UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03091

Name of Fund: BlackRock Series Fund, Inc.

BlackRock Advantage Large Cap Core Portfolio

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock Government Money Market Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series Fund, Inc.,

55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2020

Date of reporting period: 06/30/2020

Item 1 – Report to Stockholders

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Series Fund, Inc.

•	BlackRock Advantage Large Cap Core Portfolio
•	BlackRock Balanced Capital Portfolio
•	BlackRock Capital Appreciation Portfolio
•	BlackRock Global Allocation Portfolio
•	BlackRock Government Money Market Portfolio

BlackRock Series Fund II, Inc.

•	BlackRock High Yield Portfolio
•	BlackRock U.S. Government Bond Portfolio

Not FDIC Insured - May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2020	BlackRock Advantage Large Cap Core Portfolio

Investment Objective

BlackRock Advantage Large Cap Core Portfolio’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund outperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

The Fund performed well navigating a highly volatile market backdrop during the period. At the beginning of 2020, markets were touching new highs in a strong risk-on rally driven by excitement for a phase one trade deal between the United States and China. The anticipation of a resolution for the trade dispute, and the actual deal itself, helped boost stocks through mid-February. However, the spread of a coronavirus across the globe provided an inflection point leading to a steep market decline. Investor concerns mounted amid broadly enforced economic shutdowns, as expectations of growth and employment were impacted. The speed of the selloff drove one of the worst quarterly returns for U.S. equities on record as volatility hit levels last observed during the 2008 global financial crisis. As a result, policy makers stepped in with both fiscal and monetary packages aimed at supporting the market. In the second quarter, U.S. equities recovered sharply as policy stimulus exceeded expectations and the economy slowly reopened. Further supporting markets, economic data improved after hitting troughs earlier in the year. Both U.S. retail sales and jobs data surprised in May, creating hope for a strong recovery. This prompted a sharp reversal in market leadership, as positions that had benefited earlier from the coronavirus began to underperform more value-oriented cyclicals. The recovery ultimately moderated in June amid rising coronavirus cases, reestablishing leadership for growth over value.

The Fund’s sentiment measures were the largest positive contributors to relative performance for the period, as they were broadly able to successfully navigate the changing market environment. Specifically, an insight that looks to cross-asset class data, such as bond markets, outperformed given credit spread volatility. This insight drove gains through successful positioning in biotechnology companies. Sentiment-based insights that utilize alternative data contributed to excess return as well. This was most observable across insights that captured supply chain disruptions and look to non-obvious news. Less-traditional quality measures also continued to display strong performance, such as insights related to environmental, social and governance (“ESG”) factors. Specifically, a recently added insight that identifies investor flows into ESG-related positions was one of the top performing signals after successfully capturing an evolving investor preference for sustainability.

Unsurprisingly, given the market volatility, insights with a preference for less-leveraged companies positively contributed to the Fund’s performance. Capturing how companies are navigating fast-changing consumer habits and the emergence from lockdown using web traffic and mobile application usage was effective as well. The “real time” nature of these types of measures has been helpful in evaluating the quickly evolving marketplace, specifically with respect to banks.

Select insights struggled during the period. Certain macro-thematic insights lagged against the rapidly evolving backdrop. A style-timing insight focused on momentum exposures detracted given the sharp rotations in and out of favor of that style during the period. Similarly, macro insights that that look toward import and labor costs were also weaker in the period. Growth and technology stocks continued to dominate market leadership, presenting a headwind to value-based insights. In particular, more traditional value signals, such as comparing research trends across price, struggled given the backdrop.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these is a new signal that uses the investment adviser’s existing library of insights to create bespoke allocation models at the individual stock level. This builds upon earlier machine-learned capabilities developed by the investment adviser. Additionally, a new insight that looks to identify trade crowding from broker concentration was added. Finally, given the dynamism of the current environment, the Fund instituted enhanced signal constructs to best identify emerging trends, such as “work from home.”

Describe portfolio positioning at period end.

Relative to the Russell 1000© Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the consumer discretionary and information technology sectors and slight underweight positions in communication services and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Advantage Large Cap Core Portfolio

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock Advantage Large Cap Core Portfolio(b)	(2.13)%	6.55%	10.12%	13.20%
Russell 1000® Index(c)	(2.81)	7.48	10.47	13.97

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Portfolio.

(b)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities.

(c)

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Advantage Large Cap Core Portfolio	$1,000.00	$978.70	$2.41	$1,000.00	$1,022.43	$2.46	0.50%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	27%
Health Care	14
Consumer Discretionary	12
Financials	10
Communication Services	9
Industrials	8
Consumer Staples	7
Utilities	3
Real Estate	3
Materials	2
Energy	2
Short-Term Securities	6
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	5

Fund Summary as of June 30, 2020	BlackRock Balanced Capital Portfolio

Investment Objective

BlackRock Balanced Capital Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund returned 0.38%, underperforming its blended benchmark (60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index), which returned 1.20% for the period. The Russell 1000® Index returned (2.81)%, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 6.14%.

What factors influenced performance?

From an asset allocation perspective, an underweight stance with respect to U.S. duration (and corresponding interest rate sensitivity), which the Fund held through the end of March, detracted from returns as the Fed cut its benchmark Fed Funds rate to 0% and implemented a new bond purchase program to alleviate the funding stress and market volatility that occurred following the coronavirus outbreak.

In the equity allocation, certain macro-thematic insights struggled against the rapidly evolving backdrop. A style timing insight focused on momentum exposures detracted from performance given the sharp rotations of that style in and out of favor during the period. Similarly, macro insights that look at import and labor costs were also weak during the period. In the fixed income allocation, positioning across securitized assets, namely in commercial mortgage-backed securities and non-agency mortgage-backed securities (“MBS”), detracted. An overweight to U.S. municipal bonds also weighed on the Fund’s return during the period.

From an asset allocation perspective, an overweight to U.S. equities initiated during the market sell-off in March added to Fund performance as risk assets bounced back from lows on the back of substantial monetary and fiscal stimulus along with early signs of economic recovery as many countries started to reopen.

Within the equity allocation, sentiment measures contributed to returns, as they were broadly able to successfully navigate the changing market environment. Specifically, an insight that looks to cross-asset class data, such as bond markets, outperformed given credit spread volatility. This insight drove gains through successful positioning in biotechnology companies. Additionally, sentiment-based insights that utilize alternative data also contributed to excess returns. This was most observable across insights that captured supply chain disruptions and look to non-obvious news. Within the fixed income allocation, overweight positions to investment grade corporate credit, agency MBS, and emerging markets contributed to performance.

The Fund held derivatives during the period as a part of its investment strategy, but the positions were small. Derivatives are used by the investment adviser as a means to manage risk and/or take outright views on equities, interest rates, credit risk and/or foreign exchange positions in the Fund. The Fund’s use of derivatives had a negative impact on Fund performance.

Describe recent portfolio activity.

The Fund entered the year with an overweight to U.S. equities and an underweight to U.S. duration, albeit at low active risk levels. In early February, as the investment adviser’s conviction in the macro outlook improved, the Fund increased its procyclical positioning by adding to the Fund’s overweight equity and underweight duration positions. The investment adviser believed that steady consumption and stronger-than-appreciated inflationary dynamics in the United States and Europe were likely to intersect with an increase in manufacturing activity. However, as the coronavirus outbreak spread beyond China and equity markets sold off, the investment adviser took that as an opportunity to increase the Fund’s overweight to U.S. equities and close its underweight to duration. Subsequently, in April and May, the investment adviser reduced the magnitude of the Fund’s overweight to U.S. equities and added an overweight to U.S. duration.

The equity allocation maintained a balanced risk exposure across all major return drivers. However, several new stock selection insights were added to the portfolio. These included a signal that uses the investment adviser’s existing library of systematic insights to create allocation models at the individual stock level. Additionally, an insight that looks to identify trade crowding from broker concentration was added. Finally, given the dynamism of the current environment, the portfolio instituted enhanced signal constructs to best identify emerging trends, such as “work from home.”

Within the fixed income allocation, the Fund tactically deployed expressions in agency MBS during the first quarter of 2020. After sharply reducing exposure to agency MBS when valuations became rich in February, the portfolio moved back to an overweight position in mid-March when valuations returned to more attractive levels. The sector has since benefited from the Fed’s announcement of its MBS purchase program. Risk assets performed well in the second quarter due to extraordinary policy support and much improved market sentiment. Within spread assets, the portfolio slightly added to U.S. investment grade credit and certain parts of the high yield bond market. The portfolio also increased its overweight in agency MBS on the view that rates will remain in a tighter range, alongside lower levels of volatility, which should bode well for the sector.

Describe portfolio positioning at period end.

The Fund ended the period with a constructive view on U.S. equities and U.S. duration as policymakers are likely to continue to pursue efforts to support economic recovery and interest rates are likely to remain at historically low levels for an extended period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Balanced Capital Portfolio

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock Balanced Capital Portfolio(b)	0.38%	6.78%	8.22%	10.08%
60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index(c)	1.20	8.61	8.28	10.08
Russell 1000® Index(d)	(2.81)	7.48	10.47	13.97
Bloomberg Barclays U.S. Aggregate Bond Index(e)	6.14	8.74	4.30	3.82

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in U.S. and foreign equity securities and fixed income securities of any maturity.

(c)	A customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%).
(d)

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

(e)

A widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Ending Account Value (06/30/20)	Expenses Paid During the Period (c)
BlackRock Balanced Capital Portfolio	$1,000.00	$1,003.80	$2.49	$2.44	$1,000.00	$1,022.38	$2.51	$1,022.43	$2.46

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
(c)	Expenses are equal to the annualized expense ratio (0.49%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION
Asset Type	Percent of Total Investments	(a)
Common Stocks	57%
U.S. Government Sponsored Agency Securities	15
Corporate Bonds	13
U.S. Treasury Obligations	6
Asset-Backed Securities	3
Investment Companies	2
Municipal Bonds	2
Non-Agency Mortgage-Backed Securities	1
Foreign Government Obligations	1
Capital Trusts	—	(b)
Foreign Agency Obligations	—	(b)
Rights	—	(b)
Floating Rate Loan Interests	—	(b)
Other Interests	—	(b)

(a)	Excludes short-term securities, options purchased, options written, borrowed bonds and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of June 30, 2020	BlackRock Capital Appreciation Portfolio

Investment Objective

BlackRock Capital Appreciation Portfolio’s (the “Fund”) investment objective is to seek long term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund outperformed its benchmark, the Russell 1000® Growth Index, and the broad market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

The largest contributors to the Fund’s relative performance over the period included stock selection in the consumer discretionary and communication services sectors as well as positioning in consumer staples. In consumer discretionary, an overweight to internet & direct marketing retail, most notably an overweight position in ecommerce and cloud computing company Amazon.com, Inc. and an out-of-benchmark position in Argentine ecommerce company MercadoLibre, Inc., drove relative performance. Within communication services, stock selection in the entertainment subsector with an overweight position in Netflix, Inc. further added to relative results. Lastly, an underweight to the consumer staples sector, with limited exposure most notably to the beverages segment, proved advantageous as well.

The only detractor from relative performance in sector terms was stock selection in health care. Within health care, an overweight exposure to health care equipment & supplies weighed on performance, specifically overweight positions in Boston Scientific Corp., Align Technology, Inc., Intuitive Surgical, Inc., and Varian Medical Systems, Inc. Additionally, positioning within the life sciences tools & services industry was a slight drag on performance, due to an overweight position in IQVIA Holdings, Inc. and an underweight position in Illumina, Inc.

Describe recent portfolio activity.

During the period, exposure to information technology (“IT”) increased with allocations to software. Exposure to the consumer discretionary sector increased as well. Conversely, exposure to industrials decreased the most due to a lowered allocation to aerospace & defense. Exposure to the health care sector decreased as well.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight position relative to the Russell 1000® Growth Index was in the consumer discretionary sector, followed by financials and materials. Conversely, the consumer staples sector was the largest underweight, followed by health care and IT.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Capital Appreciation Portfolio

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock Capital Appreciation Portfolio(b)	13.78%	21.71%	15.92%	16.09%
S&P 500® Index(c)	(3.08)	7.51	10.73	13.99
Russell 1000® Growth Index(d)	9.81	23.28	15.89	17.23

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment adviser believes have exhibited above-average growth rates in earnings over the long term.

(c)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(d)

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Capital Appreciation Portfolio	$1,000.00	$1,137.80	$2.55	$1,000.00	$1,022.48	$2.41	0.48%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION
Sector	Percent of Net Assets
Information Technology	42%
Consumer Discretionary	22
Health Care	11
Communication Services	11
Industrials	5
Financials	4
Real Estate	2
Materials	2
Consumer Staples	1
Short-Term Securities	2
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	9

Fund Summary as of June 30, 2020	BlackRock Global Allocation Portfolio

Investment Objective

BlackRock Global Allocation Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund outperformed its Reference Benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-U.S.) Index (24%), ICE BofAML Current 5-Year U.S. Treasury Index (24%) and FTSE Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”), and outperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

Within equities, security selection within and an overweight to consumer discretionary and information technology (“IT”) contributed to performance. Stock selection within and an underweight to energy was additive, and stock selection within communication services contributed to returns as well. Portfolio positioning within fixed income, specifically yield curve positioning at the long end of the curve, positively impacted returns. Exposure to U.S. investment grade corporate credit and modest exposure to Chinese government bonds was also additive. Exposure to gold-related securities and cash equivalents contributed to performance as well.

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives, in aggregate, contributed to the Fund’s performance.

Within equities, security selection within industrials weighed on returns. Stock selection within financials and health care also detracted, although this was partially offset by an underweight and overweight, respectively, to those sectors. Within fixed income, a broad underweight relative to the benchmark negatively impacted returns. Exposure to U.S. Treasury inflation-protected securities detracted as well. Currency management, notably an underweight to the Australian dollar, also weighed on performance.

Describe recent portfolio activity.

During the period, the Fund’s overall equity allocation decreased from 67% to 64% of net assets. Within equities, the Fund increased exposure to Europe and decreased exposure to Japan and the United States. From a sector perspective, the Fund increased exposure to IT and consumer discretionary, and decreased exposure to industrials, financials, energy, consumer staples and communication services. The Fund’s allocation to fixed income decreased from 27% to 25% of net assets. Within fixed income, the Fund decreased exposure to government bonds and securitized debt, and increased exposure to corporate credit. From the perspective of the portfolio’s interest rate sensitivity, the Fund increased total portfolio duration from 1.7 years to 2.3 years. The Fund’s allocation to commodity-related assets increased from 2% to 4% of net assets.

Reflecting the changes in the Fund’s overall allocations to the equity, fixed income and commodity-related asset classes during the period, the Fund’s cash equivalents increased from 4% to 7% of net assets. During the six-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments and redemptions.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund was overweight in equities and underweight in fixed income, with exposure to commodity-related securities and cash and cash equivalents. Within equities, the Fund was overweight in the United States and continental Europe, and underweight in Asia, specifically Japan and Australia. From a sector perspective, the Fund was overweight in consumer discretionary, health care, communication services and IT, while underweight in consumer staples, real estate, financials and energy. Within fixed income, the Fund was underweight in developed market government bonds, and overweight in corporate bonds and securitized debt. With respect to currency exposure, the Fund was overweight in the U.S. dollar, and underweight in the euro and Australian dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Global Allocation Portfolio

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock Global Allocation Portfolio(b)(c)	0.50%	7.03%	4.73%	6.52%
FTSE World Index(d)	(6.20)	2.73	7.17	9.99
Reference Benchmark(e)	(1.67)	4.22	6.09	7.59
U.S. Stocks: S&P 500 Index(f)	(3.08)	7.51	10.73	13.99
Non U.S. Stocks: FTSE World (ex-U.S.) Index(g)	(11.64)	(4.93)	2.63	5.65
U.S. Bonds: ICE BofAML Current 5-Year U.S. Treasury Index(h)	7.25	8.44	3.21	2.93
Non U.S. Bonds: FTSE Non U.S. Dollar World Government Bond Index(i)	1.04	0.86	3.32	1.81

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(c)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

(d)	A market cap weighted index representing the performance of the large and mid-cap stocks from the developed and advanced emerging countries within the FTSE Global Equity Index Series.
(e)

An unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.

(f)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(g)

A market cap weighted index representing the performance of the large and mid-cap stocks from the developed and advanced emerging countries excluding the U.S. within the FTSE Global Equity Index Series.

(h)

An unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond. Effective January 1, 2020, the Fund’s benchmark was renamed from ICE BofAML Current 5-Year U.S. Treasury Index to ICE BofA Current 5-Year U.S. Treasury Index.

(i)	An unmanaged market capitalization-weighted index that tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	11

Fund Summary as of June 30, 2020 (continued)	BlackRock Global Allocation Portfolio

Expense Example

	Actual				Hypothetical (a)
			Including dividend expense	Excluding dividend expense		Including dividend expense		Excluding dividend expense
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Ending Account Value (06/30/20)	Expenses Paid During the Period (c)
BlackRock Global Allocation Portfolio	$1,000.00	$1,005.00	$2.89	$2.84	$1,000.00	$1,021.98	$2.92	$1,022.03	$2.87

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)	Expenses are equal to the annualized expense ratio (0.58%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
(c)	Expenses are equal to the annualized expense ratio (0.57%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

Overall Asset Exposure

	Percent of Fund’s Net Assets (a)		Reference Benchmark (b) Percentages
	06/30/2020	12/31/2019
U.S. Equities	42%	43%	35%
European Equities	13	12	12
Asia Pacific Equities	8	11	9
Other Equities	1	1	3

Total Equities	64	67	60

U.S. Dollar Denominated Fixed Income Securities	19	19	24
U.S. Issuers	18	18	—
Non-U.S. Issuers	1	1	—
Non-U.S. Dollar Denominated Fixed Income Securities	6	8	16

Total Fixed Income Securities	25	27	40

Commodity-Related	4	2	—

Cash & Short-Term Securities	7	4	—

(a)	Exposure based on market value and adjusted for the economic value of futures, swaps, and options (except with respect to fixed income securities), and convertible bonds.
(b)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 10 of this report to shareholders in the “Performance Summary” section.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Money Market Overview For the 6-Month Period Ended June 30, 2020	BlackRock Government Money Market Portfolio

At the onset of 2020, the economy was in a good place and interest rate policy was appropriate according to the Fed, but this outlook quickly changed upon the imposition of dramatic measures by authorities around the world to stem the spread of the coronavirus pandemic. In response, the Fed quickly enacted a series of unprecedented measures to channel credit to businesses and households and smooth market functioning.

The Fed’s stimulus campaign began with an “emergency” 0.50% cut to the Federal Funds target rate on March 3, 2020. This action was followed up a few weeks later with a surprise 1% interest rate cut, bringing the range for the Federal Funds target rate to 0.00%-0.25%. This action included a commitment to keep rates low until the uncertainty has passed. Dusting off its crisis-era playbook, the Fed rebooted or rolled out various support facilities and continues to emphasize its support of credit and liquidity in order to stabilize markets.

The most impactful measure for money market funds, in our view, was the creation of the Money Market Liquidity Facility to purchases commercial paper and domestic and Yankee certificates of deposit from prime money market funds, and municipal debt and variable rate demand notes from municipal money market funds.

The facility was largely active and provided liquidity to money market funds by the end of the first quarter of 2020. In a nod to 2008, the Fed revived the following vehicles: the Commercial Paper Funding Facility to backstop the purchase of high-quality commercial paper from U.S. issuers; the Primary Dealer Credit Facility to provide low- cost funding against a broad range of collateral including commercial paper; and the Term Asset-Backed Securities Loan Facility to purchase asset-backed securities.

Other notable actions included the creation of new facilities to purchase investment- grade corporate debt through the Primary Market Corporate Credit Facility and Secondary Market Corporate Credit Facility. A $2 trillion fiscal aid package signed into law by President Trump along with a series of coordinated global fiscal and monetary actions complemented the Fed’s sweeping measures.

While no new policy initiatives were announced at the June 10, 2020 Federal Open Market Committee meeting, Chairman Powell acknowledged during the post-meeting press conference that two additional policy tools, so-called forward guidance and the targeting of interest rates along the yield curve, were both discussed. Minutes of the meeting released on July 1 revealed that “participants generally indicated support for outcome-based forward guidance.”

According to the Investment Company Institute (“ICI”), prime money market fund assets across the industry recouped over two-thirds of the outflows experienced during the first quarter of 2020, standing around $761 billion at the quarter’s end.

By contrast, over the second quarter, government money market fund assets industrywide declined more than $160 billion since peaking at over $3.9 trillion on May 13, 2020 per the ICI. According to Wrightson ICAP (a research firm that specializes in analysis of federal reserve operations and policy, economic data, and Treasury financing trends), net new Treasury bill supply was robust in the second quarter of 2020, totaling $2.4 trillion. Rates across the Treasury bill curve were up modestly as of June 30 relative to the end of the first quarter of 2020, as markets digested heavy Treasury bill supply.

The three-month London Interbank Offered Rate overnight indexed swap spread — a gauge of stress in the financial system — declined to 0.24% as of June 30, 2020 from 1.38% as on March 31, 2020. A sign, in our view, of normalizing over the quarter.

Usage of the Money Market Mutual Fund Liquidity Facility — which is intended to serve as a backstop source of liquidity for prime and municipal money market funds — steadily declined throughout the second quarter. As of July 1, 2020, usage stood at around $20.6 billion, which is down over $32 billion from the peak level seen on April 8, 2020.

In our view, some of the excess liquidity that was amassed in money market funds in March and April is slowly being deployed elsewhere, and we expect to see additional outflows from money market funds in advance of the July 15 federal income tax filing date.

Net new Treasury bill issuance, in our assessment, could be tempered in the near term given the ample cash balance of over $1.6 trillion in the Treasury General Account at the Fed as of July 1, 2020. Looking ahead, we believe a heavier-than-expected pace of disbursements from the Treasury General Account or passage of additional fiscal stimulus at the federal level could result in a resumption of more robust Treasury bill supply.

We expect credit spreads to remain range bound over the course of the third quarter of 2020. Going forward, we will be monitoring how successful economies are at restarting activity while controlling the coronavirus spread as well as the effectiveness of policy implementation.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

MONEY MARKET OVERVIEW	13

Fund Summary as of June 30, 2020	BlackRock Government Money Market Portfolio

Investment Objective

BlackRock Government Money Market Portfolio’s (the “Fund”) investment objective is to seek to preserve capital, to maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
U.S. Government Sponsored Agency Obligations	42%
Repurchase Agreements	32
U.S. Treasury Obligations	22
Other Assets Less Liabilities	4

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yield	7-Day Yield
BlackRock Government Money Market Portfolio	0.00%	0.00%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Government Money Market Portfolio	$1,000.00	$1,002.60	$2.34	$1,000.00	$1,022.53	$2.36	0.47%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020	BlackRock High Yield Portfolio

Investment Objective

BlackRock High Yield Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

During the six-month period ended June 30, 2020, the Fund outperformed the benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

High yield bonds posted a negative return in the first half of the year. The bulk of the loss occurred in late February and the first three weeks of March, when concerns about the economic impact of the coronavirus pandemic led to a sharp sell-off in higher-risk segments of the financial markets. The asset class subsequently recovered in response to the significant stimulus provided by Congress and the Fed, but it was unable to recover the ground it had lost in the earlier downturn.

Security selection in the oil field services industry contributed positively to Fund performance, as did underweight positions in transportation services and retail. The Fund’s overweight in CCC rated issues and position in investment-grade securities added value, as well.

An underweight allocation to the independent energy sector and security selection in the banking and midstream energy sectors detracted from Fund performance. An underweight allocation to BB rated securities hurt results, as did the Fund’s out-of-benchmark allocations to equities and floating rate loan interests (“bank loans”).

Describe recent portfolio activity.

The Fund increased its weightings in the independent energy, midstream and automotive sectors, while reducing its allocations to the cable/satellite, packaging and aerospace/defense sectors. The Fund tactically increased its position in investment-grade securities, primarily new issues that came to the market at attractive valuations in the second quarter of 2020.

Describe portfolio positioning at period end.

The Fund continued to have out-of-benchmark allocations to bank loans and investment-grade debt. The Fund remained underweight in BB rated issues. The Fund was overweight in select CCC bonds, but underweight in the highest-yielding portion of the market that contains a larger concentration of distressed assets. Major sector positioning themes remained consistent, with the largest overweights in technology, banking and aerospace/defense. Conversely, the Fund was underweight in the media/ entertainment, food/beverage and home construction sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	15

Fund Summary as of June 30, 2020 (continued)	BlackRock High Yield Portfolio

Performance Summary for the Period Ended June 30, 2020

				Average Annual Total Returns (a)
	Standardized 30-Day Yield (b)	Unsubsidized 30-Day Yield (b)	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock High Yield Portfolio(c)	5.63%	4.84%	(3.15)%	1.30%	4.60%	6.62%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(d)	—	—	(3.83)	0.00	4.79	6.67

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/ payable date. Insurance-related fees and expenses are not reflected in these returns. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock High Yield Portfolio (the “Predecessor Fund”), a series of BlackRock Series Fund, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Fund’s total returns prior to October 1, 2011 are the returns of the Predecessor Fund when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Portfolio”.

(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in non-investment grade bonds with maturities of ten years or less.

(d)

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock High Yield Portfolio	$1,000.00	$968.50	$2.45	$1,000.00	$1,022.38	$2.51	0.50%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

Portfolio Information

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)
A	—	%(c)
BBB/Baa	13
BB/Ba	38
B	32
CCC/Caa	13
CC/Ca	—	(c)
D	—	(c)
NR	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities and investments sold short.
(c)	Represents less than 1% of the Fund’s total investments.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

Detractors from the Fund’s performance relative to the benchmark included the allocation to commercial mortgage-backed securities (“CMBS”), as the sector was negatively impacted by the market volatility and illiquidity seen in the wake of the coronavirus pandemic. Positioning with respect to interest rate volatility and inflation also weighed on the Fund’s return.

Positive contributors to the Fund’s performance relative to the benchmark included selection within 30-year agency mortgage-backed securities (“MBS”). The Fund’s stance with respect to U.S. and global interest rates also aided return, specifically, an above-benchmark stance with respect to duration (and corresponding interest rate sensitivity) as Treasury yields declined sharply during the period.

Describe recent portfolio activity.

During the reporting period, allocations to agency MBS and U.S. Treasuries were reduced, along with exposure to inflation-protected securities and agency CMBS. The Fund’s duration stance shifted from an overweight to an underweight.

The Fund had an elevated cash position throughout the period due to the investment adviser ‘s preference for using forward contracts to gain MBS exposure as opposed to holding cash bonds. The Fund’s cash position did not have a material impact on performance over the six-month period.

Describe portfolio positioning at period end.

The Fund was modestly underweight U.S. duration. Overall, the Fund maintained a modestly constructive near-term stance on agency MBS, with a focus on low coupon, “to be announced” securities that will derive fundamental benefits from the Federal Reserve’s ongoing purchases. Within global interest rate and currency strategies, the Fund maintains a small long position in select European peripherals, including Italy and Spain, given accommodative central bank policy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION
Asset Type	Percent of Total Investments	(a)
U.S. Government Sponsored Agency Securities	49%
U.S. Treasury Obligations	45
Non-Agency Mortgage-Backed Securities	4
Asset-Backed Securities	2
Foreign Government Obligations	—	(b)

(a)	Excludes short-term securities, options purchased, options written and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

FUND SUMMARY	17

Fund Summary as of June 30, 2020 (continued)	BlackRock U.S. Government Bond Portfolio

Performance Summary for the Period Ended June 30, 2020

				Average Annual Total Returns (a)
	Standardized 30-Day Yield (b)	Unsubsidized 30-Day Yield (b)	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock U.S. Government Bond Portfolio(c)	1.44%	1.01%	6.10%	7.94%	3.49%	3.05%
Bloomberg Barclays U.S. Government/Mortgage Index(d)	—	—	6.59	8.50	3.73	3.23
Bloomberg Barclays U.S. Mortgage-Backed Securities Index(e)	—	—	3.50	5.67	3.23	3.06

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/ payable date. Insurance-related fees and expenses are not reflected in these returns. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Government Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Series Fund, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio.”

(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

(d)	This index measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
(e)	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Ending Account Value (06/30/20)	Expenses Paid During the Period (c)
BlackRock U.S. Government Bond Portfolio	$1,000.00	$1,061.00	$3.43	$2.56	$1,000.00	$1,021.53	$3.37	$1,022.38	$2.51

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)	Expenses are equal to the annualized expense ratio (0.67%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
(c)	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to each Fund’s shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	19

Schedule of Investments (unaudited) June 30, 2020	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.9%

Aerospace & Defense — 1.2%
Boeing Co. (The)	1,011	$185,316
Curtiss-Wright Corp.	407	36,337
HEICO Corp.	2,145	213,749
Hexcel Corp.(a)	1,413	63,896
L3Harris Technologies, Inc.	1,921	325,936
Lockheed Martin Corp.	1,919	700,282
Mercury Systems, Inc.(b)	310	24,385
Northrop Grumman Corp.	1,127	346,485
Spirit AeroSystems Holdings, Inc., Class A	3,226	77,230
Teledyne Technologies, Inc.(b)	601	186,881

		2,160,497

Air Freight & Logistics — 0.3%
FedEx Corp.	494	69,269
United Parcel Service, Inc., Class B	4,480	498,086

		567,355

Airlines — 0.3%
Alaska Air Group, Inc.	2,020	73,245
Delta Air Lines, Inc.(a)	11,146	312,646
Southwest Airlines Co.	2,996	102,403

		488,294

Auto Components — 0.1%
Aptiv plc	351	27,350
Goodyear Tire & Rubber Co. (The)	8,159	72,982

		100,332

Automobiles — 0.6%
Harley-Davidson, Inc.	3,241	77,038
Tesla, Inc.(b)	828	894,083

		971,121

Banks — 3.3%
Bank of America Corp.	41,901	995,149
Bank OZK(a)	2,188	51,352
CIT Group, Inc.	1,004	20,813
Citigroup, Inc.	2,547	130,152
Citizens Financial Group, Inc.	9,482	239,325
Comerica, Inc.	629	23,965
Credicorp Ltd.	146	19,516
Cullen/Frost Bankers, Inc.(a)	5,563	415,612
First Horizon National Corp.	4,343	43,256
JPMorgan Chase & Co.	18,925	1,780,085
PNC Financial Services Group, Inc. (The)	1,956	205,791
US Bancorp	3,997	147,169
Wells Fargo & Co.	64,918	1,661,901
Wintrust Financial Corp.	527	22,988
Zions Bancorp NA	521	17,714

		5,774,788

Beverages — 1.7%
Brown-Forman Corp., Class B	1,280	81,485
Coca-Cola Co. (The)	15,325	684,721
Coca-Cola European Partners plc	4,973	187,780
PepsiCo, Inc.	14,825	1,960,755

		2,914,741

Biotechnology — 4.0%
AbbVie, Inc.	22,628	2,221,617
Alexion Pharmaceuticals, Inc.(b)	423	47,477

Security	Shares	Value

Biotechnology (continued)
Alkermes plc(b)	3,678	$71,372
Amgen, Inc.	5,625	1,326,712
Biogen, Inc.(b)	1,113	297,783
Gilead Sciences, Inc.	21,546	1,657,749
Moderna, Inc.(b)	1,358	87,197
Regeneron Pharmaceuticals, Inc.(b)	835	520,748
Sage Therapeutics, Inc.(b)	2,101	87,360
Vertex Pharmaceuticals, Inc.(b)	2,312	671,197

		6,989,212

Building Products — 0.7%
Advanced Drainage Systems, Inc.	1,648	81,411
Allegion plc	10,273	1,050,106
Resideo Technologies, Inc.(a)(b)	9,496	111,293
Trex Co., Inc.(b)	276	35,900

		1,278,710

Capital Markets — 2.5%
Ameriprise Financial, Inc.	1,602	240,364
Bank of New York Mellon Corp. (The)	5,053	195,299
Cboe Global Markets, Inc.	848	79,101
Charles Schwab Corp. (The)	15,292	515,952
CME Group, Inc.	2,776	451,211
FactSet Research Systems, Inc.	1,520	499,274
Franklin Resources, Inc.(a)	980	20,551
Intercontinental Exchange, Inc.	6,493	594,759
Invesco Ltd.(a)	1,436	15,451
Northern Trust Corp.	668	52,999
S&P Global, Inc.	4,552	1,499,793
State Street Corp.	1,172	74,481
T. Rowe Price Group, Inc.	892	110,162
TD Ameritrade Holding Corp.	1,607	58,463

		4,407,860

Chemicals — 1.8%
Air Products & Chemicals, Inc.	2,234	539,421
DuPont de Nemours, Inc.	1,529	81,236
Ecolab, Inc.(a)	7,277	1,447,759
FMC Corp.	344	34,269
Linde plc	1,008	213,807
LyondellBasell Industries NV, Class A	637	41,864
Mosaic Co. (The)	11,715	146,555
PPG Industries, Inc.	1,480	156,969
Sherwin-Williams Co. (The)	678	391,782

		3,053,662

Commercial Services & Supplies — 0.2%
Cintas Corp.	1,226	326,557
Copart, Inc.(b)	594	49,463

		376,020

Communications Equipment — 1.7%
Ciena Corp.(b)	2,010	108,862
Cisco Systems, Inc.	62,060	2,894,478
Motorola Solutions, Inc.	19	2,662

		3,006,002

Construction & Engineering — 0.5%
EMCOR Group, Inc.(a)	9,167	606,305
MasTec, Inc.(b)	6,486	291,027
Quanta Services, Inc.	926	36,327

		933,659

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance — 0.6%
Ally Financial, Inc.	19,782	$392,277
American Express Co.	5,749	547,305
Discover Financial Services	582	29,152
LendingTree, Inc.(a)(b)	121	35,033

		1,003,767

Containers & Packaging — 0.1%
International Paper Co.	752	26,478
WestRock Co.	3,508	99,136

		125,614

Diversified Consumer Services — 0.3%
Bright Horizons Family Solutions, Inc.(b)	908	106,418
Graham Holdings Co., Class B	295	101,088
H&R Block, Inc.	22,934	327,497

		535,003

Diversified Financial Services — 1.4%
Berkshire Hathaway, Inc., Class B(b)	14,058	2,509,494

Diversified Telecommunication Services — 1.1%
AT&T, Inc.	29,350	887,250
CenturyLink, Inc.(a)	7,646	76,689
Verizon Communications, Inc.	15,751	868,353

		1,832,292

Electric Utilities — 1.6%
Alliant Energy Corp.(a)	2,901	138,784
Eversource Energy	7,632	635,517
IDACORP, Inc.	1,979	172,905
NextEra Energy, Inc.	4,557	1,094,455
Pinnacle West Capital Corp.	2,319	169,959
Xcel Energy, Inc.	9,218	576,125

		2,787,745

Electrical Equipment — 0.7%
AMETEK, Inc.	4,688	418,967
Generac Holdings, Inc.(b)	1,635	199,355
Hubbell, Inc.	4,435	555,972

		1,174,294

Electronic Equipment, Instruments & Components — 0.6%
Avnet, Inc.	15,652	436,456
National Instruments Corp.	13,576	525,527

		961,983

Energy Equipment & Services — 0.2%
Baker Hughes Co.	3,519	54,157
ChampionX Corp.(b)	9,421	91,949
Schlumberger Ltd.	7,864	144,619
TechnipFMC plc	20,064	137,238

		427,963

Entertainment — 1.0%
Activision Blizzard, Inc.	1,721	130,624
Electronic Arts, Inc.(b)	1,545	204,017
Netflix, Inc.(b)	2,531	1,151,706
Walt Disney Co. (The)	1,930	215,215
Zynga, Inc., Class A(b)	12,143	115,844

		1,817,406

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 2.7%
Alexandria Real Estate Equities, Inc.	1,288	$208,978
American Tower Corp.	2,792	721,844
AvalonBay Communities, Inc.	1,799	278,197
Boston Properties, Inc.	9,752	881,386
Camden Property Trust	1,725	157,355
Douglas Emmett, Inc.	826	25,325
Equity Residential	11,676	686,782
Host Hotels & Resorts, Inc.	20,322	219,274
Macerich Co. (The)(a)	16,969	152,212
National Retail Properties, Inc.	1,862	66,064
Park Hotels & Resorts, Inc.(a)	24,543	242,730
Prologis, Inc.	7,483	698,389
QTS Realty Trust, Inc., Class A	1,487	95,302
Realty Income Corp.	2,532	150,654
Simon Property Group, Inc.	1,769	120,964

		4,705,456

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	8,432	2,556,667
Performance Food Group Co.(b)	928	27,042

		2,583,709

Food Products — 1.6%
Campbell Soup Co.(a)	1,478	73,353
General Mills, Inc.(a)	23,234	1,432,376
Hershey Co. (The)	9,310	1,206,762
Lamb Weston Holdings, Inc.(a)	679	43,409

		2,755,900

Gas Utilities — 0.1%
Southwest Gas Holdings, Inc.	629	43,432
UGI Corp.	3,966	126,119

		169,551

Health Care Equipment & Supplies — 2.6%
Abbott Laboratories(a)	9,839	899,580
Danaher Corp.	1,248	220,684
Dentsply Sirona, Inc.	1,905	83,934
Edwards Lifesciences Corp.(b)	16,729	1,156,141
Hologic, Inc.(b)	7,183	409,431
IDEXX Laboratories, Inc.(b)	1,783	588,675
Medtronic plc	5,283	484,451
SmileDirectClub, Inc.(a)(b)	7,566	59,772
Stryker Corp.	3,532	636,431
West Pharmaceutical Services, Inc.	346	78,601

		4,617,700

Health Care Providers & Services — 3.0%
AMN Healthcare Services, Inc.(b)	1,220	55,193
Anthem, Inc.	3,157	830,228
Cardinal Health, Inc.	3,079	160,693
Cigna Corp.	1,596	299,489
CVS Health Corp.	14,275	927,447
HCA Healthcare, Inc.	1,684	163,449
Laboratory Corp. of America Holdings(b)	127	21,096
McKesson Corp.	4,177	640,835
Quest Diagnostics, Inc.	1,341	152,820
UnitedHealth Group, Inc.	6,951	2,050,198

		5,301,448

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology — 0.5%(b)
Teladoc Health, Inc.	1,268	$241,985
Veeva Systems, Inc., Class A	2,606	610,899

		852,884

Hotels, Restaurants & Leisure — 1.5%
Boyd Gaming Corp.(a)	5,624	117,542
Chipotle Mexican Grill, Inc.(b)	140	147,330
Darden Restaurants, Inc.(a)	5,188	393,095
Domino’s Pizza, Inc.	693	256,022
Extended Stay America, Inc.	13,767	154,053
International Game Technology plc	3,217	28,631
McDonald’s Corp.	2,737	504,894
MGM Resorts International	1,848	31,046
Penn National Gaming, Inc.(b)	5,154	157,403
Texas Roadhouse, Inc.(a)	3,691	194,036
Vail Resorts, Inc.	448	81,603
Wyndham Destinations, Inc.	954	26,884
Wyndham Hotels & Resorts, Inc.	992	42,279
Yum! Brands, Inc.	5,259	457,060

		2,591,878

Household Durables — 0.0%
DR Horton, Inc.	254	14,084
Helen of Troy Ltd.(b)	100	18,856

		32,940

Household Products — 1.8%
Church & Dwight Co., Inc.	6,109	472,226
Clorox Co. (The)(a)	3,716	815,179
Colgate-Palmolive Co.	753	55,165
Procter & Gamble Co. (The)	15,438	1,845,921

		3,188,491

Industrial Conglomerates — 1.0%
3M Co.	1,451	226,342
Carlisle Cos., Inc.	2,192	262,317
General Electric Co.	3,021	20,633
Honeywell International, Inc.	6,360	919,592
Roper Technologies, Inc.	615	238,780

		1,667,664

Insurance — 2.0%
Aflac, Inc.	1,429	51,487
Brown & Brown, Inc.(a)	2,211	90,120
Cincinnati Financial Corp.	16,438	1,052,525
First American Financial Corp.	3,363	161,491
Globe Life, Inc.	4,246	315,181
Marsh & McLennan Cos., Inc.	3,708	398,128
Progressive Corp. (The)	1,356	108,629
Prudential Financial, Inc.	16,436	1,000,952
Reinsurance Group of America, Inc.	357	28,003
Unum Group	6,620	109,826
Willis Towers Watson plc	766	150,864

		3,467,206

Interactive Media & Services — 5.0%(b)
Alphabet, Inc., Class A	2,349	3,330,999
Alphabet, Inc., Class C	1,742	2,462,509
Facebook, Inc., Class A	11,317	2,569,751
Twitter, Inc.	12,005	357,629
Yelp, Inc.	2,970	68,696

		8,789,584

Security	Shares	Value

Internet & Direct Marketing Retail — 5.3%
Amazon.com, Inc.(b)	3,173	$8,753,736
eBay, Inc.	3,510	184,099
Etsy, Inc.(b)	855	90,827
Grubhub, Inc.(b)	544	38,243
Wayfair, Inc., Class A(b)	750	148,208

		9,215,113

IT Services — 5.2%
Accenture plc, Class A	1,054	226,315
Amdocs Ltd.	1,300	79,144
Automatic Data Processing, Inc.	10,735	1,598,334
DXC Technology Co.	2,198	36,267
Fiserv, Inc.(b)	6,122	597,630
Jack Henry & Associates, Inc.	667	122,748
Mastercard, Inc., Class A	5,759	1,702,936
Paychex, Inc.	12,586	953,389
PayPal Holdings, Inc.(b)	12,933	2,253,317
Visa, Inc., Class A	8,090	1,562,745

		9,132,825

Leisure Products — 0.0%
Peloton Interactive, Inc., Class A(b)	368	21,259

Life Sciences Tools & Services — 0.1%
Mettler-Toledo International, Inc.(b)	63	50,750
Thermo Fisher Scientific, Inc.	183	66,308

		117,058

Machinery — 2.0%
AGCO Corp.	3,453	191,504
Deere & Co.(a)	2,735	429,805
Illinois Tool Works, Inc.	6,712	1,173,593
Middleby Corp. (The)(b)	789	62,284
Oshkosh Corp.	6,537	468,180
PACCAR, Inc.	5,647	422,678
Snap-on, Inc.(a)	2,281	315,941
Toro Co. (The)	651	43,187
Xylem, Inc.	7,062	458,748

		3,565,920

Media — 1.5%
Altice USA, Inc., Class A(b)	3,466	78,123
AMC Networks, Inc., Class A(b)	3,079	72,018
Cable One, Inc.	34	60,345
Comcast Corp., Class A(a)	15,859	618,184
Discovery, Inc., Class A(b)	9,481	200,049
Interpublic Group of Cos., Inc. (The)	41,234	707,575
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	509	17,571
Sirius XM Holdings, Inc.(a)	154,920	909,380
TEGNA, Inc.	2,105	23,450

		2,686,695

Metals & Mining — 0.3%
Alcoa Corp.(b)	16,442	184,808
Reliance Steel & Aluminum Co.	2,455	233,053
Steel Dynamics, Inc.	2,783	72,609

		490,470

Multiline Retail — 0.3%
Macy’s, Inc.(a)	7,241	49,818
Target Corp.	3,773	452,496

		502,314

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities — 0.9%
Ameren Corp.	8,848	$622,545
CMS Energy Corp.	6,188	361,503
Consolidated Edison, Inc.	7,072	508,689

		1,492,737

Oil, Gas & Consumable Fuels — 1.7%
Chevron Corp.	6,373	568,663
Concho Resources, Inc.	1,102	56,753
ConocoPhillips	7,461	313,511
Continental Resources, Inc.	6,764	118,573
EOG Resources, Inc.	11,390	577,017
Exxon Mobil Corp.	3,026	135,323
Marathon Oil Corp.(a)	50,588	309,599
ONEOK, Inc.	1,533	50,926
PBF Energy, Inc., Class A(a)	5,584	57,180
Phillips 66	1,161	83,476
Suncor Energy, Inc.	10,884	183,504
Valero Energy Corp.	4,629	272,278
Williams Cos., Inc. (The)	8,987	170,933

		2,897,736

Paper & Forest Products — 0.1%
Domtar Corp.	9,631	203,310

Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	12,446	731,825
Elanco Animal Health, Inc.(b)	5,789	124,174
Eli Lilly & Co.	3,608	592,362
Johnson & Johnson	8,775	1,234,028
Merck & Co., Inc.	27,816	2,151,011
Mylan NV(b)	2,573	41,374
Pfizer, Inc.	24,277	793,858
Zoetis, Inc.	7,656	1,049,178

		6,717,810

Professional Services — 0.3%
IHS Markit Ltd.	2,876	217,138
Robert Half International, Inc.	7,169	378,738

		595,876

Road & Rail — 0.8%
AMERCO	602	181,919
CSX Corp.	4,407	307,344
Landstar System, Inc.	504	56,604
Norfolk Southern Corp.	2,355	413,467
Union Pacific Corp.	2,666	450,741

		1,410,075

Semiconductors & Semiconductor Equipment — 4.5%
Analog Devices, Inc.	223	27,349
Applied Materials, Inc.	14,017	847,328
Cirrus Logic, Inc.(b)	5,155	318,476
Intel Corp.	36,191	2,165,307
Lam Research Corp.	2,139	691,881
NVIDIA Corp.	7,287	2,768,404
Silicon Laboratories, Inc.(b)	319	31,986
Skyworks Solutions, Inc.	2,864	366,191
Texas Instruments, Inc.	4,593	583,173
Xilinx, Inc.	800	78,712

		7,878,807

Security	Shares	Value

Software — 10.3%
ACI Worldwide, Inc.(b)	2	$54
Adobe, Inc.(b)	4,766	2,074,687
Atlassian Corp. plc, Class A(b)	1,666	300,330
Autodesk, Inc.(b)	203	48,555
Citrix Systems, Inc.	1,888	279,254
Cloudflare, Inc., Class A(b)	5,313	191,002
DocuSign, Inc.(b)	1,950	335,809
HubSpot, Inc.(b)	220	49,357
Intuit, Inc.	2,719	805,341
Microsoft Corp.	53,323	10,851,764
New Relic, Inc.(b)	1,334	91,913
RingCentral, Inc., Class A(b)	1,548	441,195
salesforce.com, Inc.(b)	5,017	939,835
ServiceNow, Inc.(b)	474	191,998
Slack Technologies, Inc., Class A(b)	7,329	227,859
Smartsheet, Inc., Class A(a)(b)	3,916	199,403
VMware, Inc., Class A(b)	814	126,056
Workday, Inc., Class A(b)	1,391	260,618
Zoom Video Communications, Inc., Class A(b)	1,631	413,524
Zscaler, Inc.(b)	2,012	220,314

		18,048,868

Specialty Retail — 2.7%
Best Buy Co., Inc.	3,193	278,653
Gap, Inc. (The)	1,495	18,867
Home Depot, Inc. (The)	11,033	2,763,877
Lowe’s Cos., Inc.	10,940	1,478,213
TJX Cos., Inc. (The)	5,023	253,963

		4,793,573

Technology Hardware, Storage & Peripherals — 4.8%
Apple, Inc.	22,122	8,070,106
HP, Inc.	8,795	153,297
NetApp, Inc.	3,358	148,994

		8,372,397

Textiles, Apparel & Luxury Goods — 0.9%
Capri Holdings Ltd.(b)	999	15,614
Levi Strauss & Co., Class A	1,471	19,711
Lululemon Athletica, Inc.(a)(b)	688	214,663
NIKE, Inc., Class B	11,552	1,132,674
VF Corp.	2,542	154,910

		1,537,572

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.	1,041	37,757
MGIC Investment Corp.	6,294	51,548

		89,305

Tobacco — 0.0%
Altria Group, Inc.	756	29,673

Trading Companies & Distributors — 0.4%
GATX Corp.(a)	7,168	437,105
SiteOne Landscape Supply, Inc.(b)	232	26,441
WESCO International, Inc.(b)	1,801	63,233
WW Grainger, Inc.	434	136,345

		663,124

Water Utilities — 0.7%
American Water Works Co., Inc.	9,023	1,160,899

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services — 0.3%
Telephone & Data Systems, Inc.	14,531	$288,876
United States Cellular Corp.(b)	9,518	293,821

		582,697

Total Common Stocks — 96.9% (Cost: $154,006,009)		169,128,338

Rights — 0.0%

Pharmaceuticals — 0.0%(b)
Bristol-Myers Squibb Co.	4,480	16,038

Total Rights — 0.0% (Cost: $9,543)		16,038

Total Long-Term Investments — 96.9% (Cost: $154,015,552)		169,144,376

Security	Shares	Value

Short-Term Securities — 6.4%(c)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%*	4,888,778	$4,888,778
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 0.05%	20,325	20,325
SL Liquidity Series, LLC, Money Market Series, 0.50%(d)*	6,297,404	6,302,443

Total Short-Term Securities — 6.4% (Cost: $11,212,175)		11,211,546

Total Investments — 103.3% (Cost: $165,227,727)		180,355,922

Liabilities in Excess of Other Assets — (3.3)%		(5,705,900)

Net Assets — 100.0%		$174,650,022

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	1,471,977	3,416,801	—	4,888,778	$4,888,778	$7,176		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)	7,954,703	—	(1,657,299)	6,297,404	6,302,443	19,302	(c)	(4,586)	(629)

					$11,191,221	$26,478		$(4,586)	$(629)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All of a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage Large Cap Core Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts S&P 500 E-Mini Index	37	09/18/20	$5,717	$95,096

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$—	$—	$95,096	$—	$—	$—	$95,096

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$348,337	$—	$—	$—	$348,337

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	72,538	—	—	—	72,538

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$5,299,650

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$169,144,376	$—	$—	$169,144,376
Short-Term Securities	4,909,103	—	—	4,909,103

Subtotal	$174,053,479	$—	$—	$174,053,479

Investments valued at NAV(a)				6,302,443

Total Investments				$180,355,922

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage Large Cap Core Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments (b)
Assets:
Equity contracts	$95,096	$—	$—	$95,096

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.
(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 2.9%
ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4, Class A2A, (LIBOR USD 1 Month + 0.13%), 0.31%, 05/25/37(a)	USD	47	$11,425
Ajax Mortgage Loan Trust(b):
Series 2017-D, Class A, 3.75%, 12/25/57(c)		124	123,791
Series 2018-B, Class A, 3.75%, 02/26/57(c)		84	80,089
Series 2018-D, Class A, 3.75%, 08/25/58(c)(d)		146	139,063
Series 2018-E, Class A, 4.38%, 06/25/58(d)		91	91,762
Series 2018-F, Class A, 4.38%, 11/25/58(c)(d)		318	320,221
Series 2018-G, Class A, 4.38%, 06/25/57(c)(d)		182	176,240
Series 2018-G, Class B, 5.25%, 06/25/57(c)(d)		100	75,000
Series 2018-G, Class C, 5.25%, 06/25/57(c)		99	97,205
Series 2019-A, Class A, 3.75%, 08/25/57(d)		177	181,381
Series 2019-B, Class A, 3.75%, 01/25/59(d)		300	308,157
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (LIBOR USD 3 Month + 1.08%), 2.19%, 10/21/28(a)(b)		250	244,736
Anchorage Capital CLO 5-R Ltd.(a)(b):
Series 2014-5RA, Class B, (LIBOR USD 3 Month + 1.45%), 2.67%, 01/15/30		250	240,880
Series 2014-5RA, Class C, (LIBOR USD 3 Month + 1.85%), 3.07%, 01/15/30		250	234,413
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.27%), 2.49%, 07/15/30(a)(b)		250	244,564
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 2.30%, 04/15/31(a)(b)		500	487,829
Arbor Realty CLO Ltd., Series 2017-FL3, Class A, (LIBOR USD 1 Month + 0.99%), 1.17%, 12/15/27(a)(b)		100	98,219
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (LIBOR USD 1 Month + 0.48%), 0.66%, 05/25/35(a)		75	65,695
Avery Point V CLO Ltd., Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 2.11%, 07/17/26(a)(b)		99	98,814
Avery Point VI CLO Ltd., Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.05%), 1.59%, 08/05/27(a)(b)		250	247,567
B2R Mortgage Trust, Series 2015-2, Class A, 3.34%, 11/15/48(b)		10	10,073
Barings CLO Ltd., Series 2018-3A, Class A1, (LIBOR USD 3 Month + 0.95%), 2.09%, 07/20/29(a)(b)		250	246,234
Battalion CLO X Ltd., Series 2016-10A, Class A1R, (LIBOR USD 3 Month + 1.25%), 2.27%, 01/24/29(a)(b)		300	295,787
BCMSC Trust(d):
Series 2000-A, Class A2, 7.58%, 06/15/30		53	15,282
Series 2000-A, Class A3, 7.83%, 06/15/30		49	14,658
Series 2000-A, Class A4, 8.29%, 06/15/30		35	11,170
BDS Ltd., Series 2019-FL3, Class A, (LIBOR USD 1 Month + 1.40%), 1.59%, 12/15/35(a)(b)		100	98,016
Bear Stearns Asset-Backed Securities I Trust(a):
Series 2004-HE7, Class M2, (LIBOR USD 1 Month + 1.73%), 1.91%, 08/25/34		3	2,493
Series 2006-HE7, Class 1A2, (LIBOR USD 1 Month + 0.17%), 0.35%, 09/25/36		138	166,556
Series 2007-HE1, Class 21A2, (LIBOR USD 1 Month + 0.16%), 0.34%, 01/25/37		38	37,355
Series 2007-HE2, Class 22A, (LIBOR USD 1 Month + 0.14%), 0.32%, 03/25/37		23	22,290
Series 2007-HE2, Class 23A, (LIBOR USD 1 Month + 0.14%), 0.32%, 03/25/37		46	47,647

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2007-HE3, Class 1A3, (LIBOR USD 1 Month + 0.25%), 0.43%, 04/25/37	USD	85	$90,496
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (LIBOR USD 1 Month + 1.20%), 1.38%, 01/25/36(a)		2	2,281
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class A1R, (LIBOR USD 3 Month + 1.24%), 2.38%, 10/18/29(a)(b)		250	246,088
California Street CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.03%), 2.25%, 10/15/25(a)(b)		187	185,230
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 0.97%), 2.10%, 04/17/31		250	241,800
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 1.60%), 2.49%, 07/28/28		250	242,281
Carlyle US CLO Ltd., Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.18%), 2.40%, 01/15/30(a)(b)		250	244,921
Carrington Mortgage Loan Trust, Series 2006- NC4, Class A3, (LIBOR USD 1 Month + 0.16%), 0.34%, 10/25/36(a)		68	63,717
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.09%), 2.23%, 10/20/28(a)(b)		250	245,236
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 2.38%, 10/17/30(a)(b)		250	245,939
Cent CLO 24 Ltd., Series 2015-24A, Class A1R, (LIBOR USD 3 Month + 1.07%), 2.29%, 10/15/26(a)(b)		250	246,804
CIFC Funding Ltd.(a)(b):
Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.75%), 2.93%, 07/16/30		250	243,594
Series 2014-4RA, Class A1A, (LIBOR USD 3 Month + 1.13%), 2.26%, 10/17/30		250	245,540
Citigroup Mortgage Loan Trust(a):
Series 2007-AHL2, Class A3B, (LIBOR USD 1 Month + 0.20%), 0.38%, 05/25/37		193	146,855
Series 2007-AHL2, Class A3C, (LIBOR USD 1 Month + 0.27%), 0.45%, 05/25/37		88	67,119
Conseco Finance Corp.:
Series 1998-8, Class A1, 6.28%, 09/01/30		16	16,768
Series 1998-8, Class M1, 6.98%, 09/01/30(d)		57	51,355
Series 2001-D, Class B1, (LIBOR USD 1 Month + 2.50%), 2.68%, 11/15/32(a)		106	97,719
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29(d)		31	11,203
Series 2000-4, Class A6, 8.31%, 05/01/32(d)		42	14,906
Series 2000-5, Class A6, 7.96%, 05/01/31		39	19,310
Countrywide Asset-Backed Certificates:
Series 2006-8, Class 2A3, (LIBOR USD 1 Month + 0.16%), 0.34%, 12/25/35(a)		34	33,423
Series 2006-S3, Class A4, 6.53%, 01/25/29(e)		11	12,581
Series 2006-SPS1, Class A, (LIBOR USD 1 Month + 0.22%), 0.40%, 12/25/25(a)		2	2,329
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-MH29, Class B1, 8.10%, 09/25/31(d)		30	31,341
Credit-Based Asset Servicing & Securitization LLC, Series 2006-MH1, Class B1, 6.25%, 10/25/36(b)(e)		100	103,833
CWABS Asset-Backed Certificates Trust, Series 2005-17, Class 1AF4, 6.05%, 05/25/36(e)		23	23,911

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
CWHEQ Home Equity Loan Trust, Series 2006- S5, Class A5, 6.16%, 06/25/35	USD	11	$12,302
CWHEQ Revolving Home Equity Loan Resuritization Trust(a)(b):
Series 2006-RES, Class 4Q1B, (LIBOR USD 1 Month + 0.30%), 0.48%, 12/15/33		21	19,889
Series 2006-RES, Class 5B1A, (LIBOR USD 1 Month + 0.19%), 0.37%, 05/15/35		83	79,379
CWHEQ Revolving Home Equity Loan Trust(a):
Series 2005-B, Class 2A, (LIBOR USD 1 Month + 0.18%), 0.36%, 05/15/35		12	11,083
Series 2006-H, Class 1A, (LIBOR USD 1 Month + 0.15%), 0.33%, 11/15/36		22	18,056
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (LIBOR USD 3 Month + 1.12%), 2.34%, 01/15/31(a)(b)		280	273,798
First Franklin Mortgage Loan Trust, Series 2006-FFH1, Class M2, (LIBOR USD 1 Month + 0.40%), 0.58%, 01/25/36(a)		39	23,129
Flatiron CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.89%), 2.11%, 04/15/27(a)(b)		163	162,121
GSAMP Trust(a):
Series 2007-H1, Class A1B, (LIBOR USD 1 Month + 0.20%), 0.38%, 01/25/47		27	16,044
Series 2007-HS1, Class M6, (LIBOR USD 1 Month + 2.25%), 2.43%, 02/25/47		25	24,457
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 1.08%), 2.07%, 07/25/27(a)(b)		154	151,723
Home Equity Asset Trust, Series 2007-1, Class 2A3, (LIBOR USD 1 Month + 0.15%), 0.33%, 05/25/37(a)		40	32,836
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36(e)		150	40,715
Home Loan Mortgage Loan Trust, Series 2005- 1, Class A3, (LIBOR USD 1 Month + 0.72%), 0.90%, 04/15/36(a)		32	29,632
ICG US CLO Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 1.14%), 2.28%, 10/19/28(a)(b)		250	246,226
Invitation Homes Trust, Series 2018-SFR3, Class E, (LIBOR USD 1 Month + 2.00%), 2.19%, 07/17/37(a)(b)		100	95,061
IXIS Real Estate Capital Trust, Series 2007- HE1, Class A4, (LIBOR USD 1 Month + 0.23%), 0.41%, 05/25/37(a)		677	213,390
Legacy Mortgage Asset Trust, Series 2019-SL1, Class A, 4.00%, 12/28/54(b)(d)		61	61,648
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 04/15/40(d)		104	109,391
Series 2002-A, Class C, 0.00%, 06/15/33		7	5,592
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(c)		69	69,247
Long Beach Mortgage Loan Trust(a):
Series 2006-5, Class 2A3, (LIBOR USD 1 Month + 0.15%), 0.33%, 06/25/36		26	13,958
Series 2006-7, Class 2A3, (LIBOR USD 1 Month + 0.16%), 0.34%, 08/25/36		16	8,054
Series 2006-9, Class 2A2, (LIBOR USD 1 Month + 0.11%), 0.29%, 10/25/36		21	9,200
Madison Park Funding XVIII Ltd., Series 2015- 18A, Class A1R, (LIBOR USD 3 Month + 1.19%), 2.30%, 10/21/30(a)(b)		250	245,471

Security		Par (000)	Value

Asset-Backed Securities (continued)
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (LIBOR USD 1 Month + 0.24%), 0.42%, 05/25/37(a)	USD	23	$15,569
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class A2MZ, (LIBOR USD 1 Month + 0.60%), 0.78%, 12/25/34(a)		78	70,729
Morgan Stanley Mortgage Loan Trust, Series 2007-9SL, Class A, (LIBOR USD 1 Month + 0.32%), 0.50%, 07/25/37(a)		16	14,757
MP CLO VIII Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 0.91%), 1.80%, 10/28/27(a)(b)		235	230,207
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A4, 6.93%, 09/15/31(d)		11	8,932
OCP CLO Ltd., Series 2016-12A, Class A1R, (LIBOR USD 3 Month + 1.12%), 2.26%, 10/18/28(a)(b)		100	98,546
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.19%), 2.33%, 01/20/31(a)(b)		250	245,039
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.02%), 2.15%, 07/17/30(a)(b)		305	297,203
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (LIBOR USD 3 Month + 1.13%), 2.35%, 03/20/25(a)(b)		7	7,051
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (LIBOR USD 3 Month + 1.04%), 1.40%, 05/23/31(a)(b)		285	277,408
Option One Mortgage Loan Trust:
Series 2007-CP1, Class 2A3, (LIBOR USD 1 Month + 0.21%), 0.39%, 03/25/37(a)		40	24,976
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(e)		36	34,220
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(e)		44	41,557
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(e)		53	54,080
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, (LIBOR USD 1 Month + 1.20%), 1.38%, 10/15/37(a)(b)(c)		27	25,780
Ownit Mortgage Loan Trust, Series 2006-2, Class A2C, 6.00%, 01/25/37(e)		30	28,553
OZLM Funding IV Ltd., Series 2013-4A, Class A1R, (LIBOR USD 3 Month + 1.25%), 2.35%, 10/22/30(a)(b)		491	476,413
OZLM XXI Ltd., Series 2017-21A, Class B, (LIBOR USD 3 Month + 1.90%), 3.04%, 01/20/31(a)(b)		250	231,529
Parallel Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.85%), 1.99%, 07/20/27(a)(b)		169	164,751
Regatta VI Funding Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.08%), 2.22%, 07/20/28(a)(b)		250	245,974
Scholar Funding Trust, Series 2013-A, Class A, (LIBOR USD 1 Month + 0.65%), 0.83%, 01/30/45(a)(b)		179	175,479
SG Mortgage Securities Trust, Series 2006- FRE2, Class A2C, (LIBOR USD 1 Month + 0.16%), 0.34%, 07/25/36(a)		17	5,063
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.24%), 2.38%, 07/20/30(a)(b)		250	245,944
SLM Private Credit Student Loan Trust(a):
Series 2004-B, Class A3, (LIBOR USD 3 Month + 0.33%), 0.64%, 03/15/24		78	76,865

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2005-A, Class A3, (LIBOR USD 3 Month + 0.20%), 0.51%, 06/15/23	USD	4	$4,345
Sound Point CLO XIV Ltd., Series 2016-3A, Class C, (LIBOR USD 3 Month + 2.65%), 3.69%, 01/23/29(a)(b)		250	246,938
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, (LIBOR USD 1 Month + 1.50%), 1.68%, 09/25/34(a)		28	28,191
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004- 23XS, Class 2A1, (LIBOR USD 1 Month + 0.30%), 0.48%, 01/25/35(a)		27	26,199
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (LIBOR USD 3 Month + 0.88%), 2.10%, 04/15/28(a)(b)		250	245,369
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.20%), 1.59%, 11/18/30(a)(b)		250	245,275
Venture 35 CLO Ltd., Series 2018-35A, Class AS, (LIBOR USD 3 Month + 1.15%), 2.25%, 10/22/31(a)(b)		250	248,641
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, (LIBOR USD 1 Month + 0.13%), 0.62%, 07/25/37(a)(b)		51	45,277

Total Asset-Backed Securities — 2.9% (Cost: $14,204,199)			13,870,454

		Shares

Common Stocks — 60.5%

Aerospace & Defense — 0.8%
Boeing Co. (The)		1,615	296,029
Curtiss-Wright Corp.		809	72,227
HEICO Corp.		3,852	383,852
Hexcel Corp.(f)		2,574	116,396
L3Harris Technologies, Inc.		3,483	590,961
Lockheed Martin Corp.(f)		3,056	1,115,196
Mercury Systems, Inc.(g)		448	35,240
Northrop Grumman Corp.		1,930	593,359
Spirit AeroSystems Holdings, Inc., Class A		6,231	149,170
Teledyne Technologies, Inc.(g)		1,196	371,896

			3,724,326

Air Freight & Logistics — 0.2%
FedEx Corp.		951	133,349
United Parcel Service, Inc., Class B		8,168	908,118

			1,041,467

Airlines — 0.2%
Alaska Air Group, Inc.		3,847	139,492
Delta Air Lines, Inc.(f)		19,820	555,951
Southwest Airlines Co.		4,535	155,007

			850,450

Auto Components — 0.0%
Aptiv plc		56	4,363
Goodyear Tire & Rubber Co. (The)		13,826	123,674

			128,037

Automobiles — 0.3%
Harley-Davidson, Inc.		5,479	130,236
Tesla, Inc.(g)		1,382	1,492,297

			1,622,533

Security	Shares	Value

Banks — 2.1%
Bank of America Corp.	74,903	$1,778,946
Bank OZK(f)	2,478	58,159
CIT Group, Inc.	1,622	33,624
Citigroup, Inc.	6,201	316,871
Citizens Financial Group, Inc.	17,455	440,564
Comerica, Inc.	1,141	43,472
Credicorp Ltd.	257	34,353
Cullen/Frost Bankers, Inc.(f)	8,952	668,804
First Horizon National Corp.	8,032	79,999
JPMorgan Chase & Co.	32,303	3,038,420
US Bancorp	7,273	267,792
Webster Financial Corp.	2,410	68,950
Wells Fargo & Co.	114,340	2,927,104
Wintrust Financial Corp.	885	38,604
Zions Bancorp NA	4,162	141,508

		9,937,170

Beverages — 1.0%
Brown-Forman Corp., Class B	1,980	126,047
Coca-Cola Co. (The)	23,990	1,071,873
Coca-Cola European Partners plc	9,236	348,751
Molson Coors Beverage Co., Class B(f)	2,049	70,404
PepsiCo, Inc.	25,671	3,395,246

		5,012,321

Biotechnology — 2.5%
AbbVie, Inc.	39,084	3,837,267
Alkermes plc(g)	5,435	105,466
Amgen, Inc.	9,900	2,335,014
Biogen, Inc.(g)	1,773	474,366
Gilead Sciences, Inc.	36,015	2,770,994
Moderna, Inc.(g)	2,680	172,083
Regeneron Pharmaceuticals, Inc.(g)	1,201	749,004
Sage Therapeutics, Inc.(g)	2,847	118,378
Vertex Pharmaceuticals, Inc.(g)	4,307	1,250,365

		11,812,937

Building Products — 0.4%
Advanced Drainage Systems, Inc.	1,770	87,438
Allegion plc	16,998	1,737,535
Resideo Technologies, Inc.(f)(g)	14,705	172,343
Trex Co., Inc.(g)	296	38,501

		2,035,817

Capital Markets — 1.6%
Ameriprise Financial, Inc.	2,695	404,358
Bank of New York Mellon Corp. (The)	8,457	326,863
Cboe Global Markets, Inc.	1,297	120,984
Charles Schwab Corp. (The)	25,741	868,501
CME Group, Inc.	4,855	789,132
FactSet Research Systems, Inc.	2,542	834,971
Franklin Resources, Inc.(f)	3,047	63,896
Intercontinental Exchange, Inc.	10,642	974,807
Northern Trust Corp.	1,472	116,788
S&P Global, Inc.	7,627	2,512,944
State Street Corp.	2,292	145,657
T. Rowe Price Group, Inc.	1,914	236,379
TD Ameritrade Holding Corp.	2,687	97,753

		7,493,033

Chemicals — 1.1%
Air Products & Chemicals, Inc.	3,263	787,884
DuPont de Nemours, Inc.	3,317	176,232
Ecolab, Inc.(f)	12,312	2,449,473
FMC Corp.	290	28,890
Linde plc	2,898	614,695
LyondellBasell Industries NV, Class A	1,631	107,189

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Mosaic Co. (The)	17,385	$217,486
PPG Industries, Inc.	3,437	364,528
Sherwin-Williams Co. (The)	1,105	638,524

		5,384,901

Commercial Services & Supplies — 0.2%
Cintas Corp.	2,088	556,160
Copart, Inc.(g)	2,893	240,900

		797,060

Communications Equipment — 1.1%
Ciena Corp.(g)	4,789	259,372
Cisco Systems, Inc.	103,756	4,839,180
Motorola Solutions, Inc.	40	5,605

		5,104,157

Construction & Engineering — 0.3%
EMCOR Group, Inc.	12,429	822,054
MasTec, Inc.(g)	9,979	447,758
Quanta Services, Inc.	1,130	44,330

		1,314,142

Consumer Finance — 0.3%
Ally Financial, Inc.	32,303	640,569
American Express Co.	9,287	884,122
Discover Financial Services	1,101	55,149
LendingTree, Inc.(f)(g)	336	97,282

		1,677,122

Containers & Packaging — 0.1%
International Paper Co.	2,485	87,497
WestRock Co.	7,624	215,454

		302,951

Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions, Inc.(g)	1,479	173,339
Graham Holdings Co., Class B	518	177,503
Grand Canyon Education, Inc.(g)	378	34,220
H&R Block, Inc.	36,326	518,735

		903,797

Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc., Class B(g)	23,542	4,202,482

Diversified Telecommunication Services — 0.7%
AT&T, Inc.	50,838	1,536,833
CenturyLink, Inc.(f)	13,017	130,560
Verizon Communications, Inc.	26,537	1,462,985

		3,130,378

Electric Utilities — 1.0%
Alliant Energy Corp.	1,365	65,302
Eversource Energy	13,023	1,084,425
IDACORP, Inc.	3,092	270,148
NextEra Energy, Inc.	7,823	1,878,850
Pinnacle West Capital Corp.	4,885	358,022
Xcel Energy, Inc.	16,757	1,047,312

		4,704,059

Electrical Equipment — 0.4%
AMETEK, Inc.	9,238	825,600
Generac Holdings, Inc.(g)	2,000	243,860
Hubbell, Inc.	7,401	927,789

		1,997,249

Electronic Equipment, Instruments & Components — 0.3%
Avnet, Inc.	23,464	654,294
National Instruments Corp.	20,486	793,013

		1,447,307

Security	Shares	Value

Energy Equipment & Services — 0.1%
Baker Hughes Co.	8,401	$129,292
ChampionX Corp.(g)	17,682	172,576
Schlumberger Ltd.	12,777	234,969
TechnipFMC plc	27,387	187,327

		724,164

Entertainment — 0.7%
Activision Blizzard, Inc.	3,882	294,644
Electronic Arts, Inc.(g)	3,316	437,878
Netflix, Inc.(g)	4,248	1,933,010
Walt Disney Co. (The)	3,638	405,673
Zynga, Inc., Class A(g)	16,899	161,216

		3,232,421

Equity Real Estate Investment Trusts (REITs) — 1.7%
Alexandria Real Estate Equities, Inc.	1,979	321,093
American Tower Corp.	4,848	1,253,402
AvalonBay Communities, Inc.	3,210	496,394
Boston Properties, Inc.	15,390	1,390,948
Camden Property Trust	2,462	224,584
Douglas Emmett, Inc.	1,105	33,879
Equity Residential	18,440	1,084,641
Host Hotels & Resorts, Inc.	35,497	383,013
Macerich Co. (The)(f)	31,496	282,519
National Retail Properties, Inc.	2,510	89,055
Park Hotels & Resorts, Inc.	44,084	435,991
Prologis, Inc	12,929	1,206,664
QTS Realty Trust, Inc., Class A	2,334	149,586
Realty Income Corp.	4,548	270,606
Regency Centers Corp.	998	45,798
Simon Property Group, Inc.	3,651	249,655

		7,917,828

Food & Staples Retailing — 0.9%
Costco Wholesale Corp.	13,626	4,131,539
Performance Food Group Co.(g)	1,661	48,402

		4,179,941

Food Products — 1.0%
Campbell Soup Co.(f)	2,236	110,973
General Mills, Inc.	40,038	2,468,343
Hershey Co. (The)	15,604	2,022,590
Lamb Weston Holdings, Inc.	1,496	95,639
Mondelez International, Inc., Class A	804	41,109

		4,738,654

Gas Utilities — 0.1%
Southwest Gas Holdings, Inc.	3,033	209,429
UGI Corp.	6,698	212,996

		422,425

Health Care Equipment & Supplies — 1.7%
Abbott Laboratories	18,201	1,664,117
Danaher Corp.	3,165	559,667
Dentsply Sirona, Inc.	2,985	131,519
Edwards Lifesciences Corp.(g)	27,571	1,905,432
Hologic, Inc.(g)	11,126	634,182
IDEXX Laboratories, Inc.(g)	2,546	840,587
Medtronic plc	9,750	894,075
SmileDirectClub, Inc.(f)(g)	12,508	98,813
Stryker Corp.	5,872	1,058,076
West Pharmaceutical Services, Inc.	464	105,407

		7,891,875

Health Care Providers & Services — 1.9%
AMN Healthcare Services, Inc.(g)	1,997	90,344
Anthem, Inc.	5,112	1,344,354
Cardinal Health, Inc.	5,240	273,476

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Cigna Corp.	2,789	$523,356
CVS Health Corp.	22,777	1,479,822
HCA Healthcare, Inc.	2,908	282,251
Laboratory Corp. of America Holdings(g)	202	33,554
McKesson Corp.	7,220	1,107,692
Quest Diagnostics, Inc.	2,038	232,250
UnitedHealth Group, Inc.	11,883	3,504,891

		8,871,990

Health Care Technology — 0.3%(g)
Teladoc Health, Inc.	2,152	410,688
Veeva Systems, Inc., Class A	4,644	1,088,646

		1,499,334

Hotels, Restaurants & Leisure — 0.9%
Boyd Gaming Corp.(f)	9,723	203,211
Chipotle Mexican Grill, Inc.(g)	249	262,038
Darden Restaurants, Inc.	8,955	678,520
Domino’s Pizza, Inc	1,166	430,767
Extended Stay America, Inc.	24,617	275,464
International Game Technology plc	4,556	40,548
McDonald’s Corp.	4,390	809,823
MGM Resorts International	3,239	54,415
Penn National Gaming, Inc.(g)	8,415	256,994
Texas Roadhouse, Inc.(f)	6,306	331,507
Vail Resorts, Inc.	764	139,163
Wyndham Destinations, Inc.	1,271	35,817
Wyndham Hotels & Resorts, Inc.	1,436	61,202
Yum! Brands, Inc.	8,758	761,158

		4,340,627

Household Durables — 0.0%
DR Horton, Inc.	1,699	94,210
Helen of Troy Ltd.(g)	159	29,981

		124,191

Household Products — 1.1%
Church & Dwight Co., Inc.	9,158	707,913
Clorox Co. (The)(f)	6,911	1,516,066
Colgate-Palmolive Co.	1,384	101,392
Procter & Gamble Co. (The)	23,424	2,800,808

		5,126,179

Industrial Conglomerates — 0.6%
3M Co.	3,275	510,867
Carlisle Cos., Inc.	3,241	387,851
General Electric Co.	12,637	86,311
Honeywell International, Inc.	10,854	1,569,380
Roper Technologies, Inc.	1,021	396,413

		2,950,822

Insurance — 1.2%
Aflac, Inc.	1,145	41,254
Brown & Brown, Inc.	3,434	139,970
Cincinnati Financial Corp.	28,271	1,810,192
First American Financial Corp.	5,584	268,144
Globe Life, Inc.	7,125	528,889
Hartford Financial Services Group, Inc. (The)	894	34,464
Marsh & McLennan Cos., Inc.	5,601	601,379
Progressive Corp. (The)	2,862	229,275
Prudential Financial, Inc.	26,733	1,628,040
Reinsurance Group of America, Inc.	676	53,025
Unum Group	10,848	179,968
Willis Towers Watson plc	1,298	255,641

		5,770,241

Security	Shares	Value

Interactive Media & Services — 3.1%(g)
Alphabet, Inc., Class A	3,928	$5,570,101
Alphabet, Inc., Class C	2,961	4,185,699
Facebook, Inc., Class A	18,685	4,242,803
Twitter, Inc.(f)	20,060	597,587
Yelp, Inc.	6,164	142,573

		14,738,763

Internet & Direct Marketing Retail — 3.3%
Amazon.com, Inc.(g)	5,471	15,093,504
eBay, Inc.	6,338	332,428
Etsy, Inc.(g)	1,260	133,850
Grubhub, Inc.(g)	918	64,536
Wayfair, Inc., Class A(g)	1,279	252,743

		15,877,061

IT Services — 3.3%
Accenture plc, Class A	1,320	283,430
Amdocs Ltd.	3,038	184,953
Automatic Data Processing, Inc.	18,820	2,802,110
DXC Technology Co.	4,583	75,619
Fiserv, Inc.(g)	10,090	984,986
Jack Henry & Associates, Inc.	1,394	256,538
Mastercard, Inc., Class A	8,808	2,604,526
Paychex, Inc.	20,718	1,569,389
PayPal Holdings, Inc.(g)	23,083	4,021,751
Perspecta, Inc.	1,747	40,583
Visa, Inc., Class A	13,991	2,702,641

		15,526,526

Leisure Products — 0.0%
Peloton Interactive, Inc., Class A(g)	568	32,813

Life Sciences Tools & Services — 0.1%
Mettler-Toledo International, Inc.(g)	103	82,972
Thermo Fisher Scientific, Inc.	680	246,391

		329,363

Machinery — 1.3%
AGCO Corp.	4,596	254,894
Deere & Co.	4,470	702,460
Illinois Tool Works, Inc.	11,214	1,960,768
Middleby Corp. (The)(g)	1,635	129,067
Oshkosh Corp.	11,871	850,201
PACCAR, Inc.	10,020	749,997
Snap-on, Inc.(f)	3,682	509,994
Toro Co. (The)	1,950	129,363
Xylem, Inc.	11,200	727,552

		6,014,296

Media — 1.0%
Altice USA, Inc., Class A(g)	4,065	91,625
AMC Networks, Inc., Class A(g)	8,073	188,828
Cable One, Inc.	52	92,292
Comcast Corp., Class A	32,006	1,247,594
Discovery, Inc., Class A(g)	16,927	357,160
Interpublic Group of Cos., Inc. (The)	62,915	1,079,621
Liberty Media Corp.-Liberty SiriusXM, Class A(g)	852	29,411
Sirius XM Holdings, Inc.	250,924	1,472,924
TEGNA, Inc.	2,574	28,674
ViacomCBS, Inc.(f)	2,597	60,562

		4,648,691

Metals & Mining — 0.2%
Alcoa Corp.(g)	26,662	299,681
Reliance Steel & Aluminum Co.	3,844	364,911
Steel Dynamics, Inc.	4,252	110,934

		775,526

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail — 0.2%
Macy’s, Inc.(f)	20,016	$137,710
Target Corp.	6,072	728,215

		865,925

Multi-Utilities — 0.5%
Ameren Corp.	12,899	907,574
CMS Energy Corp.	11,420	667,156
Consolidated Edison, Inc.	11,277	811,155

		2,385,885

Oil, Gas & Consumable Fuels — 1.0%
Chevron Corp.	10,528	939,413
Concho Resources, Inc.	2,395	123,342
ConocoPhillips	12,508	525,586
Continental Resources, Inc.	12,671	222,123
EOG Resources, Inc.	19,172	971,254
Exxon Mobil Corp.	5,808	259,734
Marathon Oil Corp.(f)	79,446	486,210
ONEOK, Inc	2,565	85,209
PBF Energy, Inc., Class A(f)	7,815	80,026
Phillips 66	2,075	149,192
Suncor Energy, Inc.	18,471	311,421
Valero Energy Corp.	7,858	462,208
Williams Cos., Inc. (The)	16,649	316,664

		4,932,382

Paper & Forest Products — 0.1%
Domtar Corp.	16,035	338,499

Pharmaceuticals — 2.4%
Bristol-Myers Squibb Co.(f)	21,462	1,261,966
Elanco Animal Health, Inc.(g)	9,635	206,671
Eli Lilly & Co.	6,458	1,060,274
Johnson & Johnson	15,184	2,135,326
Merck & Co., Inc.	46,855	3,623,297
Mylan NV(g)	3,572	57,438
Pfizer, Inc.	38,086	1,245,412
Zoetis, Inc.	13,112	1,796,868

		11,387,252

Professional Services — 0.2%
IHS Markit Ltd.	5,028	379,614
Robert Half International, Inc.	11,096	586,202

		965,816

Road & Rail — 0.5%
AMERCO	1,019	307,932
CSX Corp.	6,424	448,010
Landstar System, Inc.	2,278	255,842
Norfolk Southern Corp.	3,512	616,602
Union Pacific Corp.	5,433	918,557

		2,546,943

Semiconductors & Semiconductor Equipment — 2.8%
Analog Devices, Inc.	565	69,292
Applied Materials, Inc.	23,219	1,403,589
Cirrus Logic, Inc.(g)	10,831	669,139
Intel Corp.	60,597	3,625,518
Lam Research Corp.	3,476	1,124,347
NVIDIA Corp.	11,998	4,558,160
Silicon Laboratories, Inc.(g)	502	50,336
Skyworks Solutions, Inc.	5,435	694,919
Texas Instruments, Inc.	8,470	1,075,436
Xilinx, Inc.	1,711	168,345

		13,439,081

Security	Shares	Value

Software — 6.5%
Adobe, Inc.(g)	8,710	$3,791,550
Atlassian Corp. plc, Class A(g)	2,842	512,327
Citrix Systems, Inc.	3,133	463,402
Cloudflare, Inc., Class A(g)	9,019	324,233
DocuSign, Inc.(g)	3,306	569,326
HubSpot, Inc.(g)	905	203,037
Intuit, Inc.	5,308	1,572,177
Microsoft Corp.	90,516	18,420,911
New Relic, Inc.(g)	2,411	166,118
RingCentral, Inc., Class A(g)	2,459	700,840
salesforce.com, Inc.(g)	6,804	1,274,593
ServiceNow, Inc.(g)	916	371,035
Slack Technologies, Inc., Class A(g)	12,440	386,760
Smartsheet, Inc., Class A(f)(g)	6,723	342,335
Teradata Corp.(g)	2,511	52,229
VMware, Inc., Class A(g)	1,342	207,822
Workday, Inc., Class A(g)	1,589	297,715
Zoom Video Communications, Inc., Class A(g)	2,769	702,052
Zscaler, Inc.(g)	3,444	377,118

		30,735,580

Specialty Retail — 1.7%
Best Buy Co., Inc.(f)	4,634	404,409
Gap, Inc. (The)	2,715	34,264
Home Depot, Inc. (The)	19,924	4,991,161
Lowe’s Cos., Inc.	17,917	2,420,945
TJX Cos., Inc. (The)	8,214	415,300

		8,266,079

Technology Hardware, Storage & Peripherals — 3.0%
Apple, Inc.	38,216	13,941,197
HP, Inc.	14,650	255,350
NetApp, Inc.	5,501	244,079

		14,440,626

Textiles, Apparel & Luxury Goods — 0.6%
Lululemon Athletica, Inc.(f)(g)	1,026	320,122
NIKE, Inc., Class B	20,843	2,043,656
VF Corp.	4,890	297,997

		2,661,775

Thrifts & Mortgage Finance — 0.0%
Essent Group Ltd.	1,548	56,146
MGIC Investment Corp.	10,472	85,766

		141,912

Tobacco — 0.0%
Altria Group, Inc.	1,686	66,175
British American Tobacco plc, ADR	1	39

		66,214

Trading Companies & Distributors — 0.2%
Fastenal Co.	967	41,426
GATX Corp.(f)	11,688	712,734
SiteOne Landscape Supply, Inc.(g)	322	36,699
WESCO International, Inc.(g)	934	32,793
WW Grainger, Inc.	764	240,018

		1,063,670

Water Utilities — 0.4%
American Water Works Co., Inc.	15,464	1,989,598

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services — 0.2%
Telephone & Data Systems, Inc.	25,126	$499,505
United States Cellular Corp.(g)	13,854	427,673

		927,178

Total Common Stocks — 60.5% (Cost: $263,031,541)		287,511,842

	Par (000)

Corporate Bonds — 13.9%

Aerospace & Defense — 0.7%
BAE Systems Holdings, Inc.(b):
2.85%, 12/15/20	18	18,118
3.80%, 10/07/24	27	29,650
3.85%, 12/15/25	145	160,557
Boeing Co. (The):
4.51%, 05/01/23	83	87,683
4.88%, 05/01/25	14	15,257
3.83%, 03/01/59	10	8,476
5.93%, 05/01/60	50	59,295
Embraer Netherlands Finance BV, 5.40%, 02/01/27	15	13,275
Embraer Overseas Ltd., 5.70%, 09/16/23	33	31,443
General Dynamics Corp.:
3.50%, 05/15/25	30	33,547
3.75%, 05/15/28	15	17,492
3.63%, 04/01/30	74	86,574
4.25%, 04/01/50	16	20,707
Howmet Aerospace, Inc., 6.88%, 05/01/25	40	43,394
Huntington Ingalls Industries, Inc.(b):
3.84%, 05/01/25	49	53,205
4.20%, 05/01/30	98	109,200
L3Harris Technologies, Inc.:
3.85%, 12/15/26	125	143,074
4.40%, 06/15/28	220	260,237
Leidos, Inc., 4.38%, 05/15/30(b)	131	147,565
Lockheed Martin Corp.:
3.55%, 01/15/26	80	91,972
1.85%, 06/15/30	10	10,279
3.60%, 03/01/35	148	177,586
3.80%, 03/01/45	5	6,071
4.70%, 05/15/46	14	19,102
2.80%, 06/15/50	104	109,443
Northrop Grumman Corp.:
2.93%, 01/15/25	124	134,119
3.25%, 01/15/28	156	174,460
4.03%, 10/15/47	46	55,760
5.25%, 05/01/50	14	20,082
Raytheon Technologies Corp.:
3.65%, 08/16/23	8	8,664
3.20%, 03/15/24(b)	91	98,052
3.15%, 12/15/24(b)	35	37,806
3.95%, 08/16/25	71	80,787
7.20%, 08/15/27(b)	20	26,870
7.00%, 11/01/28(b)	89	122,424
4.13%, 11/16/28	238	280,336
2.25%, 07/01/30	123	128,105
5.40%, 05/01/35	22	29,775
5.70%, 04/15/40	9	12,444
4.20%, 12/15/44(b)	20	22,860
Textron, Inc.:
3.88%, 03/01/25	28	29,793
3.65%, 03/15/27	35	36,255
3.90%, 09/17/29	87	92,169

Security		Par (000)	Value

Aerospace & Defense (continued)
TransDigm, Inc.(b):
8.00%, 12/15/25	USD	100	$105,099
6.25%, 03/15/26		261	260,353

			3,509,415

Air Freight & Logistics — 0.1%
FedEx Corp.:
3.80%, 05/15/25		152	168,965
4.20%, 10/17/28		18	20,244
4.10%, 02/01/45		78	79,260
4.55%, 04/01/46		22	23,719
4.40%, 01/15/47		4	4,240
United Parcel Service, Inc.:
3.40%, 03/15/29		70	80,950
4.45%, 04/01/30		141	176,052
5.20%, 04/01/40		69	95,265
XPO Logistics, Inc.(b):
6.13%, 09/01/23		12	12,150
6.75%, 08/15/24		31	32,475

			693,320

Airlines — 0.2%
Air Canada Pass-Through Trust(b):
Series 2015-2, Class B, 5.00%, 12/15/23		19	15,722
Series 2013-1, Class A, 4.13%, 05/15/25		38	34,940
Series 2017-1, Class AA, 3.30%, 01/15/30		18	16,741
Alaska Airlines Pass-Through Trust, Series 2020-1, Class A, 4.80%, 08/15/27(b)		85	86,063
American Airlines Pass-Through Trust:
Series 2015-2, Class B, 4.40%, 09/22/23		85	60,660
Series 2016-1, Class B, 5.25%, 01/15/24		56	36,830
Series 2017-1, Class B, 4.95%, 02/15/25		21	15,700
Series 2017-2, Class B, 3.70%, 10/15/25		20	13,854
Series 2016-3, Class B, 3.75%, 10/15/25		1	551
Series 2015-2, Class AA, 3.60%, 09/22/27		14	12,738
Series 2016-1, Class AA, 3.58%, 01/15/28		33	32,243
Series 2019-1, Class B, 3.85%, 02/15/28		73	51,114
Series 2016-2, Class AA, 3.20%, 06/15/28		30	28,210
Series 2016-3, Class AA, 3.00%, 10/15/28		47	42,716
Series 2017-1, Class AA, 3.65%, 02/15/29		22	21,225
Series 2019-1, Class AA, 3.15%, 02/15/32		69	63,418
Delta Air Lines Pass-Through Trust, Series 2019-1, Class AA, 3.20%, 04/25/24		120	120,136
Gol Finance SA, 7.00%, 01/31/25(b)		22	12,375
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(b)		46	33,867
United Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.75%, 04/11/22		10	9,196
Series 2014-2, Class B, 4.63%, 09/03/22		6	5,633
Series 2016-2, Class B, 3.65%, 10/07/25		5	3,452
Series 2016-1, Class B, 3.65%, 01/07/26		2	1,160
Series 2018-1, Class B, 4.60%, 03/01/26		22	16,317
Series 2015-1, Class AA, 3.45%, 12/01/27		13	12,582
Series 2019-2, Class B, 3.50%, 05/01/28		44	33,085
Series 2016-1, Class AA, 3.10%, 07/07/28		4	4,041
Series 2016-2, Class AA, 2.88%, 10/07/28		26	24,313
Series 2018-1, Class AA, 3.50%, 03/01/30		9	8,727
Series 2019-2, Class AA, 2.70%, 05/01/32		42	37,925
US Airways Pass-Through Trust:
Series 2012-2, Class B, 6.75%, 06/03/21		3	2,625
Series 2013-1, Class B, 5.38%, 11/15/21		8	6,218

			864,377

Auto Components — 0.0%
American Axle & Manufacturing, Inc., 6.25%, 04/01/25		21	20,633
Aptiv plc, 5.40%, 03/15/49		9	9,407

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Auto Components (continued)
Magna International, Inc., 2.45%, 06/15/30	USD	24	$24,544

			54,584

Automobiles — 0.1%
Daimler Finance North America LLC, 3.75%, 11/05/21(b)		170	175,743
General Motors Co.:
6.75%, 04/01/46		25	27,231
5.95%, 04/01/49		60	63,076
Hyundai Capital America(b):
3.95%, 02/01/22		120	123,487
2.38%, 02/10/23		173	173,246

			562,783

Banks — 2.5%
Banco de Credito del Peru, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 1.00%, 07/01/30(a)(b)		32	31,488
Banco Internacional del Peru SAA Interbank, 3.25%, 10/04/26(b)		100	100,969
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 04/17/25(b)		200	218,880
Banco Santander SA, 2.71%, 06/27/24		200	210,213
Bancolombia SA, 3.00%, 01/29/25		200	195,000
Bank of America Corp.:
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(a)		484	484,447
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(a)		450	451,831
(LIBOR USD 3 Month + 0.37%), 2.74%, 01/23/22(a)		10	10,111
(LIBOR USD 3 Month + 1.16%), 3.12%, 01/20/23(a)		80	82,861
(LIBOR USD 3 Month + 0.93%), 2.82%, 07/21/23(a)		65	67,515
4.20%, 08/26/24		95	105,469
4.00%, 01/22/25		62	68,470
Series L, 3.95%, 04/21/25		5	5,537
3.88%, 08/01/25		3	3,397
(LIBOR USD 3 Month + 0.87%), 2.46%, 10/22/25(a)		126	132,370
4.45%, 03/03/26		90	103,612
(LIBOR USD 3 Month + 1.58%), 3.82%, 01/20/28(a)		219	248,567
Series FF, (LIBOR USD 3 Month + 2.93%), 5.87%(a)(h)		60	61,293
(LIBOR USD 3 Month + 1.51%), 3.71%, 04/24/28(a)		41	46,345
(LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/28(a)		183	203,835
(LIBOR USD 3 Month + 1.31%), 4.27%, 07/23/29(a)		79	93,178
(LIBOR USD 3 Month + 1.18%), 3.19%, 07/23/30(a)		80	88,312
(LIBOR USD 3 Month + 1.19%), 2.88%, 10/22/30(a)		27	29,210
(SOFR + 2.15%), 2.59%, 04/29/31(a)		36	38,093
(SOFR + 1.93%), 2.68%, 06/19/41(a)		275	282,423
Bank of Montreal, Series E, 3.30%, 02/05/24		40	43,445
Barclays plc, 4.38%, 01/12/26		200	225,204
BBVA Bancomer SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.31%), 5.87%, 09/13/34(a)		200	195,062
BNP Paribas SA, (SOFR + 2.07%), 2.22%, 06/09/26(a)(b)		305	312,325

Security		Par (000)	Value

Banks (continued)
Citigroup, Inc.:
(LIBOR USD 3 Month + 0.95%), 2.88%, 07/24/23(a)	USD	60	$62,444
4.40%, 06/10/25		77	86,225
3.70%, 01/12/26		98	109,448
4.45%, 09/29/27		14	15,983
(LIBOR USD 3 Month + 1.39%), 3.67%, 07/24/28(a)		352	392,457
(LIBOR USD 3 Month + 1.19%), 4.07%, 04/23/29(a)		35	39,931
(SOFR + 1.42%), 2.98%, 11/05/30(a)		21	22,348
(SOFR + 3.91%), 4.41%, 03/31/31(a)		6	7,119
(SOFR + 2.11%), 2.57%, 06/03/31(a)		9	9,308
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 06/09/23		250	269,176
Danske Bank A/S, 5.00%, 01/12/22(b)		200	210,122
Discover Bank, 4.65%, 09/13/28		260	298,607
Fifth Third Bancorp, 3.65%, 01/25/24		85	92,761
HSBC Holdings plc(a):
(SOFR + 1.93%), 2.10%, 06/04/26		200	202,065
(LIBOR USD 3 Month + 1.53%), 4.58%, 06/19/29		200	231,064
Huntington National Bank (The), 3.25%, 05/14/21		259	264,764
ING Groep NV:
4.10%, 10/02/23		200	219,139
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.00%, 07/01/26(a)(b)		200	200,467
Itau Unibanco Holding SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.98%), 6.13%(a)(b)(h)		200	187,000
JPMorgan Chase & Co.:
2.55%, 03/01/21		116	117,448
4.35%, 08/15/21		67	69,921
(LIBOR USD 3 Month + 0.94%), 2.78%, 04/25/23(a)		107	110,777
(LIBOR USD 3 Month + 0.89%), 3.80%, 07/23/24(a)		127	137,767
(LIBOR USD 3 Month + 1.00%), 4.02%, 12/05/24(a)		515	567,475
(LIBOR USD 3 Month + 1.16%), 3.22%, 03/01/25(a)		103	110,908
3.90%, 07/15/25		30	33,933
(SOFR + 1.59%), 2.00%, 03/13/26(a)		205	212,164
3.20%, 06/15/26		10	11,099
(LIBOR USD 3 Month + 1.38%), 3.54%, 05/01/28(a)		410	457,597
(SOFR + 1.89%), 2.18%, 06/01/28(a)		165	170,794
(LIBOR USD 3 Month + 0.95%), 3.51%, 01/23/29(a)		79	88,245
(SOFR + 3.79%), 4.49%, 03/24/31(a)		95	115,812
(LIBOR USD 3 Month + 1.36%), 3.88%, 07/24/38(a)		32	37,579
(SOFR + 2.44%), 3.11%, 04/22/51(a)		237	255,186
KeyCorp:
4.15%, 10/29/25		10	11,465
4.10%, 04/30/28		25	29,013
2.55%, 10/01/29		17	17,597
Lloyds Banking Group plc, 4.05%, 08/16/23		213	231,425
Mitsubishi UFJ Financial Group, Inc.:
3.54%, 07/26/21		60	61,909
2.67%, 07/25/22		4	4,158
3.46%, 03/02/23		350	374,151
3.76%, 07/26/23		153	165,984

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Mizuho Financial Group, Inc.:
2.63%, 04/12/21(b)	USD	200	$203,291
(LIBOR USD 3 Month + 1.10%), 2.55%, 09/13/25(a)		325	338,606
Santander UK Group Holdings plc, 3.13%, 01/08/21		64	64,789
Sumitomo Mitsui Financial Group, Inc.:
2.78%, 07/12/22		30	31,250
2.35%, 01/15/25		200	209,022
US Bancorp, 3.00%, 07/30/29		40	43,483
Washington Mutual Escrow Bonds, 0.00%, 09/29/17(c)(g)(i)		400	—
Wells Fargo & Co.:
3.55%, 09/29/25		90	100,506
3.00%, 04/22/26		136	148,512
3.00%, 10/23/26		70	76,284
(LIBOR USD 3 Month + 1.31%), 3.58%, 05/22/28(a)		69	76,581
(LIBOR USD 3 Month + 1.17%), 2.88%, 10/30/30(a)		54	57,769
(SOFR + 2.53%), 3.07%, 04/30/41(a)		208	216,962

			12,019,352

Beverages — 0.3%
Anheuser-Busch Cos. LLC, 4.70%, 02/01/36		53	62,438
Anheuser-Busch InBev Worldwide, Inc.:
3.50%, 01/12/24		55	59,927
4.75%, 01/23/29		341	412,028
3.50%, 06/01/30		73	82,084
4.90%, 01/23/31		31	38,844
8.20%, 01/15/39		12	18,923
4.95%, 01/15/42		248	296,219
Keurig Dr Pepper, Inc.:
4.06%, 05/25/23		50	54,491
3.40%, 11/15/25		85	94,675
Molson Coors Beverage Co., 5.00%, 05/01/42		19	20,128
PepsiCo, Inc.:
4.45%, 04/14/46		6	8,023
4.00%, 05/02/47		26	32,716

			1,180,496

Biotechnology — 0.2%
AbbVie, Inc.:
2.60%, 11/21/24(b)		210	222,938
3.80%, 03/15/25(b)		99	109,842
4.55%, 03/15/35(b)		77	93,378
4.50%, 05/14/35		104	125,280
4.70%, 05/14/45		146	183,523
Amgen, Inc.:
2.45%, 02/21/30		9	9,516
4.40%, 05/01/45		131	162,986
4.66%, 06/15/51		13	17,331
Biogen, Inc., 2.25%, 05/01/30		93	93,759
Gilead Sciences, Inc.:
4.60%, 09/01/35		12	15,747
4.80%, 04/01/44		33	44,628
4.50%, 02/01/45		15	19,505
4.75%, 03/01/46		31	41,896

			1,140,329

Building Products — 0.1%
Carrier Global Corp.(b):
1.92%, 02/15/23		124	126,400
2.24%, 02/15/25		270	276,053
Johnson Controls International plc, 4.63%, 07/02/44(e)		15	16,956
Masonite International Corp., 5.38%, 02/01/28(b)		15	15,337

Security		Par (000)	Value

Building Products (continued)
Owens Corning:
3.95%, 08/15/29	USD	6	$6,537
3.88%, 06/01/30		41	43,777
Standard Industries, Inc.(b):
6.00%, 10/15/25		7	7,205
5.00%, 02/15/27		15	15,187
4.75%, 01/15/28		6	6,083
Summit Materials LLC, 6.13%, 07/15/23		16	15,929

			529,464

Capital Markets — 0.8%
Bank of New York Mellon Corp. (The)(a):
Series E, (LIBOR USD 3 Month + 3.42%), 3.73%(h)		65	61,666
(LIBOR USD 3 Month + 1.07%), 3.44%, 02/07/28		90	102,098
Charles Schwab Corp. (The):
3.20%, 03/02/27		24	26,792
3.20%, 01/25/28		20	22,362
Deutsche Bank AG:
2.70%, 07/13/20		102	102,021
3.15%, 01/22/21		100	100,469
E*TRADE Financial Corp., 3.80%, 08/24/27		10	11,091
Goldman Sachs Group, Inc. (The):
3.50%, 04/01/25		267	292,768
3.75%, 05/22/25		76	84,206
3.75%, 02/25/26		17	18,960
(LIBOR USD 3 Month + 1.17%), 1.56%, 05/15/26(a)		62	61,547
3.85%, 01/26/27		78	87,985
(LIBOR USD 3 Month + 1.51%), 3.69%, 06/05/28(a)		201	225,162
3.80%, 03/15/30		51	57,893
Intercontinental Exchange, Inc.:
3.10%, 09/15/27		4	4,452
3.75%, 09/21/28		32	37,386
2.10%, 06/15/30		18	18,290
Moody’s Corp.:
4.88%, 02/15/24		13	14,690
3.75%, 03/24/25		44	49,866
Morgan Stanley:
3.70%, 10/23/24		79	87,602
4.00%, 07/23/25		145	164,408
(SOFR + 1.99%), 2.19%, 04/28/26(a)		265	275,920
3.63%, 01/20/27		304	343,228
(LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/29(a)		70	79,695
(LIBOR USD 3 Month + 1.63%), 4.43%, 01/23/30(a)		100	119,143
(SOFR + 1.14%), 2.70%, 01/22/31(a)		87	92,158
(SOFR + 3.12%), 3.62%, 04/01/31(a)		69	78,824
Northern Trust Corp., 3.15%, 05/03/29		30	34,154
State Street Corp., 2.65%, 05/19/26		38	41,692
UBS Group AG(b):
2.95%, 09/24/20		335	336,881
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)		200	207,152
(USD Swap Semi 5 Year + 4.34%), 7.00%(a) (h)		200	207,750
4.13%, 09/24/25		200	226,691

			3,675,002

Chemicals — 0.2%
Dow Chemical Co. (The):
9.00%, 04/01/21		55	57,466
4.55%, 11/30/25		25	28,494

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
3.63%, 05/15/26	USD	177	$194,906
4.38%, 11/15/42		41	45,808
DuPont de Nemours, Inc., 4.49%, 11/15/25		178	204,736
LYB International Finance III LLC, 4.20%, 05/01/50		41	44,132
RPM International, Inc., 5.25%, 06/01/45		19	21,420
Sherwin-Williams Co. (The):
4.20%, 01/15/22		115	119,598
2.95%, 08/15/29		5	5,375
2.30%, 05/15/30		40	40,829
4.00%, 12/15/42		16	17,119

			779,883

Commercial Services & Supplies — 0.2%
Aramark Services, Inc.:
4.75%, 06/01/26		15	14,437
5.00%, 02/01/28(b)		36	34,200
Clean Harbors, Inc., 4.88%, 07/15/27(b)		16	16,440
Ford Foundation (The), Series 2020, 2.42%, 06/01/50		25	25,622
KAR Auction Services, Inc., 5.13%, 06/01/25(b)		32	31,520
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(b)		16	15,720
RELX Capital, Inc.:
3.50%, 03/16/23		115	122,634
4.00%, 03/18/29		75	87,101
3.00%, 05/22/30		76	81,912
Republic Services, Inc.:
3.55%, 06/01/22		4	4,202
4.75%, 05/15/23		75	83,122
2.90%, 07/01/26		42	45,886
3.95%, 05/15/28		129	150,645
Waste Management, Inc., 3.13%, 03/01/25		10	10,914
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		16	15,272

			739,627

Communications Equipment — 0.0%
Motorola Solutions, Inc.:
4.60%, 05/23/29		105	121,169
5.50%, 09/01/44		65	73,005

			194,174

Construction Materials — 0.0%
US Concrete, Inc., 6.38%, 06/01/24		14	13,825

Consumer Finance — 0.3%
American Express Co.:
3.70%, 08/03/23		44	47,850
2.50%, 07/30/24		26	27,519
4.20%, 11/06/25		65	75,539
3.13%, 05/20/26		100	110,832
Capital One Financial Corp.:
4.75%, 07/15/21		15	15,641
3.90%, 01/29/24		121	131,586
Discover Financial Services, 4.10%, 02/09/27		49	53,556
General Motors Financial Co., Inc.:
5.20%, 03/20/23		226	241,530
3.70%, 05/09/23		23	23,636
3.50%, 11/07/24		21	21,281
4.00%, 01/15/25		175	182,937
2.75%, 06/20/25		154	152,107
Navient Corp.:
5.88%, 03/25/21		18	17,685
6.63%, 07/26/21		22	21,560
6.50%, 06/15/22		30	29,475
7.25%, 09/25/23		16	15,638
5.88%, 10/25/24		16	15,030

Security		Par (000)	Value

Consumer Finance (continued)
6.75%, 06/25/25	USD	16	$15,260
6.75%, 06/15/26		16	14,800
Synchrony Financial:
4.38%, 03/19/24		40	41,868
4.25%, 08/15/24		51	53,557
Toyota Motor Credit Corp., 3.38%, 04/01/30		66	76,023

			1,384,910

Containers & Packaging — 0.0%
Ball Corp.:
5.25%, 07/01/25		6	6,562
4.88%, 03/15/26		5	5,438
International Paper Co.:
6.00%, 11/15/41		23	30,317
4.80%, 06/15/44		12	14,312
4.40%, 08/15/47		11	12,961
Owens-Brockway Glass Container, Inc.(b):
5.00%, 01/15/22		2	2,002
5.88%, 08/15/23		23	23,690

			95,282

Distributors — 0.0%(b)
American Builders & Contractors Supply Co., Inc.:
5.88%, 05/15/26		21	20,790
4.00%, 01/15/28		26	25,266
Performance Food Group, Inc., 5.50%, 10/15/27		35	33,775

			79,831

Diversified Consumer Services — 0.0%
Claremont Mckenna College, Series 2019, 3.38%, 01/01/50		34	37,177
George Washington University (The), Series 2018, 4.13%, 09/15/48		31	37,874
Northeastern University, Series 2020, 2.89%, 10/01/50		18	18,242
University of Southern California, 3.03%, 10/01/39		21	22,875
Wesleyan University, 4.78%, 07/01/2116		45	52,935
Yale University, Series 2020, 1.48%, 04/15/30		53	53,570

			222,673

Diversified Financial Services — 0.2%
Banco Votorantim SA, 4.00%, 09/24/22(b)		200	201,375
Equitable Holdings, Inc., 3.90%, 04/20/23		10	10,704
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		200	203,351
Petronas Capital Ltd., 3.50%, 04/21/30(b)		200	221,627
Shell International Finance BV:
2.38%, 11/07/29		291	307,065
4.38%, 05/11/45		12	14,764
3.75%, 09/12/46		16	18,012

			976,898

Diversified Telecommunication Services — 0.6%
AT&T, Inc.:
3.90%, 03/11/24		460	507,863
4.45%, 04/01/24		70	78,647
3.55%, 06/01/24		165	180,535
4.25%, 03/01/27		46	52,400
5.15%, 03/15/42		23	28,709
4.80%, 06/15/44		92	108,950
4.85%, 07/15/45		95	112,888
4.75%, 05/15/46		166	199,007
5.15%, 11/15/46		19	23,534
CCO Holdings LLC(b):
5.75%, 02/15/26		67	69,301

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
5.50%, 05/01/26	USD	39	$40,377
5.13%, 05/01/27		85	87,941
5.88%, 05/01/27		21	21,912
5.00%, 02/01/28		91	93,958
5.38%, 06/01/29		41	43,255
4.75%, 03/01/30		46	47,067
Level 3 Financing, Inc.:
5.13%, 05/01/23		17	17,000
5.25%, 03/15/26		23	23,632
4.63%, 09/15/27(b)		6	6,045
Verizon Communications, Inc.:
4.13%, 03/16/27		262	309,036
4.33%, 09/21/28		109	131,184
3.88%, 02/08/29		172	203,287
4.50%, 08/10/33		277	345,045
4.40%, 11/01/34		79	98,364
4.27%, 01/15/36		35	43,284
4.86%, 08/21/46		42	57,034

			2,930,255

Electric Utilities — 0.9%
AEP Texas, Inc.:
3.95%, 06/01/28		108	122,835
Series H, 3.45%, 01/15/50		26	28,022
AEP Transmission Co. LLC:
4.25%, 09/15/48		24	29,768
3.80%, 06/15/49		45	53,053
3.15%, 09/15/49		45	48,446
Series M, 3.65%, 04/01/50		25	28,904
Alabama Power Co.:
Series 13-A, 3.55%, 12/01/23		10	10,896
4.15%, 08/15/44		10	11,958
3.75%, 03/01/45		64	72,602
Series B, 3.70%, 12/01/47		10	11,407
3.45%, 10/01/49		35	38,202
Baltimore Gas & Electric Co.:
3.50%, 08/15/46		50	55,880
3.75%, 08/15/47		30	34,709
3.20%, 09/15/49		30	31,930
CenterPoint Energy Houston Electric LLC, 3.95%, 03/01/48		20	24,252
Commonwealth Edison Co., Series 122, 2.95%, 08/15/27		3	3,292
Dayton Power & Light Co. (The), 3.95%, 06/15/49		51	54,787
DTE Electric Co., Series A, 4.05%, 05/15/48		75	92,124
Duke Energy Carolinas LLC:
3.95%, 11/15/28		12	14,268
2.45%, 08/15/29		79	84,843
2.45%, 02/01/30		45	48,327
3.75%, 06/01/45		31	36,157
3.88%, 03/15/46		25	29,814
3.70%, 12/01/47		20	23,557
3.20%, 08/15/49		57	63,543
Duke Energy Corp., 4.80%, 12/15/45		5	6,480
Duke Energy Florida LLC:
3.80%, 07/15/28		15	17,513
2.50%, 12/01/29		160	172,935
1.75%, 06/15/30		62	62,847
3.40%, 10/01/46		25	27,827
4.20%, 07/15/48		17	21,421
Duke Energy Ohio, Inc., 3.65%, 02/01/29		130	150,232
Duke Energy Progress LLC:
3.00%, 09/15/21		25	25,542
3.70%, 09/01/28		135	156,806
3.45%, 03/15/29		20	22,958

Security		Par (000)	Value

Electric Utilities (continued)
4.10%, 05/15/42	USD	5	$6,024
4.10%, 03/15/43		30	36,117
4.20%, 08/15/45		15	18,544
3.70%, 10/15/46		10	11,671
Edison International, 3.13%, 11/15/22		1	1,029
Entergy Louisiana LLC:
5.40%, 11/01/24		20	23,694
4.20%, 09/01/48		75	95,927
Eversource Energy, Series L, 2.90%, 10/01/24		35	37,540
Exelon Corp., 5.63%, 06/15/35		19	24,963
FirstEnergy Corp.:
2.65%, 03/01/30		37	38,620
Series C, 3.40%, 03/01/50		54	57,019
FirstEnergy Transmission LLC(b):
4.35%, 01/15/25		175	197,919
4.55%, 04/01/49		50	60,754
Florida Power & Light Co.:
3.70%, 12/01/47		23	27,614
3.95%, 03/01/48		64	80,475
3.99%, 03/01/49		18	23,133
3.15%, 10/01/49		73	82,994
Genneia SA, 8.75%, 01/20/22(b)		1	801
MidAmerican Energy Co.:
3.65%, 04/15/29		85	101,446
4.25%, 07/15/49		42	54,179
3.15%, 04/15/50		30	34,045
Northern States Power Co.:
3.40%, 08/15/42		65	73,653
4.00%, 08/15/45		16	19,431
2.90%, 03/01/50		20	21,698
NRG Energy, Inc.:
7.25%, 05/15/26		31	32,705
6.63%, 01/15/27		38	39,663
5.75%, 01/15/28		24	25,320
5.25%, 06/15/29(b)		23	24,150
NSTAR Electric Co.:
3.20%, 05/15/27		15	16,852
3.25%, 05/15/29		10	11,346
3.95%, 04/01/30		16	19,321
Ohio Power Co.:
Series G, 6.60%, 02/15/33		50	69,635
4.00%, 06/01/49		29	35,157
Oncor Electric Delivery Co. LLC:
3.70%, 11/15/28		65	76,254
3.80%, 06/01/49		33	39,952
3.10%, 09/15/49		35	38,586
Public Service Electric & Gas Co.:
2.38%, 05/15/23		10	10,427
3.00%, 05/15/25		4	4,371
3.65%, 09/01/28		80	91,920
3.20%, 05/15/29		9	10,144
Southern California Edison Co.:
Series A, 2.90%, 03/01/21		20	20,346
1.85%, 02/01/22		24	24,306
Series E, 3.70%, 08/01/25		18	19,884
Series A, 4.20%, 03/01/29		18	21,000
2.25%, 06/01/30		62	62,601
Series C, 3.60%, 02/01/45		15	16,007
4.00%, 04/01/47		41	46,721
Tampa Electric Co.:
4.30%, 06/15/48		19	23,997
4.45%, 06/15/49		44	56,191
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(b)		164	184,093

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
Virginia Electric & Power Co.:
Series C, 2.75%, 03/15/23	USD	97	$102,017
Series C, 4.00%, 11/15/46		40	47,403
3.30%, 12/01/49		42	46,545
Vistra Operations Co. LLC(b):
5.50%, 09/01/26		30	30,613
5.63%, 02/15/27		39	40,027
5.00%, 07/31/27		39	39,439
4.30%, 07/15/29		110	115,649

			4,290,069

Electronic Equipment, Instruments & Components — 0.0%
Corning, Inc.:
3.70%, 11/15/23		10	10,612
4.38%, 11/15/57		22	25,282
Tyco Electronics Group SA:
3.45%, 08/01/24		15	16,220
3.13%, 08/15/27		14	15,262

			67,376

Energy Equipment & Services — 0.0%(b)
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21		7	5,509
Odebrecht Offshore Drilling Finance Ltd.: 6.72%, 12/01/22		8	6,717
1.00%, (1.00% Cash or 7.72% PIK), 12/01/26(j)		26	1,923

			14,149

Entertainment — 0.1%
Netflix, Inc.:
5.88%, 02/15/25		5	5,525
4.38%, 11/15/26		6	6,241
4.88%, 04/15/28		10	10,693
5.88%, 11/15/28		12	13,665
6.38%, 05/15/29		5	5,800
5.38%, 11/15/29(b)		6	6,571
4.88%, 06/15/30(b)		6	6,435
Walt Disney Co. (The):
3.70%, 09/15/24		57	63,190
3.35%, 03/24/25		103	114,179
5.40%, 10/01/43		25	33,946
4.75%, 09/15/44		5	6,399
2.75%, 09/01/49		81	78,707

			351,351

Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.:
3.00%, 06/15/23		45	47,982
3.38%, 05/15/24		35	37,999
2.40%, 03/15/25		125	131,965
3.95%, 03/15/29		38	43,252
3.80%, 08/15/29		53	59,984
Boston Properties LP, 3.13%, 09/01/23		53	56,059
CC Holdings GS V LLC, 3.85%, 04/15/23		32	34,561
Crown Castle International Corp.:
4.88%, 04/15/22		4	4,273
3.20%, 09/01/24		131	142,152
1.35%, 07/15/25		69	69,492
4.45%, 02/15/26		6	6,878
3.70%, 06/15/26		96	107,417
3.80%, 02/15/28		14	15,736
3.10%, 11/15/29		152	162,942
5.20%, 02/15/49		11	14,588
4.15%, 07/01/50		13	15,235
Equinix, Inc.:
2.63%, 11/18/24		52	55,360

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
1.25%, 07/15/25	USD	93	$92,977
ESH Hospitality, Inc.(b):
5.25%, 05/01/25		39	37,440
4.63%, 10/01/27		5	4,681
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		71	73,486
4.50%, 09/01/26		19	18,816
5.75%, 02/01/27		33	33,825
MPT Operating Partnership LP:
5.25%, 08/01/26		3	3,113
5.00%, 10/15/27		44	45,210
4.63%, 08/01/29		6	6,030
National Retail Properties, Inc., 2.50%, 04/15/30		46	43,931
Prologis LP, 3.00%, 04/15/50		12	12,686
Realty Income Corp.:
4.13%, 10/15/26		40	45,749
3.00%, 01/15/27		5	5,293
3.25%, 01/15/31		10	10,819
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(b)		28	24,920
Service Properties Trust, 4.35%, 10/01/24		46	41,460
VICI Properties LP(b):
3.50%, 02/15/25		23	21,620
4.25%, 12/01/26		8	7,660
3.75%, 02/15/27		5	4,700
4.63%, 12/01/29		6	5,850
4.13%, 08/15/30		6	5,723

			1,551,864

Food & Staples Retailing — 0.1%
Albertsons Cos., Inc.:
3.50%, 02/15/23(b)		24	24,300
6.63%, 06/15/24		30	30,750
5.75%, 03/15/25		79	80,728
7.50%, 03/15/26(b)		41	44,280
4.63%, 01/15/27(b)		9	9,000
5.88%, 02/15/28(b)		30	30,953
4.88%, 02/15/30(b)		6	6,139
Alimentation Couche-Tard, Inc., 3.55%, 07/26/27(b)		105	112,747
Walmart, Inc., 3.70%, 06/26/28		36	42,630

			381,527

Food Products — 0.1%(b)
Darling Ingredients, Inc., 5.25%, 04/15/27		15	15,417
JBS USA LUX SA:
5.75%, 06/15/25		25	25,219
6.75%, 02/15/28		29	30,577
6.50%, 04/15/29		46	48,817
5.50%, 01/15/30		8	8,200
Lamb Weston Holdings, Inc.:
4.63%, 11/01/24		24	24,900
4.88%, 11/01/26		24	24,840
Pilgrim’s Pride Corp., 5.88%, 09/30/27		56	56,011
Post Holdings, Inc.:
5.75%, 03/01/27		44	45,430
5.63%, 01/15/28		32	33,120
5.50%, 12/15/29		25	25,853
Simmons Foods, Inc., 5.75%, 11/01/24		16	15,200

			353,584

Gas Utilities — 0.0%
Atmos Energy Corp., 3.38%, 09/15/49		30	33,712
Dominion Energy Gas Holdings LLC: 4.80%, 11/01/43		15	17,675

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Gas Utilities (continued)
4.60%, 12/15/44	USD	12	$13,558
Piedmont Natural Gas Co., Inc., 3.64%, 11/01/46		7	7,591

			72,536

Health Care Equipment & Supplies — 0.0%
Boston Scientific Corp., 3.45%, 03/01/24		122	132,153
Teleflex, Inc., 4.63%, 11/15/27		15	15,858

			148,011

Health Care Providers & Services — 0.7%
Aetna, Inc.:
6.75%, 12/15/37		8	11,401
4.50%, 05/15/42		17	20,222
4.13%, 11/15/42		3	3,374
4.75%, 03/15/44		14	16,847
Anthem, Inc.:
3.70%, 08/15/21		7	7,186
2.38%, 01/15/25		45	47,760
4.10%, 03/01/28		56	65,627
Centene Corp.:
5.25%, 04/01/25(b)		28	28,831
5.38%, 06/01/26(b)		57	59,089
5.38%, 08/15/26(b)		23	23,925
4.25%, 12/15/27		76	78,425
4.63%, 12/15/29		23	24,265
CHRISTUS Health, Series C, 4.34%, 07/01/28		47	53,090
Cigna Corp.:
3.90%, 02/15/22(b)		30	31,527
3.00%, 07/15/23(b)		15	15,945
3.25%, 04/15/25(b)		50	54,578
4.13%, 11/15/25		15	17,243
4.50%, 02/25/26(b)		40	46,532
4.38%, 10/15/28		204	241,432
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49		3	3,287
CVS Health Corp.:
4.10%, 03/25/25		40	45,238
3.75%, 04/01/30		205	236,182
5.13%, 07/20/45		187	240,949
DaVita, Inc., 5.00%, 05/01/25		45	46,013
Encompass Health Corp.:
4.50%, 02/01/28		16	15,346
4.75%, 02/01/30		16	15,280
HCA, Inc.:
4.75%, 05/01/23		150	162,751
5.00%, 03/15/24		203	225,635
5.38%, 02/01/25		17	18,211
5.25%, 04/15/25		160	183,498
5.88%, 02/15/26		10	10,962
5.25%, 06/15/26		12	13,864
5.38%, 09/01/26		6	6,533
5.63%, 09/01/28		10	11,162
5.88%, 02/01/29		6	6,790
4.13%, 06/15/29		84	92,659
Humana, Inc.:
3.13%, 08/15/29		15	16,246
4.88%, 04/01/30		34	41,983
Molina Healthcare, Inc., 5.38%, 11/15/22(e)		23	23,460
Ochsner Clinic Foundation, 5.90%, 05/15/45		20	25,738
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48		7	9,276
RWJ Barnabas Health, Inc., 3.48%, 07/01/49		17	17,918
Select Medical Corp., 6.25%, 08/15/26(b)		18	18,197
Sutter Health, Series 2018, 3.70%, 08/15/28		32	35,801

Security		Par (000)	Value

Health Care Providers & Services (continued)
Tenet Healthcare Corp.:
4.63%, 07/15/24	USD	45	$44,091
4.63%, 09/01/24(b)		18	17,595
5.13%, 05/01/25		87	83,973
4.88%, 01/01/26(b)		65	63,294
6.25%, 02/01/27(b)		98	97,265
5.13%, 11/01/27(b)		10	9,867
UnitedHealth Group, Inc.:
3.75%, 07/15/25		86	97,982
3.70%, 12/15/25		65	74,497
3.10%, 03/15/26		137	152,890
5.80%, 03/15/36		3	4,242
2.75%, 05/15/40		112	119,900
5.70%, 10/15/40		5	7,300
4.63%, 11/15/41		24	31,485
4.75%, 07/15/45		38	51,182
4.20%, 01/15/47		49	62,159

			3,288,000

Hotels, Restaurants & Leisure — 0.2%
1011778 BC ULC(b):
5.00%, 10/15/25		90	89,470
3.88%, 01/15/28		5	4,851
Boyd Gaming Corp.:
6.38%, 04/01/26		22	20,900
6.00%, 08/15/26		20	18,694
Caesars Resort Collection LLC, 5.25%, 10/15/25(b)		53	46,110
Cedar Fair LP:
5.50%, 05/01/25(b)		19	19,095
5.38%, 04/15/27		31	27,745
5.25%, 07/15/29(b)		31	28,055
Churchill Downs, Inc.(b):
5.50%, 04/01/27		41	40,131
4.75%, 01/15/28		19	18,335
Eldorado Resorts, Inc., 6.00%, 09/15/26		18	19,446
Hilton Domestic Operating Co., Inc.:
5.13%, 05/01/26		37	36,838
4.88%, 01/15/30		6	5,910
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		28	27,376
4.88%, 04/01/27		20	19,525
Hyatt Hotels Corp., 5.38%, 04/23/25		16	16,955
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26		24	24,180
McDonald’s Corp.:
4.88%, 12/09/45		23	29,432
4.45%, 09/01/48		75	92,660
3.63%, 09/01/49		102	111,918
MGM Resorts International:
5.75%, 06/15/25		4	3,955
4.63%, 09/01/26		3	2,730
5.50%, 04/15/27		4	3,850
NCL Corp. Ltd., 3.63%, 12/15/24(b)		4	2,445
Scientific Games International, Inc., 5.00%, 10/15/25(b)		34	31,391
Starbucks Corp., 2.55%, 11/15/30		95	99,650
Station Casinos LLC, 5.00%, 10/01/25(b)		18	15,840
Viking Cruises Ltd., 5.88%, 09/15/27(b)		28	16,670
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		15	14,437
Wynn Las Vegas LLC(b):
5.50%, 03/01/25		72	65,880
5.25%, 05/15/27		36	31,122

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Wynn Resorts Finance LLC, 5.13%, 10/01/29(b)	USD	30	$26,813

			1,012,409

Household Durables — 0.1%
Brookfield Residential Properties, Inc., 6.25%, 09/15/27(b)		39	37,296
Century Communities, Inc., 6.75%, 06/01/27		16	16,080
DR Horton, Inc., 2.60%, 10/15/25		82	86,191
Lennar Corp.:
4.75%, 04/01/21		12	12,145
4.13%, 01/15/22		14	14,175
4.50%, 04/30/24		17	17,676
4.75%, 05/30/25		3	3,203
4.75%, 11/29/27		6	6,510
Mattamy Group Corp., 5.25%, 12/15/27(b)		3	2,985
PulteGroup, Inc.:
5.50%, 03/01/26		5	5,453
5.00%, 01/15/27		4	4,280
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		3	3,107
Tempur Sealy International, Inc., 5.50%, 06/15/26		39	39,390

			248,491

Household Products — 0.0%
Spectrum Brands, Inc., 5.75%, 07/15/25		28	28,736

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 5.50%, 02/01/24		16	15,960

Industrial Conglomerates — 0.1%
3M Co., 3.05%, 04/15/30		18	20,378
General Electric Co.:
5.88%, 01/14/38		26	29,346
6.88%, 01/10/39		84	103,192
Honeywell International, Inc., 2.70%, 08/15/29		94	103,651

			256,567

Insurance — 0.1%
Ambac Assurance Corp., 5.10%(b)(h)		5	6,478
Ambac LSNI LLC, (LIBOR USD 3 Month + 5.00%), 6.00%, 02/12/23(a)(b)		26	25,290
Aon Corp.:
4.50%, 12/15/28		122	145,155
3.75%, 05/02/29		149	170,600
Aon plc, 4.25%, 12/12/42		9	9,916
Hartford Financial Services Group, Inc. (The), 4.30%, 04/15/43		15	17,255
Marsh & McLennan Cos., Inc.:
4.05%, 10/15/23		35	38,406
3.50%, 06/03/24		138	151,232
2.25%, 11/15/30		31	32,170
MetLife, Inc., 4.72%, 12/15/44(e)		15	18,890
Principal Financial Group, Inc., 3.70%, 05/15/29		9	10,240
Travelers Cos., Inc. (The), 6.75%, 06/20/36		5	7,536
Trinity Acquisition plc, 4.40%, 03/15/26		20	22,784
Willis North America, Inc.:
3.60%, 05/15/24		16	17,317
3.88%, 09/15/49		5	5,515

			678,784

Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc., 3.88%, 08/22/37		75	92,865
Booking Holdings, Inc., 4.10%, 04/13/25		208	233,455
Expedia Group, Inc.:
6.25%, 05/01/25(b)		52	55,394
3.80%, 02/15/28		30	28,735

Security		Par (000)	Value

Internet & Direct Marketing Retail (continued)
3.25%, 02/15/30	USD	55	$51,279

			461,728

IT Services — 0.4%
DXC Technology Co.:
4.00%, 04/15/23		65	68,219
4.13%, 04/15/25		10	10,663
Fidelity National Information Services, Inc., 3.00%, 08/15/26		70	77,560
Fiserv, Inc.:
3.20%, 07/01/26		215	237,964
3.50%, 07/01/29		128	143,887
2.65%, 06/01/30		17	18,013
Global Payments, Inc.:
3.80%, 04/01/21		20	20,363
3.75%, 06/01/23		25	26,929
4.00%, 06/01/23		4	4,336
4.80%, 04/01/26		15	17,556
2.90%, 05/15/30		40	41,974
International Business Machines Corp.:
3.30%, 05/15/26		250	280,918
6.50%, 01/15/28		11	14,683
1.95%, 05/15/30		200	204,569
4.15%, 05/15/39		100	121,081
Mastercard, Inc.:
3.30%, 03/26/27		28	31,713
2.95%, 06/01/29		79	88,817
3.35%, 03/26/30		118	136,407
PayPal Holdings, Inc.:
1.65%, 06/01/25		48	49,620
2.65%, 10/01/26		14	15,214
Visa, Inc.:
2.75%, 09/15/27		30	33,077
4.15%, 12/14/35		31	39,655
2.70%, 04/15/40		51	54,572

			1,737,790

Leisure Products — 0.0%
Hasbro, Inc.:
2.60%, 11/19/22		130	134,542
3.90%, 11/19/29		15	15,620

			150,162

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.:
3.88%, 07/15/23		29	31,332
3.05%, 09/22/26		115	126,002
2.75%, 09/15/29		76	82,604
Avantor, Inc., 6.00%, 10/01/24(b)		12	12,540
Charles River Laboratories International, Inc.(b):
5.50%, 04/01/26		12	12,480
4.25%, 05/01/28		3	2,999
Thermo Fisher Scientific, Inc.:
4.13%, 03/25/25		297	338,631
4.50%, 03/25/30		204	252,845

			859,433

Machinery — 0.1%
CNH Industrial Capital LLC, 4.38%, 11/06/20		140	141,240
CNH Industrial NV, 3.85%, 11/15/27		51	53,750
Colfax Corp., 6.00%, 02/15/24(b)		20	20,625
Otis Worldwide Corp.(b):
2.06%, 04/05/25		45	47,209
2.29%, 04/05/27		5	5,222
Parker-Hannifin Corp.:
2.70%, 06/14/24		25	26,613
3.25%, 06/14/29		23	25,413

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Machinery (continued)
Terex Corp., 5.63%, 02/01/25(b)	USD	38	$34,580

			354,652

Media — 0.6%
AMC Networks, Inc.:
5.00%, 04/01/24		30	29,700
4.75%, 08/01/25		24	23,645
Charter Communications Operating LLC:
4.50%, 02/01/24		46	50,895
6.38%, 10/23/35		53	70,038
6.48%, 10/23/45		152	200,982
5.75%, 04/01/48		44	54,773
4.80%, 03/01/50		119	131,712
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(b)		41	39,360
Comcast Corp.:
4.15%, 10/15/28		212	254,141
2.65%, 02/01/30		92	100,055
3.40%, 04/01/30		280	319,762
1.95%, 01/15/31		118	119,339
3.20%, 07/15/36		72	79,624
3.97%, 11/01/47		36	42,684
4.70%, 10/15/48		47	63,211
4.00%, 11/01/49		61	73,666
2.80%, 01/15/51		76	77,937
4.05%, 11/01/52		19	23,312
4.95%, 10/15/58		2	2,845
Cox Communications, Inc.(b):
3.25%, 12/15/22		30	31,615
3.15%, 08/15/24		224	241,016
3.35%, 09/15/26		2	2,212
Diamond Sports Group LLC(b):
5.38%, 08/15/26		20	14,475
6.63%, 08/15/27		60	31,950
Discovery Communications LLC:
3.80%, 03/13/24		10	10,717
5.00%, 09/20/37		41	48,527
4.95%, 05/15/42		15	17,068
4.88%, 04/01/43		42	47,911
5.30%, 05/15/49		17	20,346
Gray Television, Inc.(b):
5.88%, 07/15/26		23	22,894
7.00%, 05/15/27		25	25,625
iHeartCommunications, Inc.:
6.38%, 05/01/26		27	26,730
5.25%, 08/15/27(b)		23	22,023
4.75%, 01/15/28(b)		3	2,767
Lamar Media Corp.:
5.75%, 02/01/26		21	21,664
3.75%, 02/15/28(b)		4	3,771
Meredith Corp., 6.88%, 02/01/26		41	34,092
Nexstar Broadcasting, Inc., 5.63%, 07/15/27(b)		37	36,725
Omnicom Group, Inc., 3.65%, 11/01/24		5	5,503
Outfront Media Capital LLC(b):
5.00%, 08/15/27		42	37,800
4.63%, 03/15/30		3	2,715
Sirius XM Radio, Inc.(b):
4.63%, 07/15/24		45	46,125
5.38%, 04/15/25		24	24,648
5.38%, 07/15/26		24	24,786
5.00%, 08/01/27		47	48,037
5.50%, 07/01/29		39	41,052
TEGNA, Inc.(b):
4.63%, 03/15/28		6	5,520
5.00%, 09/15/29		7	6,553

Security		Par (000)	Value

Media (continued)
Time Warner Cable LLC:
4.13%, 02/15/21	USD	63	$63,722
6.55%, 05/01/37		24	31,573
5.50%, 09/01/41		7	8,443
ViacomCBS, Inc.:
6.88%, 04/30/36		31	42,011
4.38%, 03/15/43		35	36,599
5.85%, 09/01/43		12	14,121

			2,859,017

Metals & Mining — 0.1%
FMG Resources August 2006 Pty. Ltd.(b):
4.75%, 05/15/22		23	23,443
5.13%, 03/15/23		15	15,413
5.13%, 05/15/24		23	23,690
FMG Resources Pty. Ltd., 4.50%, 09/15/27(b)		4	4,001
Freeport-McMoRan, Inc.:
5.00%, 09/01/27		4	4,019
5.25%, 09/01/29		4	4,100
Newmont Corp., 2.80%, 10/01/29		48	50,622
Novolipetsk Steel Via Steel Funding DAC, 4.70%, 05/30/26(b)		200	219,062
Nucor Corp., 3.95%, 05/01/28		63	72,316
Steel Dynamics, Inc., 2.80%, 12/15/24		35	36,425
Teck Resources Ltd., 6.13%, 10/01/35		27	30,645

			483,736

Multiline Retail — 0.0%
Dollar General Corp., 4.13%, 04/03/50		23	27,522

Multi-Utilities — 0.1%
Ameren Illinois Co.:
3.80%, 05/15/28		50	57,700
3.25%, 03/15/50		40	44,159
Consumers Energy Co.:
4.05%, 05/15/48		15	18,867
3.75%, 02/15/50		92	112,200
3.10%, 08/15/50		20	22,253
3.50%, 08/01/51		35	41,485

			296,664

Oil, Gas & Consumable Fuels — 0.9%
Boardwalk Pipelines LP, 4.80%, 05/03/29		15	15,973
BP Capital Markets America, Inc.:
3.79%, 02/06/24		55	60,063
3.80%, 09/21/25		69	77,918
3.41%, 02/11/26		18	19,908
3.12%, 05/04/26		17	18,581
3.59%, 04/14/27		25	27,626
Buckeye Partners LP, 3.95%, 12/01/26		4	3,769
Cameron LNG LLC(b):
3.30%, 01/15/35		80	88,203
3.40%, 01/15/38		100	107,416
Cheniere Corpus Christi Holdings LLC:
5.88%, 03/31/25		113	126,647
5.13%, 06/30/27		137	150,546
Cheniere Energy Partners LP:
5.25%, 10/01/25		21	20,931
5.63%, 10/01/26		16	15,920
4.50%, 10/01/29(b)		10	9,687
Citgo Holding, Inc., 9.25%, 08/01/24(b)		34	33,830
Concho Resources, Inc., 3.75%, 10/01/27		17	18,110
CrownRock LP, 5.63%, 10/15/25(b)		17	15,236
DCP Midstream Operating LP:
5.38%, 07/15/25		5	4,962
5.13%, 05/15/29		4	3,838
Diamondback Energy, Inc., 3.50%, 12/01/29		111	107,511

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc., 2.90%, 07/15/22	USD	28	$29,048
Energy Transfer Operating LP:
3.60%, 02/01/23		25	25,863
4.25%, 03/15/23		40	42,255
4.20%, 09/15/23		15	15,938
2.90%, 05/15/25		136	138,942
6.50%, 02/01/42		87	94,242
Energy Transfer Partners LP:
5.88%, 03/01/22		110	116,069
5.00%, 10/01/22		120	127,750
Enterprise Products Operating LLC:
3.90%, 02/15/24		52	56,978
Series D, 6.88%, 03/01/33		9	11,906
Series H, 6.65%, 10/15/34		5	6,758
4.45%, 02/15/43		22	24,373
4.85%, 03/15/44		44	50,972
5.10%, 02/15/45		25	29,785
4.25%, 02/15/48		23	25,367
EOG Resources, Inc., 4.15%, 01/15/26		10	11,510
Exxon Mobil Corp., 2.28%, 08/16/26		2	2,134
Kinder Morgan Energy Partners LP, 6.38%, 03/01/41		28	34,408
Kinder Morgan, Inc., 5.30%, 12/01/34		79	91,904
Marathon Petroleum Corp.:
5.85%, 12/15/45		25	26,261
4.50%, 04/01/48		17	17,359
Matador Resources Co., 5.88%, 09/15/26		7	5,180
MPLX LP:
3.38%, 03/15/23		20	20,857
4.88%, 12/01/24		30	33,320
4.25%, 12/01/27		25	27,104
NGPL PipeCo LLC(b):
4.38%, 08/15/22		48	49,507
4.88%, 08/15/27		110	120,881
7.77%, 12/15/37		16	19,528
Northwest Pipeline LLC, 4.00%, 04/01/27		135	147,815
Occidental Petroleum Corp., 0.00%, 10/10/36(k)		180	75,600
Petrobras Global Finance BV:
5.75%, 02/01/29		29	29,716
5.09%, 01/15/30		29	28,884
6.75%, 06/03/50		42	43,197
Sabine Pass Liquefaction LLC:
5.63%, 04/15/23(e)		100	109,367
5.63%, 03/01/25		436	498,317
5.88%, 06/30/26		46	54,050
4.20%, 03/15/28		85	91,244
SM Energy Co.:
5.63%, 06/01/25		3	1,590
6.75%, 09/15/26		3	1,509
6.63%, 01/15/27		3	1,470
Suncor Energy, Inc.:
6.80%, 05/15/38		31	40,038
6.50%, 06/15/38		2	2,523
Sunoco Logistics Partners Operations LP:
4.25%, 04/01/24		110	117,697
5.95%, 12/01/25		30	34,144
Sunoco LP:
4.88%, 01/15/23		13	12,805
5.50%, 02/15/26		11	10,670
6.00%, 04/15/27		9	8,910
Targa Resources Partners LP:
6.75%, 03/15/24		13	12,967
5.13%, 02/01/25		15	14,438
5.88%, 04/15/26		30	29,700
5.38%, 02/01/27		15	14,475

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
6.50%, 07/15/27	USD	24	$24,060
5.00%, 01/15/28		5	4,702
6.88%, 01/15/29		24	25,140
5.50%, 03/01/30(b)		6	5,794
Texas Eastern Transmission LP(b):
3.50%, 01/15/28		70	74,489
4.15%, 01/15/48		30	32,676
Total Capital International SA:
2.75%, 06/19/21		10	10,228
3.70%, 01/15/24		25	27,585
2.43%, 01/10/25		65	69,070
TransCanada PipeLines Ltd., 4.63%, 03/01/34		23	26,437
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26		56	72,893
4.00%, 03/15/28		112	125,389
4.60%, 03/15/48		20	22,742
3.95%, 05/15/50(b)		39	41,555
Williams Cos., Inc. (The), Series A, 7.50%, 01/15/31		20	25,611

			4,152,371

Paper & Forest Products — 0.1%
Georgia-Pacific LLC:
5.40%, 11/01/20(b)		50	50,797
3.73%, 07/15/23(b)		60	64,832
1.75%, 09/30/25(b)		22	22,696
7.38%, 12/01/25		37	47,285
2.10%, 04/30/27(b)		26	27,001
7.75%, 11/15/29		20	29,852

			242,463

Pharmaceuticals — 0.3%
Allergan Funding SCS, 3.45%, 03/15/22		140	143,164
Bausch Health Americas, Inc.(b):
9.25%, 04/01/26		46	49,906
8.50%, 01/31/27		53	56,246
Bausch Health Cos., Inc.(b):
5.50%, 11/01/25		44	45,100
9.00%, 12/15/25		46	49,552
5.75%, 08/15/27		9	9,540
7.00%, 01/15/28		23	23,690
7.25%, 05/30/29		23	24,150
Bayer US Finance II LLC, 4.38%, 12/15/28(b)		200	233,732
Bristol-Myers Squibb Co.:
3.25%, 08/01/42		11	12,336
4.55%, 02/20/48(b)		22	29,863
Elanco Animal Health, Inc.(e):
5.02%, 08/28/23		23	24,150
5.65%, 08/28/28		5	5,544
GlaxoSmithKline Capital plc, 3.38%, 06/01/29		19	21,849
GlaxoSmithKline Capital, Inc., 3.88%, 05/15/28		105	123,619
Merck & Co., Inc.:
3.40%, 03/07/29		53	61,153
1.45%, 06/24/30		24	23,973
2.45%, 06/24/50		33	33,168
Pfizer, Inc.:
3.45%, 03/15/29		86	100,490
2.63%, 04/01/30		42	46,268
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26		108	119,835
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28		200	247,769
Wyeth LLC, 5.95%, 04/01/37		65	94,898

			1,579,995

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development — 0.0%
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)	USD	30	$27,918

Road & Rail — 0.2%
Burlington Northern Santa Fe LLC:
6.15%, 05/01/37		28	40,902
5.75%, 05/01/40		3	4,232
5.05%, 03/01/41		10	13,217
5.40%, 06/01/41		2	2,739
4.95%, 09/15/41		4	5,231
4.40%, 03/15/42		13	16,230
Canadian Pacific Railway Co., 2.05%, 03/05/30		14	14,329
CSX Corp.:
4.25%, 03/15/29		75	89,128
4.30%, 03/01/48		99	123,535
4.75%, 11/15/48		23	30,536
4.25%, 11/01/66		25	30,298
Norfolk Southern Corp.:
3.65%, 08/01/25		20	22,577
2.90%, 06/15/26		80	88,389
4.84%, 10/01/41		10	12,976
4.80%, 08/15/43		20	25,344
3.40%, 11/01/49		44	47,926
4.05%, 08/15/52		14	16,741
Penske Truck Leasing Co. LP(b):
4.25%, 01/17/23		40	42,549
2.70%, 03/14/23		50	51,173
2.70%, 11/01/24		15	15,432
3.95%, 03/10/25		30	32,518
4.00%, 07/15/25		60	65,625
Ryder System, Inc.:
3.65%, 03/18/24		15	16,025
2.50%, 09/01/24		5	5,157
4.63%, 06/01/25		70	78,040
Union Pacific Corp.:
2.75%, 03/01/26		58	63,111
3.38%, 02/01/35		26	29,261
3.60%, 09/15/37		32	35,582
3.95%, 08/15/59		53	62,103
3.84%, 03/20/60		46	53,159

			1,134,065

Semiconductors & Semiconductor Equipment — 0.5%
Analog Devices, Inc., 3.50%, 12/05/26		19	21,228
Applied Materials, Inc.:
5.10%, 10/01/35		8	11,149
2.75%, 06/01/50		80	81,704
Broadcom Corp.:
2.65%, 01/15/23		20	20,741
3.13%, 01/15/25		24	25,636
3.88%, 01/15/27		321	346,878
Broadcom, Inc.(b):
2.25%, 11/15/23		131	135,351
4.70%, 04/15/25		237	267,045
4.25%, 04/15/26		51	56,758
4.11%, 09/15/28		38	41,402
Intel Corp.:
4.10%, 05/19/46		15	18,721
4.75%, 03/25/50		82	115,600
KLA Corp.:
4.10%, 03/15/29		78	92,051
3.30%, 03/01/50		122	126,012
Lam Research Corp.:
3.75%, 03/15/26		116	132,604
1.90%, 06/15/30		17	17,377
4.88%, 03/15/49		31	42,986
2.88%, 06/15/50		31	31,936

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.:
3.20%, 09/16/26	USD	105	$118,936
2.85%, 04/01/30		125	139,061
3.50%, 04/01/50		80	91,404
NXP BV(b):
3.15%, 05/01/27		32	33,923
5.55%, 12/01/28		43	52,243
4.30%, 06/18/29		44	49,925
QUALCOMM, Inc.:
4.80%, 05/20/45		20	26,152
4.30%, 05/20/47		65	81,076

			2,177,899

Software — 0.2%
Autodesk, Inc.:
4.38%, 06/15/25		5	5,704
3.50%, 06/15/27		116	130,862
Microsoft Corp.:
3.50%, 02/12/35		6	7,319
4.20%, 11/03/35		39	50,760
3.45%, 08/08/36		43	51,964
3.75%, 02/12/45		30	37,549
4.00%, 02/12/55		82	105,418
Oracle Corp.:
2.50%, 04/01/25		80	85,682
3.90%, 05/15/35		121	145,951
3.85%, 07/15/36		36	42,010
3.80%, 11/15/37		26	30,001
3.60%, 04/01/40		110	124,860
4.13%, 05/15/45		74	88,334
3.60%, 04/01/50		163	181,399
4.38%, 05/15/55		13	16,312

			1,104,125

Specialty Retail — 0.1%
Home Depot, Inc. (The):
2.95%, 06/15/29		124	139,449
2.70%, 04/15/30		40	43,924
Lowe’s Cos., Inc.:
4.00%, 04/15/25		130	148,146
4.05%, 05/03/47		52	61,292

			392,811

Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.:
3.85%, 05/04/43		87	107,697
3.45%, 02/09/45		43	50,185
4.25%, 02/09/47		36	47,501
Dell International LLC(b):
6.02%, 06/15/26		16	18,344
4.90%, 10/01/26		50	55,170
8.10%, 07/15/36		60	79,124
Hewlett Packard Enterprise Co.:
4.40%, 10/15/22(e)		260	278,338
4.45%, 10/02/23		90	98,195
4.65%, 10/01/24		117	131,380
HP, Inc., 6.00%, 09/15/41		15	17,587
Seagate HDD Cayman, 4.09%, 06/01/29(b)		32	33,544

			917,065

Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands, Inc.(b):
4.63%, 05/15/24		29	28,855
4.88%, 05/15/26		6	6,045
NIKE, Inc., 2.75%, 03/27/27		110	121,172
Under Armour, Inc., 3.25%, 06/15/26		4	3,531

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Textiles, Apparel & Luxury Goods (continued)
William Carter Co. (The), 5.63%, 03/15/27(b)	USD	15	$15,450

			175,053

Thrifts & Mortgage Finance — 0.0%
Nationstar Mortgage Holdings, Inc.(b):
8.13%, 07/15/23		32	32,838
9.13%, 07/15/26		25	26,422
Quicken Loans, Inc.(b):
5.75%, 05/01/25		30	30,669
5.25%, 01/15/28		31	31,988
Washington Mutual Escrow Bonds, 0.00%, 11/06/09(c)(g)(i)		100	—

			121,917

Tobacco — 0.3%
Altria Group, Inc.:
4.00%, 01/31/24		55	60,559
3.80%, 02/14/24		81	88,564
4.40%, 02/14/26		130	149,689
4.80%, 02/14/29		80	93,403
5.80%, 02/14/39		126	155,820
BAT Capital Corp.:
3.22%, 08/15/24		14	14,994
2.79%, 09/06/24		79	83,246
3.22%, 09/06/26		10	10,721
4.70%, 04/02/27		13	14,858
4.54%, 08/15/47		44	47,774
5.28%, 04/02/50		29	35,103
Philip Morris International, Inc.:
2.88%, 05/01/24		82	88,081
3.25%, 11/10/24		151	167,161
Reynolds American, Inc., 5.85%, 08/15/45		134	164,707

			1,174,680

Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(b)		39	34,807
H&E Equipment Services, Inc., 5.63%, 09/01/25		61	61,597
HD Supply, Inc., 5.38%, 10/15/26(b)		18	18,383
Herc Holdings, Inc., 5.50%, 07/15/27(b)		39	39,084
United Rentals North America, Inc.:
4.63%, 10/15/25		23	23,115
5.88%, 09/15/26		31	32,488
6.50%, 12/15/26		36	37,800
5.50%, 05/15/27		31	31,930
3.88%, 11/15/27		5	4,988
4.88%, 01/15/28		52	53,300
5.25%, 01/15/30		5	5,162

			342,654

Wireless Telecommunication Services — 0.2%
Empresa Nacional de Telecomunicaciones SA, 4.75%, 08/01/26(b)		200	212,563
Sprint Corp.:
7.63%, 02/15/25		53	61,149
7.63%, 03/01/26		53	62,559
Sprint Spectrum Co. LLC, 3.36%, 09/20/21(b)(e)		88	88,882
T-Mobile USA, Inc.(b):
3.50%, 04/15/25		98	106,662
3.75%, 04/15/27		210	232,716
3.88%, 04/15/30		64	71,229
2.55%, 02/15/31		72	72,254
Vodafone Group plc:
4.13%, 05/30/25		5	5,669
4.38%, 02/19/43		44	51,208

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
5.25%, 05/30/48	USD	83	$108,393

			1,073,284

Total Corporate Bonds — 13.9% (Cost: $63,525,299)			66,252,898

Floating Rate Loan Interests — 0.0%

Consumer Finance — 0.0%
Credito Realsab de CV., Term Loan, (LIBOR USD 6 Month + 3.75%), 5.45%, 11/06/21(c)(l)		10	8,900

Total Floating Rate Loan Interests — 0.0% (Cost: $10,000)			8,900

Foreign Agency Obligations — 0.1%

Colombia — 0.1%
Ecopetrol SA:
5.38%, 06/26/26		115	120,900
6.88%, 04/29/30		22	25,217

			146,117

Mexico — 0.0%
Petroleos Mexicanos: 5.50%, 01/21/21		10	10,003
(LIBOR USD 3 Month + 3.65%), 3.96%, 03/11/22(a)		29	27,956
4.25%, 01/15/25		34	30,889
4.50%, 01/23/26		69	60,203

			129,051

Total Foreign Agency Obligations — 0.1% (Cost: $255,437)			275,168

Foreign Government Obligations — 1.1%

Brazil — 0.0%
Federative Republic of Brazil, 2.88%, 06/06/25		200	197,200

China — 0.1%
People’s Republic of China, 3.29%, 05/23/29	CNY	1,590	229,914

Colombia — 0.2%
Republic of Colombia:
6.25%, 11/26/25	COP	121,600	34,916
3.88%, 04/25/27	USD	340	360,294
4.50%, 03/15/29		240	262,650
7.25%, 10/18/34	COP	340,300	93,557

			751,417

Hungary — 0.0%
Hungary Government Bond, 5.38%, 03/25/24	USD	140	158,900

Indonesia — 0.2%
Republic of Indonesia:
4.45%, 02/11/24		200	216,750
6.50%, 06/15/25	IDR	1,104,000	77,091
7.00%, 05/15/27		882,000	61,836
2.85%, 02/14/30	USD	200	203,750
7.00%, 09/15/30	IDR	390,000	26,796
6.63%, 05/15/33		328,000	20,986
7.50%, 06/15/35		1,831,000	126,879
8.38%, 04/15/39		2,544,000	186,993

			921,081

Mexico — 0.1%
United Mexican States, 4.15%, 03/28/27	USD	602	645,946

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Panama — 0.0%
Republic of Panama, 3.88%, 03/17/28	USD	200	$224,750

Peru — 0.0%
Republic of Peru, 4.13%, 08/25/27		179	205,514

Philippines — 0.1%
Republic of Philippines, 3.00%, 02/01/28		260	280,415

Qatar — 0.1%
State of Qatar, 3.75%, 04/16/30(b)		200	228,188

Russia — 0.1%
Russian Federation:
8.15%, 02/03/27	RUB	5,608	90,791
6.00%, 10/06/27		3,125	45,182
6.90%, 05/23/29		12,908	196,281
8.50%, 09/17/31		14,792	251,171

			583,425

Saudi Arabia — 0.1%
Kingdom of Saudi Arabia, 2.90%, 10/22/25(b)	USD	237	251,220

Ukraine — 0.1%
Ukraine Government Bond, 9.75%, 11/01/28		200	228,500

Uruguay — 0.0%
Oriental Republic of Uruguay:
4.38%, 10/27/27		90	102,994
5.10%, 06/18/50		30	38,681

			141,675

Total Foreign Government Obligations — 1.1% (Cost: $4,853,660)			5,048,145

		Shares

Investment Companies — 2.1%*
BlackRock Allocation Target Shares- BATS Series A		735,470	7,156,127
iShares iBoxx $ High Yield Corporate Bond ETF		10,890	888,842
iShares iBoxx $ Investment Grade Corporate Bond ETF		13,320	1,791,540

Total Investment Companies — 2.1% (Cost: $10,018,126)			9,836,509

		Par (000)

Municipal Bonds — 1.6%
American Municipal Power, Inc.:
Series 2010B, RB, 7.83%, 02/15/41		20	32,380
Series 2010B, RB, 8.08%, 02/15/50		30	54,557
Arizona Health Facilities Authority, Series 2007B, RB, VRDN, 1.77%, 07/01/20(m)		40	37,621
Bay Area Toll Authority:
Series 2010S-1, RB, 6.92%, 04/01/40		80	127,491
Series 2010S-1, RB, 7.04%, 04/01/50		110	197,916
California Health Facilities Financing Authority, Series 2016A, RB, 5.00%, 08/15/33		20	24,323
California State Public Works Board, Series 2009G, Sub-Series G-2, RB, 8.36%, 10/01/34		40	66,372
California State University, Series 2020B, RB, 2.98%, 11/01/51		110	116,450
Canaveral Port Authority:
Series 2018A, RB, 5.00%, 06/01/45		30	32,692
Series 2018B, RB, 5.00%, 06/01/48		20	21,905

Security		Par (000)	Value

Municipal Bonds (continued)
Central Puget Sound Regional Transit Authority, Series 2015S-1, RB, 5.00%, 11/01/50	USD	20	$22,846
Chesapeake Bay Bridge & Tunnel District, Series 2016, RB, 5.00%, 07/01/51		10	10,780
City of Atlanta, Series 2015, RB, 5.00%, 11/01/40		10	11,792
City of New York:
Series 2019A, Sub-Series A-3, GO, 2.85%, 08/01/31		70	74,326
Series 2019A, Sub-Series A-3, GO, 2.90%, 08/01/32		115	122,097
City of Riverside, Series 2010A, RB, 7.61%, 10/01/40		25	40,462
City of San Antonio Electric & Gas Systems, Series 2010A, RB, 5.81%, 02/01/41		45	67,115
Colorado Health Facilities Authority, Series 2019A-2, RB, 5.00%, 08/01/44		40	46,965
Commonwealth Financing Authority:
Series 2018A, RB, 3.86%, 06/01/38		15	17,510
Series 2016A, RB, 4.14%, 06/01/38		10	12,017
Series 2019A, RB, 3.81%, 06/01/41		205	237,993
Commonwealth of Massachusetts, Series 2009E, GO, 5.46%, 12/01/39		5	7,217
Connecticut State Health & Educational Facilities Authority:
Series 2015F, RB, 5.00%, 07/01/45		30	33,215
Series 2015L, RB, 5.00%, 07/01/45		40	43,039
Contra Costa Community College District, Series 2010B, GO, 6.50%, 08/01/34		25	36,189
County of Broward Airport System:
Series 2019C, RB, 2.81%, 10/01/31		20	19,731
Series 2019C, RB, 2.91%, 10/01/32		15	14,860
County of Miami-Dade:
Series 2017D, RB, 3.35%, 10/01/29		10	10,268
Series 2019E, RB, 2.53%, 10/01/30		70	67,500
Series 2017D, RB, 3.45%, 10/01/30		15	15,449
Series 2017D, RB, 3.50%, 10/01/31		15	15,452
Series 2018C, RB, 4.06%, 10/01/31		20	21,498
Series 2015A, RB, 5.00%, 10/01/38		45	50,848
Series 2017B, RB, 5.00%, 10/01/40		20	23,306
Dallas Area Rapid Transit:
Series 2016A, RB, 5.00%, 12/01/41		30	35,236
Series 2016A, RB, 5.00%, 12/01/46		40	46,417
Dallas/Fort Worth International Airport, Series 2019A-2, RB, 3.14%, 11/01/45		30	30,689
DuBois Hospital Authority, Series 2018, RB, 5.00%, 07/15/43		20	23,123
Dutchess County Local Development Corp., Series 2016B, RB, 5.00%, 07/01/46		50	54,448
Grant County Public Utility District No. 2, Series 2015M, RB, 4.58%, 01/01/40		15	18,490
Great Lakes Water Authority Sewage Disposal System, Series 2020A, RB, 3.06%, 07/01/39		20	21,290
Great Lakes Water Authority Water Supply System, Series 2016C, RB, 5.25%, 07/01/33		5	5,954
Health & Educational Facilities Authority:
Series 2016, RB, 5.00%, 11/15/29		15	17,940
Series 2020A, RB, 3.23%, 05/15/50		15	17,572
Idaho Health Facilities Authority, Series 2017A, RB, 5.00%, 12/01/47		20	23,486
Indiana Finance Authority, Series 2015A, RB, 5.00%, 10/01/45		40	45,854
Indiana Housing & Community Development Authority, Series 2018A, RB, 3.80%, 07/01/38		10	11,013

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
JobsOhio Beverage System, Series 2020A, RB, 2.83%, 01/01/38	USD	55	$56,352
Lexington County Health Services District, Inc., Series 2016, RB, 5.00%, 11/01/41		20	23,065
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42		50	83,049
Los Angeles Unified School District, Series 2010I, GO, 6.76%, 07/01/34		60	88,555
Louisiana Public Facilities Authority, Series 2018E, RB, 5.00%, 07/01/48		20	23,546
Maryland Health & Higher Educational Facilities Authority, Series 2015, RB, 5.00%, 08/15/27		20	23,250
Massachusetts Development Finance Agency:
Series 2018J-2, RB, 5.00%, 07/01/43		30	34,918
Series 2016Q, RB, 5.00%, 07/01/47		20	22,780
Massachusetts Housing Finance Agency:
Series 2014B, RB, 4.50%, 12/01/39		10	10,524
Series 2014B, RB, 4.60%, 12/01/44		10	10,763
Series 2015A, RB, 4.50%, 12/01/48		10	10,671
Massachusetts School Building Authority:
Series 2019B, RB, 2.87%, 10/15/31		80	84,366
Series 2019B, RB, 2.97%, 10/15/32		45	47,560
Massachusetts Water Resources Authority, Series 2016C, RB, 5.00%, 08/01/40		10	12,079
Metropolitan Atlanta Rapid Transit Authority, Series 2015A, RB, 5.00%, 07/01/41		40	47,224
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Series 2016A, RB, 5.00%, 07/01/46		30	33,453
Metropolitan Transportation Authority:
Series 2009C, RB, 7.34%, 11/15/39		170	275,296
Series 2019C, RB, 5.00%, 11/15/41		20	24,138
Michigan Finance Authority:
Series 2016, RB, 5.00%, 11/15/28		20	24,069
Series 2016, RB, 5.00%, 11/15/41		20	23,045
Michigan State Housing Development Authority:
Series 2018B, RB, 3.55%, 10/01/33		10	11,008
Series 2018A, RB, 4.00%, 10/01/43		10	10,988
Series 2018A, RB, 4.05%, 10/01/48		10	10,992
Series 2018A, RB, 4.15%, 10/01/53		30	32,477
Mississippi Hospital Equipment & Facilities Authority, Series 2016A, RB, 5.00%, 09/01/46		30	32,834
Municipal Electric Authority of Georgia, Series 2010A, RB, 6.64%, 04/01/57		44	63,954
New Hope Cultural Education Facilities Finance Corp., Series 2017A, RB, 5.00%, 08/15/47.		20	23,570
New Jersey Transportation Trust Fund Authority, Series 2010C, RB, 5.75%, 12/15/28		25	28,961
New Jersey Turnpike Authority, Series 2009F, RB, 7.41%, 01/01/40		66	112,146
New Orleans Aviation Board, Series 2015B, RB, 5.00%, 01/01/40		20	22,281
New York City Housing Development Corp.:
Series 2018C-1-A, RB, 3.70%, 11/01/38		10	10,639
Series 2018C-1-B, RB, 3.85%, 11/01/43		40	42,634
Series 2018C-1-A, RB, 4.00%, 11/01/53		40	42,320
New York City Transitional Finance Authority Future Tax Secured:
Series 2018, Sub-Series C-4, RB, 3.55%, 05/01/25		65	72,735
Series 2014A, Sub-Series A-2, RB, 3.75%, 11/01/25		50	54,666
Series 2017F, Sub-Series F-2, RB, 3.05%, 05/01/27		70	77,036

Security		Par (000)	Value

Municipal Bonds (continued)
Series 2019C, Sub-Series C-3, RB, 3.35%, 11/01/30	USD	80	$89,010
Series 2019B, Sub-Series B-3, RB, 3.90%, 08/01/31		70	80,119
New York City Water & Sewer System:
Series 2010AA, RB, 5.75%, 06/15/41		10	15,410
Series 2020AA, RB, 5.38%, 06/15/43(n)		145	148,364
Series 2020AA, RB, 5.38%, 06/15/43		70	71,429
Series 2011AA, RB, 5.44%, 06/15/43		40	61,836
Series 2011EE, RB, 5.50%, 06/15/43(n)		75	76,784
Series 2011CC, RB, 5.88%, 06/15/44		50	80,381
New York Convention Center Development Corp., Series 2015, RB, 5.00%, 11/15/40		20	21,692
New York State Dormitory Authority:
Series 2020F, RB, 3.19%, 02/15/43		50	56,537
Series 2019B, RB, 3.14%, 07/01/43		35	35,194
New York State Urban Development Corp.:
Series 2019B, RB, 2.35%, 03/15/27		70	73,538
Series 2017D-2, RB, 3.32%, 03/15/29		55	60,257
New York Transportation Development Corp.:
Series 2016A, RB, 5.00%, 07/01/46		20	21,464
Series 2016A, RB, 5.25%, 01/01/50		130	140,568
Orange County Local Transportation Authority, Series 2010A, RB, 6.91%, 02/15/41		75	111,476
Oregon School Boards Association:
Series 2005A, GO, 4.76%, 06/30/28		90	99,540
Series 2002B, GO, 5.55%, 06/30/28		95	113,994
Series 2003B, GO, 5.68%, 06/30/28		70	85,862
Pennsylvania Economic Development Financing Authority, Series 2015, RB, 5.00%, 12/31/38		25	27,082
Port Authority of New York & New Jersey:
Series 2014-181, RB, 4.96%, 08/01/46		15	20,344
Series 2012-174, RB, 4.46%, 10/01/62		50	66,467
Port of Seattle, Series 2018A, RB, 5.00%, 05/01/43		10	11,494
Regents of the University of California Medical Center Pooled, Series 2009F, RB, 6.58%, 05/15/49		55	87,532
Royal Oak Hospital Finance Authority, Series 2014D, RB, 5.00%, 09/01/39		20	22,411
Rutgers The State University of New Jersey, Series 2019R, RB, 3.27%, 05/01/43		50	51,513
Sacramento County Sanitation Districts Financing Authority, Series 2007B, RB, VRDN, 0.76%, 09/01/20(m)		110	95,316
Salt River Project Agricultural Improvement & Power District, Series 2015A, RB, 5.00%, 12/01/45		50	58,754
San Antonio Water System, Series 2015B, RB, 5.00%, 05/15/39		20	23,631
San Diego Public Facilities Financing Authority, Series 2016A, RB, 5.00%, 05/15/39		25	30,494
San Jose Redevelopment Agency Successor Agency, Series 2017A-T, 3.18%, 08/01/26		25	27,580
South Carolina Public Service Authority, Series 2016D, RB, 2.39%, 12/01/23		66	67,597
State of California:
Series 2019, GO, 2.65%, 04/01/26		135	146,736
Series 2009, GO, 7.50%, 04/01/34		35	56,844
Series 2018, GO, 4.60%, 04/01/38		165	192,967
Series 2009, GO, 7.55%, 04/01/39		30	53,192
Series 2009, GO, 7.30%, 10/01/39		40	66,367
Series 2009, GO, 7.35%, 11/01/39		120	200,008

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
State of Connecticut:
Series 2017A, GO, 3.31%, 01/15/26	USD	50	$54,589
Series 2020A, GO, 2.55%, 07/01/28		10	10,525
Series 2008A, GO, 5.85%, 03/15/32		60	81,484
State of Illinois, Series 2003, GO, 5.10%, 06/01/33		175	177,581
State of New York, Series 2019B, GO, 2.80%, 02/15/32		60	64,366
State of Oregon, Series 2003, GO, 5.89%, 06/01/27		105	132,746
State of Texas, Series 2009A, GO, 5.52%, 04/01/39		115	170,394
State of Washington:
Series 2016A-1, GO, 5.00%, 08/01/40		40	47,632
Series 2018B, GO, 5.00%, 08/01/40		20	24,721
Tennessee Housing Development Agency:
Series 2018-3, RB, 3.75%, 07/01/38		10	10,855
Series 2018-3, RB, 3.85%, 07/01/43		10	10,811
Series 2018-3, RB, 3.95%, 01/01/49		5	5,387
Texas A&M University, Series 2017B, RB, 2.84%, 05/15/27		30	33,004
Texas Municipal Gas Acquisition & Supply Corp. I, Series 2008D, RB, 6.25%, 12/15/26		5	5,786
Texas Private Activity Bond Surface Transportation Corp., Series 2016, RB, 5.00%, 12/31/55		25	26,111
Texas Transportation Commission, Series 2020, GO, 5.00%, 04/01/32(o)		40	54,068
Tobacco Settlement Finance Authority, Series 2007A, RB, 7.47%, 06/01/47		35	35,219
University of California:
Series 2019BD, RB, 3.35%, 07/01/29		100	114,623
Series 2013AJ, RB, 4.60%, 05/15/31		30	37,024
Series 2009R, RB, 5.77%, 05/15/43		5	7,506
Series 2012AD, RB, 4.86%, 05/15/2112		50	70,080
Virginia Small Business Financing Authority, Series 2017, RB, 5.00%, 12/31/52		30	33,026
West Virginia Hospital Finance Authority:
Series 2016A, RB, 5.00%, 06/01/21		20	20,734
Series 2016A, RB, 5.00%, 06/01/22		20	21,511
Series 2016A, RB, 5.00%, 06/01/23		20	22,257
Series 2016A, RB, 5.00%, 06/01/24		20	22,916

Total Municipal Bonds — 1.6% (Cost: $7,077,040)			7,738,378

Non-Agency Mortgage-Backed Securities — 1.5%

Collateralized Mortgage Obligations — 0.6%
Alternative Loan Trust:
Series 2005-22T1, Class A1, 0.53%, 06/25/35(d)		55	42,095
Series 2005-72, Class A3, 0.78%, 01/25/36(d)		21	18,470
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		23	16,999
Series 2006-OA21, Class A1, 0.38%, 03/20/47(d)		790	629,988
Series 2006-OA9, Class 2A1B, 0.39%, 07/20/46(d)		124	91,136
Series 2006-OC10, Class 2A3, 0.41%, 11/25/36(d)		23	17,228
Series 2007-OA3, Class 1A1, 0.32%, 04/25/47(d)		34	30,307
Series 2007-OA3, Class 2A2, 0.36%, 04/25/47(d)		13	2,005

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2007-OA8, Class 2A1, 0.36%, 06/25/47(d)	USD	22	$16,343
Series 2007-OH2, Class A2A, 0.42%, 08/25/47(d)		10	9,304
American Home Mortgage Assets Trust, Series 2006-3, Class 2A11, 2.44%, 10/25/46(d)		61	48,739
APS Resecuritization Trust(b)(d):
Series 2016-1, Class 1MZ, 4.23%, 07/31/57		126	43,729
Series 2016-3, Class 3A, 3.03%, 09/27/46		88	87,458
Series 2016-3, Class 4A, 2.78%, 04/27/47		30	29,725
Banc of America Funding Trust, Series 2016- R2, Class 1A1, 4.70%, 05/01/33(b)(d)		142	133,721
Bear Stearns Mortgage Funding Trust, Series 2006-SL1, Class A1, 0.46%, 08/25/36(d)		39	37,898
Chase Mortgage Finance Trust, Series 2007- S6, Class 1A1, 6.00%, 12/25/37		342	233,675
CHL Mortgage Pass-Through Trust: Series 2006-OA4, Class A1, 2.46%, 04/25/46(d)		61	26,008
Series 2007-15, Class 2A2, 6.50%, 09/25/37		89	55,584
Citicorp Mortgage Securities Trust, Series 2008- 2, Class 1A1, 6.50%, 06/25/38		37	31,779
Credit Suisse Mortgage Capital Certificates, Series 2009-12R, Class 3A1, 6.50%, 10/27/37(b)		109	59,738
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, 1.53%, 11/25/35(d)		20	4,019
CSMC Mortgage-Backed Trust, Series 2007-5, Class 1A11, 7.00%, 08/25/37(d)		27	21,162
CSMC Trust(b)(d):
Series 2009-5R, Class 4A4, 3.21%, 06/25/36		24	20,192
Series 2018-RPL8, Class A1, 4.12%, 07/25/58		128	130,611
Series 2019-JR1, Class A1, 4.10%, 09/27/66		432	433,427
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class A2A, 0.35%, 08/25/47(d)		121	79,391
Deutsche Alt-A Securities, Inc., Series 2007- RS1, Class A2, 0.67%, 01/27/37(b)(d)		1	1,263
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 3.50%, 03/25/36(d)		9	8,578
GSR Mortgage Loan Trust, Series 2007-1F, Class 2A4, 5.50%, 01/25/37		4	3,919
IndyMac INDX Mortgage Loan Trust, Series 2007-AR19, Class 3A1, 3.54%, 09/25/37(d).		33	22,054
JPMorgan Alternative Loan Trust, Series 2007- A1, Class 1A4, 0.60%, 03/25/37(d)		49	44,755
JPMorgan Mortgage Trust, Series 2017-3, Class 1A6, 3.00%, 08/25/47(b)(d)		122	123,743
MCM Trust(b):
Series 2018-NPL1, Class A, 4.00%, 05/28/58		87	87,709
Series 2018-NPL2, Class A, 4.00%, 10/25/28(c)(e)		59	53,020
New Residential Mortgage Loan Trust, Series 2019-2A, Class A1, 4.25%, 12/25/57(b)(d)		77	82,312
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-2, Class A4, 0.60%, 06/25/37(d)		6	5,019
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 3.69%, 04/25/36(d)		12	9,419

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Structured Asset Mortgage Investments II Trust, Series 2006-AR4, Class 3A1, 0.37%, 06/25/36(d)	USD	15	$13,170
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust: Series 2006-4, Class 1A1, 6.00%, 04/25/36		76	74,204
Series 2006-4, Class 3A5, 6.35%, 05/25/36(e)		65	60,061

			2,939,957

Commercial Mortgage-Backed Securities — 0.8%
280 Park Avenue Mortgage Trust, Series 2017- 280P, Class E, 2.30%, 09/15/34(b)(d)		100	94,514
BAMLL Commercial Mortgage Securities Trust(b)(d): Series 2015-200P, Class F, 3.72%, 04/14/33		100	96,360
Series 2018-DSNY, Class D, 1.88%, 09/15/34		100	88,439
Bayview Commercial Asset Trust(b)(d):
Series 2005-4A, Class A1, 0.48%, 01/25/36		23	21,612
Series 2005-4A, Class M1, 0.63%, 01/25/36		17	15,918
Series 2006-1A, Class A2, 0.54%, 04/25/36		10	9,084
Series 2006-3A, Class A1, 0.43%, 10/25/36		15	13,333
Series 2006-3A, Class A2, 0.48%, 10/25/36		15	13,168
Series 2006-4A, Class A1, 0.41%, 12/25/36		185	167,092
BBCMS Mortgage Trust, Series 2018-TALL, Class A, 0.91%, 03/15/37(b)(d)		15	14,261
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)		100	104,658
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM, 5.51%, 01/12/45(d)		11	10,563
Benchmark Mortgage Trust, Series 2019-B10, Class 3CCA, 4.03%, 03/15/62(b)(d)		60	60,259
BHMS, Series 2018-ATLS, Class A, 1.43%, 07/15/35(b)(d)		100	94,743
BWAY Mortgage Trust, Series 2013-1515, Class C, 3.45%, 03/10/33(b)		100	100,876
BX Commercial Mortgage Trust, Series 2018- IND, Class H, 3.18%, 11/15/35(b)(d)		154	149,402
BXP Trust(b)(d):
Series 2017-CC, Class D, 3.67%, 08/13/37		25	23,683
Series 2017-CC, Class E, 3.67%, 08/13/37		40	29,538
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 1.93%, 12/15/37(b)(d)		100	96,493
CD Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		128	131,202
Series 2017-CD3, Class A4, 3.63%, 02/10/50		10	11,138
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48		10	11,153
CFK Trust, Series 2019-FAX, Class D, 4.64%, 01/15/39(b)(d)		100	102,689
CGDBB Commercial Mortgage Trust(b)(d):
Series 2017-BIOC, Class A, 0.97%, 07/15/32		91	90,672
Series 2017-BIOC, Class D, 1.78%, 07/15/32		91	90,066
Series 2017-BIOC, Class E, 2.33%, 07/15/32		91	89,152
Citigroup Commercial Mortgage Trust:
Series 2016-C1, Class D, 5.12%, 05/10/49(b)(d)		10	7,078
Series 2017-C4, Class A4, 3.47%, 10/12/50		20	22,247

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust:
Series 2014-CR18, Class A4, 3.55%, 07/15/47	USD	10	$10,637
Series 2014-CR19, Class A5, 3.80%, 08/10/47		30	32,669
Series 2014-LC15, Class A4, 4.01%, 04/10/47		20	21,702
Series 2014-UBS4, Class C, 4.80%, 08/10/47(d)		10	9,364
Series 2015-CR25, Class A4, 3.76%, 08/10/48		40	43,877
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)		44	31,693
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class A4, 3.50%, 06/15/57		10	10,809
Series 2019-C15, Class D, 3.00%, 03/15/52(b)		28	18,957
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.33%, 04/10/37(b)(d)		100	71,791
DBUBS Mortgage Trust(b):
Series 2017-BRBK, Class A, 3.45%, 10/10/34		40	42,894
Series 2017-BRBK, Class E, 3.65%, 10/10/34(d)		170	167,066
Series 2017-BRBK, Class F, 3.65%, 10/10/34(d)		40	38,553
Exantas Capital Corp. Ltd., Series 2019-RSO7, Class AS, 1.69%, 04/15/36(b)(d)		100	96,591
GPMT Ltd., Series 2018-FL1, Class A, 1.09%, 11/21/35(b)(d)		26	25,823
GS Mortgage Securities Corp. Trust(b)(d):
Series 2017-500K, Class D, 1.55%, 07/15/32		10	9,775
Series 2017-500K, Class E, 1.75%, 07/15/32		20	19,424
Series 2017-500K, Class F, 2.15%, 07/15/32		10	9,674
GS Mortgage Securities Trust:
Series 2014-GC24, Class A5, 3.93%, 09/10/47		20	21,778
Series 2015-GS1, Class A3, 3.73%, 11/10/48		10	11,059
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		10	7,242
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(b)		100	96,055
IMT Trust, Series 2017-APTS, Class AFX, 3.48%, 06/15/34(b)		100	105,844
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.77%, 08/15/47		30	32,527
Series 2014-C22, Class A4, 3.80%, 09/15/47		10	10,869
JPMorgan Chase Commercial Mortgage Securities Trust(b):
Series 2015-UES, Class D, 3.74%, 09/05/32(d)		110	108,882
Series 2018-WPT, Class FFX, 5.54%, 07/05/33		10	9,248
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, 0.43%, 03/25/37(b)(d)		14	13,059
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47		70	75,382
Series 2015-C26, Class D, 3.06%, 10/15/48(b)(c)		16	11,885
Morgan Stanley Capital I Trust:
Series 2006-IQ11, Class C, 6.05%, 10/15/42(d)		100	98,695

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2007-T27, Class AJ, 6.21%, 06/11/42(d)	USD	32	$32,108
Series 2017-CLS, Class F, 2.78%, 11/15/34(b)(d)		84	81,377
Series 2017-HR2, Class D, 2.73%, 12/15/50(c)		10	8,009
Series 2019-AGLN, Class D, 1.93%, 03/15/34(b)(d)		100	86,111
Series 2019-AGLN, Class F, 2.78%, 03/15/34(b)(d)		100	78,706
Series 2019-L2, Class A4, 4.07%, 03/15/52		13	15,267
PFP Ltd.(b)(d):
Series 2019-5, Class A, 1.17%, 04/14/36		19	18,331
Series 2019-5, Class AS, 1.62%, 04/14/36		10	9,630
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 02/15/48		27	23,983
Series 2015-C31, Class A4, 3.70%, 11/15/48		10	10,844
Series 2015-P2, Class A4, 3.81%, 12/15/48		30	33,431
Series 2015-P2, Class D, 3.24%, 12/15/48(b)		25	17,729
Series 2017-C39, Class D, 4.50%, 09/15/50(b)(d)		63	44,286
Series 2017-C41, Class D, 2.60%, 11/15/50(b)(d)		25	16,025
Series 2017-HSDB, Class A, 1.03%, 12/13/31(b)(d)		100	94,726
WFRBS Commercial Mortgage Trust:
Series 2014-C21, Class A5, 3.68%, 08/15/47		30	32,377
Series 2014-C22, Class C, 3.91%, 09/15/57(d)		120	108,194

			3,734,351

Interest Only Collateralized Mortgage Obligations — 0.0%
Banc of America Funding Trust, Series 2014- R2, Class 1C, 0.00%, 11/26/36(b)(d)		59	12,964

Interest Only Commercial Mortgage-Backed Securities — 0.1%(d)
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XB, 0.78%, 02/15/50		1,000	36,960
BBCMS Trust, Series 2015-SRCH, Class XA, 1.12%, 08/10/35(b)		1,000	52,500
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36(b)		4,250	104,762
Benchmark Mortgage Trust, Series 2019-B9, Class XA, 1.21%, 03/15/52		996	69,831
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XB, 0.89%, 05/10/58		120	4,727
Commercial Mortgage Trust, Series 2015-3BP, Class XA, 0.17%, 02/10/35(b)		2,522	10,971
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)		1,800	70,760
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.15%, 03/10/50(b)		812	28,475
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, 1.35%, 12/15/47(b)		100	4,636
One Market Plaza Trust(b):
Series 2017-1MKT, Class XCP, 0.22%, 02/10/32		1,000	2,410
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(c)		200	2

			386,034

Security		Par (000)	Value

Principal Only Collateralized Mortgage Obligations — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 0.00%, 07/25/56(b)(k)	USD	39	$4,065

Total Non-Agency Mortgage-Backed Securities — 1.5% (Cost: $7,246,731)			7,077,371

		Beneficial Interest (000)

Other Interests — 0.0%(p)

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.(c)(g)(i)		620	—

Total Other Interests — 0.0%			—

		Par (000)

Capital Trusts — 0.1%

Capital Markets — 0.0%(h)(l)
Bank of New York Mellon Corp. (The), Series F, 4.62%		97	95,487
State Street Corp.:
Series F, 5.25%		90	85,910
Series H, 5.63%		140	135,450

			316,847

Entertainment — 0.1%
NBCUniversal Enterprise, Inc., 5.25%(b)(h)		265	265,662

Total Capital Trusts — 0.1% (Cost: $594,911)			582,509

		Shares

Rights — 0.0%

Pharmaceuticals — 0.0%(g)
Bristol-Myers Squibb Co.		7,280	26,062

Total Rights — 0.0% (Cost: $15,506)			26,062

		Par (000)

U.S. Government Sponsored Agency Securities — 16.2%

Commercial Mortgage-Backed Securities — 0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K072, Class A2, 3.44%, 12/25/27		10	11,639
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Variable Rate Notes(d):
Series K034, Class A2, 3.53%, 07/25/23		20	21,638
Series K061, Class A2, 3.35%, 11/25/26		20	22,817
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series 2018-SB52, Class A10F, 3.48%, 06/25/28(d)		28	30,081
Government National Mortgage Association:
Series 2015-97, Class VA, 2.25%, 12/16/38		16	16,116
Series 2016-158, Class VA, 2.00%, 03/16/35		83	84,660

			186,951

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Government National Mortgage Association:
Series 2014-40, Class AI, 1.00%, 02/16/39		28	111
Series 2014-52, Class AI, 0.83%, 08/16/41		77	1,165

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Government National Mortgage Association Variable Rate Notes:
Series 2013-63, 0.80%, 09/16/51(d)	USD	745	$31,252
Series 2016-26, 0.90%, 02/16/58(d)		406	21,753
Series 2016-92, 0.90%, 04/16/58(d)		88	4,999
Series 2016-110, 0.99%, 05/16/58(d)		101	6,289
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.15%, 02/16/58(a)		89	6,742

			72,311

Mortgage-Backed Securities — 16.2%
Federal Home Loan Mortgage Corp.:
2.50%, 01/01/29 - 04/01/31		325	345,477
3.00%, 09/01/27 - 12/01/46		1,180	1,270,122
3.50%, 04/01/31 - 01/01/48		1,077	1,178,924
4.00%, 08/01/40 - 02/01/47		300	328,506
4.50%, 02/01/39 - 04/01/49		1,992	2,217,135
5.00%, 10/01/41 - 11/01/41		198	225,807
5.50%, 06/01/41		82	94,502
6.00%, 01/01/34		41	45,553
Federal National Mortgage Association, 4.00%, 01/01/41		13	14,127
Government National Mortgage Association:
2.50%, 07/15/50(q)		715	752,649
3.00%, 02/15/45 - 12/20/46		1,912	2,034,546
3.00%, 07/15/50(q)		1,788	1,893,842
3.50%, 01/15/42 - 10/20/46		4,752	5,094,705
3.50%, 07/15/50(q)		35	36,932
4.00%, 04/20/39 - 12/20/47		550	598,154
4.00%, 07/15/50(q)		1,996	2,116,111
4.50%, 12/20/39 - 04/20/50		1,712	1,850,294
5.00%, 12/15/38 - 07/20/42		131	149,267
5.00%, 07/15/50(q)		23	24,980
5.50%, 07/15/50(q)		295	323,537
7.50%, 03/15/32		2	2,649
Uniform Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32		196	203,276
2.00%, 09/25/35 - 08/25/50(q)		2,119	2,170,040
2.50%, 09/01/27 - 02/01/33		952	1,010,605
2.50%, 07/25/35 - 08/25/50(q)		19,752	20,575,177
3.00%, 04/01/29 - 03/01/47		3,726	4,014,021
3.00%, 07/25/35 - 08/25/50(q)		3,584	3,770,026
3.50%, 04/01/29 - 02/01/50		4,487	4,904,686
3.50%, 07/25/35(q)		1	1,051
4.00%, 10/01/33 - 03/01/50		2,693	2,961,345
4.00%, 07/25/35 - 07/25/50(q)		2,894	3,066,784
4.50%, 02/01/25 - 05/01/49		6,287	6,997,538
4.50%, 07/25/50(q)		4,362	4,686,765
5.00%, 09/01/35 - 06/01/45		250	285,862
5.00%, 07/25/50(q)		529	578,098
5.50%, 02/01/35 - 04/01/41		518	591,596
6.00%, 12/01/27 - 06/01/41		301	350,271
6.50%, 05/01/40		85	98,093

			76,863,053

Total U.S. Government Sponsored Agency Securities — 16.2% (Cost: $75,038,921)			77,122,315

U.S. Treasury Obligations — 6.0%
U.S. Treasury Bonds:
4.25%, 05/15/39		66	101,973
4.50%, 08/15/39		82	130,601
4.38%, 11/15/39		82	128,939
3.13%, 02/15/43		332	450,145
2.88%, 05/15/43 - 11/15/46		597	786,123
3.63%, 08/15/43		332	484,928

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
3.75%, 11/15/43	USD	332	$494,096
3.00%, 02/15/48		307	420,266
2.25%, 08/15/49(r)		1,285	1,545,363
2.38%, 11/15/49		873	1,078,291
U.S. Treasury Inflation Linked Notes:
0.50%, 04/15/24(s)		947	995,749
0.13%, 10/15/24(s)		2,079	2,177,128
0.25%, 01/15/25		233	244,842
0.13%, 04/15/25		849	889,701
U.S. Treasury Notes:
2.00%, 07/31/20(r)		1,245	1,246,876
2.50%, 12/31/20		929	939,596
1.13%, 07/31/21(r)		1,403	1,417,468
1.75%, 07/31/21 - 11/15/29		3,175	3,350,700
1.50%, 01/31/22 - 02/15/30		3,613	3,757,710
2.13%, 12/31/22 - 05/15/25		1,937	2,076,699
2.75%, 05/31/23		623	669,530
0.25%, 06/15/23 - 05/31/25		1,047	1,047,040
1.75%, 07/31/24(s)		1,731	1,838,038
1.38%, 01/31/25		41	43,077
2.00%, 02/15/25		782	844,377
2.25%, 08/15/27		623	699,731
2.88%, 08/15/28		188	222,648
3.13%, 11/15/28		188	227,297
1.63%, 08/15/29		299	326,249

Total U.S. Treasury Obligations — 6.0% (Cost: $26,620,995)			28,635,181

Total Long-Term Investments — 106.0% (Cost: $472,492,372)			503,985,732

Short-Term Securities — 4.6%

Borrowed Bond Agreements — 0.2%(t)
Bank of America Securities, Inc., (0.01)%, 07/01/20 (Purchased on 06/30/20 to be repurchased at USD 446,247, collateralized by U.S. Treasury Bonds, 1.25%, due at 05/15/50, par and fair value of USD 462,000 and $443,899, respectively)		447	446,985
Bank of America Securities, Inc., 0.00%, 07/01/20 (Purchased on 06/30/20 to be repurchased at USD 118,905, collateralized by U.S. Treasury Notes, 0.63%, due at 05/15/30, par and fair value of USD 119,000 and $118,670, respectively)		119	119,000
Bank of America Securities, Inc., 0.00%, 07/01/20 (Purchased on 06/30/20 to be repurchased at USD 92,098, collateralized by U.S. Treasury Bonds, 2.00%, due at 02/15/50, par and fair value of USD 80,000 and $91,619, respectively)		93	92,700
Bank of America Securities, Inc., 0.05%, 07/01/20 (Purchased on 06/30/20 to be repurchased at USD 58,253, collateralized by U.S. Treasury Notes, 0.38%, due at 04/30/25, par and fair value of USD 58,000 and $58,263, respectively)		58	58,290

Total Borrowed Bond Agreements — 0.2% (Cost: $716,975)			716,975

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds — 4.4%(u)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%*	13,540,891	$13,540,891
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 0.05%	59,642	59,642
SL Liquidity Series, LLC, Money Market Series, 0.50%(v)*	7,514,321	7,520,333

Total Money Market Funds — 4.4% (Cost: $21,120,908)		21,120,866

Total Short-Term Securities — 4.6% (Cost: $21,837,883)		21,837,841

Total Options Purchased — 0.0% (Cost: $58,794)		67,385

Total Investments Before Options Written, Borrowed Bonds and TBA Sale Commitments — 110.6% (Cost: $494,389,049)		525,890,958

Total Options Written — (0.0)% (Premium Received — $19,257)		(30,434)

	Par (000)

Borrowed Bonds — (0.2)%

U.S. Treasury Obligations — (0.2)%
U.S. Treasury Bonds:
1.25%, 05/15/50	462	(443,899)
2.00%, 02/15/50	80	(91,619)
U.S. Treasury Notes:
0.38%, 04/30/25	58	(58,263)
0.63%, 05/15/30	119	(118,670)

		(712,451)

Total U.S. Treasury Obligations — (0.2)% (Proceeds: $713,692)		(712,451)

Total Borrowed Bonds — (0.2)% (Proceeds: $713,692)		(712,451)

TBA Sale Commitments — (4.2)%(q)

Mortgage-Backed Securities — (4.2)%
Government National Mortgage Association:
3.50%, 07/15/50	892	(941,234)
4.50%, 07/15/50	555	(606,243)
Uniform Mortgage-Backed Securities:
2.50%, 07/25/35 - 08/25/50	8,730	(9,102,015)
3.00%, 07/25/35 - 07/25/50	627	(660,301)
3.50%, 07/25/35 - 08/25/50	6,300	(6,625,132)
4.00%, 07/25/35	302	(319,442)
2.00%, 07/25/50	855	(874,972)
5.50%, 07/25/50	455	(500,650)
6.00%, 07/25/50	280	(311,680)

Total TBA Sale Commitments — (4.2)% (Proceeds: $19,899,975)		(19,941,669)

Total Investments Net of Options Written, Borrowed Bonds and TBA Sale Commitments — 106.2% (Cost: $473,756,125)		505,206,404

Liabilities in Excess of Other Assets — (6.2)%		(29,660,071)

Net Assets — 100.0%		$475,546,333

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	All or a portion of this security is on loan.
(g)	Non-income producing security.
(h)	Perpetual security with no stated maturity date.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Zero-coupon bond.
(l)	Variable rate security. Rate shown is the rate in effect as of period end.
(m)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(n)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(o)	When-issued security.
(p)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(q)	Represents or includes a TBA transaction.
(r)	All or a portion of the security has been pledged in connection with outstanding futures contracts.
(s)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(t)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(u)	Annualized 7-day yield as of period end.
(v)	All or a portion of this security was purchased with the cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	7,564,319	5,976,572	—	13,540,891	$13,540,891	$39,260		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)	15,395,189	—	(7,880,868)	7,514,321	7,520,333	31,299	(c)	(6,130)	(416)
BlackRock Allocation Target Shares- BATS Series A	312,190	423,280	—	735,470	7,156,127	94,906		—	(191,384)
iShares iBoxx $High Yield Corporate Bond ETF	—	10,890	—	10,890	888,842	—		—	5,082
iShares iBoxx $Investment Grade Corporate Bond ETF	—	13,320	—	13,320	1,791,540	—		—	17,175

					$30,897,733	$165,465		$(6,130)	$(169,543)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Bank of America Securities, Inc.	0.17%	06/30/20	07/01/20	$1,850,006	$1,850,015	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	0.18	06/30/20	07/01/20	2,179,010	2,179,021	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	0.17	06/30/20	07/01/20	997,240	997,244	U.S. Treasury Obligations	Overnight

				$5,026,256	$5,026,280

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro-BTP	14	09/08/20	$2,263	$36,242
S&P 500 E-Mini Index	26	09/18/20	4,017	5,261
U.S. Treasury 10 Year Note	101	09/21/20	14,056	64,573
U.S. Treasury Long Bond	21	09/21/20	3,750	24,444
U.S. Treasury Ultra Bond	68	09/21/20	14,835	71,582
U.S. Treasury 2 Year Note	53	09/30/20	11,704	2,869
U.S. Treasury 5 Year Note	2	09/30/20	251	(129)

				204,842

Short Contracts
Euro-Bund	10	09/08/20	1,983	(24,244)
Canada 10 Year Bond	10	09/21/20	1,133	573
U.S. Treasury 10 Year Ultra Note	53	09/21/20	8,347	(23,767)
Long Gilt	6	09/28/20	1,023	(5,502)

				(52,940)

				$151,902

Forward Foreign Currency Exchange Contracts

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	54,397,200	USD	44,000	Deutsche Bank AG	07/02/20	$1,224
USD	55,000	BRL	292,303	Bank of America NA	07/02/20	1,249
USD	35,000	BRL	187,578	BNP Paribas SA	07/02/20	507
USD	116,900	BRL	582,167	Citibank NA	07/02/20	9,847
USD	44,000	BRL	219,120	Deutsche Bank AG	07/02/20	3,707
USD	25,000	BRL	132,819	JPMorgan Chase Bank NA	07/02/20	576
USD	110,211	MXN	2,500,000	Citibank NA	07/06/20	1,497
AUD	74,000	USD	50,871	Deutsche Bank AG	07/15/20	200
USD	35,000	CLP	27,790,000	JPMorgan Chase Bank NA	07/15/20	1,157
USD	54,000	COP	201,663,000	JPMorgan Chase Bank NA	07/15/20	400
USD	17,337	IDR	250,000,000	Goldman Sachs International	07/15/20	149
USD	36,000	MXN	825,039	HSBC Bank plc	07/15/20	168
USD	95,000	RUB	6,640,785	BNP Paribas SA	07/15/20	1,847
USD	10,000	RUB	698,600	Citibank NA	07/15/20	200
USD	127,000	ZAR	2,195,770	Bank of America NA	07/15/20	651
USD	646,598	ZAR	11,116,507	JPMorgan Chase Bank NA	07/15/20	6,930
CLP	30,423,250	USD	37,000	Bank of America NA	07/20/20	53
USD	42,108	COP	157,672,000	JPMorgan Chase Bank NA	07/27/20	244
USD	45,000	BRL	244,332	Citibank NA	08/04/20	148
USD	70,000	COP	253,211,400	Citibank NA	08/10/20	2,854
USD	72,253	COP	264,975,515	Barclays Bank plc	09/16/20	2,195
USD	128,666	IDR	1,839,926,933	Barclays Bank plc	09/16/20	3,857
USD	17,518	RUB	1,246,000	Barclays Bank plc	09/16/20	164
USD	18,553	RUB	1,315,028	Credit Suisse International	09/16/20	238
USD	27,695	RUB	1,969,734	HSBC Bank plc	09/16/20	261
USD	532,909	RUB	37,118,760	JPMorgan Chase Bank NA	09/16/20	15,932
USD	19,382	RUB	1,376,563	Morgan Stanley & Co. International plc	09/16/20	210
USD	47,445	MXN	1,040,135	Barclays Bank plc	09/23/20	2,692

						59,157

BRL	117,370	USD	21,900	BNP Paribas SA	07/02/20	(317)
BRL	522,760	USD	97,000	Citibank NA	07/02/20	(871)
BRL	364,509	USD	70,000	Deutsche Bank AG	07/02/20	(2,971)
BRL	462,694	USD	87,000	JPMorgan Chase Bank NA	07/02/20	(1,917)

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	44,000	KRW	53,512,800	JPMorgan Chase Bank NA	07/02/20	$(488)
USD	87,965	CAD	120,000	Citibank NA	07/06/20	(427)
USD	281,861	EUR	251,000	HSBC Bank plc	07/06/20	(161)
USD	54,000	KRW	65,008,440	BNP Paribas SA	07/06/20	(124)
CLP	39,936,000	USD	52,000	Citibank NA	07/15/20	(3,365)
CLP	58,554,000	USD	72,000	Deutsche Bank AG	07/15/20	(692)
COP	130,900,000	USD	35,000	JPMorgan Chase Bank NA	07/15/20	(208)
EUR	126,000	USD	142,056	JPMorgan Chase Bank NA	07/15/20	(456)
JPY	8,435,832	AUD	114,500	JPMorgan Chase Bank NA	07/15/20	(883)
JPY	4,504,349	USD	42,000	Citibank NA	07/15/20	(277)
MXN	204,296	USD	9,000	Barclays Bank plc	07/15/20	(127)
MXN	1,599,313	USD	70,500	Citibank NA	07/15/20	(1,041)
MXN	587,229	USD	26,500	Deutsche Bank AG	07/15/20	(996)
MXN	8,001,356	USD	359,000	JPMorgan Chase Bank NA	07/15/20	(11,496)
MXN	2,827,578	USD	127,000	Morgan Stanley & Co. International plc	07/15/20	(4,197)
RUB	26,085,041	USD	374,000	JPMorgan Chase Bank NA	07/15/20	(8,097)
USD	347,426	IDR	5,076,757,883	JPMorgan Chase Bank NA	07/15/20	(1,606)
USD	44,000	KRW	53,288,188	BNP Paribas SA	07/15/20	(420)
USD	10,000	KRW	12,116,000	JPMorgan Chase Bank NA	07/15/20	(100)
USD	17,000	MXN	391,902	Deutsche Bank AG	07/15/20	(20)
ZAR	1,186,668	USD	70,000	Citibank NA	07/15/20	(1,716)
USD	127,000	TRY	879,158	Citibank NA	07/17/20	(831)
USD	37,000	CLP	30,423,250	Citibank NA	07/20/20	(53)
KZT	1,946,250	USD	5,000	Goldman Sachs International	07/24/20	(237)
KZT	2,963,895	USD	7,590	Natwest Markets plc	07/24/20	(336)
USD	27,449	COP	104,609,000	JPMorgan Chase Bank NA	07/27/20	(325)
USD	18,000	BRL	98,581	Citibank NA	08/04/20	(96)
USD	34,000	COP	128,894,000	Natwest Markets plc	08/10/20	(180)
USD	254,358	CNY	1,809,000	Standard Chartered Bank	09/16/20	(405)

						(45,436)

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date		Exercise Price	Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	One-Touch	Bank of America NA	09/10/20	CLP	820.00	CLP	820.00	USD	8	$3,738

Put
USD Currency	Down and Out	Goldman Sachs International	07/15/20	MXN	22.25	MXN	21.30	USD	89	151

										$3,889

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
USD Currency	Bank of America NA	07/15/20	CLP	830.00	USD	87	$802
USD Currency	Citibank NA	07/23/20	ZAR	18.00	USD	70	437
USD Currency	Citibank NA	07/23/20	ZAR	17.25	USD	70	1,466
USD Currency	Deutsche Bank AG	07/23/20	ZAR	19.00	USD	70	102
EUR Currency	Bank of America NA	07/30/20	USD	1.13	EUR	126	719
USD Currency	Bank of America NA	08/07/20	TRY	7.00	USD	60	655
USD Currency	JPMorgan Chase Bank NA	11/03/20	TWD	30.00	USD	130	413

							4,594

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio

OTC Currency Options Purchased (continued)

Description	Counterparty	Expiration Date		Exercise Price	Notional Amount (000)		Value

Put
USD Currency	Bank of America NA	07/02/20	BRL	5.00	USD	104	$1
USD Currency	Bank of America NA	07/02/20	KRW	1,220.00	USD	122	2,052
USD Currency	Citibank NA	07/02/20	RUB	78.00	USD	338	32,033
USD Currency	Bank of America NA	07/09/20	KRW	1,170.00	USD	174	37
USD Currency	JPMorgan Chase Bank NA	07/16/20	KRW	1,200.00	USD	142	952
USD Currency	Morgan Stanley & Co. International plc	07/20/20	BRL	5.20	USD	70	657
USD Currency	Standard Chartered Bank	07/21/20	JPY	106.00	USD	178	209
USD Currency	HSBC Bank plc	07/27/20	MXN	22.60	USD	106	1,190
USD Currency	Bank of America NA	08/05/20	ZAR	16.90	USD	146	1,171
USD Currency	Bank of America NA	08/06/20	MXN	24.00	USD	69	3,450
USD Currency	Bank of America NA	10/09/20	MXN	23.80	USD	87	4,218

							45,970

							$50,564

OTC Currency Options Written

Description	Counterparty	Expiration Date		Exercise Price	Notional Amount (000)		Value

Call
USD Currency	BNP Paribas SA	07/02/20	BRL	5.35	USD	88	$(1,744)
USD Currency	Bank of America NA	07/02/20	KRW	1,240.00	USD	122	—
AUD Currency	JPMorgan Chase Bank NA	07/09/20	JPY	71.00	AUD	54	(1,757)
USD Currency	Bank of America NA	07/09/20	MXN	25.00	USD	26	(17)
USD Currency	Bank of America NA	07/15/20	CLP	855.00	USD	87	(286)
USD Currency	Citibank NA	07/23/20	ZAR	19.00	USD	70	(102)
USD Currency	Citibank NA	07/23/20	ZAR	18.00	USD	140	(874)
USD Currency	HSBC Bank plc	07/27/20	MXN	24.00	USD	106	(898)
EUR Currency	Bank of America NA	07/30/20	USD	1.15	EUR	126	(274)
USD Currency	Bank of America NA	08/06/20	MXN	25.50	USD	26	(98)

							(6,050)

Put
USD Currency	Citibank NA	07/02/20	RUB	75.00	USD	338	(17,797)
USD Currency	Bank of America NA	07/15/20	CLP	795.00	USD	87	(227)
USD Currency	JPMorgan Chase Bank NA	07/16/20	KRW	1,185.00	USD	212	(440)
USD Currency	Morgan Stanley & Co. International plc	07/20/20	BRL	4.95	USD	106	(224)
USD Currency	Citibank NA	07/23/20	ZAR	17.00	USD	70	(455)
USD Currency	Bank of America NA	08/06/20	MXN	23.00	USD	69	(1,462)
USD Currency	Bank of America NA	08/07/20	TRY	6.60	USD	60	(64)
USD Currency	JPMorgan Chase Bank NA	08/07/20	TWD	29.25	USD	69	(424)
USD Currency	Bank of America NA	10/09/20	MXN	22.80	USD	139	(3,291)

							(24,384)

							$(30,434)

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency	Counterparty
Put
10-Year Interest Rate Swap(a)	1.05%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	12/03/20	1.05%	USD	1,166	$6,481
10-Year Interest Rate Swap(a)	1.05%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	12/16/20	1.05	USD	429	2,627
10-Year Interest Rate Swap(a)	1.00%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	12/17/20	1.00	USD	532	3,824

										$12,932

(a)	Forward settling swaption.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

0.73%	Semi-Annual	3 month BA	Semi-Annual	04/05/21	(a)	04/05/22	CAD	3,043	$(3,960)	$—	$(3,960)
0.77%	Semi-Annual	3 month BA	Semi-Annual	04/07/21	(a)	04/07/22	CAD	6,065	(9,554)	—	(9,554)
3 month BA	Semi-Annual	0.66%	Semi-Annual	05/13/22	(a)	05/13/23	CAD	12,185	(8,097)	—	(8,097)
1 day SONIA	At Termination	0.02%	At Termination	05/26/22	(a)	05/26/23	GBP	7,155	7,097	—	7,097
3 month BA	Semi-Annual	0.74%	Semi-Annual	05/26/22	(a)	05/26/23	CAD	2,092	(284)	—	(284)
3 month BA	Semi-Annual	0.73%	Semi-Annual	05/30/22	(a)	05/30/23	CAD	1,695	(306)	—	(306)
3 month BA	Semi-Annual	0.76%	Semi-Annual	05/30/22	(a)	05/30/23	CAD	1,736	69	—	69
0.08%	At Termination	1 day Fed Funds	At Termination	05/31/22	(a)	05/31/23	USD	1,235	(1,076)	—	(1,076)
0.06%	At Termination	1 day Fed Funds	At Termination	05/31/22	(a)	05/31/23	USD	1,489	(996)	—	(996)
3 month BA	Semi-Annual	0.76%	Semi-Annual	06/01/22	(a)	06/01/23	CAD	3,391	(3)	—	(3)
3 month BA	Semi-Annual	0.77%	Semi-Annual	06/01/22	(a)	06/01/23	CAD	3,391	59	—	59
0.05%	At Termination	1 day Fed Funds	At Termination	06/02/22	(a)	06/02/23	USD	1,206	(678)	—	(678)
0.04%	At Termination	1 day Fed Funds	At Termination	06/03/22	(a)	06/03/23	USD	2,413	(1,130)	—	(1,130)
0.04%	At Termination	1 day Fed Funds	At Termination	06/03/22	(a)	06/03/23	USD	2,412	(1,191)	—	(1,191)
0.74%	Semi-Annual	3 month BA	Semi-Annual	06/27/22	(a)	06/27/23	CAD	6,075	1,799	—	1,799
3 month BA	Semi-Annual	1.09%	Semi-Annual	04/03/23	(a)	04/03/24	CAD	3,043	4,510	—	4,510
3 month BA	Semi-Annual	1.22%	Semi-Annual	04/10/23	(a)	04/10/24	CAD	6,065	14,501	—	14,501
28 day MXIBTIIE	Monthly	6.67%	Monthly	N/A		08/12/24	MXN	3,217	10,599	—	10,599
28 day MXIBTIIE	Monthly	6.72%	Monthly	N/A		08/13/24	MXN	2,768	9,328	—	9,328
28 day MXIBTIIE	Monthly	6.59%	Monthly	N/A		11/08/24	MXN	1,973	6,432	—	6,432
28 day MXIBTIIE	Monthly	5.20%	Monthly	N/A		05/02/25	MXN	4,577	3,414	—	3,414
3 month BA	Semi-Annual	0.75%	Semi-Annual	N/A		05/26/25	CAD	1,235	(95)	—	(95)
3 month BA	Semi-Annual	0.85%	Semi-Annual	N/A		06/04/25	CAD	620	2,110	—	2,110
3 month BA	Semi-Annual	0.85%	Semi-Annual	N/A		06/04/25	CAD	620	2,156	(4)	2,160
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A		07/17/25	MXN	2,027	5,980	—	5,980
28 day MXIBTIIE	Monthly	5.99%	Monthly	N/A		05/02/30	MXN	1,215	1,417	—	1,417
28 day MXIBTIIE	Monthly	6.03%	Monthly	N/A		05/02/30	MXN	1,215	1,587	—	1,587
28 day MXIBTIIE	Monthly	6.03%	Monthly	N/A		05/03/30	MXN	1,087	1,402	—	1,402
28 day MXIBTIIE	Monthly	5.96%	Monthly	N/A		05/06/30	MXN	880	928	—	928
3 month LIBOR	Quarterly	0.64%	Semi-Annual	08/12/20	(a)	08/12/30	USD	452	(583)	—	(583)
3 month LIBOR	Quarterly	0.80%	Semi-Annual	12/18/20	(a)	12/18/30	USD	116	1,396	—	1,396
3 month LIBOR	Quarterly	0.75%	Semi-Annual	12/21/20	(a)	12/21/30	USD	144	1,009	—	1,009

									$47,840	$(4)	$47,844

(a)	Forward swap.

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD	209	$(342)	$118	$(460)
Federative Republic of Brazil	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/25	USD	86	6,126	12,038	(5,912)
Federative Republic of Brazil	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/25	USD	80	5,713	10,255	(4,542)
Republic of South Africa	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	35	3,321	3,014	307
Republic of South Africa	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	60	5,645	5,303	342
Republic of South Africa	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	63	5,870	5,009	861
Republic of South Africa	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	44	4,156	3,866	290
Republic of South Africa	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/25	USD	224	20,957	30,035	(9,078)
United Mexican States	1.00	Quarterly	Citibank NA	06/20/25	USD	138	3,729	13,557	(9,828)
CMBX.NA.9.AAA	0.50	Monthly	Credit Suisse International	09/17/58	USD	60	(569)	681	(1,250)
CMBX.NA.9.AAA	0.50	Monthly	Deutsche Bank AG	09/17/58	USD	50	(474)	578	(1,052)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	110	(1,042)	1,345	(2,387)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	40	(379)	458	(837)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	50	(474)	570	(1,044)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	2	388	110	278
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	93	(523)	(70)	(453)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	42	(236)	(6)	(230)
CMBX.NA.6.BBB-	3.00	Monthly	JPMorgan Securities LLC	05/11/63	USD	20	6,250	1,832	4,418

							$58,116	$88,693	$(30,577)

OTC Credit Default Swaps — Sell Protection

	Financing Rate Received	Payment		Termination	Credit	Notional Amount				Upfront Premium Paid	Unrealized Appreciation
Reference Obligation/Index	by the Fund	Frequency	Counterparty	Date	Rating (a)		(000)	(b)	Value	(Received)	(Depreciation)

United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	09/20/20	BBB	USD	209		$344	$(104)	$448
CMBX.NA.3.AM	0.50	Monthly	Credit Suisse International	12/13/49	NR	USD	—		—	(7)	7
CMBX.NA.3.AM	0.50	Monthly	Goldman Sachs International	12/13/49	NR	USD	—		—	(14)	14
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	NR	USD	7		(1,358)	(805)	(553)
CMBX.NA.10.BBB-	3.00	Monthly	JPMorgan Securities LLC	11/17/59	BBB-	USD	5		(998)	(409)	(589)
CMBX.NA.6.BBB-	3.00	Monthly	Credit Suisse International	05/11/63	BBB	USD	20		(6,250)	(1,514)	(4,736)

									$(8,262)	$(2,853)	$(5,409)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/16/21	USD	550	$(16,287)	$—	$(16,287)
1 day BZDIOVER	At Termination	5.13%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	609	3,647	—	3,647
28 day MXIBTIIE	Monthly	6.43%	Monthly	Bank of America NA	06/06/25	MXN	836	2,637	—	2,637

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	07/17/25	MXN	1,010	$2,989	$—	$2,989
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	12/05/25	MXN	116	332	—	332

								$(6,682)	$—	$(6,682)

OTC Inflation Swaps

Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1 month USCPI	At Termination	(0.96)%	At Termination	Citibank NA	04/15/21	USD	1,296	$(8,437)	$—	$(8,437)
1 month USCPI	At Termination	(1.00)%	At Termination	Citibank NA	04/15/21	USD	1,296	(8,897)	—	(8,897)
1 month USCPI	At Termination	(1.00)%	At Termination	Citibank NA	04/15/21	USD	1,296	(8,897)	—	(8,897)
1 month USCPI	At Termination	(1.02)%	At Termination	Citibank NA	04/15/21	USD	1,296	(9,134)	—	(9,134)
0.04%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/22	USD	1,296	11,743	—	11,743
0.02%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/22	USD	1,296	12,290	—	12,290
0.01%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/22	USD	1,296	12,488	—	12,488
0.00%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/22	USD	1,296	12,786	—	12,786
1 month USCPI At Termination		(0.05)%	At Termination	Citibank NA	04/15/22	USD	1,944	(21,042)	—	(21,042)
0.62%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/24	USD	1,944	28,470	—	28,470

								$21,370	$—	$21,370

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.01%
1 day Fed Funds	1 day Fed Funds	0.08
1 day SONIA	Sterling Overnight Index Average	0.06
1 month USCPI	U.S. Consumer Price Index	0.10
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	5.28
3 month BA	Canadian Bankers Acceptances	0.56
3 month LIBOR	London Interbank Offered Rate	0.30

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$—	$(4)	$75,797	$(27,953)	$ —
OTC Swaps	88,769	(2,929)	94,347	(115,645)	—
Options Written	N/A	N/A	4,094	(15,271)	(30,434)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$5,261	$—	$200,283	$—	$205,544
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	59,157	—	—	59,157
Options purchased (b)
Investments at value — unaffiliated (c)	—	—	—	54,453	12,932	—	67,385
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	—	—	—	75,797	—	75,797
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	95,734	—	—	9,605	77,777	183,116

	$—	$95,734	$5,261	$113,610	$298,617	$77,777	$590,999

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	—	—	53,642	—	53,642
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	45,436	—	—	45,436
Options written
Options written at value	—	—	—	30,434	—	—	30,434
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	—	—	—	27,953	—	27,953
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	45,880	—	—	16,287	56,407	118,574

	$—	$45,880	$—	$75,870	$97,882	$56,407	$276,039

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes forward settling swaptions.
(c)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(238,491)	$—	$(1,261,128)	$—	$(1,499,619)
Forward foreign currency exchange contracts	—	—	—	121,968	—	—	121,968
Options purchased (a)	—	—	—	(88,281)	19,734	—	(68,547)
Options written	—	—	—	45,730	(38,286)	—	7,444
Swaps	—	176,926	—	—	124,688	76,626	378,240

	$—	$176,926	$(238,491)	$79,417	$(1,154,992)	$76,626	$(1,060,514)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	(53,535)	—	118,892	—	65,357
Forward foreign currency exchange contracts	—	—	—	(77,735)	—	—	(77,735)
Options purchased (b)	—	—	—	5,830	40,551	—	46,381
Options written	—	—	—	(7,780)	(49,783)	—	(57,563)
Swaps	—	32,249	—	—	37,503	21,370	91,122

	$—	$32,249	$(53,535)	$(79,685)	$147,163	$21,370	$67,562

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$55,876,640
Average notional value of contracts — short	8,817,616
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	7,317,857
Average amounts sold — in USD	4,621,932
Options:
Average value of option contracts purchased	53,244
Average value of option contracts written	43,986
Average notional value of swaption contracts purchased	1,063,500
Average notional value of swaption contracts written	—(a)
Credit default swaps:
Average notional value — buy protection	1,761,660
Average notional value — sell protection	346,502
Interest rate swaps:
Average notional value — pays fixed rate	10,696,200
Average notional value — receives fixed rate	20,663,395
Inflation swaps:
Average notional value — pays fixed rate	3,564,000
Average notional value — receives fixed rate	3,564,000

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$102,617	$ 96,151
Forward foreign currency exchange contracts	59,157	45,436
Options (a)(b)	67,385	30,434
Swaps — Centrally cleared	—	4,871
Swaps — OTC (c)	183,116	118,574

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$412,275	$ 295,466
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(102,617)	(101,022)

Total derivative assets and liabilities subject to an MNA	$309,658	$ 194,444

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes forward settling swaptions.
(c)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$25,707	$(6,179)	$—	$—	$ 19,528
Barclays Bank plc	12,229	(127)	—	—	12,102
BNP Paribas SA	2,354	(2,354)	—	—	—
Citibank NA	142,805	(94,140)	—	—	48,665
Credit Suisse International	926	(926)	—	—	—
Deutsche Bank AG	14,919	(14,919)	—	—	—
Goldman Sachs International	15,985	(251)	—	—	15,734
HSBC Bank plc	1,619	(1,059)	—	—	560
JPMorgan Chase Bank NA	30,699	(28,301)	—	—	2,398
JPMorgan Securities LLC	6,250	(998)	—	—	5,252
Morgan Stanley & Co. International plc	55,956	(28,221)	—	—	27,735
Standard Chartered Bank	209	(209)	—	—	—

	$309,658	$(177,684)	$—	$—	$ 131,974

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$6,179	$(6,179)	$—	$—	$ —
Barclays Bank plc	127	(127)	—	—	—
BNP Paribas SA	2,605	(2,354)	—	—	251
Citibank NA	94,140	(94,140)	—	—	—
Credit Suisse International	7,507	(926)	—	—	6,581
Deutsche Bank AG	24,135	(14,919)	—	—	9,216
Goldman Sachs International	251	(251)	—	—	—
HSBC Bank plc	1,059	(1,059)	—	—	—
JPMorgan Chase Bank NA	28,301	(28,301)	—	—	—
JPMorgan Securities LLC	998	(998)	—	—	—
Morgan Stanley & Co. International plc	28,221	(28,221)	—	—	—
Natwest Markets plc	516	—	—	—	516
Standard Chartered Bank	405	(209)	—	—	196

	$194,444	$(177,684)	$—	$—	$ 16,760

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Balanced Capital Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$12,763,818	$1,106,636	$13,870,454
Common Stocks	287,511,842	—	—	287,511,842
Corporate Bonds	—	66,252,898	—	66,252,898
Floating Rate Loan Interests	—	—	8,900	8,900
Foreign Agency Obligations	—	275,168	—	275,168
Foreign Government Obligations	—	5,048,145	—	5,048,145
Investment Companies	9,836,509	—	—	9,836,509
Municipal Bonds	—	7,738,378	—	7,738,378
Non-Agency Mortgage-Backed Securities	—	7,004,455	72,916	7,077,371
Capital Trusts	—	582,509	—	582,509
Rights	26,062	—	—	26,062
U.S. Government Sponsored Agency Securities	—	77,122,315	—	77,122,315
U.S. Treasury Obligations	—	28,635,181	—	28,635,181
Short-Term Securities:
Borrowed Bond Agreements	—	716,975	—	716,975
Money Market Funds	13,600,533	—	—	13,600,533
Options Purchased:
Foreign currency exchange contracts	—	54,453	—	54,453
Interest rate contracts	—	12,932	—	12,932
Liabilities:
Investments:
Borrowed Bonds	—	(712,451)	—	(712,451)
TBA Sale Commitments	—	(19,941,669)	—	(19,941,669)

Subtotal	$310,974,946	$185,553,107	$1,188,452	$497,716,505

Investments valued at NAV (a)				7,520,333

Total Investments				$505,236,838

Derivative Financial Instruments (b)
Assets:
Credit contracts	$—	$6,965	$—	$6,965
Equity contracts	5,261	—	—	5,261
Foreign currency exchange contracts	—	59,157	—	59,157
Interest rate contracts	200,283	85,402	—	285,685
Other contracts	—	77,777	—	77,777
Liabilities:
Credit contracts	—	(42,951)	—	(42,951)
Foreign currency exchange contracts	—	(75,870)	—	(75,870)
Interest rate contracts	(53,642)	(44,240)	—	(97,882)
Other contracts	—	(56,407)	—	(56,407)

	$151,902	$9,833	$—	$161,735

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $5,026,280 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Capital Appreciation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.3%

Automobiles — 0.4%
Ferrari NV	5,227	$893,869

Beverages — 0.7%
Constellation Brands, Inc., Class A	8,263	1,445,612

Biotechnology — 2.0%(a)
Biogen, Inc.	3,047	815,225
Vertex Pharmaceuticals, Inc.	11,791	3,423,045

		4,238,270

Capital Markets — 3.7%
CME Group, Inc.	11,614	1,887,740
S&P Global, Inc.	18,424	6,070,339

		7,958,079

Chemicals — 1.5%
Sherwin-Williams Co. (The)	5,450	3,149,283

Commercial Services & Supplies — 0.5%
Waste Management, Inc.	9,039	957,321

Containers & Packaging — 0.7%
Ball Corp.	21,987	1,527,877

Electronic Equipment, Instruments & Components — 1.1%
Keysight Technologies, Inc.(a)	24,040	2,422,751

Entertainment — 3.3%
Netflix, Inc.(a)	15,550	7,075,872

Equity Real Estate Investment Trusts (REITs) — 2.5%
Prologis, Inc.	14,108	1,316,700
SBA Communications Corp.	13,506	4,023,707

		5,340,407

Health Care Equipment & Supplies — 3.2%(a)
Boston Scientific Corp.	107,613	3,778,292
Intuitive Surgical, Inc.(b)	5,500	3,134,065

		6,912,357

Health Care Providers & Services — 3.7%
Humana, Inc.	7,907	3,065,940
UnitedHealth Group, Inc.	15,975	4,711,826

		7,777,766

Hotels, Restaurants & Leisure — 1.2%
Domino’s Pizza, Inc.	3,020	1,115,709
Hilton Worldwide Holdings, Inc.	20,787	1,526,805

		2,642,514

Industrial Conglomerates — 1.1%
Roper Technologies, Inc.	6,143	2,385,081

Security	Shares	Value

Interactive Media & Services — 7.4%(a)
Alphabet, Inc., Class A	4,622	$6,554,227
Facebook, Inc., Class A	22,740	5,163,572
Snap, Inc., Class A	177,321	4,165,270

		15,883,069

Internet & Direct Marketing Retail — 14.0%(a)
Alibaba Group Holding Ltd., ADR	20,290	4,376,553
Amazon.com, Inc.	7,670	21,160,149
MercadoLibre, Inc.	4,353	4,291,057

		29,827,759

IT Services — 13.2%
Fidelity National Information Services, Inc.	13,627	1,827,244
GoDaddy, Inc., Class A(a)	26,872	1,970,524
Mastercard, Inc., Class A	28,835	8,526,510
PayPal Holdings, Inc.(a)	19,279	3,358,980
Shopify, Inc., Class A(a)	2,469	2,343,575
Visa, Inc., Class A	52,326	10,107,813

		28,134,646

Pharmaceuticals — 2.6%
AstraZeneca plc, ADR(b)	38,847	2,054,618
Zoetis, Inc.	25,156	3,447,378

		5,501,996

Professional Services — 3.4%
CoStar Group, Inc.(a)	6,572	4,670,523
TransUnion	30,478	2,652,805

		7,323,328

Semiconductors & Semiconductor Equipment — 4.2%
Analog Devices, Inc.	27,794	3,408,656
ASML Holding NV (Registered), NYRS	14,933	5,495,792

		8,904,448

Software — 20.6%
Adobe, Inc.(a)	14,222	6,190,979
Autodesk, Inc.(a)	7,570	1,810,668
Coupa Software, Inc.(a)	3,868	1,071,591
Intuit, Inc.	19,516	5,780,444
Microsoft Corp.	83,455	16,983,927
RingCentral, Inc., Class A(a)	3,830	1,091,588
salesforce.com, Inc.(a)	23,013	4,311,025
ServiceNow, Inc.(a)	16,809	6,808,654

		44,048,876

Specialty Retail — 3.4%
Lowe’s Cos., Inc.	28,711	3,879,431
TJX Cos., Inc. (The)	65,645	3,319,011

		7,198,442

Technology Hardware, Storage & Peripherals — 2.3%
Apple, Inc.	13,635	4,974,048

Textiles, Apparel & Luxury Goods — 2.6%
LVMH Moet Hennessy Louis Vuitton SE	3,378	1,491,371
NIKE, Inc., Class B	42,224	4,140,063

		5,631,434

Total Common Stocks — 99.3% (Cost: $127,432,917)		212,155,105

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Capital Appreciation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks — 0.6%

Software — 0.6%
Palantir Technologies, Inc., Series I (Acquired 02/11/14, cost $1,152,906)(a)(c)(d)	188,076	$1,292,082

Total Preferred Stocks — 0.6% (Cost: $1,152,906)		1,292,082

Total Long-Term Investments — 99.9% (Cost: $128,585,823)		213,447,187

Security	Shares	Value

Short-Term Securities — 2.2%(e)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%	375,459	$375,459
SL Liquidity Series, LLC, Money Market Series, 0.50%(f)	4,416,420	4,419,954

Total Short-Term Securities — 2.2% (Cost: $4,795,413)		4,795,413

Total Investments — 102.1% (Cost: $133,381,236)		218,242,600

Liabilities in Excess of Other Assets — (2.1)%		(4,504,363)

Net Assets — 100.0%		$213,738,237

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,292,082, representing 0.60% of its net assets as of period end, and an original cost of $1,152,906.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	232,078	143,381	—	375,459	$375,459	$3,138		$—		$—
SL Liquidity Series, LLC, Money Market Series(b)	4,710,170	—	(293,750)	4,416,420	4,419,954	12,206	(c)	3,520		(20)

					$4,795,413	$15,344		$3,520		$(20)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All of a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Capital Appreciation Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Automobiles	$893,869	$—	$—	$893,869
Beverages	1,445,612	—	—	1,445,612
Biotechnology	4,238,270	—	—	4,238,270
Capital Markets	7,958,079	—	—	7,958,079
Chemicals	3,149,283	—	—	3,149,283
Commercial Services & Supplies	957,321	—	—	957,321
Containers & Packaging	1,527,877	—	—	1,527,877
Electronic Equipment, Instruments & Components	2,422,751	—	—	2,422,751
Entertainment	7,075,872	—	—	7,075,872
Equity Real Estate Investment Trusts (REITs)	5,340,407	—	—	5,340,407
Health Care Equipment & Supplies	6,912,357	—	—	6,912,357
Health Care Providers & Services	7,777,766	—	—	7,777,766
Hotels, Restaurants & Leisure	2,642,514	—	—	2,642,514
Industrial Conglomerates	2,385,081	—	—	2,385,081
Interactive Media & Services	15,883,069	—	—	15,883,069
Internet & Direct Marketing Retail	29,827,759	—	—	29,827,759
IT Services	28,134,646	—	—	28,134,646
Pharmaceuticals	5,501,996	—	—	5,501,996
Professional Services	7,323,328	—	—	7,323,328
Semiconductors & Semiconductor Equipment	8,904,448	—	—	8,904,448
Software	44,048,876	—	—	44,048,876
Specialty Retail	7,198,442	—	—	7,198,442
Technology Hardware, Storage & Peripherals	4,974,048	—	—	4,974,048
Textiles, Apparel & Luxury Goods	4,140,063	1,491,371	—	5,631,434
Preferred Stocks	—	—	1,292,082	1,292,082
Short-Term Securities	375,459	—	—	375,459

Subtotal	$211,039,193	$1,491,371	$1,292,082	$213,822,646

Investments valued at NAV (a)				4,419,954

Total Investments				$218,242,600

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (unaudited) June 30, 2020	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 0.4%

United States — 0.4%
OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.84%, 05/14/32(a)	USD	174	$180,308
SLM Private Credit Student Loan Trust(b):
Series 2005-B, Class A4, (LIBOR USD 3 Month + 0.33%), 0.64%, 06/15/39		70	65,774
Series 2006-A, Class A5, (LIBOR USD 3 Month + 0.29%), 0.60%, 06/15/39		64	59,026
Series 2007-A, Class A4A, (LIBOR USD 3 Month + 0.24%), 0.55%, 12/16/41		75	71,454
SLM Private Education Loan Trust, Series 2010-C, Class A5, (LIBOR USD 1 Month + 4.75%), 4.93%, 10/15/41(a)(b)		168	179,318
SMB Private Education Loan Trust, Series 2020-PTA, Class A2A, 1.60%, 09/15/54(a)		100	98,613

			654,493

Total Asset-Backed Securities — 0.4% (Cost: $642,194)			654,493

		Shares

Common Stocks — 59.7%

Australia — 0.1%
BHP Group Ltd.		225	5,602
BHP Group plc.		61	1,248
Brambles Ltd.		331	2,510
CSL Ltd.		7	1,392
Glencore plc(c)		1,309	2,788
Goodman Group		147	1,517
Newcrest Mining Ltd.		3,623	80,337
QBE Insurance Group Ltd.		469	2,894
Quintis HoldCo Pty. Ltd. (Acquired 10/22/18, cost $115,835)(c)(d)(e)		218,994	116,368
Wesfarmers Ltd.		229	7,120
Woodside Petroleum Ltd.		24	363
Woolworths Group Ltd.		33	851

			222,990

Belgium — 0.1%
KBC Group NV		3,913	224,807
UCB SA		13	1,508

			226,315

Brazil — 0.0%
B3 SA — Brasil Bolsa Balcao		629	6,441
Banco do Brasil SA(c)		503	2,983
Banco Santander Brasil SA(c)		400	2,085
Centrais Eletricas Brasileiras SA		158	910
CPFL Energia SA		200	1,133
Engie Brasil Energia SA		500	3,895
Natura & Co. Holding SA(c)		100	730
Petroleo Brasileiro SA		537	2,234

			20,411

Security	Shares	Value

Canada — 0.6%
Barrick Gold Corp.	5,081	$136,718
Brookfield Asset Management, Inc., Class A	27	889
Constellation Software, Inc.	5	5,646
Enbridge, Inc.(f)	25,122	763,875
Fairfax Financial Holdings Ltd.	19	5,870
George Weston Ltd.	6	439
Loblaw Cos. Ltd.	25	1,217
Manulife Financial Corp.	30	408
Nutrien Ltd.	45	1,446
Thomson Reuters Corp.	107	7,270
Wheaton Precious Metals Corp.	3,548	156,048

		1,079,826

Chile — 0.0%
Cia Cervecerias Unidas SA, ADR(f)	397	5,685

China — 2.1%
58.com, Inc., ADR(c)	20	1,079
AAC Technologies Holdings, Inc.	6,000	37,055
Agile Group Holdings Ltd.	2,000	2,371
Aier Eye Hospital Group Co. Ltd., Class A	12,550	77,292
Alibaba Group Holding Ltd.(c)	1,700	45,872
Alibaba Group Holding Ltd., ADR(c)	2,221	479,070
Alibaba Health Information Technology Ltd.(c)	16,000	47,051
Amoy Diagnostics Co. Ltd., Class A	3,500	38,146
Anhui Conch Cement Co. Ltd., Class H	500	3,388
Anhui Gujing Distillery Co. Ltd., Class B(c)	100	1,077
ANTA Sports Products Ltd.	6,000	53,382
Asymchem Laboratories Tianjin Co. Ltd., Class A	1,199	41,240
Autobio Diagnostics Co. Ltd., Class A.	1,783	40,967
Baidu, Inc., ADR(c)	18	2,158
Beijing Enterprises Holdings Ltd.	1,000	3,358
Bilibili, Inc., ADR(c)	20	926
Brilliance China Automotive Holdings Ltd.	24,000	21,722
China CITIC Bank Corp. Ltd., Class H	6,000	2,629
China East Education Holdings Ltd.(a)	1,000	1,818
China Feihe Ltd.(a)	2,000	4,030
China Longyuan Power Group Corp. Ltd., Class H	1,000	564
China Merchants Bank Co. Ltd., Class H	5,500	25,488
China Mobile Ltd.	1,000	6,752
China Oilfield Services Ltd., Class H	12,000	10,936
China Resources Cement Holdings Ltd.	2,000	2,467
China Resources Pharmaceutical
Group Ltd.(a)	9,500	5,503
China Resources Power Holdings Co. Ltd.	4,000	4,718
China Telecom Corp. Ltd., Class H	24,000	6,741
China Tourism Group Duty Free Corp. Ltd., Class A(c)	3,000	65,781
China Unicom Hong Kong Ltd.	10,000	5,441
China United Network Communications Ltd., Class A	2,300	1,582
CNOOC Ltd.	4,000	4,489
Country Garden Services Holdings Co. Ltd.	1,114	5,200
CRRC Corp. Ltd., Class H	2,000	849
Dali Foods Group Co. Ltd.(a)	4,500	2,743
Glodon Co. Ltd., Class A	5,200	51,497

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Gree Electric Appliances, Inc. of Zhuhai, Class A	3,900	$31,338
Guangdong Marubi Biotechnology Co. Ltd., Class A(c)	2,500	30,569
Guangzhou Automobile Group Co. Ltd., Class A	12,000	15,335
Guangzhou Automobile Group Co. Ltd., Class H	28,000	20,400
Guangzhou Baiyun International Airport Co. Ltd., Class A	15,100	32,713
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	100	459
Guotai Junan Securities Co. Ltd., Class H(a)	400	556
Haidilao International Holding Ltd.(a)	6,000	25,500
Haier Smart Home Co. Ltd., Class A	13,800	34,677
Haitong Securities Co. Ltd., Class H	1,600	1,300
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	18,400	79,539
Hangzhou Robam Appliances Co. Ltd., Class A	7,500	33,147
Hangzhou Tigermed Consulting Co. Ltd., Class A	3,000	43,206
Han’s Laser Technology Industry Group Co. Ltd., Class A(c)	5,900	30,191
Huazhu Group Ltd., ADR	1,414	49,561
Hundsun Technologies, Inc., Class A	3,680	56,352
Industrial & Commercial Bank of China Ltd., Class H	38,000	22,974
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	5,599	24,735
Inspur Electronic Information Industry Co. Ltd., Class A	4,100	23,004
JD.com, Inc., ADR(c)	50	3,009
Jiangxi Copper Co. Ltd., Class H	2,000	2,038
Kingdee International Software Group Co. Ltd.(c)	62,000	145,073
Kunlun Energy Co. Ltd.	4,000	2,620
Kweichow Moutai Co. Ltd., Class A	200	41,554
Lenovo Group Ltd.	4,000	2,232
Li Ning Co. Ltd.	500	1,601
Meituan Dianping, Class B(c)	2,400	53,631
Momo, Inc., ADR	315	5,506
NetEase, Inc., ADR	153	65,695
New Oriental Education & Technology Group, Inc., ADR(c)	290	37,767
PICC Property & Casualty Co. Ltd., Class H	4,000	3,324
Ping An Insurance Group Co. of China Ltd., Class A	2,000	20,252
Shanghai International Airport Co. Ltd., Class A	3,300	33,711
Shenzhen Inovance Technology Co. Ltd., Class A	7,400	39,915
Silergy Corp.	1,000	65,508
Tencent Holdings Ltd.	16,500	1,057,286
Tingyi Cayman Islands Holding Corp.	2,000	3,115
Trip.com Group Ltd., ADR(c)	2,797	72,498
Venus MedTech Hangzhou, Inc., Class H(a)(c)	5,000	49,395
Venustech Group, Inc., Class A.	5,399	32,212
Vipshop Holdings Ltd., ADR(c)	275	5,475
Want Want China Holdings Ltd.	39,000	29,625
Weichai Power Co. Ltd., Class H	1,000	1,884

Security	Shares	Value

China (continued)
Wens Foodstuffs Group Co. Ltd., Class A	240	$743
Wuhan Raycus Fiber Laser Technologies Co. Ltd., Class A	2,893	44,681
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	200	1,328
WuXi AppTec Co. Ltd., Class A	3,120	42,638
Wuxi Biologics Cayman, Inc.(a)(c)	2,000	36,711
Yifeng Pharmacy Chain Co. Ltd., Class A	3,340	43,104
Yihai International Holding Ltd.(c)	4,000	41,220
Yonyou Network Technology Co. Ltd., Class A	4,500	28,203
Yum China Holdings, Inc.	1,335	64,173
Zhuzhou CRRC Times Electric Co. Ltd., Class H	1,100	2,821

		3,741,486

Denmark — 0.1%
AP Moller — Maersk A/S, Class B	1	1,172
Coloplast A/S, Class B	5	779
DSV Panalpina A/S	574	70,507
Genmab A/S(c)	108	36,417

		108,875

Finland — 0.2%
Fortum OYJ	342	6,525
Neste OYJ	10,035	394,135
Nokia OYJ	397	1,735

		402,395

France — 2.2%
Carrefour SA	191	2,962
Cie de Saint-Gobain(c)	1,317	47,519
Danone SA	15,698	1,089,648
Eiffage SA(c)	640	58,667
Electricite de France SA	234	2,176
Engie SA(c)	177	2,195
EssilorLuxottica SA(c)	3,422	440,098
Kering SA	116	63,419
LVMH Moet Hennessy Louis Vuitton SE	954	421,187
Safran SA(c)	5,998	603,347
Sanofi	10,167	1,036,878
Schneider Electric SE	43	4,783
TOTAL SA	67	2,583
Vivendi SA	249	6,434

		3,781,896

Germany — 1.6%
adidas AG(c)	664	175,065
Deutsche Boerse AG	51	9,230
Deutsche Post AG (Registered)	196	7,197
Deutsche Telekom AG (Registered)	47,726	800,806
Evonik Industries AG	57	1,452
Henkel AG & Co. KGaA	79	6,609
SAP SE	25	3,495
Siemens AG (Registered)	13,867	1,635,435
Vonovia SE	1,843	112,650

		2,751,939

Hong Kong — 0.8%
AIA Group Ltd.	95,600	894,587
CK Infrastructure Holdings Ltd.	5,500	28,431
CLP Holdings Ltd.	4,000	39,285
Hang Lung Properties Ltd.	26,000	61,809
HKT Trust & HKT Ltd.(g)	26,000	38,154

CONSOLIDATED SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Hysan Development Co. Ltd.	6,000	$19,369
Jardine Matheson Holdings Ltd.	900	37,630
Sun Hung Kai Properties Ltd.	25,166	321,502
WH Group Ltd.(a)	33,500	28,951

		1,469,718

India — 0.6%
HDFC Asset Management Co. Ltd.(a)	38	1,251
Hindustan Unilever Ltd.	692	20,006
Oil & Natural Gas Corp. Ltd.	365	396
Petronet LNG Ltd.	5,780	19,781
Reliance Industries Ltd.	37,134	844,665
Reliance Industries Ltd.(c)	2,512	26,536
Vedanta Ltd.	3,536	5,052
Wipro Ltd.	676	1,973
Zee Entertainment Enterprises Ltd.	11,922	27,084

		946,744

Indonesia — 0.0%
Bank Central Asia Tbk. PT	27,400	54,822

Italy — 1.7%
Enel SpA	176,947	1,530,317
Intesa Sanpaolo SpA(c)	85,116	163,567
RAI Way SpA(a)(c)	31,529	207,386
Snam SpA	12,160	59,282
UniCredit SpA(c)	102,952	950,166

		2,910,718

Japan — 2.3%
Ajinomoto Co., Inc.	29,600	491,211
Astellas Pharma, Inc.	35,150	586,990
East Japan Railway Co.	5,627	389,925
FamilyMart Co. Ltd.	200	3,434
FUJIFILM Holdings Corp.	100	4,280
Hitachi Ltd.	100	3,179
Hoya Corp.	5,501	526,770
KDDI Corp.	3,600	107,414
Keyence Corp.	200	83,812
Maeda Road Construction Co. Ltd.	600	11,315
Marubeni Corp.	300	1,363
Mitsubishi Estate Co. Ltd.	5,700	84,940
Mitsubishi Heavy Industries Ltd.	400	9,444
Murata Manufacturing Co. Ltd.	7,120	419,713
NEC Corp.	100	4,805
Nippon Telegraph & Telephone Corp.	3,740	87,140
Nissan Motor Co. Ltd.	400	1,483
NTT Data Corp.	300	3,354
Olympus Corp.	100	1,925
Otsuka Holdings Co. Ltd.	100	4,358
Rakuten, Inc.	400	3,533
Sekisui House Ltd.	100	1,909
Seven & i Holdings Co. Ltd.	100	3,271
Shin-Etsu Chemical Co. Ltd.	5,020	589,155
Softbank Corp.	100	1,275
Subaru Corp.	13,860	290,224
Suzuki Motor Corp.	11,161	381,105

		4,097,327

Mexico — 0.0%
Fomento Economico Mexicano SAB de CV	300	1,862
Grupo Bimbo SAB de CV	1,729	2,901

		4,763

Security	Shares	Value

Netherlands — 2.4%
Adyen NV(a)(c)	262	$381,340
Akzo Nobel NV	10,570	949,616
ASML Holding NV	2,818	1,030,862
ING Groep NV	39,935	278,383
Koninklijke Ahold Delhaize NV	171	4,660
Koninklijke Philips NV(c)	20,457	954,272
NXP Semiconductors NV	5,159	588,332
Royal Dutch Shell plc, Class A	307	4,916
Royal Dutch Shell plc, Class B	377	5,715
Wolters Kluwer NV	25	1,953

		4,200,049

Poland — 0.0%
Polski Koncern Naftowy ORLEN SA	86	1,367

Portugal — 0.0%
Jeronimo Martins SGPS SA(c)	2,232	39,060

Saudi Arabia — 0.0%
Riyad Bank	170	767

Singapore — 0.3%
CapitaLand Ltd.(c)	155,000	327,460
ComfortDelGro Corp. Ltd.	23,300	24,486
DBS Group Holdings Ltd.	3,700	55,673
Singapore Telecommunications Ltd.	6,300	11,207
United Overseas Bank Ltd.	6,500	94,977
Wilmar International Ltd.	700	2,071

		515,874

South Africa — 0.0%
Anglo American Platinum Ltd.	27	1,965
Anglo American plc	94	2,167
AngloGold Ashanti Ltd.	93	2,736
Kumba Iron Ore Ltd.	77	2,059
MTN Group Ltd.(f)	1,184	3,626
Old Mutual Ltd.	583	407

		12,960

South Korea — 0.2%
Amorepacific Corp.	6	839
Celltrion, Inc.(c)	16	4,095
Hana Financial Group, Inc.	44	1,001
Hyundai Mobis Co. Ltd.	15	2,408
Kakao Corp.	398	89,312
KB Financial Group, Inc.	52	1,472
Kia Motors Corp.	156	4,216
LG Chem Ltd.	184	75,933
LG Electronics, Inc.	119	6,306
LG Uplus Corp.	97	991
NCSoft Corp.	113	84,064
POSCO	167	24,325
Shinhan Financial Group Co. Ltd.	114	2,755
SK Telecom Co. Ltd.	24	4,227

		301,944

Spain — 0.3%
Cellnex Telecom SA(a)	8,299	506,884
Endesa SA	51	1,265
Grifols SA	26	791
Naturgy Energy Group SA	39	728
Repsol SA	196	1,732
Telefonica SA	281	1,344

		512,744

Sweden — 0.0%
Assa Abloy AB, Class B	55	1,126
Hennes & Mauritz AB, Class B	266	3,882

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Telefonaktiebolaget LM Ericsson, Class B	208	$1,928

		6,936

Switzerland — 1.2%
Alcon, Inc.(c)	1,288	73,828
Alcon, Inc.(c)	55	3,160
Nestle SA (Registered)	6,808	754,807
Novartis AG (Registered)	96	8,364
Roche Holding AG	3,367	1,166,495
SGS SA (Registered)	1	2,450
Sika AG (Registered)	349	67,278
STMicroelectronics NV	600	16,355

		2,092,737

Taiwan — 0.9%
Asustek Computer, Inc.	1,000	7,347
Cathay Financial Holding Co. Ltd.	22,000	31,295
Chunghwa Telecom Co. Ltd.	11,000	43,686
Formosa Chemicals & Fibre Corp.(c)	10,000	25,756
Formosa Petrochemical Corp.	5,000	15,134
Formosa Plastics Corp.	9,000	26,797
Fubon Financial Holding Co. Ltd.	24,000	35,832
Hon Hai Precision Industry Co. Ltd.	11,760	34,529
Nan Ya Plastics Corp.	12,000	26,357
Nanya Technology Corp.	1,000	2,086
Taiwan Semiconductor Manufacturing Co. Ltd.	117,000	1,249,504
Uni-President Enterprises Corp.	18,000	43,611
United Microelectronics Corp.	9,000	4,866
Yageo Corp.	4,000	52,111

		1,598,911

Thailand — 0.1%
Advanced Info Service PCL	6,900	41,526
Intouch Holdings PCL, Class F	22,300	40,806
Thai Beverage PCL	26,400	12,888

		95,220

Turkey — 0.0%
BIM Birlesik Magazalar A/S	135	1,339
Tupras Turkiye Petrol Rafinerileri A/S(c)	544	7,116

		8,455

United Arab Emirates — 0.0%
NMC Health plc(c)(e)	8,338	—

United Kingdom — 1.4%
AstraZeneca plc	282	29,349
Berkeley Group Holdings plc	1,728	88,992
BT Group plc	579	819
Coca-Cola European Partners plc	70	2,643
Compass Group plc	109	1,500
Diageo plc	87	2,892
Experian plc	60	2,106
Fiat Chrysler Automobiles NV(c)	527	5,332
GlaxoSmithKline plc	218	4,404
Hut Group (The) (Acquired 12/03/19, cost $187,164)(c)(d)(e)	288	254,370
RELX plc	53	1,227
Unilever NV	14,236	759,032
Unilever plc	6,968	375,861
Vodafone Group plc	614,304	976,596

		2,505,123

United States — 40.4%
Abbott Laboratories	8,309	759,692
AbbVie, Inc.	9,541	936,735

Security	Shares	Value

United States (continued)
Adobe, Inc.(c)	1,022	$444,887
Agilent Technologies, Inc.	7,297	644,836
Air Products & Chemicals, Inc.	4,964	1,198,607
Alexion Pharmaceuticals, Inc.(c)	372	41,753
Alphabet, Inc., Class C(c)	1,940	2,742,403
Altair Engineering, Inc., Class A(c)	1,410	56,048
Altria Group, Inc.	11	432
Amazon.com, Inc.(c)	1,290	3,558,878
American International Group, Inc.	47	1,465
American Tower Corp.	547	141,421
American Water Works Co., Inc.	352	45,288
Ameriprise Financial, Inc.	21	3,151
Amgen, Inc.	20	4,717
Anthem, Inc.	3,596	945,676
Aon plc, Class A	26	5,008
Apellis Pharmaceuticals, Inc.(c)	1,049	34,260
Apple, Inc.	10,136	3,697,613
Applied Materials, Inc.	6,834	413,115
Aptiv plc	6,784	528,609
Autodesk, Inc.(c)	3,900	932,841
AutoZone, Inc.(c)	3	3,384
AvalonBay Communities, Inc.	4	619
Bank of America Corp.	47,457	1,127,104
Bank of New York Mellon Corp. (The)	60	2,319
Baxter International, Inc.	898	77,318
Becton Dickinson and Co.	2,351	562,524
Berkshire Hathaway, Inc., Class B(c)	1,113	198,682
Biogen, Inc.(c)	2	535
BioMarin Pharmaceutical, Inc.(c)	503	62,040
Booking Holdings, Inc.(c)	6	9,554
Boston Scientific Corp.(c)	11,327	397,691
Bristol-Myers Squibb Co.	8,976	527,789
Cadence Design Systems, Inc.(c)	1,052	100,950
Capital One Financial Corp.	11,931	746,761
Cardinal Health, Inc.	46	2,401
Cerner Corp.	121	8,295
CH Robinson Worldwide, Inc.(f)	1,055	83,408
Charles Schwab Corp. (The)	8,025	270,764
Charter Communications, Inc., Class A(c)	2,683	1,368,437
Chevron Corp.	22	1,963
Chubb Ltd.	2,626	332,504
Cintas Corp.	8	2,131
Cisco Systems, Inc.	60	2,798
Citigroup, Inc.	9,835	502,569
CME Group, Inc.	29	4,714
Cognizant Technology Solutions Corp., Class A	27	1,534
Colgate-Palmolive Co.	1,587	116,264
Comcast Corp., Class A(h)	36,828	1,435,555
Costco Wholesale Corp.	1,453	440,564
Crowdstrike Holdings, Inc., Class A(c)	1,272	127,569
Crown Castle International Corp.	19	3,180
Cummins, Inc.	10	1,733
Delta Air Lines, Inc.	214	6,003
DexCom, Inc.(c)	106	42,972
Digital Realty Trust, Inc.	8	1,137
Dollar General Corp.	28	5,334
Dollar Tree, Inc.(c)	302	27,989
DR Horton, Inc.	21,996	1,219,678
Eaton Corp. plc	53	4,636
eBay, Inc.	913	47,887
Edwards Lifesciences Corp.(c)	2,418	167,108
Electronic Arts, Inc.(c)	18	2,377
Eli Lilly & Co.	62	10,179

CONSOLIDATED SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Emerson Electric Co.	11,513	$714,151
Exxon Mobil Corp.	766	34,256
Facebook, Inc., Class A(c)	4,266	968,681
FedEx Corp.	29	4,066
Ferguson plc	975	79,722
FleetCor Technologies, Inc.(c)	2,474	622,285
Fortinet, Inc.(c)	908	124,641
Fortive Corp.(f)	10,254	693,786
Fortune Brands Home & Security, Inc.	1,037	66,295
Freeport-McMoRan, Inc.	7,289	84,334
General Electric Co.	639	4,364
Gilead Sciences, Inc.	6,700	515,498
Global Payments, Inc.	2,865	485,961
Guardant Health, Inc.(c)	1,034	83,888
HCA Healthcare, Inc.	5,791	562,074
Hershey Co. (The)	13	1,685
Hess Corp.	3,660	189,625
Hewlett Packard Enterprise Co.	575	5,595
Home Depot, Inc. (The)	3,808	953,942
HP, Inc.	379	6,606
Humana, Inc.	100	38,775
iHeartMedia, Inc.(c)	74	618
Illumina, Inc.(c)	93	34,443
Incyte Corp.(c)	26	2,703
Insulet Corp.(c)	133	25,837
Intel Corp.	630	37,693
Intercontinental Exchange, Inc.	73	6,687
International Flavors & Fragrances, Inc.	6,864	840,565
Intuit, Inc.	619	183,342
Intuitive Surgical, Inc.(c)	357	203,429
Iovance Biotherapeutics, Inc.(c)	696	19,105
IQVIA Holdings, Inc.(c)	27	3,831
Jawbone Health Hub, Inc. (Acquired 01/24/17, cost $0)(c)(d)(e)	6,968	—
JBS SA	5,546	21,794
Johnson & Johnson	8,391	1,180,026
JPMorgan Chase & Co.(h)	14,208	1,336,404
Kinder Morgan, Inc.	131	1,987
Kroger Co. (The)	102	3,453
L3Harris Technologies, Inc.	6,839	1,160,373
Lam Research Corp.	6	1,941
Las Vegas Sands Corp.	400	18,216
Lennar Corp., Class A(f)	7,311	450,504
Liberty Broadband Corp., Class C(c)	137	16,983
Liberty Media Corp.-Liberty SiriusXM, Class A(c)	4,617	159,379
Liberty Media Corp.-Liberty SiriusXM, Class C(c)(f)	8,145	280,595
Live Nation Entertainment, Inc.(c)	361	16,003
Lookout, Inc. (Acquired 03/04/15, cost $16,643)(c)(d)(e)	1,457	7,096
Lowe’s Cos., Inc.	8,116	1,096,634
Madison Square Garden Sports Corp.(c)	19	2,791
Marathon Petroleum Corp.	2,250	84,105
Marsh & McLennan Cos., Inc.	8,462	908,565
Marvell Technology Group Ltd.	4,979	174,564
Masco Corp.	2,676	134,362
Mastercard, Inc., Class A	4,860	1,437,102
McDonald’s Corp.	5,290	975,846
McKesson Corp.	9	1,381
Medtronic plc	111	10,179
Merck & Co., Inc.	9,526	736,646
MGM Resorts International	686	11,525
Microchip Technology, Inc.	3,325	350,156
Micron Technology, Inc.(c)	4,468	230,191

Security	Shares	Value

United States (continued)
Microsoft Corp.	18,918	$3,850,004
Mondelez International, Inc., Class A	1,676	85,694
Moody’s Corp.	14	3,846
Morgan Stanley	32,592	1,574,194
Motorola Solutions, Inc.	1,096	153,582
Neon Parent, Inc.(c)	160	28,483
Nevro Corp.(c)	203	24,252
Newmont Corp.	2,407	148,608
NextEra Energy, Inc.	5,534	1,329,101
Northrop Grumman Corp.	100	30,744
NortonLifeLock, Inc.	2,899	57,487
NVIDIA Corp.	2,181	828,584
Okta, Inc.(c)	608	121,740
Oracle Corp.	4,461	246,559
Palo Alto Networks, Inc.(c)	564	129,534
PayPal Holdings, Inc.(c)	4,098	713,995
Peloton Interactive, Inc., Class A(c)	5,504	317,966
PepsiCo, Inc.	906	119,828
Pfizer, Inc.	19,726	645,040
Philip Morris International, Inc.	511	35,801
PPG Industries, Inc.	6,486	687,905
Procter & Gamble Co. (The)	89	10,642
Proofpoint, Inc.(c)	405	45,004
Prudential Financial, Inc.	13	792
PTC Therapeutics, Inc.(c)	338	17,150
PTC, Inc.(c)	659	51,264
Public Storage	34	6,524
QUALCOMM, Inc.	742	67,678
Raytheon Technologies Corp.	18,952	1,167,822
Republic Services, Inc.	21	1,723
ResMed, Inc.	393	75,456
salesforce.com, Inc.(c)	7,617	1,426,893
Sarepta Therapeutics, Inc.(c)	315	50,507
Schlumberger Ltd.	152	2,795
Seattle Genetics, Inc.(c)	239	40,611
ServiceNow, Inc.(c)	966	391,288
Simply Good Foods Co. (The)(c)	2,451	45,540
Splunk, Inc.(c)	834	165,716
Stanley Black & Decker, Inc.	34	4,739
Starbucks Corp.	14,351	1,056,090
Stryker Corp.	355	63,967
Target Corp.	65	7,795
Texas Instruments, Inc.	25	3,174
Thermo Fisher Scientific, Inc.(h)	2,306	835,556
Thor Industries, Inc.	23	2,450
TJX Cos., Inc. (The)	13,219	668,353
T-Mobile US, Inc.(c)	897	93,423
Travelers Cos., Inc. (The)	742	84,625
Uber Technologies, Inc.(c)	15,971	496,379
Union Pacific Corp.	7,252	1,226,096
United Parcel Service, Inc., Class B	41	4,558
UnitedHealth Group, Inc.	6,080	1,793,296
US Bancorp(f)	3,648	134,319
Vail Resorts, Inc.	10	1,822
VeriSign, Inc.(c)	41	8,480
Verizon Communications, Inc.	1,475	81,317
Vertex Pharmaceuticals, Inc.(c)	1,395	404,982
Vertiv Holdings Co. (Acquired 02/04/20, cost $391,550)(c)(d)	39,155	530,942
Visa, Inc., Class A	554	107,016
Vistra Energy Corp.	4,431	82,505
VMware, Inc., Class A(c)	4,047	626,718
Walgreens Boots Alliance, Inc.	137	5,807
Walmart, Inc.	6,739	807,197
Walt Disney Co. (The)	3,260	363,523

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value

United States (continued)
Wells Fargo & Co.		2,555	$65,408
Western Digital Corp.		1,406	62,075
Weyerhaeuser Co.		2,376	53,365
Williams Cos., Inc. (The)		9,387	178,541
Willis Towers Watson plc		3	591
Winnebago Industries, Inc.		37	2,465
Workday, Inc., Class A(c)		31	5,808
Wynn Resorts Ltd.		637	47,450
Xilinx, Inc.		2,944	289,660
Yum! Brands, Inc.		43	3,737
Zillow Group, Inc., Class C(c)		1,053	60,663
Zimmer Biomet Holdings, Inc.		14	1,671
Zoetis, Inc.		695	95,243
Zscaler, Inc.(c)		890	97,455

			70,763,285

Zambia — 0.1%
First Quantum Minerals Ltd.		10,174	81,086

Total Common Stocks — 59.7% (Cost: $90,156,771)			104,562,428

		Par (000)

Corporate Bonds — 6.4%

Australia — 0.5%(a)
FMG Resources August 2006 Pty. Ltd.:
4.75%, 05/15/22		3	3,058
5.13%, 03/15/23		2	2,055
5.13%, 05/15/24		3	3,090
Quintis Australia Pty. Ltd.(e)(i):
7.50%, (7.50% Cash or 8.00% PIK), 10/01/26		396	387,561
12.00%, (0.00% Cash or 0.00% PIK), 10/01/28		414	414,143

			809,907

Brazil — 0.0%
Petrobras Global Finance BV:
5.30%, 01/27/25		21	21,768
5.60%, 01/03/31		52	52,234

			74,002

Canada — 0.0%
1011778 BC ULC, 5.00%, 10/15/25(a)		10	9,941
Brookfield Residential Properties, Inc., 6.25%, 09/15/27(a)		3	2,869
Magna International, Inc., 2.45%, 06/15/30		6	6,136

			18,946

Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18(a)(c)(j)		2	47

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/05/12(c)(j)(k)(l)		300	300

Germany — 0.1%
Vertical Midco GmbH, 4.38%, 07/15/27(a)	EUR	100	112,350

Greece — 0.1%
Ellaktor Value plc, 6.38%, 12/15/24(a)		135	126,989

Security		Par (000)	Value

India — 0.0%
REI Agro Ltd.(c)(j)(k):
5.50%, 11/13/14(a)	USD	220	$2
5.50%, 11/13/14(e)		152	—

			2

Japan — 0.0%
Mitsubishi UFJ Financial Group, Inc., 3.78%, 03/02/25		48	52,932

Luxembourg — 0.1%
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(a)(m)		179	181,538

Netherlands — 0.1%
ING Groep NV, 4.10%, 10/02/23		200	219,140

South Korea — 0.0%
Clark Equipment Co., 5.88%, 06/01/25(a)		8	8,180

Turkey — 0.1%
Bio City Development Co. BV, 8.00%, 07/06/20(a)(c)(e)(j)(k)		800	101,040

United States — 5.4%
AbbVie, Inc., 4.25%, 11/21/49(a)		52	63,033
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(a)		13	13,032
Agilent Technologies, Inc., 2.10%, 06/04/30		44	45,089
Albertsons Cos., Inc.:
3.50%, 02/15/23(a)		3	3,038
6.63%, 06/15/24		5	5,125
5.75%, 03/15/25		15	15,328
7.50%, 03/15/26(a)		3	3,240
AMC Networks, Inc.:
5.00%, 04/01/24		4	3,960
4.75%, 08/01/25		3	2,956
American Tower Corp., 3.10%, 06/15/50		80	79,131
Anthem, Inc.:
2.25%, 05/15/30		105	107,718
3.13%, 05/15/50		55	56,897
Aramark Services, Inc.:
4.75%, 06/01/26		2	1,925
5.00%, 02/01/28(a)		5	4,750
AT&T, Inc., 2.30%, 06/01/27		85	87,998
AutoNation, Inc., 4.75%, 06/01/30		23	24,922
Avantor, Inc., 6.00%, 10/01/24(a)		7	7,315
Bank of America Corp.:
4.00%, 01/22/25		59	65,157
(SOFR + 2.15%), 2.59%, 04/29/31(b)		160	169,303
Bausch Health Cos., Inc.(a):
5.50%, 11/01/25		6	6,150
5.75%, 08/15/27		2	2,120
6.25%, 02/15/29		12	12,060
Becton Dickinson and Co.:
2.82%, 05/20/30		15	15,872
3.79%, 05/20/50		19	21,103
Bemis Co., Inc., 2.63%, 06/19/30		19	19,480
BorgWarner, Inc., 2.65%, 07/01/27		25	25,650
Broadcom, Inc.(a):
3.15%, 11/15/25		13	13,836
4.15%, 11/15/30		36	39,121
Buckeye Partners LP:
4.35%, 10/15/24		10	9,450
4.13%, 03/01/25(a)		50	47,963
Calpine Corp., 5.13%, 03/15/28(a)		10	9,800

CONSOLIDATED SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Carrier Global Corp.(a):
2.24%, 02/15/25	USD	35	$35,785
3.58%, 04/05/50		35	34,451
Cedar Fair LP:
5.38%, 04/15/27		2	1,790
5.25%, 07/15/29(a)		2	1,810
Centene Corp.:
4.75%, 01/15/25		66	67,569
5.25%, 04/01/25(a)		5	5,148
5.38%, 06/01/26(a)		74	76,713
5.38%, 08/15/26(a)		3	3,121
4.25%, 12/15/27		11	11,351
Charles River Laboratories International, Inc., 5.50%, 04/01/26(a)		2	2,080
Charter Communications Operating LLC, 2.80%, 04/01/31		130	131,693
Cheniere Energy Partners LP:
5.25%, 10/01/25		16	15,947
5.63%, 10/01/26		5	4,975
Churchill Downs, Inc., 5.50%, 04/01/27(a)		3	2,936
Citigroup, Inc.(b):
(LIBOR USD 3 Month + 0.90%), 3.35%, 04/24/25		85	91,841
(SOFR + 2.75%), 3.11%, 04/08/26		140	150,581
(SOFR + 3.91%), 4.41%, 03/31/31		72	85,429
(SOFR + 4.55%), 5.32%, 03/26/41		45	61,089
Clean Harbors, Inc., 4.88%, 07/15/27(a)		2	2,055
Colfax Corp., 6.00%, 02/15/24(a)		3	3,094
Colt Merger Sub, Inc.(a):
5.75%, 07/01/25		25	25,142
6.25%, 07/01/25		186	184,838
8.13%, 07/01/27		71	68,604
Comcast Corp., 2.80%, 01/15/51		50	51,274
CommScope, Inc., 7.13%, 07/01/28(a)		15	14,964
Crown Castle International Corp., 4.15%, 07/01/50		82	96,096
CrownRock LP, 5.63%, 10/15/25(a)		5	4,481
CVS Health Corp.:
3.63%, 04/01/27		26	29,198
3.75%, 04/01/30		55	63,366
5.05%, 03/25/48		52	68,114
Darling Ingredients, Inc., 5.25%, 04/15/27(a)		2	2,056
DaVita, Inc.:
5.00%, 05/01/25		6	6,135
4.63%, 06/01/30(a)		120	119,424
Dow Chemical Co. (The), 3.63%, 05/15/26		56	61,665
Elanco Animal Health, Inc.(m):
4.66%, 08/27/21		2	2,040
5.02%, 08/28/23		3	3,150
Endeavor Energy Resources LP(a):
5.50%, 01/30/26		2	1,915
5.75%, 01/30/28		4	3,840
Energizer Holdings, Inc., 4.75%, 06/15/28(a)		17	16,676
Energy Transfer Operating LP, 4.05%, 03/15/25		35	37,140
ERAC USA Finance LLC, 3.80%, 11/01/25(a)		52	55,016
ESH Hospitality, Inc., 5.25%, 05/01/25(a)		5	4,800
Exxon Mobil Corp., 3.45%, 04/15/51		65	71,983
Fiserv, Inc., 2.65%, 06/01/30		50	52,978
Forestar Group, Inc., 5.00%, 03/01/28(a)		85	83,300

Security		Par (000)	Value

United States (continued)
Freeport-McMoRan, Inc., 5.00%, 09/01/27	USD	10	$10,047
General Mills, Inc., 2.88%, 04/15/30		88	95,813
General Motors Co., 6.80%, 10/01/27		24	27,966
General Motors Financial Co., Inc.:
5.20%, 03/20/23		35	37,405
3.60%, 06/21/30		65	63,262
Georgia-Pacific LLC, 2.30%, 04/30/30(a)		150	156,257
Global Payments, Inc., 2.90%, 05/15/30		35	36,727
GLP Capital LP, 4.00%, 01/15/31		59	58,572
Goldman Sachs Group, Inc. (The):
(LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/23(b)		113	117,140
3.63%, 02/20/24		131	142,443
3.50%, 04/01/25		295	323,470
2.60%, 02/07/30		52	54,527
4.75%, 10/21/45		14	18,286
Great Western Petroleum LLC, 9.00%, 09/30/21(a)		28	16,800
H&E Equipment Services, Inc., 5.63%, 09/01/25		4	4,039
Hanesbrands, Inc., 4.63%, 05/15/24(a)		4	3,980
HCA, Inc.:
5.38%, 09/01/26		10	10,888
3.50%, 09/01/30		159	153,144
5.25%, 06/15/49		35	41,932
HD Supply, Inc., 5.38%, 10/15/26(a)		3	3,064
Hilton Domestic Operating Co., Inc., 5.13%, 05/01/26		6	5,974
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		4	3,911
4.88%, 04/01/27		3	2,929
Home Depot, Inc. (The), 3.30%, 04/15/40		78	87,562
Howard Hughes Corp. (The), 5.38%, 03/15/25(a)		4	3,722
Hughes Satellite Systems Corp., 7.63%, 06/15/21		19	19,570
iHeartCommunications, Inc.:
6.38%, 05/01/26		124	122,546
8.38%, 05/01/27		38	34,598
5.25%, 08/15/27(a)		20	19,150
4.75%, 01/15/28(a)		17	15,683
International Business Machines Corp.:
1.95%, 05/15/30		100	102,284
2.85%, 05/15/40		100	104,130
Iron Mountain, Inc., 5.25%, 07/15/30(a)		90	88,650
JBS USA LUX SA(a):
5.75%, 06/15/25		14	14,123
6.75%, 02/15/28		4	4,217
6.50%, 04/15/29		6	6,367
JPMorgan Chase & Co.(b):
(SOFR + 1.85%), 2.08%, 04/22/26		140	145,407
(SOFR + 1.89%), 2.18%, 06/01/28		43	44,510
(SOFR + 2.44%), 3.11%, 04/22/51		75	80,755
KFC Holding Co., 5.25%, 06/01/26(a)		10	10,250
L Brands, Inc., 6.88%, 07/01/25(a)		10	10,325
Lamar Media Corp.:
5.75%, 02/01/26		3	3,095
4.88%, 01/15/29(a)		8	8,040
Lamb Weston Holdings, Inc.(a):
4.63%, 11/01/24		4	4,150
4.88%, 11/01/26		4	4,140
Lennar Corp.:
4.75%, 04/01/21		2	2,024

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
4.13%, 01/15/22	USD	3	$3,038
4.50%, 04/30/24		3	3,119
Level 3 Financing, Inc.:
5.13%, 05/01/23		3	3,000
5.25%, 03/15/26		3	3,082
4.63%, 09/15/27(a)		11	11,083
4.25%, 07/01/28(a)		152	151,825
Lowe’s Cos., Inc., 5.13%, 04/15/50		50	68,238
Marathon Petroleum Corp., 4.70%, 05/01/25		45	50,376
Marriott Ownership Resorts, Inc.:
6.13%, 09/15/25(a)		65	66,462
6.50%, 09/15/26		3	3,023
Marsh & McLennan Cos., Inc.:
4.38%, 03/15/29		13	15,479
2.25%, 11/15/30		53	55,001
Masonite International Corp., 5.38%, 02/01/28(a)		6	6,135
Mauser Packaging Solutions Holding Co., 7.25%, 04/15/25(a)		12	10,881
McDonald’s Corp.:
3.50%, 07/01/27		38	43,149
4.45%, 09/01/48		44	54,360
4.20%, 04/01/50		52	63,046
Meritor, Inc., 6.25%, 06/01/25(a)		9	9,090
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		5	5,175
4.63%, 06/15/25(a)		9	8,801
Microchip Technology, Inc., 4.33%, 06/01/23		49	52,859
Molina Healthcare, Inc., 5.38%, 11/15/22(m)		3	3,060
Mondelez International, Inc., 2.75%, 04/13/30		75	80,733
Morgan Stanley(b):
(SOFR + 1.99%), 2.19%, 04/28/26		105	109,327
(SOFR + 3.12%), 3.62%, 04/01/31		201	229,617
MPT Operating Partnership LP, 5.00%, 10/15/27		6	6,165
Netflix, Inc., 5.50%, 02/15/22		3	3,128
Newell Brands, Inc., 4.35%, 04/01/23(m)		6	6,179
Newmont Corp., 2.25%, 10/01/30		52	52,700
Norfolk Southern Corp., 3.05%, 05/15/50		37	38,096
NRG Energy, Inc.:
7.25%, 05/15/26		4	4,220
6.63%, 01/15/27		5	5,219
5.75%, 01/15/28		4	4,220
5.25%, 06/15/29(a)		3	3,150
NVIDIA Corp., 3.50%, 04/01/50		39	44,560
ONEOK Partners LP, 4.90%, 03/15/25		81	87,935
ONEOK, Inc., 2.75%, 09/01/24		48	48,428
Oracle Corp.:
2.80%, 04/01/27		154	168,184
2.95%, 04/01/30		154	171,500
3.60%, 04/01/40		154	174,804
Ortho-Clinical Diagnostics, Inc., 7.38%, 06/01/25(a)		9	9,157
Outfront Media Capital LLC(a):
6.25%, 06/15/25		7	7,046
5.00%, 08/15/27		3	2,700
Parsley Energy LLC(a):
5.38%, 01/15/25		13	12,646
5.25%, 08/15/25		53	50,899

Security		Par (000)	Value

United States (continued)
5.63%, 10/15/27	USD	3	$2,955
PBF Holding Co. LLC, 9.25%, 05/15/25(a)		60	64,050
Pfizer, Inc., 1.70%, 05/28/30		41	41,678
PG&E Corp.:
5.00%, 07/01/28		52	51,985
5.25%, 07/01/30		9	9,051
Pilgrim’s Pride Corp., 5.88%, 09/30/27(a)		4	4,001
Prudential Financial, Inc., 3.70%, 03/13/51		56	61,407
QEP Resources, Inc., 6.88%, 03/01/21		5	4,775
Quicken Loans, Inc.(a):
5.75%, 05/01/25		5	5,111
5.25%, 01/15/28		4	4,128
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)		12	12,060
Reynolds Group Issuer, Inc., 5.13%, 07/15/23(a)		10	10,076
Select Medical Corp., 6.25%, 08/15/26(a)		80	80,876
Service Properties Trust:
5.00%, 08/15/22		42	41,245
4.50%, 06/15/23		29	27,765
Sherwin-Williams Co. (The), 3.80%, 08/15/49		52	56,696
Sirius XM Radio, Inc.(a):
3.88%, 08/01/22		4	4,030
4.63%, 07/15/24		6	6,150
5.38%, 04/15/25		4	4,108
5.38%, 07/15/26		4	4,131
5.00%, 08/01/27		7	7,155
5.50%, 07/01/29		5	5,263
4.13%, 07/01/30		73	72,194
Six Flags Entertainment Corp., 4.88%, 07/31/24(a)		4	3,580
SM Energy Co.:
1.50%, 07/01/21(k)		10	9,179
6.13%, 11/15/22		5	3,650
10.00%, 01/15/25(a)		56	53,202
Spectrum Brands, Inc., 5.50%, 07/15/30(a)		9	9,011
Standard Industries, Inc.(a):
5.00%, 02/15/27		2	2,025
4.38%, 07/15/30		14	13,965
Starbucks Corp.:
2.55%, 11/15/30		52	54,545
3.50%, 11/15/50		52	54,787
Steel Dynamics, Inc., 3.25%, 01/15/31		5	5,100
Summit Materials LLC, 6.13%, 07/15/23		3	2,987
Sunoco Logistics Partners Operations LP, 4.00%, 10/01/27		18	18,440
Sunoco LP:
4.88%, 01/15/23		4	3,940
5.50%, 02/15/26		3	2,910
6.00%, 04/15/27		3	2,970
Talen Energy Supply LLC, 7.63%, 06/01/28(a)		70	70,000
Targa Resources Partners LP:
6.75%, 03/15/24		2	1,995
5.13%, 02/01/25		2	1,925
5.88%, 04/15/26		4	3,960
5.38%, 02/01/27		2	1,930
6.50%, 07/15/27		4	4,010
6.88%, 01/15/29		4	4,190
Teleflex, Inc., 4.63%, 11/15/27		2	2,114

CONSOLIDATED SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Tempur Sealy International, Inc., 5.50%, 06/15/26	USD	3	$3,030
Tenet Healthcare Corp.:
4.63%, 07/15/24		18	17,636
4.63%, 09/01/24(a)		3	2,933
5.13%, 05/01/25		6	5,791
4.88%, 01/01/26(a)		9	8,764
6.25%, 02/01/27(a)		7	6,947
4.63%, 06/15/28(a)		8	7,794
Terex Corp., 5.63%, 02/01/25(a)		3	2,730
TJX Cos., Inc. (The), 3.88%, 04/15/30		36	42,307
T-Mobile USA, Inc.(a):
3.50%, 04/15/25		50	54,419
3.75%, 04/15/27		153	169,550
3.88%, 04/15/30		153	170,283
2.55%, 02/15/31		113	113,398
TransDigm, Inc., 6.25%, 03/15/26(a)		313	312,224
Union Pacific Corp., 3.25%, 02/05/50		52	56,971
United Rentals North America, Inc.:
5.50%, 07/15/25		10	10,262
4.63%, 10/15/25		3	3,015
5.88%, 09/15/26		4	4,192
6.50%, 12/15/26		5	5,250
5.50%, 05/15/27		4	4,120
4.88%, 01/15/28		7	7,175
US Concrete, Inc., 6.38%, 06/01/24		3	2,962
VICI Properties LP, 3.50%, 02/15/25(a)		29	27,260
Vistra Operations Co. LLC(a):
5.50%, 09/01/26		4	4,082
5.63%, 02/15/27		108	110,846
5.00%, 07/31/27		6	6,067
Wells Fargo & Co.:
3.75%, 01/24/24		74	80,856
(SOFR + 2.53%), 3.07%, 04/30/41(b)		82	85,533
William Carter Co. (The), 5.63%, 03/15/27(a)		2	2,060
WPX Energy, Inc., 5.75%, 06/01/26		2	1,940
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)		2	1,925
XPO Logistics, Inc.(a):
6.13%, 09/01/23		2	2,025
6.75%, 08/15/24		5	5,238

			9,485,834

Total Corporate Bonds — 6.4% (Cost: $12,258,355)			11,191,207

Floating Rate Loan Interests — 0.8%

France — 0.1%
Casino, Guichard-Perrachon SA, Term Loan B, (EURIBOR 3 Month + 5.50%), 5.50%, 01/31/24(n)	EUR	185	202,703

Netherlands — 0.3%(n)
Boels Rental Ltd., Term Loan B, 02/09/27(o)		250	269,466
Ziggo BV, Term Loan, (EURIBOR 6 Month + 3.00%), 3.00%, 01/31/29		311	337,005

			606,471

Security		Par (000)	Value

United States — 0.4%(n)
Airbnb, Inc., Term Loan, (LIBOR USD 1 Month + 7.50%), 8.50%, 04/17/25(e)	USD	65	$67,275
BBD Bidco Ltd., Term Loan, (EURIBOR 6 Month + 5.50%), 5.50%, 04/29/23(e)	EUR	167	182,051
Caesars Resort Collection LLC, Term Loan, 06/19/25(o)	USD	36	33,773
Douglas Dynamics LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 06/05/26(e)		12	12,081
Fieldwood Energy LLC, 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 8.25%, 04/11/23(c)(j)		75	451
Fieldwood Energy LLC, Term Loan, (LIBOR USD 3 Month + 5.25%), 6.25%, 04/11/22(c)(j)		56	10,115
Hilton Worldwide Finance LLC, Term Loan B2, (LIBOR USD 1 Month + 1.75%), 1.93%, 06/22/26		151	142,175
iHeart Communications, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 3.18%, 05/01/26		58	53,389
Opendoor, Term Loan, (LIBOR USD 6 Month + 10.00%), 3.33% - 10.00%, 01/23/26(e)		60	60,467
PGE Corp., Term Loan, (LIBOR USD 3 Month + 4.50%), 5.50%, 06/23/25		49	48,081

			609,858

Total Floating Rate Loan Interests — 0.8% (Cost: $1,505,096)
			1,419,032

Foreign Agency Obligations — 0.0%

Colombia — 0.0%
Ecopetrol SA, 6.88%, 04/29/30		42	48,142

Mexico — 0.0%
Petroleos Mexicanos, 4.50%, 01/23/26		24	20,940

Total Foreign Agency Obligations — 0.0% (Cost: $63,523)			69,082

Foreign Government Obligations — 5.1%

Argentina — 0.2%
Argentine Republic(c)(j):
3.38%, 01/15/23	EUR	100	43,817
6.88%, 01/26/27	USD	277	110,938
5.88%, 01/11/28		272	108,256
7.82%, 12/31/33	EUR	100	47,902

			310,913

Australia — 0.8%
Commonwealth of Australia, 3.00%, 03/21/47	AUD	1,504	1,320,835

China — 0.6%
People’s Republic of China, 3.29%, 05/23/29	CNY	6,500	939,899

Germany — 0.1%
Federal Republic of Germany, 0.00%, 08/15/50	EUR	203	229,256

Greece — 0.3%
Hellenic Republic, 2.00%, 04/22/27(a)		364	437,380

74	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy — 1.3%
Republic of Italy:
1.35%, 04/01/30	EUR	1,217	$1,383,778
3.85%, 09/01/49(a)		613	930,377

			2,314,155

Japan — 0.9%
Japan Government Bond, 0.40%, 09/20/49	JPY	183,250	1,613,550

Panama — 0.0%
Republic of Panama, 6.70%, 01/26/36	USD	33	47,489

Peru — 0.0%
Republic of Peru, 6.55%, 03/14/37		15	22,814

Romania — 0.0%
Romania Government Bond, 6.13%, 01/22/44(a)		18	23,597

Spain — 0.9%
Kingdom of Spain(a):
0.60%, 10/31/29	EUR	1,075	1,235,261
1.25%, 10/31/30		147	178,139
2.70%, 10/31/48		118	178,889

			1,592,289

Uruguay — 0.0%
Oriental Republic of Uruguay, 5.10%, 06/18/50	USD	37	48,068

Total Foreign Government Obligations — 5.1% (Cost: $9,086,420)			8,900,245

		Shares

Investment Companies — 4.6%
Consumer Discretionary Select Sector SPDR Fund(f)		1,498	191,309
Financial Select Sector SPDR Fund		7,235	167,418
Industrial Select Sector SPDR Fund(f)		4,153	285,311
Invesco QQQ Trust Series 1(f)		1,636	405,074
iShares China Large-Cap ETF(f)*		4,208	167,058
iShares iBoxx $ High Yield Corporate Bond ETF(f)*		14,671	1,197,447
iShares iBoxx $ Investment Grade Corporate Bond ETF*		1,293	173,909
iShares MSCI Emerging Markets ETF(f)*		641	25,634
iShares Nasdaq Biotechnology ETF*		229	31,302
iShares Russell 2000 ETF(f)*		2,011	287,933
iShares S&P 500 Value ETF*		1,761	190,558
KraneShares CSI China Internet ETF(f)		1,058	65,532
SPDR Gold Shares(p)		22,677	3,795,449
SPDR S&P 500 ETF Trust(f)		2,783	858,166
United States Oil Fund LP(p)		1,600	44,896
VanEck Vectors Semiconductor ETF(f)		800	122,240

Total Investment Companies — 4.6% (Cost: $7,705,165)			8,009,236

Security		Par (000)	Value

Non-Agency Mortgage-Backed Securities — 0.2%

Commercial Mortgage-Backed Securities — 0.2%

United States — 0.2%
BANK, Series 2017-BNK9, Class A4, 3.54%, 11/15/54	USD	17	$19,573
BX Trust(a)(q):
Series 2019-OC11, Class D, 4.08%, 12/09/41		64	59,123
Series 2019-OC11, Class E, 4.08%, 12/09/41		89	78,858
CD Mortgage Trust, Series 2017-CD6, Class B, 3.91%, 11/13/50(q)		10	10,444
Commercial Mortgage Trust, Series 2014-CR21, Class A3, 3.53%, 12/10/47		32	34,826
CORE Mortgage Trust, Series 2019- CORE, Class F, 2.53%, 12/15/31(a)(q)		16	15,202
CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/53		94	99,914
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR4, Class A5, 4.03%, 03/10/52		35	40,767
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C24, Class C, 4.49%, 05/15/48(q)		10	9,456
Series 2016-C32, Class A4, 3.72%, 12/15/49		27	30,199
UBS Commercial Mortgage Trust, Series 2019-C17, Class A4, 2.92%, 10/15/52		10	10,824

			409,186

Total Non-Agency Mortgage-Backed Securities — 0.2% (Cost: $417,600)			409,186

Preferred Securities — 2.0%

Capital Trusts — 0.7%

United Kingdom — 0.3%(n)(r)
HSBC Holdings plc, 6.37%		235	237,056
Lloyds Bank plc, 13.00%	GBP	155	328,293

			565,349

United States — 0.4%
American Express Co., Series C, 3.60%(n)(r)	USD	74	63,045
Citigroup, Inc., Series Q, 5.95%(n)(r)		105	100,177
Goldman Sachs Group, Inc. (The), Series M, 4.37%(n)(r)		120	110,004
Morgan Stanley, Series H, 4.83%(n)(r)		84	75,596
NBCUniversal Enterprise, Inc., 5.25%(a)(r)		100	100,250
Prudential Financial, Inc.(n):
5.63%, 06/15/43		44	46,816
5.87%, 09/15/42		64	68,122
USB Capital IX, 3.50%(n)(r)		31	25,606

			589,616

Total Capital Trusts — 0.7% (Cost: $1,179,284)			1,154,965

CONSOLIDATED SCHEDULES OF INVESTMENTS	75

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks — 1.2%

Brazil — 0.0%
Banco Bradesco SA (Preference)	225	$867
Centrais Eletricas Brasileiras SA (Preference)	300	1,771
Itau Unibanco Holding SA (Preference)	7,969	37,661
Petroleo Brasileiro SA (Preference)	235	941

		41,240

United States — 1.2%
2020 Cash Mandatory Exchangeable Trust, 5.25%(a)(e)(k)	277	286,314
Aptiv plc, Series A, 5.50%	1,083	111,311
Becton Dickinson and Co., Series B, 6.00%	2,750	146,300
Boston Scientific Corp., Series A, 5.50%	713	74,644
C3.ai, Inc., Series D (Acquired 10/07/19, cost $157,869)(c)(d)(e)	35,605	189,062
C3.ai, Inc., Series E (Acquired 10/07/19, cost $18,130)(c)(d)(e)	4,089	21,713
Databricks, Inc., Series F (Acquired 10/22/19, cost $88,431)(c)(d)(e)	2,059	136,409
Grand Rounds, Inc., Series C (Acquired 03/31/15, cost $127,944)(c)(d)(e)	46,081	170,960
Grand Rounds, Inc., Series D (Acquired 05/01/18, cost $51,112)(c)(d)(e)	21,089	77,397
Lookout, Inc., Series F (Acquired 09/19/14-10/22/14, cost $243,061)(c)(d)(e)	21,278	237,250
Palantir Technologies, Inc., Series I (Acquired 02/11/14, cost $272,246)(c)(d)(e)	44,412	305,110
SambaNova Systems, Inc. Series C (Acquired 02/19/20, cost $91,575)(c)(d)(e)	1,720	96,045
Wells Fargo & Co., Series L, 7.50%(k)(r)	46	59,662
Zero Mass Water, Inc., Series C-1 (Acquired 05/07/20, cost $70,353)(c)(d)(e)	4,463	70,560

		1,982,737

Total Preferred Stocks — 1.2% (Cost: $1,826,578)		2,023,977

Trust Preferreds — 0.1%

United States — 0.1%(n)
Citigroup Capital XIII, 7.13%, 10/30/40	5,244	138,966
GMAC Capital Trust I, Series 2, 6.18%, 02/15/40	5,760	129,139

		268,105

Total Trust Preferreds — 0.1% (Cost: $288,354)		268,105

Total Preferred Securities — 2.0% (Cost: $3,294,216)		3,447,047

Rights — 0.0%(c)

Spain — 0.0%
Repsol SA	171	83
Telefonica SA	281	55

Security		Shares	Value

United States — 0.0%
T-Mobile US, Inc.		897	$151

Total Rights — 0.0% (Cost: $439)			289

		Par (000)

U.S. Government Sponsored Agency Securities — 2.0%

Mortgage-Backed Securities — 2.0%
Uniform Mortgage-Backed Securities, 2.50%, 07/25/50(s)		3,420	3,565,437

Total U.S. Government Sponsored Agency Securities — 2.0% (Cost: $3,539,277)			3,565,437

U.S. Treasury Obligations — 8.8%
U.S. Treasury Bonds:
1.13%, 05/15/40		281	278,773
2.38%, 11/15/49		1,476	1,823,091
U.S. Treasury Inflation Linked Notes:
0.63%, 04/15/23		736	765,762
0.13%, 10/15/24-01/15/30		5,572	5,873,851
U.S. Treasury Notes:
1.75%, 11/15/20(h)(p)		2,217	2,229,228
1.75%, 11/15/29(h)		1,980	2,185,933
1.75%, 11/15/29(p)		2,068	2,282,649

Total U.S. Treasury Obligations — 8.8% (Cost: $14,492,893)			15,439,287

		Shares

Warrants — 0.0%

United States — 0.0%
Zero Mass Water, Inc. (Issued/ exercisable 05/08/20, 1 share for 1 warrant, Expires 11/08/21, Strike Price USD 18.92)(c)(e)		4,463	4,686

Total Warrants — 0.0%			4,686

Total Long-Term Investments — 90.0% (Cost: $143,161,949)			157,671,655

Security		Par (000)	Value

Short-Term Securities — 14.0%

Foreign Government Obligations — 4.7%(t)

Japan — 4.7%
Japan Treasury Discount Bills:
(0.16)%, 07/20/20	JPY	123,150	$1,140,620
(0.20)%, 07/27/20		134,850	1,249,028
(0.16)%, 08/03/20		141,400	1,309,741
(0.15)%, 08/11/20		173,600	1,608,057
(0.13)%, 08/17/20		156,500	1,449,703
(0.13)%, 09/07/20		48,900	453,024
(0.12)%, 09/14/20		107,900	999,657

			8,209,830

Total Foreign Government Obligations — 4.7% (Cost: $8,272,894)			8,209,830

76	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value

Money Market Funds — 3.1%(u)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%		692,257	$692,257
SL Liquidity Series, LLC, Money Market Series, 0.50%(v)		4,692,719	4,696,473

Total Money Market Funds — 3.1% (Cost: $5,389,078)			5,388,730

		Par (000)

Time Deposits — 0.1%

Canada — 0.0%
Royal Bank of Canada, 0.02%, 07/02/20	CAD	36	26,773

Europe — 0.0%
Citibank NA, (0.68)%, 07/01/20	EUR	31	34,739

Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.04%, 07/02/20	HKD	5	621

Japan — 0.0%
Sumitomo Mitsui Financial Group, Inc., (0.25)%, 07/01/20	JPY	2,288	21,186

Singapore — 0.0%
Brown Brothers Harriman & Co., 0.00%, 07/01/20	SGD	6	4,648

United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.01%, 07/01/20	GBP	11	13,012

United States — 0.1%
Sumitomo Mitsui Financial Group, Inc., 0.10%, 07/01/20	USD	63	63,138

Total Time Deposits — 0.1% (Cost: $164,117)			164,117

U.S. Treasury Obligations — 6.1%
U.S. Treasury Bills(t):
0.01%, 07/23/20		1,000	999,925
0.10%, 07/09/20		2,750	2,749,930
0.11%, 08/13/20		750	749,879

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
0.12%, 07/07/20	USD	2,000	$1,999,961
0.13%, 07/14/20		500	499,980
0.13%, 09/22/20		1,000	999,693
0.13%, 07/28/20		500	499,950
0.14%, 09/24/20		1,000	999,658
0.75%, 08/20/20		1,250	1,249,774

Total U.S. Treasury Obligations — 6.1% (Cost: $10,747,812)			10,748,750

Total Short-Term Securities — 14.0% (Cost: $24,573,901)			24,511,427

Total Options Purchased — 1.1% (Cost: $1,580,508)			1,932,447

Total Investments Before Options Written and Investments Sold Short — 105.1% (Cost: $169,316,358)			184,115,529

Total Options Written — (0.9)% (Premiums Received — $1,532,958)			(1,636,074)

		Shares

Investments Sold Short — (0.1)%

Common Stocks — (0.1)%

United States — (0.1)%
Netflix, Inc.(c)		293	(133,327)

Total Common Stocks — (0.1)% (Proceeds: $90,256)			(133,327)

Total Investments Sold Short — (0.1)% (Proceeds: $90,256)			(133,327)

Total Investments Net of Options Written and Investments Sold Short — 104.1% (Cost: $167,693,144)			182,346,128

Liabilities in Excess of Other Assets — (4.1)%			(7,210,133)

Net Assets — 100.0%			$175,135,995

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Non-income producing security.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,213,282, representing 1.26% of its net assets as of period end, and an original cost of $1,831,913.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	All or a portion of this security is on loan.
(g)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(h)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Convertible security.
(l)	Zero-coupon bond.
(m)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(n)	Variable rate security. Rate shown is the rate in effect as of period end.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

CONSOLIDATED SCHEDULES OF INVESTMENTS	77

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

(q)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(r)	Perpetual security with no stated maturity date.
(s)	Represents or includes a TBA transaction.
(t)	Rates are discount rates or a range of discount rates as of period end.
(u)	Annualized 7-day yield as of period end.
(v)	All or a portion of this security was purchased with the cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income (Expense)		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	557,532	134,725	—	692,257	$692,257	$2,489		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)	2,543,737	2,148,982	—	4,692,719	4,696,473	19,102	(c)	877	(356)
iShares China Large-Cap ETF	4,323	8,948	(9,063)	4,208	167,058	1,402		(13,882)	(19,826)
iShares iBoxx $ High Yield Corporate Bond ETF	—	32,107	(17,436)	14,671	1,197,447	9,829		140,208	22,733
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	9,311	(8,018)	1,293	173,909	1,917		15,280	4,416
iShares MSCI Emerging Markets ETF	10,388	—	(9,747)	641	25,634	148		(60,593)	(5,409)
iShares Nasdaq Biotechnology ETF	—	229	—	229	31,302	29		—	5,288
iShares Russell 2000 ETF	1,800	3,715	(3,504)	2,011	287,933	2,281		(143,257)	(27,564)
iShares S&P 500 Value ETF	1,778	—	(17)	1,761	190,558	2,554		146	(38,655)
iShares iBoxx $ Investment Grade Corporate Bond ETF(d)	—	(10,907)	10,907	—	—	(3,311)		147,384	—

					$7,462,571	$36,440		$86,163	$(59,373)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the Fund.

78	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-BTP	8	09/08/20	$1,293	$22,213
Euro-Oat	9	09/08/20	1,695	24,472
Australia 10 Year Bond	6	09/15/20	616	(715)
DAX Index	2	09/18/20	692	2,212
EURO STOXX 50 Index	32	09/18/20	1,159	15,995
FTSE/MIB Index	1	09/18/20	108	(845)
MSCI Emerging Markets Index	5	09/18/20	246	6,061
U.S. Treasury 10 Year Note	61	09/21/20	8,489	44,739
U.S. Treasury 10 Year Ultra Note	41	09/21/20	6,457	38,594
U.S. Treasury Ultra Bond	7	09/21/20	1,527	4,444

				157,170

Short Contracts
Euro-Bund	1	09/08/20	198	(2,693)
NASDAQ 100 E-Mini Index	5	09/18/20	1,015	(36,486)
S&P 500 E-Mini Index	34	09/18/20	5,253	(71,993)
U.S. Treasury Long Bond	2	09/21/20	357	(507)
U.S. Treasury 2 Year Note	73	09/30/20	16,120	(795)
U.S. Treasury 5 Year Note	91	09/30/20	11,443	(36,180)

				(148,654)

				$8,516

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	13,882	USD	9,569	Citibank NA	07/02/20	$12
AUD	711,000	USD	490,220	Morgan Stanley & Co. International plc	07/02/20	441
CAD	605,000	USD	439,383	Citibank NA	07/02/20	6,256
EUR	351,199	GBP	308,638	JPMorgan Chase Bank NA	07/02/20	12,139
GBP	319,823	EUR	351,199	BNP Paribas SA	07/02/20	1,720
GBP	494,000	USD	611,100	JPMorgan Chase Bank NA	07/09/20	1,041
USD	66,416	JPY	7,142,359	HSBC Bank plc	07/09/20	264
GBP	387,000	USD	476,056	Morgan Stanley & Co. International plc	07/23/20	3,545
RUB	34,162,000	USD	448,747	Bank of America NA	07/24/20	29,810
EUR	46,000	JPY	5,338,415	Citibank NA	07/31/20	2,255
EUR	147,082	USD	160,534	JPMorgan Chase Bank NA	08/06/20	4,846
MXN	10,061,000	USD	415,375	Citibank NA	08/06/20	20,197
EUR	259,000	USD	280,235	Morgan Stanley & Co. International plc	08/07/20	10,992
CHF	394,000	USD	408,300	Citibank NA	08/13/20	8,090
EUR	165,202	USD	178,658	JPMorgan Chase Bank NA	08/13/20	7,124
KRW	646,892,000	USD	531,293	Citibank NA	08/14/20	8,072
MXN	3,357,000	USD	138,419	Barclays Bank plc	08/14/20	6,765
RUB	11,477,000	USD	154,833	Citibank NA	08/14/20	5,551
EUR	660,284	USD	724,657	Deutsche Bank AG	08/20/20	17,996
EUR	223,425	USD	248,808	Goldman Sachs International	08/20/20	2,489
MXN	8,050,000	USD	337,272	Citibank NA	08/20/20	10,605
NOK	3,399,000	USD	342,048	Morgan Stanley & Co. International plc	08/20/20	11,152
USD	722,416	JPY	77,712,344	Citibank NA	08/20/20	2,235
USD	548,277	JPY	59,004,909	JPMorgan Chase Bank NA	08/20/20	1,462
MYR	342,180	USD	78,662	Barclays Bank plc	08/21/20	1,033
MYR	1,853,820	USD	425,699	Morgan Stanley & Co. International plc	08/21/20	6,063
EUR	740,470	USD	816,647	Citibank NA	08/27/20	16,324
EUR	157,000	USD	173,254	UBS AG	08/27/20	3,359
EUR	221,446	USD	247,677	JPMorgan Chase Bank NA	09/03/20	1,471
JPY	44,810,203	USD	413,191	JPMorgan Chase Bank NA	09/03/20	2,155

CONSOLIDATED SCHEDULES OF INVESTMENTS	79

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	416,702	JPY	44,497,333	JPMorgan Chase Bank NA	09/24/20	$4,108
CAD	324,000	USD	237,964	JPMorgan Chase Bank NA	10/01/20	735
GBP	756,000	USD	935,458	JPMorgan Chase Bank NA	10/01/20	1,807
USD	434,768	ZAR	7,595,000	JPMorgan Chase Bank NA	10/01/20	1,184

						213,298

GBP	765,000	USD	966,716	Barclays Bank plc	07/02/20	(18,805)
USD	232,802	AUD	383,416	JPMorgan Chase Bank NA	07/02/20	(31,793)
USD	205,902	AUD	341,467	Morgan Stanley & Co. International plc	07/02/20	(29,744)
USD	433,815	CAD	596,000	JPMorgan Chase Bank NA	07/02/20	(5,194)
USD	6,610	CAD	9,000	Morgan Stanley & Co. International plc	07/02/20	(19)
USD	11,129	GBP	9,000	Barclays Bank plc	07/02/20	(23)
USD	934,968	GBP	756,000	JPMorgan Chase Bank NA	07/02/20	(1,792)
JPY	160,967,750	USD	1,496,819	JPMorgan Chase Bank NA	07/09/20	(5,924)
GBP	767,000	USD	958,094	BNP Paribas SA	07/23/20	(7,568)
USD	248,626	AUD	389,000	UBS AG	07/24/20	(19,860)
JPY	95,679,857	EUR	823,914	Goldman Sachs International	07/31/20	(39,818)
USD	914,316	HKD	7,096,651	Barclays Bank plc	08/06/20	(1,161)
USD	577,547	CNY	4,118,000	Deutsche Bank AG	08/07/20	(3,708)
USD	329,709	CNY	2,353,000	UBS AG	08/07/20	(2,416)
USD	917,526	HKD	7,119,174	HSBC Bank plc	08/13/20	(815)
JPY	1,052,677	USD	9,822	Bank of America NA	08/20/20	(67)
JPY	40,063,323	USD	373,832	Barclays Bank plc	08/20/20	(2,555)
JPY	40,770,000	USD	378,908	UBS AG	08/20/20	(1,082)
USD	212,816	NOK	2,052,996	HSBC Bank plc	08/20/20	(518)
USD	139,659	NOK	1,346,004	JPMorgan Chase Bank NA	08/20/20	(209)
AUD	240,708	JPY	18,082,955	HSBC Bank plc	09/03/20	(1,457)
EUR	148,336	USD	167,086	HSBC Bank plc	09/03/20	(194)
USD	372,384	INR	28,398,000	Bank of America NA	09/03/20	(977)
USD	165,800	JPY	18,027,908	HSBC Bank plc	09/03/20	(1,301)
EUR	223,928	USD	253,690	JPMorgan Chase Bank NA	09/04/20	(1,743)
USD	250,389	JPY	27,410,174	Deutsche Bank AG	09/04/20	(3,680)
AUD	483,136	JPY	36,870,760	JPMorgan Chase Bank NA	09/10/20	(8,299)
AUD	724,228	JPY	54,208,813	Morgan Stanley & Co. International plc	09/10/20	(2,604)
EUR	221,612	USD	250,777	Morgan Stanley & Co. International plc	09/10/20	(1,402)
USD	252,022	JPY	27,515,400	Citibank NA	09/10/20	(3,049)
USD	809,498	CNY	5,758,000	HSBC Bank plc	09/11/20	(1,648)
USD	178,586	INR	13,607,000	BNP Paribas SA	09/11/20	(146)
GBP	235,647	EUR	263,000	HSBC Bank plc	09/17/20	(3,871)
GBP	117,959	EUR	131,000	Morgan Stanley & Co. International plc	09/17/20	(1,205)
JPY	44,584,734	AUD	610,059	Morgan Stanley & Co. International plc	09/17/20	(7,757)
JPY	33,495,513	EUR	277,000	Bank of America NA	09/17/20	(1,207)
NOK	2,481,000	USD	260,597	JPMorgan Chase Bank NA	09/18/20	(2,762)
USD	52,348	NOK	504,944	HSBC Bank plc	09/18/20	(128)
USD	34,353	NOK	331,056	JPMorgan Chase Bank NA	09/18/20	(52)
JPY	222,580,401	USD	2,085,983	JPMorgan Chase Bank NA	09/24/20	(22,140)
USD	801,474	CNY	5,700,000	UBS AG	09/24/20	(879)
USD	349,590	INR	26,974,000	BNP Paribas SA	09/24/20	(4,187)
EUR	347,000	USD	391,830	Citibank NA	09/25/20	(1,225)
JPY	56,835,596	EUR	472,000	JPMorgan Chase Bank NA	09/25/20	(4,304)
USD	490,352	AUD	711,000	Morgan Stanley & Co. International plc	10/01/20	(444)

						(249,732)

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
		Bank of America
EUR Currency	Up and In	NA	—	08/25/20	CHF	1.17	CHF	1.17	EUR	10	$75

80	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

OTC Barrier Options Purchased (continued)

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
		Bank of America
EUR Currency	Up and In	NA	—	08/25/20	CHF	1.17	CHF	1.17	EUR	14	$105

											180

Put
		Bank of America
USD Currency	Down and In	NA	—	07/29/20	JPY	105.61	JPY	1.07	USD	25	$8
		Bank of America
USD Currency	Down and In	NA	—	07/29/20	JPY	104.95	JPY	1.07	USD	26	3
		Goldman Sachs
EUR Currency	One-Touch	International	—	08/13/20	USD	1.05	USD	1.05	EUR	20	162
S&P 500 Index	Down and out	Citibank NA	124	08/21/20	USD	2,810.77	USD	2,318.16	USD	385	1,787
S&P 500 Index	Down and out	Citibank NA	374	08/21/20	USD	2,810.53	USD	2,317.96	USD	1,160	5,387
EUR Currency	One-Touch	UBS AG	—	09/10/20	NOK	10.00	NOK	10.00	EUR	7	345
		JPMorgan Chase
S&P 500 Index	Down and out	Bank NA	127	12/18/20	USD	2,900.00	USD	2,200.00	USD	394	4,636

											12,328

											$12,508

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
Alibaba Group Holding Ltd.	4	07/17/20	USD	205.00	USD	86	$5,180
Amazon.com, Inc.	1	07/17/20	USD	2,300.00	USD	276	46,183
Autodesk, Inc.	5	07/17/20	USD	155.00	USD	120	42,100
Financial Select Sector SPDR Fund	107	07/17/20	USD	25.00	USD	248	1,552
Home Depot, Inc. (The)	15	07/17/20	USD	240.00	USD	376	19,425
Invesco QQQ Trust, Series 1	15	07/17/20	USD	228.00	USD	371	30,645
iShares iBoxx $ High Yield Corporate Bond ETF	87	07/17/20	USD	82.00	USD	710	5,916
SPDR S&P 500 ETF Trust	15	07/17/20	USD	300.00	USD	463	18,758
SPDR S&P 500 ETF Trust	16	07/17/20	USD	310.00	USD	493	9,080
SPDR S&P 500 ETF Trust	26	07/17/20	USD	285.00	USD	802	65,156
Boston Scientific Corp.	25	08/21/20	USD	35.00	USD	88	5,250
Global Payments, Inc.	9	08/21/20	USD	195.00	USD	153	1,485
Home Depot, Inc. (The)	7	08/21/20	USD	200.00	USD	175	36,383
Invesco QQQ Trust, Series 1	11	08/21/20	USD	255.00	USD	272	6,661
Invesco QQQ Trust, Series 1	17	08/21/20	USD	260.00	USD	421	6,851
iShares Russell 2000 ETF	26	08/21/20	USD	145.00	USD	372	16,588
L3Harris Technologies, Inc.	4	08/21/20	USD	200.00	USD	68	470
Mastercard, Inc.	6	08/21/20	USD	305.00	USD	177	5,805
PPG Industries, Inc.	18	08/21/20	USD	95.00	USD	191	24,930
SPDR S&P 500 ETF Trust	6	08/21/20	USD	325.00	USD	185	2,214
SPDR S&P 500 ETF Trust	38	08/21/20	USD	320.00	USD	1,172	21,166
SPDR S&P 500 ETF Trust	38	08/21/20	USD	315.00	USD	1,172	30,324
SPDR S&P 500 ETF Trust	51	08/21/20	USD	335.00	USD	1,573	7,650
VanEck Vectors Semiconductor ETF	8	08/21/20	USD	160.00	USD	122	3,740
Capital One Financial Corp	23	09/18/20	USD	72.50	USD	144	6,291
EURO STOXX Bank Index	53	09/18/20	EUR	70.00	EUR	166	7,741
Financial Select Sector SPDR Fund	68	09/18/20	USD	25.00	USD	157	4,862
Invesco QQQ Trust, Series 1	14	09/18/20	USD	253.00	USD	347	13,300
iShares Russell 2000 ETF	43	09/18/20	USD	160.00	USD	616	8,428
NXP Semiconductors NV	9	09/18/20	USD	110.00	USD	103	11,678
Raytheon Co.	14	09/18/20	USD	75.00	USD	86	1,610
SPDR Gold Shares(a)	37	09/18/20	USD	180.00	USD	619	8,362
SPDR S&P 500 ETF Trust	10	09/18/20	USD	290.00	USD	308	27,685
SPDR S&P 500 ETF Trust	12	09/18/20	USD	300.00	USD	370	24,396
SPDR S&P 500 ETF Trust	23	09/18/20	USD	325.00	USD	709	13,685
SPDR S&P 500 ETF Trust	42	09/18/20	USD	330.00	USD	1,295	17,661
Walt Disney Co. (The)	10	09/18/20	USD	110.00	USD	112	8,700
SPDR S&P 500 ETF Trust	8	09/30/20	USD	294.00	USD	247	20,352

CONSOLIDATED SCHEDULES OF INVESTMENTS	81

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Apple, Inc.	6	10/16/20	USD	300.00	USD	219	$43,155
Costco Wholesale Corp.	3	10/16/20	USD	315.00	USD	91	2,738
Starbucks Corp.	11	10/16/20	USD	77.50	USD	81	4,125
VMware, Inc.	15	10/16/20	USD	160.00	USD	232	15,825
Wells Fargo & Co.	23	10/16/20	USD	35.00	USD	59	1,035
SPDR S&P 500 ETF Trust	28	11/20/20	USD	350.00	USD	863	7,434
Bank of America Corp.	45	12/18/20	USD	27.00	USD	107	6,570
JPMorgan Chase & Co.	10	12/18/20	USD	110.00	USD	94	3,850
Microsoft Corp.	10	12/18/20	USD	165.00	USD	204	43,125
SPDR S&P 500 ETF Trust	34	12/18/20	USD	290.00	USD	1,048	115,073
SPDR S&P 500 ETF Trust	53	12/18/20	USD	300.00	USD	1,634	142,570
SPDR S&P 500 ETF Trust	14	12/31/20	USD	350.00	USD	432	5,061
VanEck Vectors Semiconductor ETF	17	01/15/21	USD	145.00	USD	260	34,085
Alibaba Group Holding Ltd.	16	02/19/21	USD	210.00	USD	345	41,440
SPDR S&P 500 ETF Trust	20	12/17/21	USD	305.00	USD	617	69,230

							1,123,579

Put
SPDR S&P 500 ETF Trust	8	07/01/20	USD	295.00	USD	247	52
SPDR S&P 500 ETF Trust	8	07/02/20	USD	295.00	USD	247	204
American Airlines Group, Inc.	38	07/17/20	USD	13.00	USD	50	4,199
SPDR S&P 500 ETF Trust	35	07/17/20	USD	305.00	USD	1,079	18,935
SPDR S&P 500 ETF Trust	22	08/21/20	USD	290.00	USD	678	14,355
Stamps.com, Inc.	1	08/21/20	USD	170.00	USD	18	1,820
Wayfair, Inc.	1	08/21/20	USD	160.00	USD	20	940
Anthem, Inc.	6	09/18/20	USD	260.00	USD	158	11,610
Etsy, Inc.	5	09/18/20	USD	70.00	USD	53	988
SPDR S&P Retail ETF	13	09/18/20	USD	42.00	USD	56	3,543
UnitedHealth Group, Inc.	6	09/18/20	USD	280.00	USD	177	8,520
Chewy, Inc.	5	10/16/20	USD	45.00	USD	22	3,075
BJ’s Wholesale Club Holdings, Inc.	14	11/20/20	USD	30.00	USD	52	2,205
Anthem, Inc.	7	12/18/20	USD	250.00	USD	184	17,360
UnitedHealth Group, Inc.	6	12/18/20	USD	280.00	USD	177	14,145

							101,951

							$1,225,530

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
EUR Currency	BNP Paribas SA	—	07/16/20	USD	1.14	EUR	1,194	$3,130
SPDR Gold Shares(a)	Societe Generale SA	8,673	07/17/20	USD	168.00	USD	1,452	18,300
SPDR Gold Shares(a)	JPMorgan Chase Bank NA	3,470	07/31/20	USD	166.00	USD	581	13,578
Agilent Technologies, Inc.	Citibank NA	2,575	08/21/20	USD	87.50	USD	228	12,296
SPDR Gold Shares(a)	Societe Generale SA	11,290	08/21/20	USD	167.00	USD	1,890	55,327
SPDR Gold Shares(a)	Societe Generale SA	6,974	08/31/20	USD	165.00	USD	1,167	44,031
EUR Currency	JPMorgan Chase Bank NA	—	09/17/20	USD	1.14	EUR	796	8,614
Apple, Inc.	Morgan Stanley & Co. International plc	1,041	09/18/20	USD	320.00	USD	380	54,042
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank plc	361	09/18/20	EUR	390.00	EUR	141	7,980
SPDR Gold Shares(a)	Goldman Sachs International	1,388	09/18/20	USD	167.00	USD	232	8,397
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	7,819	09/18/20	USD	170.00	USD	1,309	37,727
Union Pacific Corp.	Goldman Sachs International	1,284	09/18/20	USD	182.50	USD	217	5,083
EUR Currency	Bank of America NA	—	09/25/20	USD	1.14	EUR	921	10,748
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	6,976	09/30/20	USD	170.00	USD	1,168	36,973
USD Currency	Morgan Stanley & Co. International plc	—	11/19/20	NOK	10.70	USD	872	7,143
Capital One Financial Corp.	Nomura International plc	1,251	11/20/20	USD	55.00	USD	78	15,853
SPDR Gold Shares(a)	BNP Paribas SA	9,371	12/18/20	USD	185.00	USD	1,568	38,187

82	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

OTC Options Purchased (continued)

Description	Counterparty	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
SPDR S&P 500 ETF Trust	Morgan Stanley & Co. International plc	4,400	06/18/21	USD	360.00	USD	1,357	$22,459
EURO STOXX 50 Price Index	Credit Suisse International	108	12/17/21	EUR	3,400.00	EUR	349	24,304

								424,172

Put
USD Currency	Morgan Stanley & Co. International plc	—	07/09/20	JPY	103.00	USD	1,406	43
EUR Currency	Bank of America NA	—	07/23/20	USD	1.12	EUR	259	1,055
EUR Currency	Citibank NA	—	08/19/20	USD	1.07	EUR	823	347
EUR Currency	HSBC Bank plc	—	08/19/20	JPY	116.50	EUR	494	1,197
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International plc	17,029	08/19/20	USD	284.45	USD	5,330	1,168
USD Currency	Morgan Stanley & Co. International plc	—	08/28/20	CAD	1.37	USD	870	12,262
NZD Currency	JPMorgan Chase Bank NA	—	09/10/20	JPY	68.00	NZD	362	2,973
ASML Holding NV	Credit Suisse International	179	09/18/20	EUR	265.00	EUR	59	1,104
Tencent Holdings Ltd.	JPMorgan Chase Bank NA	1,668	29/09/2020	HKD	392.22	HKD	832	630

								20,779

								$444,951

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.08%	Semi-Annual	Bank of America NA	08/13/20	1.08%	USD	1,025	$44,291
					Morgan Stanley & Co.
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.93%	Semi-Annual	International plc	10/21/20	0.93	USD	690	34,597
					Goldman Sachs
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.85%	Semi-Annual	International	12/18/20	0.85	USD	943	51,490
					JPMorgan Chase
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.00%	Semi-Annual	Bank NA	06/04/21	1.00	USD	798	71,583
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.00%	Semi-Annual	BNP Paribas SA	06/11/21	1.00	USD	260	23,490

										225,451

Put
					JPMorgan Chase
10-Year Interest Rate Swap(a)	1.80%	Semi-Annual	3 month LIBOR	Quarterly	Bank NA	08/11/20	1.80	USD	1,899	8
10-Year Interest Rate Swap(a)	2.08%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	08/13/20	2.08	USD	1,025	1
					JPMorgan Chase
10-Year Interest Rate Swap(a)	0.75%	Semi-Annual	3 month LIBOR	Quarterly	Bank NA	10/02/20	0.75	USD	493	4,604

										4,613

										$230,064

(a)	Forward settling swaption.

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date		Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
		Goldman Sachs
2Y-10Y CMS Index Cap	0.50%	International	08/27/20	USD	14,948	$19,394	$38,117	$(18,723)

CONSOLIDATED SCHEDULES OF INVESTMENTS	83

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

OTC Barrier Options Written

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
EUR Currency	One-Touch	UBS AG	—	09/10/20	NOK	10.50	EUR	10.50	EUR	1	$(1,146)

Put
NZD Currency	Down and In	JPMorgan Chase Bank NA	—	09/10/20	JPY	65.00	JPY
								63.50	NZD	453	$(1,489)
EURO STOXX 50 Index	Down and In	Credit Suisse International	108	12/17/21	EUR	2,600.00	EUR	2,200.00	EUR	349	(20,671)

											(22,160)

											$(23,306)

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
Adobe, Inc.	3	07/17/20	USD	400.00	USD	131	$(11,408)
Anthem, Inc.	6	07/17/20	USD	290.00	USD	158	(483)
Anthem, Inc.	6	07/17/20	USD	300.00	USD	158	(129)
Applied Materials, Inc.	18	07/17/20	USD	60.00	USD	109	(4,329)
Autodesk, Inc.	5	07/17/20	USD	195.00	USD	120	(21,650)
Autodesk, Inc.	9	07/17/20	USD	210.00	USD	215	(28,125)
Home Depot, Inc. (The)	15	07/17/20	USD	260.00	USD	376	(2,903)
Microsoft Corp.	9	07/17/20	USD	200.00	USD	183	(5,715)
NVIDIA Corp.	3	07/17/20	USD	360.00	USD	114	(7,575)
SPDR S&P 500 ETF Trust	16	07/17/20	USD	281.00	USD	493	(45,864)
TJX Cos., Inc. (The)	16	07/17/20	USD	57.50	USD	81	(200)
Abbott Laboratories	10	08/21/20	USD	100.00	USD	91	(1,215)
Agilent Technologies, Inc.	10	08/21/20	USD	97.50	USD	88	(1,125)
Alphabet, Inc.	1	08/21/20	USD	1,580.00	USD	141	(1,265)
Alphabet, Inc.	1	08/21/20	USD	1,540.00	USD	141	(2,065)
Amazon.com, Inc.	1	08/21/20	USD	2,820.00	USD	276	(12,370)
Apple, Inc.	6	08/21/20	USD	355.00	USD	219	(13,755)
Bank of America Corp.	26	08/21/20	USD	29.00	USD	62	(559)
Bank of America Corp.	37	08/21/20	USD	28.00	USD	88	(1,203)
Boston Scientific Corp.	24	08/21/20	USD	40.00	USD	84	(1,044)
Citigroup, Inc.	17	08/21/20	USD	60.00	USD	87	(1,454)
DR Horton, Inc.	10	08/21/20	USD	47.50	USD	55	(9,475)
eBay, Inc.	7	08/21/20	USD	50.00	USD	37	(3,045)
Facebook, Inc.	9	08/21/20	USD	255.00	USD	204	(3,713)
FleetCor Technologies, Inc.	3	08/21/20	USD	260.00	USD	75	(3,885)
FleetCor Technologies, Inc.	7	08/21/20	USD	250.00	USD	176	(12,530)
HCA Healthcare, Inc.	8	08/21/20	USD	115.00	USD	78	(1,600)
Home Depot, Inc. (The)	3	08/21/20	USD	220.00	USD	75	(10,208)
Home Depot, Inc. (The)	7	08/21/20	USD	240.00	USD	175	(12,950)
Humana, Inc.	1	08/21/20	USD	465.00	USD	39	(125)
Invesco QQQ Trust, Series 1	16	08/21/20	USD	275.00	USD	396	(1,352)
Invesco QQQ Trust, Series 1	34	08/21/20	USD	270.00	USD	842	(5,066)
iShares Russell 2000 ETF	26	08/21/20	USD	155.00	USD	372	(5,681)
JPMorgan Chase & Co.	9	08/21/20	USD	110.00	USD	85	(945)
Lennar Corp.	8	08/21/20	USD	50.00	USD	49	(10,240)
Lowe’s Cos., Inc.	7	08/21/20	USD	140.00	USD	95	(3,273)
Lowe’s Cos., Inc.	15	08/21/20	USD	145.00	USD	203	(4,298)
Marvell Technology Group Ltd.	11	08/21/20	USD	35.00	USD	39	(2,470)
Mastercard, Inc.	6	08/21/20	USD	325.00	USD	177	(1,995)
McDonald’s Corp.	9	08/21/20	USD	210.00	USD	166	(635)
Morgan Stanley	18	08/21/20	USD	55.00	USD	87	(1,332)
Northrop Grumman Corp.	1	08/21/20	USD	370.00	USD	31	(105)
PayPal Holdings, Inc.	6	08/21/20	USD	170.00	USD	105	(7,725)
ServiceNow, Inc.	2	08/21/20	USD	420.00	USD	81	(4,080)
Starbucks Corp.	22	08/21/20	USD	85.00	USD	162	(1,056)
VanEck Vectors Semiconductor ETF	16	08/21/20	USD	170.00	USD	244	(2,872)

84	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Walmart, Inc.	10	08/21/20	USD	140.00	USD	120	$(245)
Walt Disney Co. (The)	8	08/21/20	USD	135.00	USD	89	(424)
AbbVie, Inc.	10	09/18/20	USD	100.00	USD	98	(4,275)
Air Products and Chemicals, Inc.	4	09/18/20	USD	270.00	USD	97	(1,540)
Anthem, Inc.	5	09/18/20	USD	300.00	USD	131	(2,650)
Anthem, Inc.	5	09/18/20	USD	310.00	USD	131	(1,590)
Apple, Inc.	1	09/18/20	USD	325.00	USD	36	(4,798)
Bristol-Myers Squibb Co.	14	09/18/20	USD	67.50	USD	82	(826)
Charter Communications, Inc.	3	09/18/20	USD	600.00	USD	153	(653)
Citigroup, Inc.	7	09/18/20	USD	60.00	USD	36	(924)
EURO STOXX Bank Index	107	09/18/20	EUR	80.00	EUR	336	(4,358)
Facebook, Inc.	2	09/18/20	USD	215.00	USD	45	(4,700)
Intel Corp.	5	09/18/20	USD	75.00	USD	30	(108)
Invesco QQQ Trust, Series 1	10	09/18/20	USD	226.00	USD	248	(27,740)
Johnson & Johnson	2	09/18/20	USD	165.00	USD	28	(84)
McDonald’s Corp.	9	09/18/20	USD	210.00	USD	166	(1,139)
Merck & Co., Inc.	11	09/18/20	USD	85.00	USD	85	(1,233)
Microsoft Corp.	2	09/18/20	USD	190.00	USD	41	(3,880)
Morgan Stanley	8	09/18/20	USD	50.00	USD	39	(2,380)
NextEra Energy, Inc.	7	09/18/20	USD	280.00	USD	168	(840)
NXP Semiconductors NV	9	09/18/20	USD	140.00	USD	103	(2,133)
PayPal Holdings, Inc.	2	09/18/20	USD	180.00	USD	35	(2,005)
Pfizer, Inc.	26	09/18/20	USD	37.00	USD	85	(1,001)
Raytheon Co.	14	09/18/20	USD	90.00	USD	86	(357)
SPDR Gold Shares(a)	74	09/18/20	USD	200.00	USD	1,239	(3,959)
STMicroelectronics NV	6	09/18/20	EUR	29.00	EUR	15	(313)
Thermo Fisher Scientific, Inc.	2	09/18/20	USD	390.00	USD	72	(1,340)
Uber Technologies, Inc.	9	09/18/20	USD	46.00	USD	28	(293)
UnitedHealth Group, Inc.	6	09/18/20	USD	330.00	USD	177	(3,135)
UnitedHealth Group, Inc.	9	09/18/20	USD	320.00	USD	265	(7,088)
US Bancorp	9	09/18/20	USD	42.50	USD	33	(918)
Walt Disney Co. (The)	10	09/18/20	USD	125.00	USD	112	(2,765)
Xilinx, Inc.	4	09/18/20	USD	110.00	USD	39	(1,078)
SPDR S&P 500 ETF Trust	8	09/30/20	USD	253.00	USD	247	(47,340)
SPDR S&P 500 ETF Trust	23	09/30/20	USD	230.00	USD	709	(184,759)
Apple, Inc.	11	10/16/20	USD	330.00	USD	401	(52,415)
Comcast Corp.	48	10/16/20	USD	40.00	USD	187	(10,776)
Costco Wholesale Corp.	3	10/16/20	USD	345.00	USD	91	(668)
Marsh & McLennan Cos., Inc.	8	10/16/20	USD	120.00	USD	86	(1,060)
SPDR S&P 500 ETF Trust	19	10/16/20	USD	295.00	USD	586	(49,372)
Starbucks Corp.	22	10/16/20	USD	87.50	USD	162	(2,486)
VMware, Inc.	15	10/16/20	USD	180.00	USD	232	(6,825)
Anthem, Inc.	7	12/18/20	USD	290.00	USD	184	(11,830)
Microsoft Corp.	10	12/18/20	USD	190.00	USD	204	(25,600)
UnitedHealth Group, Inc.	6	12/18/20	USD	320.00	USD	177	(9,945)

							(768,940)

Put
Adobe, Inc.	3	07/17/20	USD	335.00	USD	131	(215)
American Airlines Group, Inc.	38	07/17/20	USD	9.00	USD	50	(399)
Autodesk, Inc.	10	07/17/20	USD	140.00	USD	239	(115)
Comcast Corp.	44	07/17/20	USD	32.50	USD	172	(418)
Financial Select Sector SPDR Fund	107	07/17/20	USD	19.00	USD	248	(428)
Financial Select Sector SPDR Fund	216	07/17/20	USD	23.00	USD	500	(15,120)
Home Depot, Inc. (The)	15	07/17/20	USD	185.00	USD	376	(233)
JPMorgan Chase & Co.	18	07/17/20	USD	85.00	USD	169	(1,719)
Morgan Stanley	21	07/17/20	USD	35.00	USD	101	(189)
SPDR S&P 500 ETF Trust	16	07/17/20	USD	281.00	USD	493	(2,000)
SPDR S&P 500 ETF Trust	31	07/17/20	USD	265.00	USD	956	(1,597)
SPDR S&P 500 ETF Trust	32	07/17/20	USD	285.00	USD	987	(5,168)
Walt Disney Co. (The)	15	07/17/20	USD	90.00	USD	167	(368)
Bank of America Corp.	26	08/21/20	USD	21.00	USD	62	(1,690)
Bank of America Corp.	37	08/21/20	USD	19.00	USD	88	(1,147)
Boston Scientific Corp.	25	08/21/20	USD	26.00	USD	88	(600)

CONSOLIDATED SCHEDULES OF INVESTMENTS	85

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Citigroup, Inc.	17	08/21/20	USD	42.50	USD	87	$(1,845)
Financial Select Sector SPDR Fund	68	08/21/20	USD	21.00	USD	157	(3,978)
Global Payments, Inc.	9	08/21/20	USD	165.00	USD	153	(6,930)
iShares Russell 2000 ETF	26	08/21/20	USD	115.00	USD	372	(3,419)
JPMorgan Chase & Co.	9	08/21/20	USD	75.00	USD	85	(945)
L3Harris Technologies, Inc.	4	08/21/20	USD	145.00	USD	68	(1,250)
Mastercard, Inc.	6	08/21/20	USD	260.00	USD	177	(2,520)
Morgan Stanley	18	08/21/20	USD	40.00	USD	87	(1,476)
PPG Industries, Inc.	9	08/21/20	USD	85.00	USD	95	(1,260)
SPDR S&P 500 ETF Trust	6	08/21/20	USD	265.00	USD	185	(1,644)
SPDR S&P 500 ETF Trust	20	08/21/20	USD	255.00	USD	617	(3,810)
SPDR S&P 500 ETF Trust	22	08/21/20	USD	245.00	USD	678	(2,948)
Stamps.com, Inc.	1	08/21/20	USD	120.00	USD	18	(400)
Wayfair, Inc.	1	08/21/20	USD	120.00	USD	20	(230)
Anthem, Inc.	6	09/18/20	USD	230.00	USD	158	(5,700)
Bank of America Corp.	32	09/18/20	USD	20.00	USD	76	(2,336)
Capital One Financial Corp	23	09/18/20	USD	55.00	USD	144	(8,453)
Citigroup, Inc.	18	09/18/20	USD	40.00	USD	92	(1,953)
Etsy, Inc.	5	09/18/20	USD	60.00	USD	53	(488)
Netflix, Inc.	2	09/18/20	USD	300.00	USD	91	(384)
NXP Semiconductors NV	9	09/18/20	USD	80.00	USD	103	(2,025)
Raytheon Co.	7	09/18/20	USD	60.00	USD	43	(3,290)
SPDR S&P 500 ETF Trust	6	09/18/20	USD	265.00	USD	185	(2,901)
SPDR S&P 500 ETF Trust	7	09/18/20	USD	282.00	USD	216	(5,439)
SPDR S&P 500 ETF Trust	8	09/18/20	USD	285.00	USD	247	(6,732)
SPDR S&P 500 ETF Trust	19	09/18/20	USD	275.00	USD	586	(12,198)
SPDR S&P Retail ETF	13	09/18/20	USD	37.00	USD	56	(1,567)
UnitedHealth Group, Inc.	6	09/18/20	USD	230.00	USD	177	(2,400)
SPDR S&P 500 ETF Trust	8	09/30/20	USD	253.00	USD	247	(3,196)
SPDR S&P 500 ETF Trust	23	09/30/20	USD	230.00	USD	709	(4,692)
Chewy, Inc.	5	10/16/20	USD	35.00	USD	22	(1,075)
Costco Wholesale Corp.	3	10/16/20	USD	280.00	USD	91	(2,063)
SPDR S&P 500 ETF Trust	19	10/16/20	USD	295.00	USD	586	(25,394)
VMware, Inc.	15	10/16/20	USD	130.00	USD	232	(6,075)
BJ’s Wholesale Club Holdings, Inc	14	11/20/20	USD	25.00	USD	52	(1,050)
SPDR S&P 500 ETF Trust	28	11/20/20	USD	220.00	USD	863	(9,044)
Anthem, Inc.	7	12/18/20	USD	210.00	USD	184	(8,750)
UnitedHealth Group, Inc.	6	12/18/20	USD	240.00	USD	177	(7,155)
SPDR S&P 500 ETF Trust	14	12/31/20	USD	250.00	USD	432	(11,809)
Alibaba Group Holding Ltd.	16	02/19/21	USD	190.00	USD	345	(19,320)

							(219,550)

							$(988,490)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
EUR Currency	BNP Paribas SA	—	07/16/20	USD	1.16	EUR	1,194	$(526)
ASML Holding NV	UBS AG	277	07/17/20	EUR	290.00	EUR	91	(12,192)
Western Digital Corp.	Bank of America NA	1,120	07/17/20	USD	47.50	USD	49	(879)
EUR Currency	Bank of America NA	—	07/23/20	USD	1.12	EUR	1,563	(15,921)
AUD Currency	JPMorgan Chase Bank NA	—	07/24/20	USD	0.67	AUD	1,042	(23,050)
SPDR Gold Shares(a)	JPMorgan Chase Bank NA	5,241	07/31/20	USD	177.50	USD	877	(3,899)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International plc	17,029	08/19/20	USD	321.88	USD	5,330	(2,550)
Agilent Technologies, Inc.	Citibank NA	2,575	08/21/20	USD	97.50	USD	228	(2,897)
Sanofi	Barclays Bank plc	856	08/21/20	EUR	98.00	EUR	78	(941)
SPDR Gold Shares(a)	Societe Generale SA	7,861	08/21/20	USD	180.00	USD	1,316	(9,715)

86	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
SPDR Gold Shares(a)	Societe Generale SA	10,461	08/31/20	USD	175.00	USD	1,751	$(27,397)
EUR Currency	JPMorgan Chase Bank NA	—	09/17/20	USD	1.16	EUR	796	(4,115)
Apple, Inc.	Morgan Stanley & Co. International plc	1,300	09/18/20	USD	370.00	USD	474	(24,528)
ASML Holding NV	Credit Suisse International	179	09/18/20	EUR	305.00	EUR	59	(7,087)
Roche Holding AG	Barclays Bank plc	224	09/18/20	CHF	365.00	CHF	74	(423)
Sanofi	Barclays Bank plc	856	09/18/20	EUR	102.00	EUR	78	(556)
SPDR Gold Shares(a)	Goldman Sachs International	1,388	09/18/20	USD	195.00	USD	232	(1,041)
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	3,928	09/18/20	USD	190.00	USD	657	(4,223)
Union Pacific Corp.	Goldman Sachs International	1,284	09/18/20	USD	200.00	USD	217	(816)
EUR Currency	Bank of America NA	—	09/25/20	USD	1.16	EUR	921	(5,342)
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	8,720	09/30/20	USD	187.50	USD	1,459	(13,674)
Roche Holding AG	Barclays Bank plc	308	10/16/20	CHF	370.00	CHF	101	(752)
Capital One Financial Corp.	Nomura International plc	1,251	11/20/20	USD	70.00	USD	78	(6,936)
SPDR Gold Shares(a)	BNP Paribas SA	9,371	12/18/20	USD	225.00	USD	1,568	(8,762)
Tencent Holdings Ltd.	JPMorgan Chase Bank NA	1,668	29/09/2020	HKD	454.15	HKD	832	(10,830)

								(189,052)

Put
USD Currency	Morgan Stanley & Co. International plc	—	07/09/20	JPY	97.00	USD	1,406	(2)
ASML Holding NV	UBS AG	277	07/17/20	EUR	220.00	EUR	91	(21)
SPDR Gold Shares(a)	Societe Generale SA	4,365	07/17/20	USD	158.00	USD	731	(1,113)
USD Currency	JPMorgan Chase Bank NA	—	07/21/20	JPY	103.00	USD	1,562	(304)
EUR Currency	Bank of America NA	—	07/23/20	USD	1.03	EUR	1,563	(5)
AUD Currency	JPMorgan Chase Bank NA	—	07/24/20	USD	0.58	AUD	1,042	(20)
EUR Currency	Deutsche Bank AG	—	08/19/20	JPY	110.00	EUR	494	(174)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International plc	17,029	08/19/20	USD	250.02	USD	5,330	(31)
Agilent Technologies, Inc.	Citibank NA	1,717	08/21/20	USD	75.00	USD	152	(1,562)
Capital One Financial Corp.	Nomura International plc	1,251	08/21/20	USD	44.00	USD	78	(867)
Sanofi	Barclays Bank plc	856	08/21/20	EUR	80.00	EUR	78	(772)
SPDR Gold Shares(a)	Societe Generale SA	6,974	08/31/20	USD	155.00	USD	1,167	(6,816)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	3,762	09/11/20	JPY	3,820.96	JPY	11,406	(27,733)
ASML Holding NV	Credit Suisse International	179	09/18/20	EUR	235.00	EUR	59	(505)
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank plc	241	09/18/20	EUR	355.00	EUR	94	(2,827)
Roche Holding AG	Barclays Bank plc	224	09/18/20	CHF	305.00	CHF	74	(1,454)
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	4,344	09/18/20	USD	145.00	USD	727	(2,106)
Union Pacific Corp.	Goldman Sachs International	942	09/18/20	USD	155.00	USD	159	(5,556)
SPDR Gold Shares(a)	Goldman Sachs International	2,592	09/30/20	USD	153.00	USD	434	(3,464)
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	5,231	09/30/20	USD	155.00	USD	876	(8,679)
Roche Holding AG	Barclays Bank plc	154	10/16/20	CHF	300.00	CHF	51	(1,078)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	3,764	12/11/20	JPY	3,786.60	JPY	11,412	(30,067)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	4,226	03/12/21	JPY	3,400.00	JPY	12,813	(27,969)
TOPIX Bank Index	BNP Paribas SA	108,940	03/12/21	JPY	131.00	JPY	12,645	(21,526)
Tencent Holdings Ltd.	JPMorgan Chase Bank NA	1,668	29/09/2020	HKD	350.94	HKD	832	(108)

								(144,759)

								$(333,811)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

CONSOLIDATED SCHEDULES OF INVESTMENTS	87

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

OTC Credit Default Swaptions Written

	Paid by the Fund		Received by the Fund
Description	Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Expiration Date	Credit Rating (a)		Exercise Price	Notional Amount (000) (b)		Value
Call
Sold Protection on 5-Year Credit Default Swap	CDX.NA.IG.34.V1	Quarterly	1.00%	Quarterly	Morgan Stanley & Co. International plc	08/19/20	NR	USD	70.00	USD	979	$(1,858)

Put
Sold Protection on 5-Year Credit Default Swap	CDX.NA.IG.34.V1	Quarterly	1.00%	Quarterly	Morgan Stanley & Co. International plc	08/19/20	NR	USD	95.00	USD	490	(1,027)

												$(2,885)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
2-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.88%	Semi-Annual	Bank of America NA	08/13/20	0.88%	USD	4,871	$(65,194)
					Morgan Stanley & Co.
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.68%	Semi-Annual	International plc	09/10/20	0.68	USD	154	(1,935)
					JPMorgan Chase
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.66%	Semi-Annual	Bank NA	09/23/20	0.66	USD	234	(2,988)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.76%	Semi-Annual	Deutsche Bank AG	09/25/20	0.76	USD	187	(3,512)
					Morgan Stanley & Co.
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.69%	Semi-Annual	International plc	10/21/20	0.69	USD	690	(17,016)
					Goldman Sachs
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.60%	Semi-Annual	International	12/18/20	0.60	USD	943	(28,291)
					JPMorgan Chase
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.50%	Semi-Annual	Bank NA	06/04/21	0.50	USD	798	(28,126)
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.50%	Semi-Annual	BNP Paribas SA	06/11/21	0.50	USD	260	(9,289)
	6 month
5-Year Interest Rate Swap(a)	EURIBOR	Semi-Annual	(0.02)%	Annual	Barclays Bank plc	04/08/22	(0.02)	EUR	1,330	(27,942)
	6 month
5-Year Interest Rate Swap(a)	EURIBOR	Semi-Annual	(0.13)%	Annual	Barclays Bank plc	04/19/22	(0.13)	EUR	870	(14,650)
	6 month
5-Year Interest Rate Swap(a)	EURIBOR	Semi-Annual	(0.15)%	Annual	Barclays Bank plc	04/19/22	(0.15)	EUR	353	(5,674)

										(204,617)

Put
2-Year Interest Rate Swap(a)	1.88%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	08/13/20	1.88	USD	5,127	—
					Goldman Sachs
10-Year Interest Rate Swap(a)	0.88%	Semi-Annual	3 month LIBOR	Quarterly	International	08/19/20	0.88	USD	2,389	(5,598)
					Morgan Stanley & Co.
10-Year Interest Rate Swap(a)	0.68%	Semi-Annual	3 month LIBOR	Quarterly	International plc	09/10/20	0.68	USD	154	(1,615)
					JPMorgan Chase
10-Year Interest Rate Swap(a)	0.66%	Semi-Annual	3 month LIBOR	Quarterly	Bank NA	09/23/20	0.66	USD	234	(2,901)
10-Year Interest Rate Swap(a)	0.76%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	09/25/20	0.76	USD	187	(1,541)
					Morgan Stanley & Co.
30-Year Interest Rate Swap(a)	1.19%	Semi-Annual	3 month LIBOR	Quarterly	International plc	10/21/20	1.19	USD	690	(15,173)
					Goldman Sachs
30-Year Interest Rate Swap(a)	1.20%	Semi-Annual	3 month LIBOR	Quarterly	International	12/18/20	1.20	USD	943	(26,245)
					JPMorgan Chase
10-Year Interest Rate Swap(a)	2.00%	Semi-Annual	3 month LIBOR	Quarterly	Bank NA	02/11/22	2.00	USD	1,899	(9,315)
			6 month
5-Year Interest Rate Swap(a)	(0.02)%	Annual	EURIBOR	Semi-Annual	Barclays Bank plc	04/08/22	(0.02)	EUR	1,330	(9,272)

88	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
5-Year Interest Rate Swap(a)	(0.13)%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	04/19/22	(0.13%	EUR	870	$(7,931)
5-Year Interest Rate Swap(a)	(0.15)%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	04/19/22	(0.15)	EUR	353	(3,374)

										(82,965)

										$(287,582)

(a)	Forward settling swaption.

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24	USD	6,863	$(83,384)	$(135,105)	$51,721
CDX.NA.HY.34.V6	5.00	Quarterly	06/20/25	USD	349	1,973	15,805	(13,832)

						$(81,411)	$(119,300)	$37,889

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.EUR. CROSSOVER.32.V1	5.00%	Quarterly	12/20/24	CCC+		EUR	170		$10,810	$22,874	$(12,064)
ITRAXX.EUR. CROSSOVER.33.V1	5.00	Quarterly	06/20/25	B		EUR	384		23,065	5,414	17,651

									$33,875	$28,288	$5,587

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
3 month BA	Semi-Annual	1.91%	Semi-Annual	N/A		07/09/21	CAD	5,597	$66,928	$—	$66,928
1.06%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/27/22	USD	8,441	(145,735)	—	(145,735)
0.53%	Semi-Annual	3 month LIBOR	Quarterly	06/06/22	(a)	06/06/24	USD	1,612	(7,116)	—	(7,116)
1.60%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/24/25	USD	3,507	(224,593)	44	(224,637)
0.69%	Semi-Annual	3 month LIBOR	Quarterly	N/A		06/23/30	USD	392	(2,054)	—	(2,054)
0.89%	Semi-Annual	3 month LIBOR	Quarterly	07/02/20	(a)	07/02/50	USD	291	—	—	—

									$(312,570)	$44	$(312,614)

(a)	Forward swap.

CONSOLIDATED SCHEDULES OF INVESTMENTS	89

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

OTC Total Return Swaps

Reference Entity		Fixed Amount Paid / (Received) by the Fund	(a)	Counterparty	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
S&P 500 Index Annual Dividend Future December 2020	USD	35,981		Goldman Sachs International	12/18/20	USD	36	$5,719	$—	$5,719
GSCBBL8X	USD	164,369		Goldman Sachs International	01/22/21	USD	164	75,559	—	75,559
GSCBBL8X	USD	222,154		Goldman Sachs International	01/25/21	USD	222	100,640	—	100,640
S&P 500 Index Annual Dividend Future December 2021	USD	48,550		BNP Paribas SA	12/17/21	USD	49	1,950	—	1,950

								$183,868	$—	$183,868

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Date	Net Notional	Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Citibank NA	01/5/21-05/31/23	$217,023	$(9,017	)(b)	$202,763	0.2%
	JPMorgan Chase Bank NA	02/08/23	(130,735)	5,876	(c)	(124,337)	0.1

				$(3,141)		$78,426

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 5-800 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

    Intercontinental Exchange LIBOR:

        USD 1 Week

        USD 1 Month

    USD Overnight Bank Funding Rate

(b)	Amount includes $5,243 of net dividends and financing fees.
(c)	Amount includes $(522) of net dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank NA, as of June 30, 2020, expiration dates 01/5/21-05/31/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Italy
Leonardo SpA	46,069	$307,112	151.5%

Total Reference Entity — Long		307,112

Reference Entity — Short

China
China Communications Services Corp. Ltd., Class H	(2,000)	(1,253)	(0.6)
China Eastern Airlines Corp. Ltd., Class H	(8,000)	(2,880)	(1.4)
China Everbright International Ltd.	(4,000)	(2,122)	(1.0)
China Literature Ltd.	(800)	(5,425)	(2.7)
China Molybdenum Co. Ltd., Class H	(6,000)	(1,981)	(1.0)

	Shares	Value	% of Basket Value

China (continued)
Longfor Group Holdings Ltd.	(1,000)	$(4,787)	(2.4)%
Ping An Healthcare and
Technology Co. Ltd.	(200)	(3,066)	(1.5)
Prosus NV	(7)	(651)	(0.3)
Semiconductor Manufacturing
International Corp.	(2,000)	(7,016)	(3.5)
Shanghai Fosun Pharmaceutical
Group Co. Ltd., Class H	(1,000)	(3,353)	(1.7)
Xiaomi Corp., Class B	(3,800)	(6,315)	(3.1)
ZTO Express Cayman, Inc.,
ADR	(33)	(1,211)	(0.6)

		(40,060)

Denmark
Orsted A/S	(24)	(2,770)	(1.4)

France
Hermes International	(3)	(2,519)	(1.2)

90	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

	Shares	Value	% of Basket Value

Germany
Deutsche Bank AG (Registered)	(239)	$(2,280)	(1.1)%
Sartorius AG (Preference)	(4)	(1,320)	(0.7)

		(3,600)

Hong Kong
Sino Biopharmaceutical Ltd.	(2,000)	(3,769)	(1.8)
Wharf Real Estate Investment Co. Ltd.	(1,000)	(4,801)	(2.4)

		(8,570)

Japan
ANA Holdings, Inc.	(100)	(2,285)	(1.1)

Norway
Equinor ASA	(142)	(2,046)	(1.0)

Peru
Southern Copper Corp.	(23)	(915)	(0.5)

Poland
Polskie Gornictwo Naftowe i Gazownictwo SA	(923)	(1,064)	(0.5)

South Korea
Celltrion Healthcare Co. Ltd.	(73)	(6,618)	(3.3)
Korea Shipbuilding & Offshore Engineering Co. Ltd.	(47)	(3,460)	(1.7)

		(10,078)

Spain
CaixaBank SA	(1,374)	(2,940)	(1.4)

Sweden
Svenska Handelsbanken AB, Class A	(261)	(2,478)	(1.2)
Swedbank AB, Class A	(100)	(1,284)	(0.7)

		(3,762)

Switzerland
Schindler Holding AG	(3)	(710)	(0.3)

Taiwan
China Steel Corp.	(1,000)	(704)	(0.3)

United Kingdom
National Grid plc	(292)	(3,563)	(1.8)

United States
Archer-Daniels-Midland Co.	(56)	(2,234)	(1.1)
Boeing Co. (The)	(15)	(2,749)	(1.4)
Fidelity National Information Services, Inc.	(8)	(1,073)	(0.5)
General Dynamics Corp.	(34)	(5,082)	(2.5)
Keurig Dr Pepper, Inc.	(123)	(3,493)	(1.7)
Kraft Heinz Co. (The)	(10)	(319)	(0.2)
Lululemon Athletica, Inc.	(7)	(2,184)	(1.1)
Marriott International, Inc., Class A	(19)	(1,629)	(0.8)

		(18,763)

Total Reference Entity — Short		(104,349)

Net Value of Reference Entity — Citibank NA		$202,763

The following table represents the individual short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank NA, as of June 30, 2020, expiration date 02/08/23:

Reference Entity — Short

Australia
Ramsay Health Care Ltd.	(155)	$(7,158)	5.7%
Scentre Group	(1,103)	(1,675)	1.3
Sydney Airport	(183)	(722)	0.6
Transurban Group	(71)	(696)	0.6

		(10,251)

Brazil
Atacadao SA	(100)	(368)	0.3
Hapvida Participacoes e Investimentos SA	(200)	(2,313)	1.9
Lojas Americanas SA (Preference)	(273)	(1,622)	1.3
Magazine Luiza SA	(521)	(6,879)	5.5
Suzano SA	(624)	(4,243)	3.4
WEG SA	(199)	(1,879)	1.5

		(17,304)

China
Aluminum Corp. of China Ltd., Class H	(6,000)	(1,132)	0.9
Autohome, Inc., ADR	(31)	(2,340)	1.9
China Everbright International Ltd.	(3,000)	(1,592)	1.3
China Gas Holdings Ltd.	(400)	(1,239)	1.0
China Jinmao Holdings Group Ltd.	(6,000)	(4,270)	3.4
China Southern Airlines Co. Ltd., Class H	(12,000)	(5,366)	4.3
China State Construction International Holdings Ltd.	(6,000)	(3,525)	2.9
Geely Automobile Holdings Ltd.	(3,000)	(4,766)	3.8
iQIYI, Inc., ADR	(278)	(6,447)	5.2
Shenzhou International Group Holdings Ltd.	(100)	(1,216)	1.0

		(31,893)

Germany
Knorr-Bremse AG	(39)	(3,958)	3.2

Hong Kong
Link REIT	(100)	(821)	0.7

Japan
Nippon Paint Holdings Co. Ltd.	(100)	(7,294)	5.9
Sony Financial Holdings, Inc.	(100)	(2,414)	1.9

		(9,708)

Poland
CD Projekt SA	(14)	(1,411)	1.1

Singapore
Oversea-Chinese Banking Corp. Ltd.	(100)	(652)	0.5

South Africa
Capitec Bank Holdings Ltd.	(40)	(1,988)	1.6
Shoprite Holdings Ltd.	(258)	(1,586)	1.3
Vodacom Group Ltd.	(457)	(3,242)	2.6

		(6,816)

South Korea
AMOREPACIFIC Group (Preference)	(7)	(200)	0.1
Samsung C&T Corp.	(29)	(2,821)	2.3

		(3,021)

CONSOLIDATED SCHEDULES OF INVESTMENTS	91

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

	Shares	Value	% of Basket Value

Spain
Aena SME SA	(8)	$(1,070)	0.9%
Industria de Diseno Textil SA	(51)	(1,353)	1.1

		(2,423)

Switzerland
Swisscom AG (Registered)	(4)	(2,098)	1.7

United Kingdom
Tesco plc	(807)	(2,270)	1.8

United States
Conagra Brands, Inc.	(99)	(3,482)	2.8
Dominion Energy, Inc.	(12)	(974)	0.8

	Shares	Value	% of Basket Value

United States (continued)
EOG Resources, Inc.	(21)	$(1,064)	0.8%
Fox Corp., Class A	(422)	(11,322)	9.1
General Mills, Inc.	(23)	(1,418)	1.1
Hilton Worldwide Holdings, Inc.	(45)	(3,305)	2.7
Hormel Foods Corp.	(25)	(1,207)	1.0
Roper Technologies, Inc.	(16)	(6,212)	5.0
Ross Stores, Inc.	(32)	(2,727)	2.2

		(31,711)

Total Reference Entity — Short		(124,337)

Net Value of Reference Entity — JPMorgan Chase Bank NA		$(124,337)

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month BA	Canadian Bankers Acceptances	0.56%
3 month LIBOR	London Interbank Offered Rate	0.30
6 month EURIBOR	Euro Interbank Offered Rate	(0.31)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$ 44,137	$ (135,105)	$ 136,300	$ (405,438)	$ —
OTC Swaps	—	—	189,744	(9,017)	—
Options Written	N/A	N/A	518,902	(622,018)	(1,636,074)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

92	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$—	$—	$24,268	$—	$134,462	$—	$158,730
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	213,298	—	—	213,298
Options purchased(b) Investments at value — unaffiliated(c)	—	—	1,634,779	48,210	249,458	—	1,932,447
Swaps — centrally cleared Unrealized appreciation on centrally cleared swaps(a)	—	69,372	—	—	66,928	—	136,300
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	189,744	—	—	—	189,744

	$—	$69,372	$1,848,791	$261,508	$450,848	$—	$2,630,519

Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	—	—	109,324	—	40,890	—	150,214
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	249,732	—	—	249,732
Options written Options written at value	—	2,885	1,293,513	52,094	287,582	—	1,636,074
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	25,896	—	—	379,542	—	405,438
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	9,017	—	—	—	9,017

	$—	$28,781	$1,411,854	$301,826	$708,014	$—	$2,450,475

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes forward settling swaptions.
(c)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,102,425	$—	$1,276,991	$—	$2,379,416
Forward foreign currency exchange contracts	—	—	—	(795,585)	—	—	(795,585)
Options purchased (a)	—	—	(86,932)	(95,306)	(142,453)	—	(324,691)
Options written	—	—	321,544	163,711	101,376	—	586,631
Swaps	—	65,224	(8,258)	—	(116,099)	—	(59,133)

	$—	$65,224	$1,328,779	$(727,180)	$1,119,815	$—	$1,786,638

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	(90,100)	—	98,803	—	8,703
Forward foreign currency exchange contracts	—	—	—	(324,178)	—	—	(324,178)
Options purchased (b)	—	—	326,866	(24,975)	129,776	—	431,667
Options written	—	971	(191,203)	10,866	(63,147)	—	(242,513)
Swaps	—	79,580	266,905	—	(324,272)	—	22,213

	$—	$80,551	$312,468	$(338,287)	$(158,840)	$—	$(104,108)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

CONSOLIDATED SCHEDULES OF INVESTMENTS	93

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$19,559,008
Average notional value of contracts — short	27,973,721
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	15,070,609
Average amounts sold — in USD	18,177,195
Options:
Average value of option contracts purchased	1,210,074
Average value of option contracts written	1,527,748
Average notional value of swaption contracts purchased	6,459,866
Average notional value of swaption contracts written	25,619,204
Credit default swaps:
Average notional value — buy protection	7,283,017
Average notional value — sell protection	404,668
Interest rate swaps:
Average notional value — pays fixed rate	16,767,078
Average notional value — receives fixed rate	6,466,325
Total return swaps:
Average notional value	482,320

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$40,901	$128,034
Forward foreign currency exchange contracts	213,298	249,732
Options(a)(b)	1,932,447	1,636,074
Swaps — Centrally cleared	—	3,678
Swaps — OTC(c)	189,744	9,017

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,376,390	$2,026,535
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,266,431)	(1,120,202)

Total derivative assets and liabilities subject to an MNA	$1,109,959	$906,333

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
(b)	Includes forward settling swaptions.
(c)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

94	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$86,096	$(86,096)	$—	$—	$—
Barclays Bank plc	15,778	(15,778)	—	—	—
BNP Paribas SA	30,290	(30,290)	—	—	—
BNP Paribas SA(c)	38,187	(8,762)	—	—	29,425
Citibank NA	99,414	(17,750)	—	—	81,664
Credit Suisse International	25,408	(25,408)	—	—	—
Deutsche Bank AG	17,996	(12,615)	—	—	5,381
Goldman Sachs International	260,536	(106,324)	—	—	154,212
Goldman Sachs International(c)	8,397	(4,505)	—	—	3,892
HSBC Bank plc	1,461	(1,461)	—	—	—
JPMorgan Chase Bank NA	136,996	(136,996)	—	—	—
JPMorgan Chase Bank NA(c)	13,578	(3,899)	—	—	9,679
Morgan Stanley & Co. International plc	163,907	(163,907)	—	—	—
Morgan Stanley & Co. International plc(c)	74,700	(28,682)	—	—	46,018
Nomura International plc	15,853	(7,803)	—	—	8,050
Societe Generale SA(c)	117,658	(45,041)	—	—	72,617
UBS AG	3,704	(3,704)	—	—	—

	$1,109,959	$(699,021)	$—	$—	$410,938

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)
Bank of America NA	$89,592	$(86,096)	$—	$(3,496)	$—
Barclays Bank plc	100,190	(15,778)	—	—	84,412
BNP Paribas SA	43,242	(30,290)	—	—	12,952
BNP Paribas SA(c)	8,762	(8,762)	—	—	—
Citibank NA	17,750	(17,750)	—	—	—
Credit Suisse International	28,263	(25,408)	—	—	2,855
Deutsche Bank AG	12,615	(12,615)	—	—	—
Goldman Sachs International	106,324	(106,324)	—	—	—
Goldman Sachs International(c)	4,505	(4,505)	—	—	—
HSBC Bank plc	9,932	(1,461)	—	—	8,471
JPMorgan Chase Bank NA	167,458	(136,996)	—	—	30,462
JPMorgan Chase Bank NA(c)	3,899	(3,899)	—	—	—
Morgan Stanley & Co. International plc	194,679	(163,907)	—	—	30,772
Morgan Stanley & Co. International plc(c)	28,682	(28,682)	—	—	—
Nomura International plc	7,803	(7,803)	—	—	—
Societe Generale SA(c)	45,041	(45,041)	—	—	—
UBS AG	37,596	(3,704)	—	—	33,892

	$906,333	$(699,021)	$—	$(3,496)	$203,816

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Represents derivatives owned by the BlackRock Cayman Global Allocation Portfolio I, Ltd., a wholly-owned subsidiary of the Fund. See Note 1 of the Notes to Consolidated Financial Statements.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

CONSOLIDATED SCHEDULES OF INVESTMENTS	95

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$654,493	$—	$654,493
Common Stocks:
Australia	—	106,622	116,368	222,990
Belgium	—	226,315	—	226,315
Brazil	20,411	—	—	20,411
Canada	1,079,826	—	—	1,079,826
Chile	5,685	—	—	5,685
China	786,917	2,954,569	—	3,741,486
Denmark	—	108,875	—	108,875
Finland	—	402,395	—	402,395
France	—	3,781,896	—	3,781,896
Germany	—	2,751,939	—	2,751,939
Hong Kong	—	1,469,718	—	1,469,718
India	26,536	920,208	—	946,744
Indonesia	—	54,822	—	54,822
Italy	—	2,910,718	—	2,910,718
Japan	—	4,097,327	—	4,097,327
Mexico	4,763	—	—	4,763
Netherlands	1,925,897	2,274,152	—	4,200,049
Poland	—	1,367	—	1,367
Portugal	—	39,060	—	39,060
Saudi Arabia	—	767	—	767
Singapore	—	515,874	—	515,874
South Africa	—	12,960	—	12,960
South Korea	—	301,944	—	301,944
Spain	—	512,744	—	512,744
Sweden	—	6,936	—	6,936
Switzerland	73,828	2,018,909	—	2,092,737
Taiwan	—	1,598,911	—	1,598,911
Thailand	—	95,220	—	95,220
Turkey	—	8,455	—	8,455
United Kingdom	2,643	2,248,110	254,370	2,505,123
United States	70,116,424	639,765	7,096	70,763,285
Zambia	81,086	—	—	81,086
Corporate Bonds
Australia	—	8,203	801,704	809,907
Brazil	—	74,002	—	74,002
Canada	—	18,946	—	18,946
Chile	—	47	—	47
China	—	300	—	300
Germany	—	112,350	—	112,350
Greece	—	126,989	—	126,989
India	—	2	—	2
Japan	—	52,932	—	52,932
Luxembourg	—	181,538	—	181,538
Netherlands	—	219,140	—	219,140
South Korea	—	8,180	—	8,180
Turkey	—	—	101,040	101,040
United States	—	9,485,834	—	9,485,834
Floating Rate Loan Interests:
France	—	202,703	—	202,703
Netherlands	—	606,471	—	606,471
United States	—	287,984	321,874	609,858
Foreign Agency Obligations	—	69,082	—	69,082
Foreign Government Obligations	—	8,900,245	—	8,900,245
Investment Companies	8,009,236	—	—	8,009,236

96	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

	Level 1	Level 2	Level 3	Total
Non-Agency Mortgage-Backed Securities	$—	$409,186	$—	$409,186
Preferred Securities:
Brazil	41,240	—	—	41,240
United Kingdom	—	565,349	—	565,349
United States	660,022	589,616	1,590,820	2,840,458
Rights	289	—	—	289
U.S. Government Sponsored Agency Securities	—	3,565,437	—	3,565,437
U.S. Treasury Obligations	—	15,439,287	—	15,439,287
Warrants	—	—	4,686	4,686
Short-Term Securities:
Foreign Government Obligations	—	8,209,830	—	8,209,830
Money Market Funds	692,257	—	—	692,257
Time Deposits	—	164,117	—	164,117
U.S. Treasury Obligations	—	10,748,750	—	10,748,750
Options Purchased:
Equity contracts	1,225,530	409,249	—	1,634,779
Foreign currency exchange contracts	—	48,210	—	48,210
Interest rate contracts	51,490	197,968	—	249,458
Liabilities:
Investments Sold Short	(133,327)	—	—	(133,327)

Subtotal	$84,670,753	$91,417,018	$3,197,958	$179,285,729

Investments valued at NAV(a)				4,696,473

Total Investments				$183,982,202

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$69,372	$—	$69,372
Equity contracts	24,268	189,744	—	214,012
Foreign currency exchange contracts	—	213,298	—	213,298
Interest rate contracts	134,462	66,928	—	201,390
Liabilities:
Credit contracts	—	(28,781)	—	(28,781)
Equity contracts	(1,097,814)	(314,040)	—	(1,411,854)
Foreign currency exchange contracts	—	(301,826)	—	(301,826)
Interest rate contracts	(40,890)	(667,124)	—	(708,014)

	$(979,974)	$(772,429)	$—	$(1,752,403)

The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Warrants	Total
Investments:
Assets:
Opening balance, as of December 31, 2019	$339,164	$892,714	$—	$887,301	$—	$2,119,179
Transfers into level 3	198,353	—	—	—	—	198,353
Transfers out of level 3	—	—	—	—	—	—
Accrued discounts/premiums	—	(506)	200	—	—	(306)
Net realized gain	1,874	—	—	2	—	1,876
Net change in unrealized appreciation (depreciation)(a)(b)	(159,252)	(4,677)	8,087	264,689	4,686	113,533
Purchases	—	15,213	313,587	438,928	—	767,728
Sales	(2,305)	—	—	(100)	—	(2,405)

Closing balance, as of June 30, 2020	$377,834	$902,744	$321,874	$1,590,820	$4,686	$3,197,958

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020(b)	$(159,252)	$(4,677)	$8,087	$264,692	$4,686	$113,536

CONSOLIDATED SCHEDULES OF INVESTMENTS	97

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation Portfolio

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $547,721. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Common Stocks(b)	$377,834	Income	Discount Rate	16%	—
		Market	Revenue Multiple	3.13x-14.75x	3.45x
			EBITDA	32.00x	—
			Volatility	52%	—
			Time to Exit	1.9	—
Corporate Bonds	902,744	Income	Discount Rate	16%-29%	17%
Floating Rate Loan Interests	60,467	Income	Discount Rate	11%	—
Preferred Stocks(c)(d)	1,304,506	Market	Revenue Multiple	6.93x-16.00x	12.07x
			Time to Exit	1.9-3.0	2.4
			Volatility	40%-61%	52%
Warrants	4,686	Market	Revenue Multiple	6.93x	—
			Time to Exit	3.0	—
			Volatility	40%	—

	$2,650,237

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end June 30, 2020, the valuation technique for investments classified as Common Stocks amounting to $254,370 changed to Current Value. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

(c)

For the period end June 30, 2020, the valuation technique for investments classified as Preferred Stocks amounting to $248,357 changed to Current Value. The investments were previously valued utilizing PWERM approach. The change was due to consideration of the information that was available at the time the investments were valued.

(d)

For the period end June 30, 2020, the valuation technique for investments classified as Preferred Stocks amounting to $347,184 changed to Current Value. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

98	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Government Money Market Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Government Sponsored Agency Obligations — 42.0%
Federal Farm Credit Bank Discount Notes(a):
0.10%, 07/07/20	USD	25	$24,993
0.14%, 09/03/20		995	992,258
0.14%, 09/28/20		260	258,971
0.15%, 10/02/20		300	299,597
0.17%, 11/12/20		655	654,659
0.18%, 12/08/20		1,670	1,658,838
0.18%, 01/19/21		660	658,741
0.18%, 01/20/21		155	154,231
0.17%, 02/12/21		565	563,475
0.17%, 03/17/21		440	439,145
0.15%, 06/01/21		620	618,904
Federal Farm Credit Bank Variable Rate Notes(b):
(LIBOR USD 1 Month - 0.05%), 0.14%, 08/17/20		455	455,000
(LIBOR USD 1 Month - 0.04%), 0.15%, 09/11/20		545	544,997
(LIBOR USD 1 Month + 0.03%), 0.21%, 12/14/20		685	684,987
(LIBOR USD 1 Month + 0.05%), 0.24%, 04/16/21		700	700,000
(US Treasury 3 Month Bill Money Market Yield + 0.26%), 0.41%, 06/17/21		470	469,955
(LIBOR USD 1 Month + 0.16%), 0.33%, 07/01/21		380	380,000
(US Treasury 3 Month Bill Money Market Yield + 0.23%), 0.38%, 07/08/21		275	275,000
(LIBOR USD 1 Month + 0.11%), 0.30%, 11/12/21		130	130,000
(SOFR + 0.19%), 0.27%, 11/18/21		215	215,000
Federal Farm Credit Banks Funding Corp. Variable Rate Notes(b):
(US Federal Funds Effective Rate (continuous series) + 0.10%), 0.18%, 12/16/20		55	55,000
(SOFR + 0.08%), 0.16%, 01/14/21		215	215,000
(US Treasury 3 Month Bill Money Market Yield + 0.15%), 0.30%, 12/13/21		300	299,567
(SOFR + 0.18%), 0.26%, 01/14/22		490	490,000
Federal Home Loan Bank:
2.63%, 10/01/20		285	285,690
0.20%, 06/17/21		250	249,981
Federal Home Loan Bank Discount Notes(a):
0.10%, 07/06/20		2,145	2,144,532
0.11%, 07/08/20		670	669,978
0.11%, 07/15/20		505	504,694
0.12%, 07/22/20		975	974,932
0.12%, 07/31/20		2,075	2,072,295
0.15%, 08/05/20		1,920	1,919,778
0.15%, 08/14/20		805	803,444
0.15%, 08/17/20		775	773,892
0.15%, 08/20/20		1,725	1,724,401
0.15%, 08/21/20		530	528,855
0.15%, 08/28/20		170	169,742
0.18%, 12/04/20		655	653,013
0.16%, 06/11/21		460	459,118
Federal Home Loan Bank Variable Rate Notes(b):
(LIBOR USD 1 Month + 0.01%), 0.18%, 07/10/20		1,005	1,005,000
(SOFR + 0.08%), 0.16%, 07/24/20		170	170,000
(SOFR + 0.03%), 0.11%, 08/05/20		200	200,000
(SOFR + 0.02%), 0.10%, 08/19/20		305	305,000

Security		Par (000)	Value

U.S. Government Sponsored Agency Obligations (continued)
(LIBOR USD 1 Month - 0.05%), 0.14%, 08/20/20	USD	395	$395,000
(SOFR + 0.03%), 0.11%, 08/21/20		145	145,000
(SOFR + 0.02%), 0.10%, 08/28/20		975	975,000
(SOFR + 0.09%), 0.16%, 09/11/20		790	790,000
(SOFR + 0.11%), 0.19%, 10/01/20		600	600,000
(SOFR + 0.12%), 0.20%, 10/07/20		290	290,000
(SOFR + 0.13%), 0.21%, 10/16/20		2,455	2,455,000
(SOFR + 0.05%), 0.13%, 01/22/21		190	190,000
(SOFR + 0.04%), 0.12%, 02/09/21		1,050	1,049,893
(SOFR + 0.08%), 0.16%, 03/04/21		320	320,000
(SOFR + 0.12%), 0.20%, 03/12/21		545	545,000
(SOFR + 0.11%), 0.19%, 03/25/21		225	225,000
(LIBOR USD 1 Month - 0.01%), 0.16%, 04/05/21		910	910,000
(LIBOR USD 1 Month - 0.02%), 0.16%, 04/27/21		470	469,888
(SOFR + 0.16%), 0.24%, 05/07/21		1,500	1,500,000
(SOFR + 0.08%), 0.16%, 07/08/21		400	400,000
(SOFR + 0.09%), 0.16%, 09/10/21		950	950,000
(SOFR + 0.12%), 0.20%, 02/28/22		695	695,000
Federal Home Loan Mortgage Corp., (SOFR + 0.19%), 0.27%, 06/02/22(b)		610	610,000
Federal Home Loan Mortgage Corp. Discount Notes(a):
0.11%, 07/17/20		680	679,861
0.12%, 07/24/20		380	379,837
0.12%, 07/28/20		585	584,711
Federal Home Loan Mortgage Corp. Variable Rate Notes(b):
(SOFR + 0.03%), 0.11%, 02/26/21		415	415,000
(SOFR + 0.18%), 0.26%, 12/13/21		200	200,000
Federal National Mortgage Association(b):
(SOFR + 0.35%), 0.43%, 04/07/22		555	555,000
(SOFR + 0.39%), 0.47%, 04/15/22		615	615,000
Federal National Mortgage Association Discount Notes, 0.12%, 07/24/20(a)		385	384,835
Federal National Mortgage Association Variable Rate Notes, (SOFR + 0.07%), 0.15%, 12/11/20(b)		385	385,000

Total U.S. Government Sponsored Agency Obligations — 42.0% (Cost: $44,566,688)			44,566,688

U.S. Treasury Obligations — 21.8%
U.S. Treasury Bills(a):
0.10%, 07/14/20		2,000	1,999,908
0.11%, 07/21/20		3,000	2,999,792
0.12%, 07/23/20		2,000	1,999,847
0.13%, 07/30/20		965	964,901
0.13%, 08/04/20		3,000	2,999,603
0.14%, 08/18/20		1,100	1,099,828
0.14%, 08/27/20		690	689,064
0.14%, 09/03/20		400	399,420
0.14%, 09/10/20		265	264,091
0.16%, 10/15/20		490	489,582
0.16%, 10/22/20		1,300	1,299,377
0.16%, 10/29/20		315	314,841
0.18%, 11/10/20		75	74,952
0.15%, 11/24/20		1,255	1,254,065
0.16%, 02/25/21		1,000	998,805
0.17%, 05/20/21		735	733,945
U.S. Treasury Notes:
(US Treasury 3 Month Bill Money Market Yield + 0.05%), 0.20%, 10/31/20(b)		1,300	1,299,548

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Government Money Market Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
1.75%, 11/15/20	USD	110	$110,055
2.63%, 11/15/20		300	301,087
1.63%, 11/30/20		120	119,980
2.00%, 11/30/20		70	70,097
2.00%, 01/15/21		190	191,675
(US Treasury 3 Month Bill Money Market Yield + 0.12%), 0.27%, 01/31/21(b)		1,000	1,000,000
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 0.29%, 04/30/21(b)		100	99,932
(US Treasury 3 Month Bill Money Market Yield + 0.22%), 0.37%, 07/31/21(b)		1,000	1,000,000

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
(US Treasury 3 Month Bill Money Market Yield + 0.30%), 0.45%, 10/31/21(b)	USD	335	$335,266

Total U.S. Treasury Obligations — 21.8% (Cost: $23,109,661)			23,109,661

Total Repurchase Agreements — 32.5% (Cost: $34,400,000)			34,400,000

Total Investments — 96.3% (Cost: $102,076,349)(c)			102,076,349

Other Assets Less Liabilities — 3.7%			3,870,425

Net Assets — 100.0%			$105,946,774

(a)	Rates are the current rate or a range of current rates as of period end.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)	Cost for U.S. federal income tax purposes.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Bank of America Securities, Inc.	0.09%		06/30/20	07/01/20	$5,000	$5,000	$ 5,000,012	U.S. Government Sponsored Agency Obligation, 0.00%, due 03/23/28	$ 5,574,000	$5,100,433

BNP Paribas SA	0.09		06/30/20	07/01/20	4,000	4,000	4,000,010	U.S. Government Sponsored Agency Obligations and U.S. Treasury Obligations, 0.00% to 4.50%, due 11/15/26 to 11/15/48	17,653,740	4,080,001

Goldman Sachs & Co. LLC	0.11		06/24/20	07/01/20	3,900	3,900	3,900,083	U.S. Treasury Obligation, 0.00%, due 11/15/43	5,531,600	3,978,011

JP Morgan Securities LLC	0.07		06/30/20	07/01/20	4,000	4,000	4,000,008	U.S. Treasury Obligations, 0.00% to 2.00%, due 10/15/20 to 05/15/25	4,038,962	4,080,003
	0.26	(a)	06/30/20	08/05/20	2,500	2,500	2,500,656	U.S. Government Sponsored Agency Obligations, 0.02% to 6.35%, due 05/16/37 to 02/16/54	249,098,807	2,625,000

Total JP Morgan Securities LLC						$6,500				$6,705,003

Mizuho Securities USA LLC	0.09		06/30/20	07/01/20	7,000	7,000	7,000,017	U.S. Government Sponsored Agency Obligations, 3.00% to 3.50%, due 02/25/50 to 05/01/50	6,676,709	7,285,288

TD Securities USA LLC	0.07		06/30/20	07/01/20	3,000	3,000	3,000,006	U.S. Treasury Obligations, 1.50% to 2.88%, due 07/31/20 to 05/15/21	3,022,800	3,060,025

Wells Fargo Securities LLC	0.07		06/30/20	07/01/20	5,000	5,000	5,000,010	U.S. Treasury Obligation, 1.75%, due 11/30/21	4,981,600	5,100,060

						$34,400				$35,308,821

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

100	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Government Money Market Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities	$—	$102,076,349	$—	$102,076,349

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (unaudited) June 30, 2020	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 1.2%

Building Products — 0.0%
AZEK Co., Inc. (The)(a)		17	$542

Chemicals — 0.3%
Element Solutions, Inc.(a)		7,232	78,467

Energy Equipment & Services — 0.0%(a)
McDermott International, Inc.		673	48
Pioneer Energy Services Corp.(b)		84	3,262

			3,310

Entertainment — 0.1%
Live Nation Entertainment, Inc.(a)		289	12,811

Equity Real Estate Investment Trusts (REITs) — 0.4%
Gaming and Leisure Properties, Inc.		1,344	46,502
VICI Properties, Inc.		2,984	60,247

			106,749

Hotels, Restaurants & Leisure — 0.1%
Churchill Downs, Inc.		43	5,726
Hilton Worldwide Holdings, Inc.		172	12,633
Six Flags Entertainment Corp.		660	12,679

			31,038

Life Sciences Tools & Services — 0.0%
PPD, Inc.(a)		114	3,055

Media — 0.0%
Clear Channel Outdoor Holdings, Inc.(a)		8,587	8,931

Metals & Mining — 0.1%
Constellium SE, Class A(a)		5,016	38,523

Pharmaceuticals — 0.2%
Bausch Health Cos., Inc.(a)		2,279	41,683

Total Common Stocks — 1.2% (Cost: $385,045)			325,109

	Par (000)

Corporate Bonds — 85.5%

Aerospace & Defense — 3.5%
Boeing Co. (The), 5.15%, 05/01/30	USD	130	144,954
Bombardier, Inc.(c):
8.75%, 12/01/21		76	61,750
5.75%, 03/15/22		8	5,904
6.13%, 01/15/23		26	17,883
7.50%, 12/01/24		42	27,510
7.50%, 03/15/25		2	1,305
7.88%, 04/15/27		98	64,190
BWX Technologies, Inc.(c):
5.38%, 07/15/26		14	14,425
4.13%, 06/30/28		22	21,945
Howmet Aerospace, Inc., 5.13%, 10/01/24	.	21	21,753
Huntington Ingalls Industries, Inc., 4.20%, 05/01/30(c)		17	18,943
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(c)		28	29,050
Leidos, Inc., 4.38%, 05/15/30(c)		25	28,161

Security		Par (000)	Value

Aerospace & Defense (continued)
Signature Aviation US Holdings, Inc.(c):
5.38%, 05/01/26	USD	3	$3,002
4.00%, 03/01/28		25	22,594
SSL Robotics LLC, 9.75%, 12/31/23(c)		11	11,770
TransDigm, Inc.(c):
8.00%, 12/15/25		61	64,111
6.25%, 03/15/26		410	408,983

			968,233

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.25%, 05/01/25(c)		6	6,285

Airlines — 0.2%(c)
American Airlines, Inc., 11.75%, 07/15/25		14	13,261
Delta Air Lines, Inc., 7.00%, 05/01/25		34	35,097

			48,358

Auto Components — 1.6%
Adient US LLC, 9.00%, 04/15/25(c)		17	18,312
Allison Transmission, Inc., 5.88%, 06/01/29(c)		60	62,400
Clarios Global LP(c):
6.75%, 05/15/25		22	22,880
6.25%, 05/15/26		110	113,438
8.50%, 05/15/27		111	111,549
Dealer Tire LLC, 8.00%, 02/01/28(c)		25	23,156
Goodyear Tire & Rubber Co. (The), 9.50%, 05/31/25		17	18,190
Icahn Enterprises LP:
6.75%, 02/01/24		12	12,090
4.75%, 09/15/24		13	12,223
6.38%, 12/15/25		19	18,810
6.25%, 05/15/26		6	6,004
5.25%, 05/15/27		27	26,055

			445,107

Automobiles — 0.7%
Ford Motor Co.:
8.50%, 04/21/23		21	22,208
4.35%, 12/08/26		5	4,664
4.75%, 01/15/43		9	7,090
5.29%, 12/08/46		10	8,223
General Motors Co.:
6.13%, 10/01/25		13	14,608
6.80%, 10/01/27		50	58,263
5.00%, 10/01/28		5	5,318
5.95%, 04/01/49		22	23,128
Tesla, Inc., 5.30%, 08/15/25(c)		36	36,000

			179,502

Banks — 0.2%
Banco Espirito Santo SA, 4.75%, 01/15/18(a)(d)	EUR	100	17,976
CIT Group, Inc.:
5.00%, 08/01/23	USD	6	6,119
5.25%, 03/07/25		24	24,865

			48,960

Building Products — 0.5%(c)
Advanced Drainage Systems, Inc., 5.00%, 09/30/27		24	24,180
Builders FirstSource, Inc., 6.75%, 06/01/27		10	10,237
Griffon Corp., 5.75%, 03/01/28		8	7,900
JELD-WEN, Inc.:
6.25%, 05/15/25		13	13,488
4.63%, 12/15/25		2	1,920
Masonite International Corp.:
5.75%, 09/15/26		9	9,270
5.38%, 02/01/28		8	8,180
Standard Industries, Inc.:
5.00%, 02/15/27		12	12,150

102	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Products (continued)
4.38%, 07/15/30	USD	41	$40,898

			128,223

Capital Markets — 0.9%
Goldman Sachs Group, Inc. (The), Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%(e)(f)		70	66,500
Intercontinental Exchange, Inc., 3.00%, 06/15/50		15	15,516
MSCI, Inc.(c):
4.00%, 11/15/29		4	4,080
3.63%, 09/01/30		7	6,965
3.88%, 02/15/31		63	64,260
Owl Rock Capital Corp.:
5.25%, 04/15/24		6	6,271
4.00%, 03/30/25		15	14,815
3.75%, 07/22/25		65	63,444

			241,851

Chemicals — 1.6%
Blue Cube Spinco LLC:
9.75%, 10/15/23		10	10,300
10.00%, 10/15/25		50	52,125
Chemours Co. (The), 6.63%, 05/15/23		41	39,360
Element Solutions, Inc., 5.88%, 12/01/25(c)		137	138,327
Gates Global LLC, 6.25%, 01/15/26(c)		33	32,422
GCP Applied Technologies, Inc., 5.50%, 04/15/26(c)		19	18,952
Illuminate Buyer LLC, 9.00%, 07/01/28(c)		16	16,680
Minerals Technologies, Inc., 5.00%, 07/01/28(c)		15	15,225
NOVA Chemicals Corp., 4.88%, 06/01/24(c)		4	3,730
PQ Corp., 5.75%, 12/15/25(c)		63	63,473
Valvoline, Inc., 4.25%, 02/15/30(c)		25	24,625
W.R. Grace & Co., 5.63%, 10/01/24(c)		3	3,158
WR Grace & Co.-Conn., 4.88%, 06/15/27(c)		24	24,313

			442,690

Commercial Services & Supplies — 2.7%
ADT Security Corp. (The), 4.88%, 07/15/32(c)		52	47,320
Allied Universal Holdco LLC(c):
6.63%, 07/15/26		176	184,800
9.75%, 07/15/27		47	49,526
APX Group, Inc.:
7.88%, 12/01/22		13	12,935
8.50%, 11/01/24		4	3,900
6.75%, 02/15/27(c)		25	23,594
Aramark Services, Inc.(c):
5.00%, 04/01/25		4	3,940
6.38%, 05/01/25		21	21,685
Brink’s Co. (The), 5.50%, 07/15/25(c)		10	10,185
Clean Harbors, Inc.(c):
4.88%, 07/15/27		10	10,275
5.13%, 07/15/29		13	13,483
Garda World Security Corp.(c):
4.63%, 02/15/27		26	25,610
9.50%, 11/01/27		18	19,035
GFL Environmental, Inc.(c):
4.25%, 06/01/25		8	8,070
7.00%, 06/01/26		76	78,660
5.13%, 12/15/26		49	50,715
8.50%, 05/01/27		25	27,187
IAA, Inc., 5.50%, 06/15/27(c)		11	11,348
KAR Auction Services, Inc., 5.13%, 06/01/25(c)		4	3,940
Mobile Mini, Inc., 5.88%, 07/01/24		50	51,465
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(c)		6	5,895

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Prime Security Services Borrower LLC(c):
5.25%, 04/15/24	USD	8	$8,180
5.75%, 04/15/26		6	6,222
6.25%, 01/15/28		23	21,678
Waste Pro USA, Inc., 5.50%, 02/15/26(c)		40	38,180

			737,828

Communications Equipment — 0.7%
CommScope Technologies LLC, 6.00%, 06/15/25(c)		34	32,834
CommScope, Inc.(c):
5.50%, 03/01/24		37	37,370
5.50%, 06/15/24		8	8,147
6.00%, 03/01/26		33	33,825
Nokia OYJ, 6.63%, 05/15/39		8	9,502
ViaSat, Inc.(c):
5.63%, 04/15/27		33	33,784
6.50%, 07/15/28		27	27,005

			182,467

Construction & Engineering — 0.2%(c)
Brand Industrial Services, Inc., 8.50%, 07/15/25		46	41,400
New Enterprise Stone & Lime Co., Inc.:
10.13%, 04/01/22		17	16,915
6.25%, 03/15/26		7	7,035

			65,350

Consumer Finance — 2.0%
Ally Financial, Inc.:
5.80%, 05/01/25		68	75,763
8.00%, 11/01/31		110	141,935
Ford Motor Credit Co. LLC, 3.35%, 11/01/22		200	191,556
General Motors Financial Co., Inc., 5.65%, 01/17/29		7	7,877
Global Aircraft Leasing Co. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 09/15/24(c)(g)		28	19,880
Navient Corp.:
7.25%, 09/25/23		8	7,819
6.13%, 03/25/24		6	5,700
5.88%, 10/25/24		2	1,879
6.75%, 06/15/26		2	1,850
5.00%, 03/15/27		2	1,680
Springleaf Finance Corp.:
6.88%, 03/15/25		27	27,700
8.88%, 06/01/25		8	8,553
7.13%, 03/15/26		14	14,490
6.63%, 01/15/28		28	27,720
5.38%, 11/15/29		3	2,805

			537,207

Containers & Packaging — 1.6%
Ball Corp., 4.88%, 03/15/26		12	13,050
Crown Americas LLC:
4.75%, 02/01/26		10	10,190
4.25%, 09/30/26		33	33,743
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		4	4,680
Graphic Packaging International LLC(c):
4.75%, 07/15/27		9	9,495
3.50%, 03/15/28		11	10,914
Intertape Polymer Group, Inc., 7.00%, 10/15/26(c)		15	15,415
LABL Escrow Issuer LLC, 6.75%, 07/15/26(c)		39	40,572
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(c)		39	38,305
Reynolds Group Issuer, Inc., 7.00%, 07/15/24(c)		18	18,051
Sealed Air Corp., 6.88%, 07/15/33(c)		9	10,643
Silgan Holdings, Inc., 4.13%, 02/01/28(c)		10	9,912

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging (continued)
Trivium Packaging Finance BV, 8.50%, 08/15/27(c)(h)	USD	200	$213,750

			428,720

Distributors — 0.6%(c)
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28		17	16,520
Core & Main LP, 6.13%, 08/15/25		141	140,528
Wolverine Escrow LLC:
8.50%, 11/15/24		17	12,920
9.00%, 11/15/26		6	4,320

			174,288

Diversified Consumer Services — 0.2%
frontdoor, Inc., 6.75%, 08/15/26(c)		14	14,875
Graham Holdings Co., 5.75%, 06/01/26(c)		8	8,273
Laureate Education, Inc., 8.25%, 05/01/25(c)		11	11,412
Service Corp. International, 5.13%, 06/01/29		5	5,380
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(c)		17	17,234

			57,174

Diversified Financial Services — 1.7%(c)
Fairstone Financial, Inc., 7.88%, 07/15/24		16	15,680
MPH Acquisition Holdings LLC, 7.13%, 06/01/24		72	66,960
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR	100	116,947
6.25%, 05/15/26	USD	20	21,200
8.25%, 11/15/26		71	76,891
Verscend Escrow Corp., 9.75%, 08/15/26		165	177,268

			474,946

Diversified Telecommunication Services — 6.5%
Altice France Holding SA, 10.50%, 05/15/27(c)		200	220,310
Altice France SA, 8.13%, 02/01/27(c)		248	271,250
CCO Holdings LLC(c):
5.13%, 05/01/27		22	22,761
5.00%, 02/01/28		8	8,260
5.38%, 06/01/29		26	27,430
4.75%, 03/01/30		29	29,673
4.50%, 08/15/30		90	91,800
4.50%, 05/01/32		101	102,262
CenturyLink, Inc.:
Series W, 6.75%, 12/01/23		11	11,823
Series Y, 7.50%, 04/01/24		31	34,063
5.13%, 12/15/26(c)		90	89,775
4.00%, 02/15/27(c)		45	43,706
Series P, 7.60%, 09/15/39		31	33,364
Series U, 7.65%, 03/15/42		43	46,117
Cincinnati Bell, Inc., 7.00%, 07/15/24(c)		19	19,380
Frontier Communications Corp., 8.00%, 04/01/27(c)(h)		120	121,697
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(c)(h)		5	5,071
Level 3 Financing, Inc.:
5.25%, 03/15/26		1	1,027
4.63%, 09/15/27(c)		9	9,068
4.25%, 07/01/28(c)		69	68,921
Qualitytech LP, 4.75%, 11/15/25(c)		10	10,205
Sprint Capital Corp.:
6.88%, 11/15/28		53	64,527
8.75%, 03/15/32		71	101,619
Telecom Italia Capital SA:
6.38%, 11/15/33		37	41,718
6.00%, 09/30/34		51	55,437
7.20%, 07/18/36		6	7,140
7.72%, 06/04/38		9	11,324

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Telesat Canada(c):
4.88%, 06/01/27	USD	53	$51,940
6.50%, 10/15/27		2	1,961
Zayo Group Holdings, Inc.(c):
4.00%, 03/01/27		73	69,464
6.13%, 03/01/28		104	101,140

			1,774,233

Electric Utilities — 0.6%
NextEra Energy Operating Partners LP(c):
4.25%, 07/15/24		7	7,079
4.25%, 09/15/24		14	14,083
4.50%, 09/15/27		9	9,408
NRG Energy, Inc.(c):
4.45%, 06/15/29		46	48,280
5.25%, 06/15/29		26	27,300
PG&E Corp., 5.25%, 07/01/30		30	30,171
Vistra Operations Co. LLC(c):
3.55%, 07/15/24		6	6,192
5.00%, 07/31/27		2	2,022
4.30%, 07/15/29		30	31,541

			176,076

Electrical Equipment — 0.1%
Sensata Technologies BV(c):
5.63%, 11/01/24		9	9,540
5.00%, 10/01/25		24	25,553

			35,093

Electronic Equipment, Instruments & Components — 0.1%
CDW LLC, 4.13%, 05/01/25		15	15,019
Sensata Technologies, Inc., 4.38%, 02/15/30(c)		16	15,840

			30,859

Energy Equipment & Services — 0.7%
Archrock Partners LP(c):
6.88%, 04/01/27		21	19,782
6.25%, 04/01/28		2	1,820
ChampionX Corp., 6.38%, 05/01/26		22	20,444
Nabors Industries Ltd.(c):
7.25%, 01/15/26		9	5,535
7.50%, 01/15/28		7	4,305
Pioneer Energy Services Corp.(c):
(LIBOR USD 3 Month + 9.50%), 11.00%, 05/15/25(f)		34	27,207
5.00%, (5.00% Cash or 5.00% PIK), 11/15/25(g)(i)		23	12,430
Tervita Corp., 7.63%, 12/01/21(c)		24	18,840
Transocean, Inc.:
6.50%, 11/15/20		3	2,730
8.00%, 02/01/27(c)		29	16,004
USA Compression Partners LP:
6.88%, 04/01/26		36	34,785
6.88%, 09/01/27		21	20,160

			184,042

Entertainment — 1.0%
Lions Gate Capital Holdings LLC(c):
6.38%, 02/01/24		3	2,925
5.88%, 11/01/24		14	13,370
Live Nation Entertainment, Inc.:
2.50%, 03/15/23(i)		20	20,287
6.50%, 05/15/27(c)		82	84,460
Netflix, Inc.:
4.88%, 04/15/28		3	3,208
5.88%, 11/15/28		60	68,325
5.38%, 11/15/29(c)		27	29,571
4.88%, 06/15/30(c)		27	28,957

104	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Entertainment (continued)
WMG Acquisition Corp.(c):
5.50%, 04/15/26	USD	12	$12,416
3.88%, 07/15/30		17	17,171

			280,690

Equity Real Estate Investment Trusts (REITs) — 3.9%
Brookfield Property REIT, Inc., 5.75%, 05/15/26(c)		16	13,520
Diversified Healthcare Trust, 9.75%, 06/15/25		20	21,475
GLP Capital LP:
3.35%, 09/01/24		15	14,988
5.25%, 06/01/25		33	35,884
5.38%, 04/15/26		11	12,019
4.00%, 01/15/30		44	43,615
4.00%, 01/15/31		15	14,891
Iron Mountain, Inc.(c):
4.88%, 09/15/29		4	3,890
5.25%, 07/15/30		36	35,460
5.63%, 07/15/32		43	42,910
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		48	49,681
4.63%, 06/15/25(c)		37	36,181
4.50%, 09/01/26		32	31,690
5.75%, 02/01/27		27	27,675
4.50%, 01/15/28		31	29,450
MPT Operating Partnership LP:
5.00%, 10/15/27		69	70,897
4.63%, 08/01/29		44	44,220
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(c)		41	36,490
SBA Communications Corp.:
4.88%, 09/01/24		33	33,784
3.88%, 02/15/27(c)		97	96,636
Service Properties Trust:
4.50%, 06/15/23		5	4,787
4.35%, 10/01/24		4	3,605
7.50%, 09/15/25		29	30,553
Uniti Group LP:
6.00%, 04/15/23(c)		27	26,325
8.25%, 10/15/23		10	9,450
7.88%, 02/15/25(c)		10	10,133
VICI Properties LP(c):
3.50%, 02/15/25		37	34,780
4.25%, 12/01/26		81	77,557
3.75%, 02/15/27		39	36,660
4.63%, 12/01/29		44	42,900
4.13%, 08/15/30		89	84,884

			1,056,990

Food & Staples Retailing — 0.4%(c)
Albertsons Cos., Inc.:
4.63%, 01/15/27		46	46,000
5.88%, 02/15/28		27	27,858
4.88%, 02/15/30		29	29,671
US Foods, Inc., 6.25%, 04/15/25		12	12,210

			115,739

Food Products — 2.7%
Chobani LLC, 7.50%, 04/15/25(c)		43	41,495
Darling Ingredients, Inc., 5.25%, 04/15/27(c)		3	3,083
JBS USA LUX SA(c):
6.75%, 02/15/28		43	45,338
6.50%, 04/15/29		51	54,124
5.50%, 01/15/30		24	24,600
Kraft Heinz Foods Co.:
3.88%, 05/15/27(c)		4	4,180

Security		Par (000)	Value

Food Products (continued)
4.25%, 03/01/31(c)	USD	117	$124,054
5.00%, 07/15/35		10	11,003
6.88%, 01/26/39		22	27,197
4.63%, 10/01/39(c)		7	7,029
6.50%, 02/09/40		15	18,055
5.20%, 07/15/45		26	28,196
4.38%, 06/01/46		49	48,172
4.88%, 10/01/49(c)		71	72,300
5.50%, 06/01/50(c)		114	121,519
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(c)		27	28,607
Post Holdings, Inc.(c):
5.00%, 08/15/26		14	14,052
5.63%, 01/15/28		16	16,560
5.50%, 12/15/29		5	5,171
4.63%, 04/15/30		27	26,428
Simmons Foods, Inc., 7.75%, 01/15/24(c)		25	26,080

			747,243

Gas Utilities — 0.3%
Ferrellgas LP, 10.00%, 04/15/25(c)		64	68,960

Health Care Equipment & Supplies — 0.9%
DENTSPLY SIRONA, Inc., 3.25%, 06/01/30		10	10,513
Hologic, Inc., 4.63%, 02/01/28(c)		24	24,900
Ortho-Clinical Diagnostics, Inc.(c):
7.38%, 06/01/25		51	51,892
7.25%, 02/01/28		112	113,846
Teleflex, Inc., 4.25%, 06/01/28(c)		37	37,925

			239,076

Health Care Providers & Services — 4.8%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		12	12,004
5.63%, 02/15/23		6	6,002
5.50%, 07/01/28(c)		17	17,042
AHP Health Partners, Inc., 9.75%, 07/15/26(c)		16	16,440
Centene Corp.:
5.38%, 08/15/26(c)		30	31,206
4.25%, 12/15/27		61	62,947
4.63%, 12/15/29		106	111,830
3.38%, 02/15/30		41	41,398
Community Health Systems, Inc.(c):
8.63%, 01/15/24		58	56,717
6.63%, 02/15/25		24	22,560
8.00%, 03/15/26		91	86,013
Encompass Health Corp.:
4.50%, 02/01/28		4	3,836
4.75%, 02/01/30		5	4,775
HCA, Inc.:
5.38%, 02/01/25		43	46,064
5.63%, 09/01/28		68	75,905
5.88%, 02/01/29		20	22,632
3.50%, 09/01/30		107	103,059
LifePoint Health, Inc.(c):
6.75%, 04/15/25		16	16,520
4.38%, 02/15/27		7	6,615
MEDNAX, Inc.(c):
5.25%, 12/01/23		15	14,925
6.25%, 01/15/27		8	8,000
Molina Healthcare, Inc.:
5.38%, 11/15/22(h)		10	10,200
4.38%, 06/15/28(c)		23	22,971
Polaris Intermediate Corp., 8.50%, (8.50% Cash or 9.25% PIK), 12/01/22(c)(g)		40	34,907
Surgery Center Holdings, Inc.(c):
6.75%, 07/01/25		64	57,384
10.00%, 04/15/27		30	30,000

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Tenet Healthcare Corp.:
8.13%, 04/01/22	USD	65	$68,250
4.63%, 07/15/24		24	23,515
4.63%, 09/01/24(c)		13	12,708
7.50%, 04/01/25(c)		27	28,721
4.88%, 01/01/26(c)		116	112,955
6.25%, 02/01/27(c)		9	8,933
5.13%, 11/01/27(c)		56	55,255
4.63%, 06/15/28(c)		12	11,690
Vizient, Inc., 6.25%, 05/15/27(c)		28	29,330
West Street Merger Sub, Inc., 6.38%, 09/01/25(c)		32	30,960

			1,304,269

Hotels, Restaurants & Leisure — 5.1%
1011778 BC ULC(c):
5.75%, 04/15/25		25	26,250
5.00%, 10/15/25		107	106,370
3.88%, 01/15/28		29	28,135
4.38%, 01/15/28		44	43,128
Boyd Gaming Corp.:
8.63%, 06/01/25(c)		13	13,585
6.38%, 04/01/26		4	3,800
Boyne USA, Inc., 7.25%, 05/01/25(c)		16	16,760
Carnival Corp., 11.50%, 04/01/23(c)		42	45,570
Cedar Fair LP, 5.50%, 05/01/25(c)		48	48,240
Churchill Downs, Inc.(c):
5.50%, 04/01/27		36	35,237
4.75%, 01/15/28		41	39,565
Colt Merger Sub, Inc.(c):
5.75%, 07/01/25		41	41,234
6.25%, 07/01/25		139	138,131
8.13%, 07/01/27		74	71,502
Eldorado Resorts, Inc., 6.00%, 09/15/26		12	12,964
Golden Nugget, Inc., 6.75%, 10/15/24(c)		84	60,375
Hilton Domestic Operating Co., Inc.:
5.38%, 05/01/25(c)		12	12,000
5.13%, 05/01/26		31	30,865
5.75%, 05/01/28(c)		15	15,150
4.88%, 01/15/30		64	63,040
Hilton Worldwide Finance LLC, 4.88%, 04/01/27		14	13,668
IRB Holding Corp., 7.00%, 06/15/25(c)		16	16,491
Las Vegas Sands Corp.:
2.90%, 06/25/25		5	4,856
3.50%, 08/18/26		6	5,983
3.90%, 08/08/29		4	3,946
Marriott International, Inc., Series EE, 5.75%, 05/01/25		12	13,036
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26		2	2,015
MGM Resorts International:
7.75%, 03/15/22		46	46,920
6.00%, 03/15/23		25	25,250
Royal Caribbean Cruises Ltd.(c):
10.88%, 06/01/23		10	10,275
9.13%, 06/15/23		15	14,869
11.50%, 06/01/25		20	20,869
Sabre GLBL, Inc.(c):
5.25%, 11/15/23		4	3,680
9.25%, 04/15/25		39	41,096
Scientific Games International, Inc.(c):
8.63%, 07/01/25		18	16,824
5.00%, 10/15/25		41	37,854
8.25%, 03/15/26		33	29,597
7.00%, 05/15/28		19	15,200

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
7.25%, 11/15/29	USD	14	$11,200
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(c)		69	71,329
Station Casinos LLC, 4.50%, 02/15/28(c)		17	14,386
Vail Resorts, Inc., 6.25%, 05/15/25(c)		14	14,648
Wynn Las Vegas LLC, 5.25%, 05/15/27(c)		28	24,206
Wynn Resorts Finance LLC(c):
7.75%, 04/15/25		17	17,122
5.13%, 10/01/29		45	40,219
Yum! Brands, Inc.:
7.75%, 04/01/25(c)		20	21,575
4.75%, 01/15/30(c)		12	12,180
5.35%, 11/01/43		2	1,920

			1,403,115

Household Durables — 1.3%
Ashton Woods USA LLC, 6.63%, 01/15/28(c)		7	6,877
Brookfield Residential Properties, Inc.(c):
6.25%, 09/15/27		7	6,694
4.88%, 02/15/30		14	11,699
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(c)		23	23,913
Installed Building Products, Inc., 5.75%, 02/01/28(c)		13	13,000
K. Hovnanian Enterprises, Inc., 7.75%, 02/15/26(c)		28	27,580
Lennar Corp.:
5.25%, 06/01/26		10	10,800
4.75%, 11/29/27		40	43,400
Mattamy Group Corp.(c):
5.25%, 12/15/27		14	13,930
4.63%, 03/01/30		16	15,360
MDC Holdings, Inc., 6.00%, 01/15/43		10	10,525
Meritage Homes Corp., 5.13%, 06/06/27		4	4,120
Newell Brands, Inc., 4.88%, 06/01/25		13	13,615
Picasso Finance Sub, Inc., 6.13%, 06/15/25(c)		45	46,012
PulteGroup, Inc.:
7.88%, 06/15/32		2	2,556
6.38%, 05/15/33		30	35,100
6.00%, 02/15/35		6	6,906
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(c)		7	7,250
Tempur Sealy International, Inc., 5.50%, 06/15/26		2	2,020
TRI Pointe Group, Inc., 5.70%, 06/15/28		5	5,075
Williams Scotsman International, Inc.(c):
7.88%, 12/15/22		12	12,473
6.88%, 08/15/23		26	26,688

			345,593

Household Products — 0.2%(c)
Energizer Holdings, Inc.:
6.38%, 07/15/26		8	8,272
7.75%, 01/15/27		6	6,398
4.75%, 06/15/28		17	16,676
Spectrum Brands, Inc.:
5.00%, 10/01/29		6	5,925
5.50%, 07/15/30		13	13,016

			50,287

Independent Power and Renewable Electricity Producers — 1.0%
Calpine Corp.:
5.50%, 02/01/24		9	8,978
5.75%, 01/15/25		18	18,176
5.25%, 06/01/26(c)		23	23,223
4.50%, 02/15/28(c)		43	41,925
5.13%, 03/15/28(c)		132	129,360
Clearway Energy Operating LLC, 4.75%, 03/15/28(c)		32	32,638

106	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
Pattern Energy Group, Inc., 5.88%, 02/01/24(c)	USD	24	$24,120

			278,420

Insurance — 1.1%
Acrisure LLC, 8.13%, 02/15/24(c)		3	3,119
Alliant Holdings Intermediate LLC, 6.75%, 10/15/27(c)		128	127,567
AmWINS Group, Inc., 7.75%, 07/01/26(c)		5	5,250
GTCR AP Finance, Inc., 8.00%, 05/15/27(c)		23	23,675
HUB International Ltd., 7.00%, 05/01/26(c)		123	122,742
NFP Corp.(c):
7.00%, 05/15/25		9	9,450
8.00%, 07/15/25		14	13,685
Willis North America, Inc., 2.95%, 09/15/29		5	5,293

			310,781

Interactive Media & Services — 0.2%(c)
Match Group, Inc.:
4.63%, 06/01/28		17	17,149
4.13%, 08/01/30		16	15,665
Rackspace Hosting, Inc., 8.63%, 11/15/24		18	18,090
Twitter, Inc., 3.88%, 12/15/27		2	2,000

			52,904

Internet & Direct Marketing Retail — 0.2%(c)
Expedia Group, Inc., 6.25%, 05/01/25		56	59,655
Go Daddy Operating Co. LLC, 5.25%, 12/01/27		5	5,088

			64,743

IT Services — 1.2%(c)
Banff Merger Sub, Inc., 9.75%, 09/01/26		150	150,938
Booz Allen Hamilton, Inc., 5.13%, 05/01/25		59	59,885
Gartner, Inc., 4.50%, 07/01/28		29	29,339
Northwest Fiber LLC, 10.75%, 06/01/28		9	9,360
Presidio Holdings, Inc., 4.88%, 02/01/27		30	29,325
Science Applications International Corp., 4.88%, 04/01/28		23	22,864
Tempo Acquisition LLC, 5.75%, 06/01/25		18	18,450
WEX, Inc., 4.75%, 02/01/23		19	18,864

			339,025

Leisure Products — 0.2%
Mattel, Inc.:
6.75%, 12/31/25(c)		49	50,838
6.20%, 10/01/40		2	1,730
5.45%, 11/01/41		12	9,956

			62,524

Life Sciences Tools & Services — 0.7%(c)
Avantor, Inc.:
6.00%, 10/01/24		101	105,545
9.00%, 10/01/25		58	62,350
Charles River Laboratories International, Inc.:
5.50%, 04/01/26		16	16,640
4.25%, 05/01/28		18	17,991

			202,526

Machinery — 1.3%
Amsted Industries, Inc., 5.63%, 07/01/27(c)		15	15,469
Clark Equipment Co., 5.88%, 06/01/25(c)		25	25,562
Colfax Corp., 6.38%, 02/15/26(c)		27	28,215
EnPro Industries, Inc., 5.75%, 10/15/26		11	11,000
Grinding Media, Inc., 7.38%, 12/15/23(c)		28	27,860
Husky III Holding Ltd., 13.00%, (13.00% Cash or 13.75% PIK), 02/15/25(c)(g)		27	25,987
Mueller Water Products, Inc., 5.50%, 06/15/26(c)		9	9,315
Navistar International Corp.(c):
9.50%, 05/01/25		7	7,501

Security		Par (000)	Value

Machinery (continued)
6.63%, 11/01/25	USD	31	$29,372
RBS Global, Inc., 4.88%, 12/15/25(c)		42	42,210
SPX FLOW, Inc., 5.63%, 08/15/24(c)		29	29,653
Stevens Holding Co., Inc., 6.13%, 10/01/26(c)		20	20,900
Terex Corp., 5.63%, 02/01/25(c)		16	14,560
Titan Acquisition Ltd., 7.75%, 04/15/26(c)		48	45,420
Wabash National Corp., 5.50%, 10/01/25(c)		23	21,103

			354,127

Media — 4.9%
Altice Financing SA, 7.50%, 05/15/26(c)		200	209,500
AMC Networks, Inc.:
5.00%, 04/01/24		2	1,980
4.75%, 08/01/25		14	13,793
Block Communications, Inc., 4.88%, 03/01/28(c)		12	11,853
Clear Channel Worldwide Holdings, Inc.:
9.25%, 02/15/24		34	31,538
5.13%, 08/15/27(c)		167	160,320
CSC Holdings LLC:
5.25%, 06/01/24		5	5,262
6.50%, 02/01/29(c)		200	218,750
Diamond Sports Group LLC, 5.38%, 08/15/26(c)		42	30,398
DISH DBS Corp.:
6.75%, 06/01/21		11	11,206
5.88%, 07/15/22		152	154,554
5.00%, 03/15/23		23	22,945
7.75%, 07/01/26		41	43,460
DISH Network Corp.(i):
2.38%, 03/15/24		26	23,266
3.38%, 08/15/26		38	34,907
Entercom Media Corp., 6.50%, 05/01/27(c)		30	26,925
GCI LLC, 6.63%, 06/15/24(c)		15	15,697
Lamar Media Corp.(c):
4.88%, 01/15/29		7	7,035
4.00%, 02/15/30		7	6,700
Meredith Corp., 6.88%, 02/01/26		4	3,326
Midcontinent Communications, 5.38%, 08/15/27(c)		16	16,246
Outfront Media Capital LLC, 5.00%, 08/15/27(c)		19	17,100
Radiate Holdco LLC(c):
6.88%, 02/15/23		11	11,138
6.63%, 02/15/25		16	15,923
Sirius XM Radio, Inc.(c):
5.00%, 08/01/27		15	15,331
5.50%, 07/01/29		30	31,579
4.13%, 07/01/30		38	37,580
TEGNA, Inc., 5.50%, 09/15/24(c)		8	8,080
Terrier Media Buyer, Inc., 8.88%, 12/15/27(c)		54	51,773
Univision Communications, Inc.(c):
5.13%, 02/15/25		11	10,361
6.63%, 06/01/27		49	46,795
Videotron Ltd., 5.13%, 04/15/27(c)		40	41,505

			1,336,826

Metals & Mining — 3.5%
Arconic Corp.(c):
6.00%, 05/15/25		32	33,080
6.13%, 02/15/28		22	21,995
Big River Steel LLC, 7.25%, 09/01/25(c)		38	36,290
Constellium SE, 5.88%, 02/15/26(c)		250	250,668
Freeport-McMoRan, Inc.:
3.88%, 03/15/23		56	56,000
4.25%, 03/01/30		48	46,560
5.45%, 03/15/43		200	196,000
Kaiser Aluminum Corp.(c):
6.50%, 05/01/25		11	11,371

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
4.63%, 03/01/28	USD	6	$5,738
New Gold, Inc.(c):
6.25%, 11/15/22		28	28,297
6.38%, 05/15/25		18	18,180
7.50%, 07/15/27		26	26,824
Novelis Corp.(c):
5.88%, 09/30/26		91	90,886
4.75%, 01/30/30		80	76,400
United States Steel Corp., 12.00%, 06/01/25(c)		44	45,100

			943,389

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 5.00%, 12/15/21		7	6,790

Multiline Retail — 0.5%(c)
Macy’s, Inc., 8.38%, 06/15/25		57	56,743
Nordstrom, Inc., 8.75%, 05/15/25		64	68,873

			125,616

Oil, Gas & Consumable Fuels — 10.4%
Apache Corp.:
3.25%, 04/15/22		2	1,935
5.25%, 02/01/42		5	4,081
4.75%, 04/15/43		26	20,932
4.25%, 01/15/44		41	31,173
5.35%, 07/01/49		6	4,788
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(c)		45	38,362
Baytex Energy Corp., 8.75%, 04/01/27(c)		25	13,250
Buckeye Partners LP:
4.13%, 03/01/25(c)		14	13,430
3.95%, 12/01/26		6	5,654
4.50%, 03/01/28(c)		21	19,635
5.85%, 11/15/43		12	10,413
5.60%, 10/15/44		11	8,800
Callon Petroleum Co.:
6.25%, 04/15/23		25	9,469
6.13%, 10/01/24		25	9,381
8.25%, 07/15/25		23	8,050
6.38%, 07/01/26		17	5,610
Cenovus Energy, Inc.:
3.00%, 08/15/22		7	6,807
3.80%, 09/15/23		5	4,702
5.40%, 06/15/47		4	3,434
Centennial Resource Production LLC, 6.88%, 04/01/27(c)		22	11,660
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27		61	67,031
Cheniere Energy Partners LP:
5.63%, 10/01/26		23	22,885
4.50%, 10/01/29(c)		39	37,781
CITGO Petroleum Corp., 7.00%, 06/15/25(c)		25	25,031
CNX Resources Corp.:
5.88%, 04/15/22		23	22,698
7.25%, 03/14/27(c)		10	9,200
Comstock Resources, Inc.:
7.50%, 05/15/25(c)		42	38,063
9.75%, 08/15/26		33	30,802
Continental Resources, Inc.:
5.00%, 09/15/22		36	35,370
4.50%, 04/15/23		12	11,486
4.90%, 06/01/44		22	17,518
Crestwood Midstream Partners LP, 5.63%, 05/01/27(c)		39	32,514
CrownRock LP, 5.63%, 10/15/25(c)		116	103,965
CVR Energy, Inc.(c):
5.25%, 02/15/25		21	19,320

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
5.75%, 02/15/28	USD	7	$6,125
DCP Midstream Operating LP:
5.38%, 07/15/25		12	11,910
5.63%, 07/15/27		17	17,106
5.13%, 05/15/29		11	10,553
6.45%, 11/03/36(c)		17	15,300
6.75%, 09/15/37(c)		29	26,022
Diamondback Energy, Inc.:
4.75%, 05/31/25		15	16,051
3.50%, 12/01/29		48	46,491
Endeavor Energy Resources LP(c):
6.63%, 07/15/25		18	18,141
5.50%, 01/30/26		62	59,365
5.75%, 01/30/28		32	30,720
Energy Transfer Operating LP:
3.75%, 05/15/30		5	4,966
4.90%, 03/15/35		5	5,025
6.50%, 02/01/42		15	16,248
6.00%, 06/15/48		9	9,335
5.00%, 05/15/50		18	17,096
EnLink Midstream LLC, 5.38%, 06/01/29		8	6,000
EnLink Midstream Partners LP:
4.40%, 04/01/24		17	14,119
4.85%, 07/15/26		2	1,481
5.60%, 04/01/44		18	10,980
5.05%, 04/01/45		3	1,868
EQM Midstream Partners LP:
6.00%, 07/01/25(c)		27	27,349
4.13%, 12/01/26		5	4,584
6.50%, 07/01/27(c)		30	30,727
EQT Corp.:
3.90%, 10/01/27		27	21,932
7.00%, 02/01/30(h)		19	19,570
Extraction Oil & Gas, Inc.(a)(c)(d):
7.38%, 05/15/24		46	8,855
5.63%, 02/01/26		38	7,315
Genesis Energy LP:
6.00%, 05/15/23		11	9,900
5.63%, 06/15/24		14	12,180
6.50%, 10/01/25		4	3,420
7.75%, 02/01/28		12	10,680
Great Western Petroleum LLC, 9.00%, 09/30/21(c)		49	29,400
Hess Corp., 5.80%, 04/01/47		3	3,261
Hess Midstream Operations LP(c):
5.63%, 02/15/26		10	9,895
5.13%, 06/15/28		14	13,474
Holly Energy Partners LP, 5.00%, 02/01/28(c)		19	18,098
Indigo Natural Resources LLC, 6.88%, 02/15/26(c)		50	46,500
Kinder Morgan Energy Partners LP, 5.00%, 03/01/43		10	11,114
Matador Resources Co., 5.88%, 09/15/26		51	37,740
MEG Energy Corp.(c):
7.00%, 03/31/24		31	26,583
6.50%, 01/15/25		44	41,057
7.13%, 02/01/27		19	15,794
Murphy Oil Corp.:
5.75%, 08/15/25		13	11,635
6.37%, 12/01/42(h)		3	2,328
NGPL PipeCo LLC, 7.77%, 12/15/37(c)		25	30,512
NuStar Logistics LP, 6.00%, 06/01/26		13	12,610
Occidental Petroleum Corp.:
Series 1, 4.10%, 02/01/21		36	36,144
4.85%, 03/15/21		5	4,963

108	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
2.60%, 08/13/21	USD	52	$50,819
2.70%, 08/15/22		30	27,929
2.90%, 08/15/24		28	23,925
3.20%, 08/15/26		3	2,438
3.00%, 02/15/27		2	1,550
3.50%, 08/15/29		4	2,926
4.30%, 08/15/39		43	29,658
6.20%, 03/15/40		64	53,600
4.50%, 07/15/44		17	11,730
4.63%, 06/15/45		42	29,400
6.60%, 03/15/46		2	1,741
4.40%, 04/15/46		39	27,203
4.10%, 02/15/47		3	2,021
4.20%, 03/15/48		35	23,702
4.40%, 08/15/49		7	4,830
Parkland Corp., 5.88%, 07/15/27(c)		23	23,863
Parsley Energy LLC(c):
5.38%, 01/15/25		23	22,375
5.25%, 08/15/25		6	5,762
5.63%, 10/15/27		15	14,775
4.13%, 02/15/28		22	19,910
PBF Holding Co. LLC, 9.25%, 05/15/25(c)		58	61,915
PDC Energy, Inc.:
1.13%, 09/15/21(i)		18	16,488
6.13%, 09/15/24		6	5,580
6.25%, 12/01/25		4	3,370
5.75%, 05/15/26		19	17,290
Plains All American Pipeline LP:
3.55%, 12/15/29		6	5,845
4.30%, 01/31/43		5	4,351
4.90%, 02/15/45		10	9,285
QEP Resources, Inc.:
6.88%, 03/01/21		5	4,775
5.38%, 10/01/22		41	31,160
5.25%, 05/01/23		7	4,620
5.63%, 03/01/26		17	10,795
Range Resources Corp.:
5.88%, 07/01/22		3	2,760
5.00%, 08/15/22		22	20,020
5.00%, 03/15/23		8	6,880
Sabine Pass Liquefaction LLC, 4.50%, 05/15/30(c)		65	72,163
SM Energy Co., 10.00%, 01/15/25(c)		69	65,507
Southwestern Energy Co.:
4.10%, 03/15/22		24	22,910
6.20%, 01/23/25(h)		10	8,563
7.50%, 04/01/26		8	7,002
Sunoco Logistics Partners Operations LP:
4.00%, 10/01/27		20	20,489
5.30%, 04/01/44		10	9,577
5.40%, 10/01/47		9	9,005
Sunoco LP:
5.50%, 02/15/26		3	2,910
6.00%, 04/15/27		6	5,940
5.88%, 03/15/28		2	1,985
Tallgrass Energy Partners LP, 5.50%, 09/15/24(c)		34	30,704
Targa Resources Partners LP:
5.13%, 02/01/25		27	25,987
5.88%, 04/15/26		5	4,950
6.50%, 07/15/27		15	15,038
5.00%, 01/15/28		16	15,046
6.88%, 01/15/29		50	52,375
5.50%, 03/01/30(c)		34	32,831

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
TerraForm Power Operating LLC(c):
4.25%, 01/31/23	USD	18	$18,225
4.75%, 01/15/30		26	26,390
Viper Energy Partners LP, 5.38%, 11/01/27(c)		11	10,790
Western Midstream Operating LP:
4.00%, 07/01/22		4	3,987
3.10%, 02/01/25(h)		8	7,580
3.95%, 06/01/25		14	13,114
4.65%, 07/01/26		12	11,494
4.75%, 08/15/28		5	4,788
4.05%, 02/01/30(h)		14	13,476
5.45%, 04/01/44		29	24,151
5.30%, 03/01/48		32	25,960
5.50%, 08/15/48		5	4,050
5.25%, 02/01/50(h)		31	26,824
Williams Cos., Inc. (The), 5.10%, 09/15/45		5	5,487
WPX Energy, Inc.:
8.25%, 08/01/23		9	9,990
5.25%, 09/15/24		9	8,865
5.75%, 06/01/26		11	10,670
5.25%, 10/15/27		7	6,539
5.88%, 06/15/28		18	17,297
4.50%, 01/15/30		42	36,960

			2,832,662

Paper & Forest Products — 0.1%
Norbord, Inc., 6.25%, 04/15/23(c)		22	23,105

Personal Products — 0.1%
Edgewell Personal Care Co., 5.50%, 06/01/28(c)		16	16,440

Pharmaceuticals — 1.6%
Bausch Health Americas, Inc.(c):
9.25%, 04/01/26		26	28,207
8.50%, 01/31/27		63	66,859
Bausch Health Cos., Inc.(c):
5.88%, 05/15/23		1	998
9.00%, 12/15/25		44	47,397
5.75%, 08/15/27		25	26,500
7.00%, 01/15/28		35	36,050
5.00%, 01/30/28		21	19,771
6.25%, 02/15/29		47	47,235
7.25%, 05/30/29		30	31,500
5.25%, 01/30/30		22	20,872
Elanco Animal Health, Inc., 5.65%, 08/28/28(h)		6	6,653
Endo Dac, 9.50%, 07/31/27(c)		8	8,462
Par Pharmaceutical, Inc., 7.50%, 04/01/27(c)		89	91,332

			431,836

Professional Services — 0.7%(c)
ASGN, Inc., 4.63%, 05/15/28		6	5,860
Dun & Bradstreet Corp. (The):
6.88%, 08/15/26		60	63,243
10.25%, 02/15/27		31	34,410
Jaguar Holding Co. II/PPD Development LP:
4.63%, 06/15/25		48	48,850
5.00%, 06/15/28		44	45,045

			197,408

Real Estate Management & Development — 0.3%(c)
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28		37	38,573
Five Point Operating Co. LP, 7.88%, 11/15/25		23	21,735
Howard Hughes Corp. (The), 5.38%, 03/15/25		10	9,306
Realogy Group LLC, 7.63%, 06/15/25		12	12,002

			81,616

SCHEDULES OF INVESTMENTS	109

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Road & Rail — 0.4%
Uber Technologies, Inc.(c):
7.50%, 11/01/23	USD	28	$28,280
7.50%, 05/15/25		63	63,473
8.00%, 11/01/26		28	28,490

			120,243

Semiconductors & Semiconductor Equipment — 1.4%(c)
Broadcom, Inc.:
5.00%, 04/15/30		95	109,190
4.15%, 11/15/30		45	48,901
4.30%, 11/15/32		80	87,774
Entegris, Inc., 4.38%, 04/15/28		21	21,368
Microchip Technology, Inc., 4.25%, 09/01/25		83	83,528
Qorvo, Inc., 4.38%, 10/15/29		19	19,458

			370,219

Software — 4.0%
ACI Worldwide, Inc., 5.75%, 08/15/26(c)		79	82,298
Ascend Learning LLC(c):
6.88%, 08/01/25		32	32,236
6.88%, 08/01/25		24	24,120
Boxer Parent Co., Inc.(c):
7.13%, 10/02/25		34	35,649
9.13%, 03/01/26		53	54,855
Camelot Finance SA, 4.50%, 11/01/26(c)		58	58,000
Castle US Holding Corp., 9.50%, 02/15/28(c)		27	24,975
CDK Global, Inc.:
4.88%, 06/01/27		26	26,674
5.25%, 05/15/29(c)		21	21,807
Change Healthcare Holdings LLC, 5.75%, 03/01/25(c)		100	98,750
Fair Isaac Corp., 4.00%, 06/15/28(c)		5	5,012
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(c)		99	102,960
Nuance Communications, Inc., 5.63%, 12/15/26		17	17,680
Open Text Corp., 3.88%, 02/15/28(c)		33	31,773
Open Text Holdings, Inc., 4.13%, 02/15/30(c)		48	47,160
PTC, Inc.(c):
3.63%, 02/15/25		6	5,955
4.00%, 02/15/28		14	13,862
RP Crown Parent LLC, 7.38%, 10/15/24(c)		62	61,845
Solera LLC, 10.50%, 03/01/24(c)		204	207,570
Sophia LP, 9.00%, 09/30/23(c)		29	29,290
SS&C Technologies, Inc., 5.50%, 09/30/27(c)		81	82,186
VMware, Inc., 4.70%, 05/15/30		15	16,544

			1,081,201

Specialty Retail — 1.2%
Asbury Automotive Group, Inc.(c):
4.50%, 03/01/28		9	8,730
4.75%, 03/01/30		8	7,800
AutoNation, Inc., 4.75%, 06/01/30		15	16,254
Gap, Inc. (The), 8.88%, 05/15/27(c)		15	16,049
L Brands, Inc.:
6.88%, 07/01/25(c)		36	37,170
6.88%, 11/01/35		43	35,772
6.75%, 07/01/36		5	4,100
Murphy Oil USA, Inc., 4.75%, 09/15/29		15	15,337
Penske Automotive Group, Inc., 5.50%, 05/15/26		12	11,970
PetSmart, Inc.(c):
7.13%, 03/15/23		28	27,604
5.88%, 06/01/25		26	26,049
SRS Distribution, Inc., 8.25%, 07/01/26(c)		67	68,005

Security		Par (000)	Value

Specialty Retail (continued)
Staples, Inc., 7.50%, 04/15/26(c)	USD	49	$38,502

			313,342

Technology Hardware, Storage & Peripherals — 0.4%
NCR Corp.(c):
8.13%, 04/15/25		9	9,540
5.75%, 09/01/27		7	7,000
6.13%, 09/01/29		15	14,963
Seagate HDD Cayman, 4.13%, 01/15/31(c)		10	10,508
Western Digital Corp., 4.75%, 02/15/26		38	39,271
Xerox Corp., 4.80%, 03/01/35		18	16,781

			98,063

Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands, Inc., 5.38%, 05/15/25(c)		11	11,124
Levi Strauss & Co., 5.00%, 05/01/25		4	4,015
William Carter Co. (The)(c):
5.50%, 05/15/25		7	7,219
5.63%, 03/15/27		9	9,270
Wolverine World Wide, Inc., 6.38%, 05/15/25(c)		7	7,332

			38,960

Thrifts & Mortgage Finance — 0.2%(c)
Ladder Capital Finance Holdings LLLP, 4.25%, 02/01/27		28	22,400
Nationstar Mortgage Holdings, Inc.:
8.13%, 07/15/23		15	15,393
6.00%, 01/15/27		23	21,850

			59,643

Trading Companies & Distributors — 1.1%
HD Supply, Inc., 5.38%, 10/15/26(c)		111	113,359
Herc Holdings, Inc., 5.50%, 07/15/27(c)		22	22,047
United Rentals North America, Inc.:
4.63%, 10/15/25		28	28,140
5.88%, 09/15/26		4	4,192
4.88%, 01/15/28		5	5,125
4.00%, 07/15/30		15	14,508
WESCO Distribution, Inc.(c):
7.13%, 06/15/25		60	63,188
7.25%, 06/15/28		54	57,105

			307,664

Wireless Telecommunication Services — 1.2%
Connect Finco SARL, 6.75%, 10/01/26(c)		209	198,027
Hughes Satellite Systems Corp., 5.25%, 08/01/26		3	3,103
Sprint Corp.:
7.88%, 09/15/23		16	18,020
7.13%, 06/15/24		15	16,937
7.63%, 02/15/25		35	40,381
7.63%, 03/01/26		36	42,494
T-Mobile USA, Inc., 4.75%, 02/01/28		10	10,564

			329,526

Total Corporate Bonds — 85.5% (Cost: $23,579,907)			23,359,053

Floating Rate Loan Interests — 8.5%

Aerospace & Defense — 0.1%
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.00%, 11/28/21(j)		19	17,654

Airlines — 0.0%
JetBlue Airways Corp., Term Loan, (LIBOR USD 3 Month + 5.25%), 6.25%, 06/12/24(j)		6	5,865

110	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Auto Components — 0.1%
Panther BF Aggregator 2 LP, Term Loan B, (LIBOR USD 1 Month + 3.50%), 3.68%, 04/30/26(j)	USD	24	$22,823

Automobiles — 0.0%
Dealer Tire LLC, Term Loan B1, (LIBOR USD 1 Month + 4.25%), 4.43%, 12/12/25(j)		7	6,640

Building Products — 0.0%
CPG Merger Sub LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 4.75%, 05/05/24(j)		6	6,018

Capital Markets — 0.0%
Jefferies Finance LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 3.19%, 06/03/26(j)		11	9,929

Chemicals — 0.5%(j)
Alpha 3 BV, Term Loan, 01/31/24(k)		64	61,445
Ascend Performance Materials LLC, Term Loan B, (LIBOR USD 3 Month + 5.25%), 6.25%, 08/27/26		39	37,901
Invictus Co., Term Loan B26, (LIBOR USD 3 Month + 6.75%), 8.53%, 03/30/26		5	4,156
McDermott International, Inc., Term Loan, 06/16/27(k)		27	26,555
Momentive Performance Materials, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 05/15/24		8	7,037

			137,094

Commercial Services & Supplies — 0.6%(j)
Advanced Disposal Services, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 3.00%, 11/10/23		4	3,670
Brand Energy & Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 5.25% - 5.64%, 06/21/24		130	118,228
Capri Acquisitions Bidco Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 3.76%, 11/01/24		1	1,001
Diamond (BC) BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 3.76%, 09/06/24		19	17,240
GFL Environmental, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.00%, 05/30/25.		13	12,328
Tempo Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 2.93%, 05/01/24		3	2,580

			155,047

Construction & Engineering — 0.1%
SRS Distribution, Inc., Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.32%, 05/23/25(j)		30	27,877

Containers & Packaging — 0.1%(j)
BWAY Holding Co., Term Loan, 04/03/24(k)		19	16,659
Charter NEX US, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 05/16/24		8	7,471

			24,130

Diversified Consumer Services — 0.2%(j)
Maverick Purchaser Sub LLC, Term Loan, (LIBOR USD 1 Month + 4.00%), 4.18%, 01/29/27		7	6,857
Mileage Plus Holdings LLC, Term Loan, 06/25/27(k)		16	15,873
Sotheby’s, Inc., Term Loan B, (LIBOR USD 1 Month + 5.50%), 6.50%, 01/15/27		11	10,382

Security		Par (000)	Value

Diversified Consumer Services (continued)
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 05/06/24	USD	14	$12,989

			46,101

Diversified Financial Services — 0.2%(j)
Connect Finco SARL, Term Loan B, (LIBOR USD 1 Month + 4.50%), 5.50%, 12/11/26		47	43,789
WP CPP Holdings, Term Loan B, (LIBOR USD 3 Month + 3.75%), 4.75%, 04/30/25		6	5,075

			48,864

Diversified Telecommunication Services — 0.9%(j)
Altice France SA, Term Loan, (LIBOR USD 1 Month + 4.00%), 4.18%, 08/14/26		14	13,685
Frontier Communications Corp., Term Loan B, (LIBOR USD 3 Month + 3.75%), 5.35% - 6.00%, 06/15/24		78	76,247
Ligado Networks LLC, 1st Lien Term Loan, (LIBOR USD + 0.00%), 0.00%, 12/07/20(a)(d)		91	79,615
Ligado Networks LLC, Term Loan, (LIBOR USD 6 Month + 12.50%), 13.50%, 12/07/20		93	39,391
Northwest Fiber LLC, Term Loan, (LIBOR USD 6 Month + 5.50%), 5.67% - 5.67%, 04/30/27(b)		19	18,315
Zayo Group LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 3.18%, 03/09/27		29	27,392

			254,645

Electric Utilities — 0.1%
PGE Corp., Term Loan, (LIBOR USD 3 Month + 4.50%), 5.50%, 06/23/25(j)		33	32,381

Energy Equipment & Services — 0.1%
Lealand Finance Co. BV, Term Loan, (LIBOR USD 3 Month + 5.00%), 3.18%, 06/28/24(j)		25	24,544

Entertainment — 0.0%
Renaissance Learning, Inc., Term Loan, (LIBOR USD 3 Month + 3.25%), 4.01%, 05/30/25(j)		1	615

Health Care Equipment & Supplies — 0.5%(j)
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.00%, 06/15/21		87	83,076
Sotera Health Holdings LLC, Term Loan, (LIBOR USD 1 Month + 4.50%), 5.50%, 12/11/26		42	40,838

			123,914

Health Care Providers & Services — 0.5%(j)
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 5.50%, 06/30/25		14	12,991
Azalea TopCo, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 4.26%, 07/24/26(b)		14	13,398
Envision Healthcare Corp., Term Loan, (LIBOR USD 1 Month + 3.75%), 3.93%, 10/10/25		60	39,451
Gentiva Health Services, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.44%, 07/02/25		15	14,424
Ortho-Clinical Diagnostics, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.43%, 06/30/25		14	12,895
Quorum Health Corp., 1st Lien Term Loan, (LIBOR USD 3 Month + 6.75%), 7.75%, 04/29/22		19	16,630
Regionalcare Hospital, Term Loan B, (LIBOR USD 1 Month + 3.75%), 3.93%, 11/16/25		11	10,592

SCHEDULES OF INVESTMENTS	111

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Surgery Center Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 8.00%), 9.00%, 09/03/24	USD	2	$1,995
WCG Purchaser Corp., Term Loan, (LIBOR USD 3 Month + 4.00%), 5.24%, 01/08/27		18	17,482

			139,858

Hotels, Restaurants & Leisure — 0.1%(j)
Golden Nugget Online Gaming, Inc., Term Loan, (LIBOR USD 6 Month + 12.00%), 13.00%, 10/04/23(b)		5	4,971
Golden Nugget, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 2.50%), 3.25%, 10/04/23		24	19,316

			24,287

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., Term Loan, (LIBOR USD 1 Month + 2.00%), 2.18%, 08/12/26(j)		2	1,454

Industrial Conglomerates — 0.1%
PSAV Holdings LLC, 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 8.25%, 09/01/25(j)		26	15,786

Insurance — 0.4%(j)
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 6.68%, 08/04/25		46	45,655
Asurion LLC, Term Loan B4, (LIBOR USD 1 Month + 3.00%), 3.18%, 08/04/22		4	3,772
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 12/31/25		31	29,479
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.00%), 4.18%, 09/03/26		23	21,802
Sedgwick Claims Management Services, Term Loan, (LIBOR USD 1 Month + 4.25%), 4.43%, 09/03/26		14	13,557

			114,265

IT Services — 0.6%(j)
Airbnb, Inc., Term Loan, (LIBOR USD 1 Month + 7.50%), 8.50%, 04/17/25(b)		7	7,245
Boxer Parent Co., Inc., Term Loan B, 10/02/25(k)		21	20,196
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 04/29/24		4	3,418
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 11/29/24		11	10,570
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 7.43%, 12/01/25		10	8,850
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 7.59%, 08/01/25		7	2,990
Pug LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 3.68%, 02/12/27		16	13,518
Rackspace Hosting, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.00%, 11/03/23		12	11,510
Sophia LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.25%, 09/30/22		1	1,243
Verscend Holding Corp., Term Loan B, (LIBOR USD 1 Month + 4.50%), 4.68%, 08/27/25		94	90,619

Security		Par (000)	Value

IT Services (continued)
Vertafore, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.43%, 07/02/25	USD	4	$3,941

			174,100

Life Sciences Tools & Services — 0.1%
Parexel International Corp., Term Loan, (LIBOR USD 1 Month + 2.75%), 2.93%, 09/27/24(j)		22	20,804

Machinery — 0.3%(j)
MHI Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 5.00%), 5.18%, 09/21/26(b)		20	19,004
Titan Acquisition Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 3.36%, 03/28/25		76	69,470

			88,474

Media — 1.3%
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.00%, 07/12/24(j)		5	4,733
Clear Channel Outdoor Holdings, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 4.26%, 08/21/26(j)		67	60,802
Intelsat Jackson Holdings SA, Term Loan:
07/13/21(j)(k)		37	37,271
11/27/23(j)(k)		15	15,259
6.63%, 01/02/24(l)		164	157,839
01/02/24(j)(k)		33	32,537
Learfield Communications LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 4.25%, 12/01/23(j)		7	5,202
Radiate Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 3.75%, 02/01/24(j)		3	3,243
Terrier Media Buyer, Inc., Term Loan, (LIBOR USD 1 Month + 4.25%), 4.43%, 12/17/26(j)		14	13,024
Xplornet Communications, Inc., Term Loan, (LIBOR USD 1 Month + 4.75%), 4.93%, 06/10/27(j)		25	23,813

			353,723

Metals & Mining — 0.0%
Big River Steel LLC, 1st Lien Term Loan B, 08/23/23(j)(k)		6	5,237

Oil, Gas & Consumable Fuels — 0.3%(j)
Chesapeake Energy Corp., Term Loan, 06/24/24(k)		102	58,571
CNX Resources Corp., Term Loan, (LIBOR USD 1 Month + 4.50%), 4.68%, 11/28/22		13	10,271

			68,842

Pharmaceuticals — 0.1%(j)
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 5.00%, 04/29/24		20	18,976
Jaguar Holding Co. I, Term Loan, (LIBOR USD 1 Month + 2.50%), 3.50%, 08/18/22		19	19,035

			38,011

Professional Services — 0.1%
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.00%), 4.18%, 02/06/26(j)		39	37,794

Software — 0.9%
Castle US Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.75%), 4.06%, 01/29/27(j)		19	17,254
Informatica LLC, Term Loan: 7.13%, 02/25/25(l)		39	38,951

112	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
(LIBOR USD 1 Month + 3.25%), 3.43%, 02/25/27(j)	USD	19	$18,100
Kronos, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 3.18%, 11/01/23(j)		5	4,964
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 1 Month + 8.25%), 9.25%, 11/01/24(j)		63	62,461
Refinitiv US Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 10/01/25(j)		17	16,374
RP Crown Parent LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 3.75%, 10/12/23(j)		10	9,716
Severin Acquisition LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 08/01/25(j)		9	8,488
The Ultimate Software Group, Inc., Term Loan, 05/04/26(j)(k)		17	16,769
TIBCO Software, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 3.93%, 06/30/26(b)(j)		25	23,903
TIBCO Software, Inc., 2nd Lien Term Loan, 03/03/28(j)(k)		26	24,911
Ultimate Software Group, Inc. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 3.93%, 05/04/26(j)		10	9,404

			251,295

Specialty Retail — 0.2%
PetSmart, Inc., Term Loan, 03/11/22(j)(k)		58	57,093

Total Floating Rate Loan Interests — 8.5% (Cost: $2,525,670)			2,335,164

	Beneficial Interest (000)

Other Interests — 0.0%(m)

Auto Components — 0.0%
Lear Corp., Escrow(a)(b)(d)		250	—

Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust Escrow Bonds(a)(b)(d)		140	1,470

Total Other Interests — 0.0%			1,470

	Par (000)

Capital Trusts — 2.9%

Banks — 2.8%(e)(j)
Bank of America Corp.: Series X, 6.25%		66	68,315

Security		Par (000)	Value

Banks (continued)
Series Z, 6.50%	USD	45	$48,360
Series AA, 6.10%		116	122,380
Series DD, 6.30%		10	11,097
CIT Group, Inc., Series A, 5.80%		26	20,004
Citigroup, Inc., Series V, 4.70%		59	52,436
JPMorgan Chase & Co.:
Series V, 4.75%		65	57,363
Series Q, 5.15%		20	19,450
Series R, 6.00%		5	5,037
Series S, 6.75%		15	16,125
Series U, 6.13%		7	7,143
Series FF, 5.00%		110	105,215
Series X, 6.10%		78	79,821
Series HH, 4.60%		58	51,765
Wells Fargo & Co., Series U, 5.87%		92	95,622

			760,133

Capital Markets — 0.1%
Morgan Stanley, Series H, 4.83%(e)(j)		27	24,299

Total Capital Trusts — 2.9% (Cost: $817,370)			784,432

	Shares

Warrants — 0.0%

Oil, Gas & Consumable Fuels — 0.0%
SM Energy Co. (Issued/exercisable 06/17/20, 1 share for 1 warrant, Expires 06/30/23, Strike Price USD 0.01)(a)		1,904	7,121

Total Warrants — 0.0%			7,121

Total Long-Term Investments — 98.1% (Cost: $27,307,992)			26,812,349

	Shares

Short-Term Securities — 2.1%(n)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%*		550,914	550,914
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 0.05%		27,655	27,655

Total Short-Term Securities — 2.1% (Cost: $578,569)			578,569

Total Investments — 100.2% (Cost: $27,886,561)			27,390,918

Liabilities in Excess of Other Assets — (0.2)%			(66,613)

Net Assets — 100.0%			$27,324,305

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Perpetual security with no stated maturity date.
(f)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(i)	Convertible security.
(j)	Variable rate security. Rate shown is the rate in effect as of period end.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Fixed rate.
(m)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

SCHEDULES OF INVESTMENTS	113

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield Portfolio

(n)	Annualized 7-day yield as of period end.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	226,951	323,963	—	550,914	$550,914	$1,515	$—		$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

114	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
U.S. Treasury 10 Year Note	1	09/21/20	$139	$(524)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	290,000	USD	327,277	Natwest Markets plc	07/06/20	$(1,435)
USD	1,453	CAD	2,000	BNP Paribas SA	07/06/20	(20)

						(1,455)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.34.V6	5.00%	Quarterly	06/20/25	B+		USD	255		$(1,438)	$(10,287)	$8,849

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Nordstrom, Inc.	1.00%	Quarterly	Barclays Bank plc	06/20/25	USD	4	$745	$1,057	$(312)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	12/20/23	NR		USD	8		$(526)	$(427)	$(99)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank plc	06/20/25	NR		USD	6		(687)	(792)	105

										$(1,213)	$(1,219)	$6

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

SCHEDULES OF INVESTMENTS	115

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield Portfolio

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps (a)	$—	$(10,287)	$8,849	$—
OTC Swaps	1,057	(1,219)	105	(411)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — centrally cleared Unrealized appreciation on centrally cleared swaps (a)	$—	$8,849	$—	$—	$—	$—	$8,849
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,162	—	—	—	—	1,162
	$—	$10,011	$—	$—	$—	$—	$10,011
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts (a)	—	—	—	—	524	—	524
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,455	—	—	1,455
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,630	—	—	—	—	1,630
	$—	$1,630	$—	$1,455	$524	$—	$3,609

(a) Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(39,733)	$—	$(5,751)	$—	$(45,484)
Forward foreign currency exchange contracts	—	—	—	7,821	—	—	7,821
Options purchased (a)	—	—	18,424	—	(9,608)	—	8,816
Options written	—	—	(8,451)	—	1,090	—	(7,361)
Swaps	—	(36,740)	—	—	—	—	(36,740)
	$—	$(36,740)	$(29,760)	$7,821	$(14,269)	$—	$(72,948)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	(524)	—	(524)
Forward foreign currency exchange contracts	—	—	—	(1,043)	—	—	(1,043)
Options purchased (b)	—	—	—	—	294	—	294
Options written	—	—	—	—	27	—	27
Swaps	—	17,088	—	—	—	—	17,088
	$—	$17,088	$—	$(1,043)	$(203)	$—	$15,842

116	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$	—(a)
Average notional value of contracts — short		69,586
Forward foreign currency exchange contracts:
Average amounts purchased — in USD		5,820
Average amounts sold — in USD		166,108
Options:
Average value of option contracts purchased		—(a)
Average value of option contracts written		—(a)
Average notional value of swaption contracts purchased		545,000
Average notional value of swaption contracts written		545,000
Credit default swaps:
Average notional value — buy protection		2,227
Average notional value — sell protection		287,300

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$156	$—
Forward foreign currency exchange contracts	—	1,455
Swaps — Centrally cleared	2,110	—
Swaps — OTC (a)	1,162	1,630
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,428	$3,085
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,266)	—
Total derivative assets and liabilities subject to an MNA	$1,162	$3,085

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank plc	$1,162	$(1,162)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Barclays Bank plc	$1,630	$(1,162)	$—	$—	$468
BNP Paribas SA	20	—	—	—	20
Natwest Markets plc	1,435	—	—	—	1,435

	$3,085	$(1,162)	$—	$—	$1,923

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	117

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Building Products	$542	$—	$—	$542
Chemicals	78,467	—	—	78,467
Energy Equipment & Services	48	—	3,262	3,310
Entertainment	12,811	—	—	12,811
Equity Real Estate Investment Trusts (REITs)	106,749	—	—	106,749
Hotels, Restaurants & Leisure	31,038	—	—	31,038
Life Sciences Tools & Services	3,055	—	—	3,055
Media	8,931	—	—	8,931
Metals & Mining	38,523	—	—	38,523
Pharmaceuticals	41,683	—	—	41,683
Corporate Bonds	—	23,359,053	—	23,359,053
Floating Rate Loan Interests:
Aerospace & Defense	—	17,654	—	17,654
Airlines	—	5,865	—	5,865
Auto Components	—	22,823	—	22,823
Automobiles	—	6,640	—	6,640
Building Products	—	6,018	—	6,018
Capital Markets	—	9,929	—	9,929
Chemicals	—	137,094	—	137,094
Commercial Services & Supplies	—	155,047	—	155,047
Construction & Engineering	—	27,877	—	27,877
Containers & Packaging	—	24,130	—	24,130
Diversified Consumer Services	—	46,101	—	46,101
Diversified Financial Services	—	48,864	—	48,864
Diversified Telecommunication Services	—	236,330	18,315	254,645
Electric Utilities	—	32,381	—	32,381
Energy Equipment & Services	—	24,544	—	24,544
Entertainment	—	615	—	615
Health Care Equipment & Supplies	—	123,914	—	123,914
Health Care Providers & Services	—	126,460	13,398	139,858
Hotels, Restaurants & Leisure	—	19,316	4,971	24,287
Independent Power and Renewable Electricity Producers	—	1,454	—	1,454
Industrial Conglomerates	—	15,786	—	15,786
Insurance	—	114,265	—	114,265
IT Services	—	166,855	7,245	174,100
Life Sciences Tools & Services	—	20,804	—	20,804
Machinery	—	69,470	19,004	88,474
Media	—	353,723	—	353,723
Metals & Mining	—	5,237	—	5,237
Oil, Gas & Consumable Fuels	—	68,842	—	68,842
Pharmaceuticals	—	38,011	—	38,011
Professional Services	—	37,794	—	37,794
Software	—	227,392	23,903	251,295
Specialty Retail	—	57,093	—	57,093
Other Interests	—	—	1,470	1,470
Capital Trusts	—	784,432	—	784,432
Warrants	—	7,121	—	7,121
Short-Term Securities	578,569	—	—	578,569
Unfunded Floating Rate Loan Interests (a)	—	478	—	478

	$900,416	$26,399,412	$91,568	$27,391,396

Derivative Financial Instruments (b)
Assets:
Credit contracts	$—	$8,954	$—	$8,954

118	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield Portfolio

	Level 1	Level 2	Level 3	Total

Liabilities:
Credit contracts	$—	$(411)	$—	$(411)
Foreign currency exchange contracts	—	(1,455)	—	(1,455)
Interest rate contracts	(524)	—	—	(524)

	$(524)	$7,088	$—	$6,564

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	119

Schedule of Investments (unaudited) June 30, 2020	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 1.7%(a)
Dryden XXVIII Senior Loan Fund, Series 2013- 28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 1.59%, 08/15/30(b)	USD	500	$488,569
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 08/17/34		100	101,120
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 2.17%, 04/20/31(b)		400	388,691

Total Asset-Backed Securities — 1.7% (Cost: $999,580)			978,380

Foreign Government Obligations — 0.2%

Colombia — 0.0%
Republic of Colombia:
6.25%, 11/26/25	COP	20,300	5,829
7.25%, 10/18/34		57,000	15,671

			21,500

Russia — 0.2%
Russian Federation:
8.15%, 02/03/27	RUB	928	15,024
6.00%, 10/06/27		515	7,446
6.90%, 05/23/29		2,121	32,252
8.50%, 09/17/31		2,089	35,471

			90,193

Total Foreign Government Obligations — 0.2% (Cost: $112,248)			111,693

Non-Agency Mortgage-Backed Securities — 4.2%

Collateralized Mortgage Obligations — 0.6%
Seasoned Credit Risk Transfer Trust: Series 2018-2, Class MA, 3.50% 11/25/57	USD	98	106,277
Series 2018-3, Class MA, 3.50% 08/25/57		127	138,122
Series 2019-2, Class MA, 3.50% 08/25/58		74	81,116

			325,515

Commercial Mortgage-Backed Securities — 3.2%
BANK, Series 2020-BN26, Class B, 2.91% 03/15/63(c)		140	135,888
BX Commercial Mortgage Trust, Series 2019- XL, Class D, 1.63% 10/15/36(a)(c)		287	279,446
BX Trust, Series 2019-OC11, Class A, 3.20% 12/09/41(a)		275	286,484
CFK Trust, Series 2020-MF2, Class B, 2.79% 03/15/39(a)		140	137,890
Commercial Mortgage Trust, Series 2017- PANW, Class A, 3.24% 10/10/29(a)		350	360,269
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class C, 3.93% 09/15/52		80	80,464
Hudson Yards Mortgage Trust, Series 2019- 30HY, Class D, 3.56% 07/10/39(a)(c)		101	101,160
KKR Industrial Portfolio Trust, Series 2020-AIP, Class A, 1.22% 03/15/37(a)(c)		34	33,589
Morgan Stanley Capital I Trust, Series 2018- SUN, Class A, 1.08% 07/15/35(a)(c)		130	124,137
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52% 09/15/54(a)		270	285,700

			1,825,027

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities — 0.4%(c)
CSAIL Commercial Mortgage Trust, Series 2019-C16, Class XA, 1.73% 06/15/52	USD	1,548	$160,489
UBS Commercial Mortgage Trust, Series 2019-C17, Class XA, 1.64% 10/15/52		995	100,135

			260,624

Total Non-Agency Mortgage-Backed Securities — 4.2% (Cost: $2,412,156)			2,411,166

U.S. Government Sponsored Agency Securities — 51.5%

Agency Obligations — 0.9%
Federal Home Loan Bank, 4.00%, 04/10/28		400	493,431

Collateralized Mortgage Obligations — 0.5%
Federal National Mortgage Association, Series 2011-8, Class ZA, 4.00%, 02/25/41		187	203,924
Government National Mortgage Association Variable Rate Notes, Series 2014-107, Class WX, 6.80%, 07/20/39(c)		91	106,633

			310,557

Commercial Mortgage-Backed Securities — 0.7%
Federal Home Loan Mortgage Corp. Variable Rate Notes(c):
Series 2019-SB60, Class A10F, 3.31%, 01/25/29		205	220,360
Series 2019-SB61, Class A10F, 3.17%, 01/25/29		160	171,287
Government National Mortgage Association, Series 2019-7, Class V, 3.00%, 05/16/35		21	23,714

			415,361

Interest Only Commercial Mortgage-Backed Securities — 1.2%
Federal Home Loan Mortgage Corp., Series 2015-K718, Class X2A, 0.10%, 02/25/48(a)		16,843	17,828
Government National Mortgage Association Variable Rate Notes:
Series 2002-83, 0.00%, 10/16/42(c)		426	1
Series 2003-17, 0.00%, 03/16/43(c)		411	4
Series 2003-109, 0.00%, 11/16/43(c)		823	32
Series 2016-22, 0.77%, 11/16/55(c)		2,072	96,038
Series 2016-45, 0.98%, 02/16/58(c)		1,310	78,931
Series 2016-92, 0.90%, 04/16/58(c)		497	28,261
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.15%, 02/16/58(b)		1,113	84,269
Series 2016-151, 1.06%, 06/16/58(c)		872	59,150
Series 2017-30, 0.66%, 08/16/58(c)		475	22,617
Series 2017-44, 0.70%, 04/17/51(c)		530	25,843
Series 2017-53, 0.67%, 11/16/56(c)		3,457	166,310
Series 2017-61, 0.76%, 05/16/59(c)		393	24,180
Series 2017-64, 0.70%, 11/16/57(c)		650	34,812
Series 2017-72, 0.67%, 04/16/57(c)		949	49,504

			687,780

Mortgage-Backed Securities — 48.2%
Federal Home Loan Mortgage Corp.:
2.50%, 03/01/30 - 04/01/31		156	165,524
3.00%, 09/01/27 - 12/01/46		417	447,037
3.50%, 04/01/31 - 01/01/48		649	705,564
4.00%, 08/01/40 - 02/01/47		138	151,267
4.50%, 02/01/39 - 07/01/47		206	229,750
5.00%, 11/01/41		86	97,679
5.50%, 06/01/41		82	94,502
8.00%, 03/01/30 - 06/01/31		12	12,257

120	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Federal National Mortgage Association:
3.00%, 02/01/44	USD	52	$56,050
3.50%, 11/01/46		167	179,010
4.00%, 01/01/41		6	6,671
Government National Mortgage Association:
2.50%, 07/15/50(d)		362	381,062
3.00%, 02/15/45 - 12/20/46		655	696,916
3.00%, 07/15/50(d)		1,240	1,313,241
3.50%, 01/15/42 - 10/20/46		2,057	2,204,611
3.50%, 07/15/50(d)		23	24,269
4.00%, 10/20/40 - 01/15/48		626	675,325
4.00%, 07/15/50(d)		468	496,162
4.50%, 12/20/39 - 06/20/50		967	1,055,679
5.00%, 07/15/39 - 07/20/44		62	70,775
5.00%, 07/15/50(d)		126	136,848
Uniform Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32		100	104,202
2.00%, 09/25/35 - 08/25/50(d)		410	419,883
2.50%, 04/01/30 - 02/01/33		552	586,643
2.50%, 07/25/35 - 08/25/50(d)		3,816	3,975,745
3.00%, 04/01/29 - 05/01/50		2,423	2,597,083
3.00%, 07/25/35 - 08/25/50(d)		1,083	1,139,588
3.50%, 04/01/29 - 06/01/50		2,665	2,902,335
4.00%, 09/01/33 - 03/01/50		2,028	2,234,117
4.00%, 07/25/35 - 07/25/50(d)		851	901,805
4.50%, 06/01/26 - 04/01/49		937	1,035,598
4.50%, 07/25/50(d)		1,656	1,779,294
5.00%, 02/01/35 - 12/01/43		186	212,438
5.00%, 07/25/50(d)		4	4,371
5.50%, 11/01/21 - 09/01/39		233	264,999
6.00%, 04/01/35 - 09/01/40		171	199,540
6.50%, 05/01/40		37	42,117

			27,599,957

Total U.S. Government Sponsored Agency Securities — 51.5% (Cost: $28,784,747)			29,507,086

U.S. Treasury Obligations — 46.6%
U.S. Treasury Bonds:
4.25%, 05/15/39		160	247,206
4.50%, 08/15/39		160	254,831
4.38%, 11/15/39		160	251,588
3.13%, 02/15/43		610	827,074
2.88%, 05/15/43 - 11/15/46		1,200	1,581,492
3.63%, 08/15/43		610	890,981
3.75%, 11/15/43		610	907,828
3.00%, 02/15/48		590	807,678
2.25%, 08/15/49		825	992,159
U.S. Treasury Inflation Linked Notes:
0.50%, 04/15/24(e)		720	756,748
0.13%, 10/15/24		120	126,010
U.S. Treasury Notes:
2.00%, 07/31/20(e)		2,350	2,353,541
2.50%, 12/31/20		1,760	1,780,075
1.13%, 07/31/21(e)		2,650	2,677,328
1.75%, 07/31/21 - 04/30/22		3,650	3,738,732
1.50%, 01/31/22 - 08/15/26		3,550	3,677,537
2.13%, 12/31/22		1,180	1,237,479
2.75%, 05/31/23		1,180	1,268,131
2.25%, 08/15/27		1,180	1,325,334
2.88%, 08/15/28		350	414,504
3.13%, 11/15/28		350	423,158

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
1.63%, 08/15/29	USD	125	$136,392

Total U.S. Treasury Obligations — 46.6% (Cost: $24,503,110)			26,675,806

Total Long-Term Investments — 104.2% (Cost: $56,811,841)			59,684,131

	Shares

Short-Term Securities — 21.9%

Money Market Funds — 9.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(f)*		5,450,566	5,450,566

Total Money Market Funds — 9.5% (Cost: $5,450,566)			5,450,566

	Par (000)

U.S. Government Sponsored Agency Securities — 12.4%
Federal Home Loan Bank Discount Notes, 0.09%, 07/24/20(g)		7,100	7,099,456

Total U.S. Government Sponsored Agency Securities — 12.4% (Cost: $7,099,596)			7,099,456

Total Short-Term Securities — 21.9% (Cost: $12,550,162)			12,550,022

Total Options Purchased — 0.0% (Cost: $25,307)			10,747

Total Investments Before Options Written and TBA Sale Commitments — 126.1% (Cost: $69,387,310)			72,244,900

Total Options Written — (0.0)% (Premium Received — $28,172)			(21,144)

TBA Sale Commitments — (8.7)%(d)

Mortgage-Backed Securities — (8.7)%
Government National Mortgage Association:
3.50%, 07/15/50		108	(113,552)
4.50%, 07/15/50		158	(168,751)
Uniform Mortgage-Backed Securities:
2.50%, 07/25/35 - 08/25/50		1,472	(1,534,871)
3.00%, 07/25/35 - 07/25/50		59	(62,133)
3.50%, 07/25/35 - 08/25/50		2,423	(2,548,561)
4.00%, 07/25/35 - 07/25/50		172	(182,038)
2.00%, 07/25/50		165	(168,854)
5.50%, 07/25/50		109	(119,936)
6.00%, 07/25/50		69	(76,807)

Total TBA Sale Commitments — (8.7)% (Proceeds: $4,970,721)			(4,975,503)

Total Investments Net of Options Written and TBA Sale Commitments — 117.4% (Cost: $64,388,417)			67,248,253

Liabilities in Excess of Other Assets — (17.4)%			(9,969,159)

Net Assets — 100.0%			$ 57,279,094

SCHEDULES OF INVESTMENTS	121

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock U.S. Government Bond Portfolio

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Represents or includes a TBA transaction.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	Annualized 7-day yield as of period end.
(g)	Rates are discount rates or a range of discount rates as of period end.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	1,217,840	4,232,726	—	5,450,566	$5,450,566	$5,650	$—		$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Bank of America Securities, Inc.	0.18%	06/30/20	07/01/20	$2,373,500	$2,373,512	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	0.18	06/30/20	07/01/20	2,689,750	2,689,763	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	0.17	06/30/20	07/01/20	757,881	757,885	U.S. Treasury Obligations	Overnight

				$5,821,131	$5,821,160

122	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-BTP	4	09/08/20	$647	$10,215
U.S. Treasury Long Bond	2	09/21/20	357	2,199
U.S. Treasury 2 Year Note	21	09/30/20	4,637	3,513
U.S. Treasury 5 Year Note	74	09/30/20	9,305	17,241

				33,168

Short Contracts
Euro-Bund	4	09/08/20	793	(9,034)
Canada 10 Year Bond	3	09/21/20	340	172
U.S. Treasury 10 Year Note	9	09/21/20	1,253	(746)
U.S. Treasury 10 Year Ultra Note	2	09/21/20	315	(937)
U.S. Treasury Ultra Bond	1	09/21/20	218	44
Long Gilt	2	09/28/20	341	(1,875)

				(12,376)

				$20,792

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	8,654,100	USD	7,000	Deutsche Bank AG	07/02/20	$195
USD	6,000	BRL	32,156	BNP Paribas SA	07/02/20	87
USD	26,800	BRL	136,285	Citibank NA	07/02/20	1,739
USD	7,000	BRL	34,860	Deutsche Bank AG	07/02/20	590
USD	5,000	BRL	26,564	JPMorgan Chase Bank NA	07/02/20	115
USD	30,859	MXN	700,000	Citibank NA	07/06/20	419
AUD	12,000	USD	8,249	Deutsche Bank AG	07/15/20	32
USD	6,000	CLP	4,764,000	JPMorgan Chase Bank NA	07/15/20	198
USD	8,000	COP	29,876,000	JPMorgan Chase Bank NA	07/15/20	60
USD	6,000	MXN	137,507	HSBC Bank plc	07/15/20	28
USD	12,000	RUB	838,836	BNP Paribas SA	07/15/20	234
USD	5,000	RUB	349,300	Citibank NA	07/15/20	100
USD	26,000	ZAR	449,243	Bank of America NA	07/15/20	150
USD	94,727	ZAR	1,628,575	JPMorgan Chase Bank NA	07/15/20	1,015
CLP	4,933,500	USD	6,000	Bank of America NA	07/20/20	9
USD	7,053	COP	26,411,000	JPMorgan Chase Bank NA	07/27/20	41
USD	6,000	BRL	32,577	Citibank NA	08/04/20	20
USD	18,000	COP	65,098,080	Citibank NA	08/10/20	738
USD	12,164	COP	44,611,198	Barclays Bank plc	09/16/20	370
USD	3,038	RUB	215,335	Credit Suisse International	09/16/20	39
USD	4,535	RUB	322,542	HSBC Bank plc	09/16/20	43
USD	94,346	RUB	6,569,070	JPMorgan Chase Bank NA	09/16/20	2,851
USD	3,174	RUB	225,411	Morgan Stanley & Co. International plc	09/16/20	34
USD	4,416	MXN	96,813	Barclays Bank plc	09/23/20	251

						9,358

BRL	20,366	USD	3,800	BNP Paribas SA	07/02/20	(55)
BRL	80,779	USD	15,000	Citibank NA	07/02/20	(146)
BRL	62,487	USD	12,000	Deutsche Bank AG	07/02/20	(510)
BRL	74,468	USD	14,000	JPMorgan Chase Bank NA	07/02/20	(307)
USD	7,000	KRW	8,513,400	JPMorgan Chase Bank NA	07/02/20	(78)
USD	36,652	CAD	50,000	Citibank NA	07/06/20	(178)
USD	90,959	EUR	81,000	HSBC Bank plc	07/06/20	(52)
USD	8,000	KRW	9,630,880	BNP Paribas SA	07/06/20	(18)
CLP	6,912,000	USD	9,000	Citibank NA	07/15/20	(582)

SCHEDULES OF INVESTMENTS	123

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock U.S. Government Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	9,759,000	USD	12,000	Deutsche Bank AG	07/15/20	$(116)
COP	22,440,000	USD	6,000	JPMorgan Chase Bank NA	07/15/20	(36)
EUR	20,000	USD	22,548	JPMorgan Chase Bank NA	07/15/20	(72)
JPY	1,399,832	AUD	19,000	JPMorgan Chase Bank NA	07/15/20	(145)
JPY	750,724	USD	7,000	Citibank NA	07/15/20	(46)
MXN	45,399	USD	2,000	Barclays Bank plc	07/15/20	(28)
MXN	260,745	USD	11,500	Citibank NA	07/15/20	(176)
MXN	99,718	USD	4,500	Deutsche Bank AG	07/15/20	(169)
MXN	1,323,902	USD	59,400	JPMorgan Chase Bank NA	07/15/20	(1,902)
MXN	512,081	USD	23,000	Morgan Stanley & Co. International plc	07/15/20	(760)
RUB	4,533,497	USD	65,000	JPMorgan Chase Bank NA	07/15/20	(1,407)
USD	3,000	MXN	69,159	Deutsche Bank AG	07/15/20	(4)
ZAR	203,428	USD	12,000	Citibank NA	07/15/20	(294)
USD	21,000	TRY	145,373	Citibank NA	07/17/20	(137)
USD	6,000	CLP	4,933,500	Citibank NA	07/20/20	(9)
KZT	515,460	USD	1,320	Natwest Markets plc	07/24/20	(59)
USD	4,570	COP	17,417,000	JPMorgan Chase Bank NA	07/27/20	(54)
USD	3,000	BRL	16,430	Citibank NA	08/04/20	(16)

						(7,356)

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	One-Touch	Bank of America NA	09/10/20	CLP	820.00	CLP	820.00	USD	1	$468

Put
USD Currency	Down and Out	Goldman Sachs International	07/15/20	MXN	22.25	MXN	21.30	USD	15	25

										$493

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Bank of America NA	07/15/20	CLP	830.00	USD	15	$138
USD Currency	Citibank NA	07/23/20	ZAR	18.00	USD	11	69
USD Currency	Deutsche Bank AG	07/23/20	ZAR	19.00	USD	11	16
USD Currency	Bank of America NA	08/07/20	TRY	7.00	USD	10	109
USD Currency	JPMorgan Chase Bank NA	11/03/20	TWD	30.00	USD	22	71

							403

Put
USD Currency	Bank of America NA	07/02/20	BRL	5.00	USD	18	—
USD Currency	Bank of America NA	07/02/20	KRW	1,220.00	USD	20	336
USD Currency	Citibank NA	07/02/20	RUB	78.00	USD	57	5,402
USD Currency	Bank of America NA	07/09/20	KRW	1,170.00	USD	28	6
USD Currency	Standard Chartered Bank	07/21/20	JPY	106.00	USD	30	35
USD Currency	Bank of America NA	08/05/20	ZAR	16.90	USD	21	168
USD Currency	Bank of America NA	08/06/20	MXN	24.00	USD	12	600
USD Currency	Bank of America NA	10/09/20	MXN	23.80	USD	15	727

							7,274

							$7,677

124	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock U.S. Government Bond Portfolio

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Put
10-Year Interest Rate Swap(a)	2.11%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	08/17/20	2.11%	USD	1,800	$4
10-Year Interest Rate Swap(a)	1.05%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	12/03/20	1.05	USD	229	1,273
10-Year Interest Rate Swap(a)	1.05%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	12/16/20	1.05	USD	89	545
10-Year Interest Rate Swap(a)	1.00%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	12/17/20	1.00	USD	105	755

										$2,577

(a)	Forward settling swaption.

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
U.S. Treasury 5 Year Note	14	08/21/20	USD	125.25	USD	1,400	$(8,969)

Put
U.S. Treasury 5 Year Note	14	08/21/20	USD	125.25	USD	1,400	(2,078)

							$(11,047)

OTC Currency Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	BNP Paribas SA	07/02/20	BRL	5.35	USD	14	$(277)
USD Currency	Bank of America NA	07/02/20	KRW	1,240.00	USD	20	—
AUD Currency	JPMorgan Chase Bank NA	07/09/20	JPY	71.00	AUD	9	(293)
USD Currency	Bank of America NA	07/09/20	MXN	25.00	USD	4	(3)
USD Currency	Bank of America NA	07/15/20	CLP	855.00	USD	15	(49)
USD Currency	Citibank NA	07/23/20	ZAR	19.00	USD	11	(16)
USD Currency	Bank of America NA	08/06/20	MXN	25.50	USD	4	(15)

							(653)

Put
USD Currency	Citibank NA	07/02/20	RUB	75.00	USD	57	(3,001)
USD Currency	Bank of America NA	07/15/20	CLP	795.00	USD	15	(39)
USD Currency	Citibank NA	07/23/20	ZAR	17.00	USD	11	(71)
USD Currency	Bank of America NA	08/06/20	MXN	23.00	USD	12	(254)
USD Currency	Bank of America NA	08/07/20	TRY	6.60	USD	10	(11)
USD Currency	JPMorgan Chase Bank NA	08/07/20	TWD	29.25	USD	12	(74)
USD Currency	Bank of America NA	10/09/20	MXN	22.80	USD	23	(545)

							(3,995)

							$(4,648)

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.35%	Semi-Annual	Deutsche Bank AG	09/30/20	0.35%	USD	400	$ (1,502)

SCHEDULES OF INVESTMENTS	125

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock U.S. Government Bond Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.40%	Semi-Annual	Barclays Bank plc	10/28/20	0.40%	USD	650	$(3,892)

										(5,394)

Put
2-Year Interest Rate Swap(a)	0.60%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	09/25/20	0.60	USD	3,700	(55)

										$(5,449)

(a)	Forward settling swaption.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
3 month LIBOR	Quarterly	1.37%	Semi-Annual	N/A		11/30/20	USD	470	$2,475	$(621)	$3,096
1.37%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/30/20	USD	1,400	(7,371)	—	(7,371)
0.73%	Semi-Annual	3 month BA	Semi-Annual	04/05/21	(a)	04/05/22	CAD	1,001	(1,304)	—	(1,304)
0.77%	Semi-Annual	3 month BA	Semi-Annual	04/07/21	(a)	04/07/22	CAD	2,005	(3,158)	—	(3,158)
3 month BA	Semi-Annual	0.66%	Semi-Annual	05/13/22	(a)	05/13/23	CAD	2,000	(1,329)	—	(1,329)
1 day SONIA	At Termination	0.02%	At Termination	05/26/22	(a)	05/26/23	GBP	2,345	2,326	—	2,326
3 month BA	Semi-Annual	0.74%	Semi-Annual	05/26/22	(a)	05/26/23	CAD	686	(93)	—	(93)
3 month BA	Semi-Annual	0.73%	Semi-Annual	05/30/22	(a)	05/30/23	CAD	556	(100)	—	(100)
3 month BA	Semi-Annual	0.76%	Semi-Annual	05/30/22	(a)	05/30/23	CAD	570	23	—	23
0.06%	At Termination	1 day Fed Funds	At Termination	05/31/22	(a)	05/31/23	USD	488	(326)	—	(326)
0.08%	At Termination	1 day Fed Funds	At Termination	05/31/22	(a)	05/31/23	USD	405	(353)	—	(353)
3 month BA	Semi-Annual	0.76%	Semi-Annual	06/01/22	(a)	06/01/23	CAD	1,111	(1)	—	(1)
3 month BA	Semi-Annual	0.77%	Semi-Annual	06/01/22	(a)	06/01/23	CAD	1,112	19	—	19
0.05%	At Termination	1 day Fed Funds	At Termination	06/02/22	(a)	06/02/23	USD	396	(223)	—	(223)
0.04%	At Termination	1 day Fed Funds	At Termination	06/03/22	(a)	06/03/23	USD	791	(392)	—	(392)
0.04%	At Termination	1 day Fed Funds	At Termination	06/03/22	(a)	06/03/23	USD	790	(370)	—	(370)
0.74%	Semi-Annual	3 month BA	Semi-Annual	06/27/22	(a)	06/27/23	CAD	1,965	582	—	582
3 month BA	Semi-Annual	1.09%	Semi-Annual	04/03/23	(a)	04/03/24	CAD	1,001	1,484	—	1,484
3 month BA	Semi-Annual	1.22%	Semi-Annual	04/10/23	(a)	04/10/24	CAD	2,005	4,794	—	4,794
28 day MXIBTIIE	Monthly	6.67%	Monthly	N/A		08/12/24	MXN	470	1,547	—	1,547
28 day MXIBTIIE	Monthly	6.72%	Monthly	N/A		08/13/24	MXN	404	1,361	—	1,361
28 day MXIBTIIE	Monthly	6.59%	Monthly	N/A		11/08/24	MXN	296	966	—	966
28 day MXIBTIIE	Monthly	5.20%	Monthly	N/A		05/02/25	MXN	768	573	—	573
3 month BA	Semi-Annual	0.75%	Semi-Annual	N/A		05/26/25	CAD	405	(31)	—	(31)
3 month BA	Semi-Annual	0.85%	Semi-Annual	N/A		06/04/25	CAD	203	691	—	691
3 month BA	Semi-Annual	0.85%	Semi-Annual	N/A		06/04/25	CAD	202	702	(2)	704
2.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/21/28	USD	200	(38,712)	—	(38,712)
1.61%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/01/29	USD	400	(37,080)	—	(37,080)
28 day MXIBTIIE	Monthly	5.99%	Monthly	N/A		05/02/30	MXN	204	237	—	237
28 day MXIBTIIE	Monthly	6.03%	Monthly	N/A		05/02/30	MXN	204	266	—	266
28 day MXIBTIIE	Monthly	6.03%	Monthly	N/A		05/03/30	MXN	182	235	—	235
28 day MXIBTIIE	Monthly	5.96%	Monthly	N/A		05/06/30	MXN	147	155	—	155
3 month LIBOR	Quarterly	0.64%	Semi-Annual	08/12/20	(a)	08/12/30	USD	91	(117)	—	(117)
3 month LIBOR	Quarterly	0.80%	Semi-Annual	12/18/20	(a)	12/18/30	USD	24	289	—	289
3 month LIBOR	Quarterly	0.75%	Semi-Annual	12/21/20	(a)	12/21/30	USD	28	196	—	196

									$(72,039)	$(623)	$(71,416)

(a)	Forward swap.

126	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock U.S. Government Bond Portfolio

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1 day BZDIOVER	At Termination	5.13%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	99	$595	$—	$595
28 day MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	08/06/25	MXN	511	1,517	—	1,517

								$2,112	$—	$2,112

OTC Inflation Swaps

Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1 month USCPI	At Termination	(0.96)%	At Termination	Citibank NA	04/15/21	USD	434	$(2,825)	$—	$(2,825)
1 month USCPI	At Termination	(1.00)%	At Termination	Citibank NA	04/15/21	USD	434	(2,979)	—	(2,979)
1 month USCPI	At Termination	(1.00)%	At Termination	Citibank NA	04/15/21	USD	434	(2,979)	—	(2,979)
1 month USCPI	At Termination	(1.02)%	At Termination	Citibank NA	04/15/21	USD	434	(3,059)	—	(3,059)
0.04%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/22	USD	434	3,931	—	3,931
0.02%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/22	USD	434	4,116	—	4,116
0.01%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/22	USD	434	4,182	—	4,182
0.00%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/22	USD	434	4,282	—	4,282
1 month USCPI	At Termination	(0.05)%	At Termination	Citibank NA	04/15/22	USD	651	(7,047)	—	(7,047)
0.62%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/24	USD	651	9,534	—	9,534

								$7,156	$—	$7,156

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.01%
1 day Fed Funds	1 day Fed Funds	0.08
1 day SONIA	Sterling Overnight Index Average	0.06
1 month USCPI	U.S. Consumer Price Index	0.10
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	5.28
3 month BA	Canadian Bankers Acceptances	0.56
3 month LIBOR	London Interbank Offered Rate	0.30

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$—	$(623)	$19,544	$(90,960)	$—
OTC Swaps	—	—	28,157	(18,889)	—
Options Written	N/A	N/A	10,894	(3,866)	(21,144)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULES OF INVESTMENTS	127

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$33,384	$—	$33,384
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	9,358	—	—	9,358
Options purchased (b)
Investments at value — unaffiliated (c)	—	—	—	8,170	2,577	—	10,747
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	—	—	—	19,544	—	19,544
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	2,112	26,045	28,157

	$—	$—	$—	$17,528	$57,617	$26,045	$101,190

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	—	—	12,592	—	12,592
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	7,356	—	—	7,356
Options written
Options written at value	—	—	—	4,648	16,496	—	21,144
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	—	—	—	90,960	—	90,960
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	—	18,889	18,889

	$—	$—	$—	$12,004	$120,048	$18,889	$150,941

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes forward settling swaptions.
(c)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(30,328)	$—	$(30,328)
Forward foreign currency exchange contracts	—	—	—	45,241	—	—	45,241
Options purchased (a)	—	—	—	(13,901)	(16,614)	—	(30,515)
Options written	—	—	—	7,276	36,147	—	43,423
Swaps	—	—	1,027	—	(476,407)	21,095	(454,285)

	$—	$—	$1,027	$38,616	$(487,202)	$21,095	$(426,464)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	(3,568)	—	(3,568)
Forward foreign currency exchange contracts	—	—	—	(36,429)	—	—	(36,429)
Options purchased (b)	—	—	—	1,417	14,507	—	15,924
Options written	—	—	—	(1,457)	(4,179)	—	(5,636)
Swaps	—	989	—	—	81,264	7,156	89,409

	$—	$989	$—	$(36,469)	$88,024	$7,156	$59,700

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

128	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock U.S. Government Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,859,373
Average notional value of contracts — short	1,777,340
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	1,483,454
Average amounts sold — in USD	730,279
Options:
Average value of option contracts purchased	8,175
Average value of option contracts written	63,226
Average notional value of swaption contracts purchased	2,011,500
Average notional value of swaption contracts written	6,425,000
Credit default swaps:
Average notional value — sell protection	—(a)
Interest rate swaps:
Average notional value — pays fixed rate	6,867,344
Average notional value — receives fixed rate	7,194,852
Inflation swaps:
Average notional value — pays fixed rate	1,193,500
Average notional value — receives fixed rate	1,193,500

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$7,891	$3,175
Forward foreign currency exchange contracts	9,358	7,356
Options (a)(b)	10,747	21,144
Swaps — Centrally cleared	—	230
Swaps — OTC (c)	28,157	18,889

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$56,153	$50,794
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(7,891)	(14,452)

Total derivative assets and liabilities subject to an MNA	$48,262	$36,342

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes forward settling swaptions.
(c)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$3,466	$(916)	$—	$—	$2,550
Barclays Bank plc	621	(621)	—	—	—
BNP Paribas SA	321	(321)	—	—	—
Citibank NA	34,536	(23,561)	—	—	10,975
Credit Suisse International	39	—	—	—	39
Deutsche Bank AG	2,651	(2,356)	—	—	295
Goldman Sachs International	1,542	—	—	—	1,542
HSBC Bank plc	71	(52)	—	—	19
JPMorgan Chase Bank NA	4,946	(4,368)	—	—	578
Morgan Stanley & Co. International plc	34	(34)	—	—	—
Standard Chartered Bank	35	—	—	—	35

	$48,262	$(32,229)	$—	$—	$16,033

SCHEDULES OF INVESTMENTS	129

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock U.S. Government Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$916	$(916)	$—	$—	$—
Barclays Bank plc	3,920	(621)	—	—	3,299
BNP Paribas SA	350	(321)	—	—	29
Citibank NA	23,561	(23,561)	—	—	—
Deutsche Bank AG	2,356	(2,356)	—	—	—
HSBC Bank plc	52	(52)	—	—	—
JPMorgan Chase Bank NA	4,368	(4,368)	—	—	—
Morgan Stanley & Co. International plc	760	(34)	—	—	726
Natwest Markets plc	59	—	—	—	59

	$36,342	$(32,229)	$—	$—	$4,113

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

130	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock U.S. Government Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments	$—	$59,684,131	$—	$59,684,131
Short-Term Securities:
Money Market Funds	5,450,566	—	—	5,450,566
U.S. Government Sponsored Agency Securities	—	7,099,456	—	7,099,456
Options Purchased:
Foreign currency exchange contracts	—	8,170	—	8,170
Interest rate contracts	—	2,577	—	2,577
Liabilities:
Investments:
TBA Sale Commitments	—	(4,975,503)	—	(4,975,503)

	$5,450,566	$61,818,831	$—	$67,269,397

Derivative Financial Instruments (a)
Assets:
Foreign currency exchange contracts	$—	$9,358	$—	$9,358
Interest rate contracts	33,384	21,656	—	55,040
Other contracts	—	26,045	—	26,045
Liabilities:
Foreign currency exchange contracts	—	(12,004)	—	(12,004)
Interest rate contracts	(23,639)	(96,409)	—	(120,048)
Other contracts	—	(18,889)	—	(18,889)

	$9,745	$(70,243)	$—	$(60,498)

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $5,821,160 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	131

Statements of Assets and Liabilities  (unaudited)

June 30, 2020

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio (a)

ASSETS
Investments at value — unaffiliated (b)(c)	$169,164,701	$494,993,225	$213,447,187	$176,652,958
Investments at value — affiliated (d)	11,191,221	30,897,733	4,795,413	7,462,571
Cash	121	—	76	389,031
Cash pledged:
Collateral — OTC derivatives	—	—	—	25,000
Futures contracts	425,000	923,000	—	1,238,000
Centrally cleared swaps	—	191,182	—	371,000
Foreign currency at value (e)	—	1,362,399	5	8,541
Receivables:	—	—	—	—
Investments sold	1,528,734	18,691,955	651,415	265,343
Securities lending income — affiliated	5,081	8,746	1,269	2,197
Swaps	—	—	—	162
TBA sale commitments	—	19,899,975	—	—
Capital shares sold	1,273	867	930	1,205
Dividends — affiliated	414	16,639	52	77
Dividends — unaffiliated	126,569	226,988	15,694	136,118
Interest — unaffiliated	—	1,134,148	—	190,409
From the Manager	—	—	—	316
From affiliate(s)	4,457	2,916	4,458	4,459
Variation margin on futures contracts	75,077	102,617	—	40,901
Swap premiums paid	—	88,769	—	—
Unrealized appreciation on:	—	—	—	—
Forward foreign currency exchange contracts	—	59,157	—	213,298
OTC swaps	—	94,347	—	189,744
Prepaid expenses	1,361	3,742	1,397	1,412
Other assets	—	1,123	—	—
Total assets	182,524,009	568,699,528	218,917,896	187,192,742

LIABILITIES
Investments sold short, at value (f)	—	—	—	133,327
Bank overdraft	—	57,627	—	—
Borrowed bonds at value (g)	—	712,451	—	—
Cash collateral on securities loaned at value	6,308,318	7,522,375	4,417,242	4,693,017
Options written at value (h)	—	30,434	—	1,636,074
TBA sale commitments at value (i)	—	19,941,669	—	—
Reverse repurchase agreements at value	—	5,026,280	—	—
Payables:	—	—	—	—
Investments purchased	1,323,733	58,720,863	574,161	4,851,724
Swaps	—	—	—	1,188
Accounting services fees	18,417	45,046	18,239	44,959
Capital shares redeemed	2,342	394,435	2,703	2,234
Custodian fees	15,474	37,866	3,613	57,548
Deferred foreign capital gain tax	—	—	—	28,877
Interest expense	—	1,471	—	—
Investment advisory fees	52,891	144,219	63,990	48,315
Other affiliates	584	1,577	560	609
Printing fees	24,781	17,201	10,741	12,219
Professional fees	30,382	39,657	21,929	65,456
Transfer agent fees	55,317	158,568	63,958	55,492
Other accrued expenses	41,748	36,424	2,523	35,247
Variation margin on futures contracts	—	96,151	—	128,034
Variation margin on centrally cleared swaps	—	4,871	—	3,678
Swap premiums received	—	2,929	—	—
Unrealized depreciation on:	—	—	—	—
Forward foreign currency exchange contracts	—	45,436	—	249,732
OTC swaps	—	115,645	—	9,017
Total liabilities	7,873,987	93,153,195	5,179,659	12,056,747
NET ASSETS	$174,650,022	$475,546,333	$213,738,237	$175,135,995

See notes to financial statements.

132	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2020

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio (a)
NET ASSETS CONSIST OF
Paid-in capital	$156,163,083	$435,805,458	$120,981,057	$157,358,940
Accumulated earnings	18,486,939	39,740,875	92,757,180	17,777,055
NET ASSETS	$174,650,022	$475,546,333	$213,738,237	$175,135,995

Share outstanding, $0.10 par value (j)	7,468,349	29,869,470	4,329,257	10,871,320

Net asset value	$23.39	$15.92	$49.37	$16.11

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$154,035,877	$463,309,657	$128,585,823	$161,815,944
(c) Securities loaned at value	$6,161,956	$7,298,158	$4,416,395	$4,616,585
(d) Investments at cost — affiliated	$11,191,850	$31,079,392	$4,795,413	$7,500,414
(e) Foreign currency at cost	$—	$1,375,511	$5	$9,161
(f) Proceeds received from investments sold short at value — unaffiliated	$—	$—	$—	$90,256
(g) Proceeds received from borrowed bonds	$—	$713,692	$—	$—
(h) Premiums received	$—	$19,257	$—	$1,532,958
(i) Proceeds from TBA sale commitments	$—	$19,899,975	$—	$—
(j) Authorized shares	100 million	300 million	100 million	100 million

See notes to financial statements.

FINANCIAL STATEMENTS	133

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2020

	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock U.S. Government Bond Portfolio

ASSETS
Investments at value — unaffiliated (a)	$67,676,349	$26,840,004	$66,794,334
Investments at value — affiliated (b)	—	550,914	5,450,566
Cash	3,776,484	1,873	—
Cash pledged:
Futures contracts	—	2,000	113,540
Centrally cleared swaps	—	36,000	53,000
Foreign currency at value (c)	—	833	320,283
Repurchase agreements at value — unaffiliated (d)	34,400,000	—	—
Receivables:	—	—	—
Investments sold	189,946	182,408	3,774,483
TBA sale commitments	—	—	4,970,721
Capital shares sold	341,486	1,053	159
Dividends — affiliated	—	37	169
Dividends — unaffiliated	—	276	27,545
Interest — unaffiliated	12,451	395,248	225,583
From the Manager	—	6,501	—
From affiliate(s)	4,602	—	—
Variation margin on futures contracts	—	156	7,891
Variation margin on centrally cleared swaps	—	2,110	—
Swap premiums paid	—	1,057	—
Unrealized appreciation on:	—	—	—
Forward foreign currency exchange contracts	—	—	9,358
OTC swaps	—	105	28,157
Unfunded floating rate loan interests	—	478	—
Prepaid expenses	953	371	677
Other assets	—	351	3,136
Total assets	106,402,271	28,021,775	81,779,602

LIABILITIES
Bank overdraft	—	—	17,282
Options written at value (e)	—	—	21,144
TBA sale commitments at value (f)	—	—	4,975,503
Reverse repurchase agreements at value	—	—	5,821,160
Payables:	—	—	—
Investments purchased	314,841	473,680	13,406,464
Accounting services fees	26,693	36,078	34,989
Capital shares redeemed	159	126	365
Custodian fees	4,106	8,110	11,594
Income dividend distributions	—	126,394	102,381
Investment advisory fees	23,003	—	3,453
Directors’ and Officer’s fees	—	4,598	3,746
Other affiliates	437	103	165
Printing fees	11,318	9,813	9,804
Professional fees	31,921	16,759	38,561
Registration fees	2,933	—	229
Transfer agent fees	37,415	9,737	12,177
Other accrued expenses	2,671	8,987	11,841
Variation margin on futures contracts	—	—	3,175
Variation margin on centrally cleared swaps	—	—	230
Swap premiums received	—	1,219	—
Unrealized depreciation on:	—	—	—
Forward foreign currency exchange contracts	—	1,455	7,356
OTC swaps	—	411	18,889
Total liabilities	455,497	697,470	24,500,508
NET ASSETS	$105,946,774	$27,324,305	$57,279,094

See notes to financial statements.

134	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2020

	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock U.S. Government Bond Portfolio
NET ASSETS CONSIST OF
Paid-in capital	$105,941,724	$30,478,609	$56,187,284
Accumulated earnings (loss)	5,050	(3,154,304)	1,091,810
NET ASSETS	$105,946,774	$27,324,305	$57,279,094

Share outstanding, $0.10 par value (g)	105,941,730	5,350,407	4,959,758

Net asset value	$1.00	$5.11	$11.55

(a) Investments at cost — unaffiliated	$67,676,349	$27,335,647	$63,936,744
(b) Investments at cost — affiliated	$—	$550,914	$5,450,566
(c) Foreign currency at cost	$—	$836	$322,991
(d) Repurchase agreements at cost — unaffiliated	$34,400,000	$—	$—
(e) Premiums received	$—	$—	$28,172
(f) Proceeds from TBA sale commitments	$—	$—	$4,970,721
(g) Authorized shares	2 billion	100 million	100 million

See notes to financial statements.

FINANCIAL STATEMENTS	135

Statements of Operations (unaudited) Six Months Ended June 30, 2020

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio (a)

INVESTMENT INCOME
Dividends — affiliated	$7,176	$134,166	$3,138	$20,649
Dividends — unaffiliated	1,553,814	2,573,309	525,249	991,583
Interest — unaffiliated	—	2,474,768	—	499,259
Securities lending income — affiliated — net	19,302	31,299	12,206	19,102
Foreign taxes withheld	(781)	(7,243)	(5,537)	(49,172)

Total investment income	1,579,511	5,206,299	535,056	1,481,421

EXPENSES
Investment advisory	319,383	871,610	362,355	318,855
Transfer agent	116,469	327,870	134,466	125,400
Accounting services	28,089	62,900	28,601	61,791
Professional	19,301	35,548	26,299	48,645
Custodian	17,874	56,778	6,190	96,968
Directors and Officer	1,700	3,141	1,736	1,710
Pricing	177	30,426	132	4,805
Printing	—	2,772	899	2,484
Miscellaneous	2,758	5,410	3,127	1,342

Total expenses excluding dividend expense and interest expense	505,751	1,396,455	563,805	662,000
Dividend expense — affiliated	—	—	—	3,311
Dividend expense — unaffiliated	—	—	—	2,568
Interest expense	—	22,612	—	—

Total expenses	505,751	1,419,067	563,805	667,879

Less:
Transfer agent fees waived and/or reimbursed	(82,967)	(239,065)	(93,081)	(122,875)
Fees waived and/or reimbursed by the Manager	(1,490)	(4,597)	(327)	(51,466)

Total expenses after fees waived and/or reimbursed	421,294	1,175,405	470,397	493,538

Net investment income	1,158,217	4,030,894	64,659	987,883

136	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (unaudited) (continued) Six Months Ended June 30, 2020

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio (a)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	$(4,586)	$(6,130)	$3,520	$(61,221)
Investments — unaffiliated (b)	100,333	3,475,558	6,037,806	(869,980)
Borrowed bonds	—	51,670	—	—
Forward foreign currency exchange contracts	—	121,968	—	(795,585)
Foreign currency transactions	—	103,488	15,747	75,391
Futures contracts	348,337	(1,499,619)	—	2,379,416
Options written	—	7,444	—	586,631
Short sales — affiliated	—	—	—	147,384
Short sales — unaffiliated	—	(133,369)	—	45,420
Swaps	—	378,240	—	(59,133)

	444,084	2,499,250	6,057,073	1,448,323

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(629)	(169,543)	(20)	(59,373)
Investments — unaffiliated (c)	(6,264,880)	(5,710,333)	19,947,276	(1,259,930)
Borrowed bonds	—	(7,544)	—	—
Forward foreign currency exchange contracts	—	(77,735)	—	(324,178)
Foreign currency translations	—	(17,550)	—	(3,845)
Futures contracts	72,538	65,357	—	8,703
Options written	—	(57,563)	—	(242,513)
Short sales — unaffiliated	—	—	—	(37,132)
Swaps	—	91,122	—	22,213

	(6,192,971)	(5,883,789)	19,947,256	(1,896,055)

Net realized and unrealized gain (loss)	(5,748,887)	(3,384,539)	26,004,329	(447,732)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,590,670)	$646,355	$26,068,988	$540,151

(a) Consolidated Statement of Operations.
(b) Net of foreign capital gain tax	$—	$—	$—	$(1,043)
(c) Net of foreign capital gain tax	$—	$—	$—	$17,263

See notes to financial statements.

FINANCIAL STATEMENTS	137

Statements of Operations (unaudited) (continued) Six Months Ended June 30, 2020

	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock U.S. Government Bond Portfolio

INVESTMENT INCOME
Dividends — affiliated	$—	$1,515	$5,650
Dividends — unaffiliated	—	3,099	119
Interest — unaffiliated	561,228	839,982	751,093
Foreign taxes withheld	—	—	(51)

Total investment income	561,228	844,596	756,811

EXPENSES
Investment advisory	205,043	51,086	103,558
Transfer agent	78,281	20,635	41,994
Professional	23,517	26,082	42,477
Accounting services	18,827	53,329	46,789
Custodian	6,019	12,359	16,357
Directors and Officer	1,349	—	—
Pricing	956	2,570	12,783
Printing	397	2,314	2,739
Miscellaneous	2,215	2,526	2,145

Total expenses excluding interest expense	336,604	170,901	268,842
Interest expense	—	—	46,222

Total expenses	336,604	170,901	315,064

Less:
Transfer agent fees waived and/or reimbursed	(69,157)	(18,148)	(39,492)
Fees waived and/or reimbursed by the Manager	(9,766)	(84,168)	(90,518)

Total expenses after fees waived and/or reimbursed	257,681	68,585	185,054

Net investment income	303,547	776,011	571,757

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	$1,732	$(186,721)	$1,442,144
Forward foreign currency exchange contracts	—	7,821	45,241
Foreign currency transactions	—	(7,126)	12,954
Futures contracts	—	(45,484)	(30,328)
Options written	—	(7,361)	43,423
Short sales — unaffiliated	—	(672)	—
Swaps	—	(36,740)	(454,285)

	1,732	(276,283)	1,059,149

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	—	(1,447,246)	1,593,720
Forward foreign currency exchange contracts	—	(1,043)	(36,429)
Foreign currency translations	—	(7)	(3,209)
Futures contracts	—	(524)	(3,568)
Options written	—	27	(5,636)
Swaps	—	17,088	89,409
Unfunded floating rate loan interests	—	(1,150)	—

	—	(1,432,855)	1,634,287

Net realized and unrealized gain (loss)	1,732	(1,709,138)	2,693,436

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$305,279	$(933,127)	$3,265,193

See notes to financial statements.

138	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Core Portfolio		BlackRock Balanced Capital Portfolio
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,158,217	$2,732,108	$4,030,894	$10,124,182
Net realized gain	444,084	12,780,256	2,499,250	30,371,439
Net change in unrealized appreciation (depreciation)	(6,192,971)	29,596,853	(5,883,789)	55,618,922

Net increase (decrease) in net assets resulting from operations	(4,590,670)	45,109,217	646,355	96,114,543

DISTRIBUTIONS TO SHAREHOLDERS (a)
Decrease in net assets resulting from distributions to shareholders	—	(11,852,191)	—	(34,979,827)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(9,666,253)	(5,763,171)	(25,722,278)	(13,542,103)

NET ASSETS
Total increase (decrease) in net assets	(14,256,923)	27,493,855	(25,075,923)	47,592,613
Beginning of period	188,906,945	161,413,090	500,622,256	453,029,643

End of period	$174,650,022	$188,906,945	$475,546,333	$500,622,256

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	139

Statements of Changes in Net Assets (continued)

	BlackRock Capital Appreciation Portfolio		BlackRock Global Allocation Portfolio (a)
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$64,659	$238,649	$987,883	$3,114,587
Net realized gain	6,057,073	21,358,788	1,448,323	5,624,417
Net change in unrealized appreciation (depreciation)	19,947,256	29,740,883	(1,896,055)	21,197,382

Net increase in net assets resulting from operations	26,068,988	51,338,320	540,151	29,936,386

DISTRIBUTIONS TO SHAREHOLDERS (b)
Decrease in net assets resulting from distributions to shareholders	—	(21,012,661)	—	(8,154,274)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(8,268,682)	2,746,206	(10,986,470)	(10,182,860)

NET ASSETS
Total increase (decrease) in net assets	17,800,306	33,071,865	(10,446,319)	11,599,252
Beginning of period	195,937,931	162,866,066	185,582,314	173,983,062

End of period	$213,738,237	$195,937,931	$175,135,995	$185,582,314

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

140	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock Government Money Market Portfolio		BlackRock High Yield Portfolio

	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$303,547	$2,123,664	$776,011	$1,735,796
Net realized gain (loss)	1,732	2,436	(276,283)	(376,917)
Net change in unrealized appreciation (depreciation)	—	—	(1,432,855)	2,822,804
Net increase (decrease) in net assets resulting from operations	305,279	2,126,100	(933,127)	4,181,683

DISTRIBUTIONS TO SHAREHOLDERS (a)
Decrease in net assets resulting from distributions to shareholders	(303,547)	(2,123,664)	(787,885)	(1,741,887)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(6,509,220)	(18,908,774)	(1,627,413)	1,165,075

NET ASSETS
Total increase (decrease) in net assets	(6,507,488)	(18,906,338)	(3,348,425)	3,604,871
Beginning of period	112,454,262	131,360,600	30,672,730	27,067,859
End of period	$105,946,774	$112,454,262	$27,324,305	$30,672,730

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	141

Statements of Changes in Net Assets  (continued)

	BlackRock U.S. Government Bond Portfolio

	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$571,757	$1,349,560
Net realized gain	1,059,149	585,109
Net change in unrealized appreciation (depreciation)	1,634,287	1,640,341
Net increase in net assets resulting from operations	3,265,193	3,575,010

DISTRIBUTIONS TO SHAREHOLDERS (a)
Decrease in net assets resulting from distributions to shareholders	(636,566)	(1,423,246)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	317,380	(1,759,775)

NET ASSETS
Total increase in net assets	2,946,007	391,989
Beginning of period	54,333,087	53,941,098
End of period	$57,279,094	$54,333,087

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

142	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows  (unaudited)

Six Months Ended June 30, 2020

BlackRock U.S. Government Bond Portfolio

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$3,265,193
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	198,272,110
Purchases of long-term investments	(185,655,011)
Net purchases of short-term securities	(3,205,207)
Amortization of premium and accretion of discount on investments	47,104
Premiums received from options written	85,392
Premiums paid on closing options written	(56,308)
Net realized (gain) loss on investments and options written	(1,485,567)
Net unrealized (appreciation) depreciation on investments, options written, forward foreign currency exchange contracts, foreign currency translations and swaps	(1,558,327)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	1,283
Dividends — unaffiliated	1,976
Interest — unaffiliated	43,652
From the Manager	3,609
Investment adviser	2,818
Variation margin on futures contracts	1,402
Variation margin on centrally cleared swaps	5,995
Swap premiums paid	218
Prepaid expenses	309
Other assets	4,808

Increase (Decrease) in Liabilities:
Payables:
Accounting services fees	13,261
Custodian fees	(3,816)
Interest expense and fees	(689)
Directors’ and Officer’s fees	(1,092)
Other affiliates	(170)
Printing fees	1,494
Professional fees	(7,672)
Transfer agent fees	(228)
Investment advisory fees	3,453
Variation margin on futures contracts	1,576
Variation margin on centrally cleared swaps	230
Other accrued expenses	3,422
Swap premiums received	(169)
Net cash provided by operating activities	9,785,049

CASH USED FOR FINANCING ACTIVITIES
Payments on redemption of capital shares	(3,734,999)
Proceeds from issuance of capital shares	3,411,550
Net borrowing of reverse repurchase agreements	(9,252,975)
Increase in bank overdraft	13,510
Net cash used for financing activities	(9,562,914)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(3,319)

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	218,816
Restricted and unrestricted cash and foreign currency at beginning of period	268,007
Restricted and unrestricted cash and foreign currency at end of period	$486,823

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$46,911

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of dividends and distributions paid to shareholders	$642,075

FINANCIAL STATEMENTS	143

Statement of Cash Flows  (unaudited) (continued)

Six Months Ended June 30, 2020

	Six Months Ended June 30, 2020	Year Ended December 31, 2019

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY TO THE STATEMENTS OF ASSETS AND LIABILITIES:
Cash pledged:
Futures contracts	113,540	58,540
Centrally cleared swaps	53,000	77,000
Foreign currency at value	320,283	132,467
	$486,823	$268,007
See notes to financial statements.

144	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Portfolio
	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$23.90	$19.76	$24.31	$27.15	$26.53	$28.11
Net investment income(a)	0.15	0.35	0.38 (b)	0.40	0.36	0.32
Net realized and unrealized gain (loss)	(0.66)	5.38	(1.62)	5.58	2.47	(0.15)
Net increase (decrease) from investment operations	(0.51)	5.73	(1.24)	5.98	2.83	0.17

Distributions(c)
From net investment income	—	(0.34)	(0.39)	(0.41)	(0.37)	(0.33)
From net realized gain	—	(1.25)	(2.92)	(8.41)	(1.84)	(1.42)
Total distributions	—	(1.59)	(3.31)	(8.82)	(2.21)	(1.75)

Net asset value, end of period	$23.39	$23.90	$19.76	$24.31	$27.15	$26.53

Total Return(d)
Based on net asset value	(2.13)%(e)	29.09%	(5.11)%	22.24%	10.69%	0.60%

Ratios to Average Net Assets
Total expenses	0.59%(f)	0.60%	0.63%	0.63%	0.60%	0.60%
Total expenses after fees waived and/or reimbursed	0.49%(f)	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	1.35%(f)	1.52%	1.51%(b)	1.35%	1.36%	1.14%

Supplemental Data
Net assets, end of period (000)	$174,650	$188,907	$161,413	$187,538	$167,987	$169,173
Portfolio turnover rate	61%	131%	151%	154%	48%	31%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.06%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	145

Financial Highlights (For a share outstanding throughout each period)

	BlackRock Balanced Capital Portfolio
	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.86	$13.97	$15.81	$16.87	$16.74	$17.81
Net investment income(a)	0.13	0.33	0.32	0.31	0.29	0.28
Net realized and unrealized gain (loss)	(0.07)	2.75	(0.73)	2.14	1.16	(0.19)
Net increase (decrease) from investment operations	0.06	3.08	(0.41)	2.45	1.45	0.09

Distributions(b)
From net investment income	—	(0.33)	(0.31)	(0.34)	(0.30)	(0.30)
From net realized gain	—	(0.86)	(1.12)	(3.17)	(1.02)	(0.86)
Total distributions	—	(1.19)	(1.43)	(3.51)	(1.32)	(1.16)

Net asset value, end of period	$15.92	$15.86	$13.97	$15.81	$16.87	$16.74

Total Return(c)
Based on net asset value	0.38%(d)	22.06%	(2.66)%	14.59%	8.65%	0.52%

Ratios to Average Net Assets(e)
Total expenses	0.61%(f)	0.63%	0.64%	0.66%	0.62%	0.61%
Total expenses after fees waived and/or reimbursed	0.50%(f)	0.52%	0.52%	0.53%	0.52%	0.50%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.49%(f)	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income	1.72%(f)	2.08%	1.98%	1.75%	1.72%	1.54%

Supplemental Data
Net assets, end of period (000)	$475,546	$500,622	$453,030	$511,193	$490,442	$499,439
Portfolio turnover rate(g)	176%	320%	280%	332%	264%	340%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	—%	—%	0.02%	0.01%	0.01%	—%
(f) Annualized. (g) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	125%	228%	211%	248%	188%	240%

See notes to financial statements.

146	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Portfolio
	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$43.39	$36.63	$40.56	$33.61	$34.32	$34.75
Net investment income(a)	0.01	0.06	0.15 (b)	0.12 (c)	0.07 (d)	0.05
Net realized and unrealized gain	5.97	11.86	0.83	11.11	0.07	2.45
Net increase from investment operations	5.98	11.92	0.98	11.23	0.14	2.50

Distributions(e)	—	—	—	—	—	—
From net investment income	—	(0.05)	(0.14)	(0.12)	(0.08)	(0.05)
From net realized gain	—	(5.11)	(4.77)	(4.16)	(0.77)	(2.88)
Total distributions	—	(5.16)	(4.91)	(4.28)	(0.85)	(2.93)

Net asset value, end of period	$49.37	$43.39	$36.63	$40.56	$33.61	$34.32

Total Return(f)
Based on net asset value	13.78%(g)	32.79%	2.42%	33.62%	0.40%	7.09%

Ratios to Average Net Assets
Total expenses	0.58%(h)	0.58%	0.59%(i)	0.60%	0.62%	0.61%
Total expenses after fees waived and/or reimbursed	0.48%(h)	0.48%	0.49%(i)	0.51%	0.53%	0.51%
Net investment income	0.07%(h)	0.13%	0.33%(b)(i)	0.29%(c)	0.21%(d)	0.14%

Supplemental Data
Net assets, end of period (000)	$213,738	$195,938	$162,866	$170,830	$139,019	$156,722
Portfolio turnover rate	25%	42%	45%	48%	86%	71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.22%, respectively, resulting from a non-recurring dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.09%, respectively, resulting from a non-recurring dividend.
(d)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a non-recurring dividend.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	147

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation Portfolio (a)
	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$16.03	$14.20	$16.42	$14.60	$14.25	$15.55
Net investment income(b)	0.09	0.27	0.27	0.25	0.23	0.24
Net realized and unrealized gain (loss)	(0.01)	2.28	(1.44)	1.80	0.37	(0.35)
Net increase (decrease) from investment operations	0.08	2.55	(1.17)	2.05	0.60	(0.11)

Distributions(c)
From net investment income	—	(0.24)	(0.24)	(0.23)	(0.25)	(0.30)
From net realized gain	—	(0.48)	(0.81)	—	—	(0.89)
From return of capital	—	—	—	—	—	(0.00	)(d)
Total distributions	—	(0.72)	(1.05)	(0.23)	(0.25)	(1.19)

Net asset value, end of period	$16.11	$16.03	$14.20	$16.42	$14.60	$14.25

Total Return(e)
Based on net asset value	0.50%(f)	18.05%	(7.27)%	14.05%	4.17%	(0.74)%

Ratios to Average Net Assets(g)
Total expenses	0.78%(h)	0.79%	0.78%	0.79%	0.83%	0.77%
Total expenses after fees waived and/or reimbursed	0.58%(h)	0.57%	0.58%	0.58%	0.58%	0.58%
Total expenses after fees waived and/or reimbursed and excluding dividend expense, broker fees and expenses on short sales, interest expense and stock loan fees	0.57%(h)	0.57%	0.57%	0.57%	0.57%	0.57%
Net investment income	1.15%(h)	1.72%	1.67%	1.56%	1.62%	1.52%

Supplemental Data
Net assets, end of period (000)	$175,136	$185,582	$173,983	$211,555	$206,525	$229,649
Portfolio turnover rate	106%	207%	145%	129%	134%	89%(i)

(a) Consolidated Financial Highlights.
(b) Based on average shares outstanding.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Amount is greater than $(0.005) per share.
(e) Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f) Aggregate total return.
(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	—%	0.02%	0.01%	—%	—%

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 87%.

See notes to financial statements.

148	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Government Money Market Portfolio
	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019		2018	2017		2016		2015
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00		$1.00		$1.00
Net investment income	0.0026	0.0177		0.0139	0.0044		0.0000	(a)	0.0000	(a)
Net realized gain	0.0000 (a)	0.0000	(a)	0.0000 (a)	0.0000	(a)	0.0000	(a)	0.0001
Net increase from investment operations	0.0026	0.0177		0.0139	0.0044		0.0000		0.0001

Distributions(b)
From net investment income	(0.0026)	(0.0177)		(0.0139)	(0.0044)		(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—	(0.0000	)(c)	—	(0.0000	)(c)	(0.0000	)(c)	(0.0001)
Total distributions	(0.0026)	(0.0177)		(0.0139)	(0.0044)		(0.0000)		(0.0001)

Net asset value, end of period	$1.00	$1.00		$1.00	$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.26%(e)	1.78%		1.41%	0.45%		0.00%		0.01%

Ratios to Average Net Assets
Total expenses	0.61%(f)	0.62%		0.64%	0.70%		0.54%		0.54%
Total expenses after fees waived and/or reimbursed	0.47%(f)	0.50%		0.50%	0.50%		0.42%		0.22%
Net investment income	0.55%(f)	1.77%		1.41%	0.44%		0.00%		0.00%

Supplemental Data
Net assets, end of period (000)	$105,947	$112,454		$131,361	$107,299		$122,057		$125,641

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	149

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield Portfolio
	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018		2017	2016	2015
Net asset value, beginning of period	$5.43	$5.00	$5.42		$5.31	$4.91	$5.44
Net investment income(a)	0.14	0.31	0.30		0.30	0.29	0.28
Net realized and unrealized gain (loss)	(0.31)	0.43	(0.42)		0.12	0.40	(0.52)
Net increase (decrease) from investment operations	(0.17)	0.74	(0.12)		0.42	0.69	(0.24)

Distributions(b)
From net investment income	(0.15)	(0.31)	(0.30)		(0.31)	(0.29)	(0.29)
From return of capital	—	—	(0.00	)(c)	—	—	—
Total distributions	(0.15)	(0.31)	(0.30)		(0.31)	(0.29)	(0.29)

Net asset value, end of period	$5.11	$5.43	$5.00		$5.42	$5.31	$4.91

Total Return(d)
Based on net asset value	(3.15)%(e)	15.04%	(2.31)%(f)		7.95%	14.43%	(4.65)%

Ratios to Average Net Assets
Total expenses	1.25%(g)	1.15%	1.98%		1.34%	0.99%(h)	0.91%
Total expenses after fees waived and/or reimbursed	0.50%(g)	0.50%	0.50%		0.50%	0.50%(h)	0.50%
Net investment income	5.66%(g)	5.76%	5.66%		5.53%	5.64%(h)	5.30%

Supplemental Data
Net assets, end of period (000)	$27,324	$30,673	$27,068		$32,005	$33,794	$31,788
Portfolio turnover rate	53%	74%	67%		73%	101%	84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

150	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio
	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.01	$10.58	$10.80	$10.86	$10.90	$11.07
Net investment income(a)	0.12	0.27	0.25	0.21	0.17	0.17
Net realized and unrealized gain (loss)	0.55	0.44	(0.17)	(0.02)	0.00 (b)	(0.11)
Net increase from investment operations	0.67	0.71	0.08	0.19	0.17	0.06
Distributions from net investment income(c)	(0.13)	(0.28)	(0.30)	(0.25)	(0.21)	(0.23)

Net asset value, end of period	$11.55	$11.01	$10.58	$10.80	$10.86	$10.90

Total Return(d)
Based on net asset value	6.10%(e)	6.78%	0.77%	1.72%	1.54%	0.54%

Ratios to Average Net Assets(f)
Total expenses	1.13%(g)	1.47%	1.69%	1.15%	0.94%	0.81%
Total expenses after fees waived and/or reimbursed	0.67%(g)	1.02%	0.86%	0.63%	0.59%	0.53%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50%(g)	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.06%(g)	2.45%	2.39%	1.89%	1.50%	1.58%

Supplemental Data
Net assets, end of period (000)	$57,279	$54,333	$53,941	$54,580	$60,506	$66,263
Portfolio turnover rate(h)	291%	658%	728%	1,058%	1,004%	1,421%

(a) Based on average shares outstanding.
(b) Amount is less than $0.005 per share.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e) Aggregate total return.
(f) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%	0.01%

(g) Annualized.
(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	190%	425%	434%	694%	631%	891%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	151

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Series Fund, Inc. (“Series Fund”) and BlackRock Series Fund II, Inc. (“Series Fund II” and together with Series Fund, the “Companies” and each, a “Company”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Company is organized as a Maryland corporation and is comprised of the separate portfolios indicated below. Series Fund is comprised of 5 separate portfolios and Series Fund II is comprised of 2 separate portfolios. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Company	Herein Referred To As	Diversification Classification
BlackRock Advantage Large Cap Core Portfolio	Series Fund	Advantage Large Cap Core	Diversified
BlackRock Balanced Capital Portfolio	Series Fund	Balanced Capital	Diversified
BlackRock Capital Appreciation Portfolio	Series Fund	Capital Appreciation	Diversified
BlackRock Global Allocation Portfolio	Series Fund	Global Allocation	Diversified
BlackRock Government Money Market Portfolio	Series Fund	Government Money Market	Diversified
BlackRock High Yield Portfolio	Series Fund II	High Yield	Diversified
BlackRock U.S. Government Bond Portfolio	Series Fund II	U.S. Government Bond	Diversified

The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts.

Advantage Large Cap Core, Balanced Capital, Capital Appreciation, Global Allocation and Government Money Market, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

High Yield and U.S. Government Bond, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Government Money Market operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

Basis of Consolidation: The accompanying consolidated financial statements of Global Allocation include the accounts of BlackRock Cayman Global Allocation Portfolio I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of Global Allocation and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables Global Allocation to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Global Allocation may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $8,541,164, which is 4.9% of Global Allocation’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Global Allocation, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

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Notes to Financial Statements  (unaudited) (continued)

Distributions: For Government Money Market, High Yield and U.S. Government Bond, distributions from net investment income are declared daily and paid monthly. For Advantage Large Cap Core, Balanced Capital, Capital Appreciation and Global Allocation, distributions from net investment income are declared and paid at least annually. For each Fund, distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Global Allocation’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Directors of the Series Fund II, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of High Yield and U.S. Government Bond, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Global Allocation has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Global Allocation may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ (except Government Money Market) investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Boards of Directors of the Companies (each a “Board” and together the “Boards”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by each Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments. U.S. GAAP defines fair value as the price Government Money Market would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Government Money Market’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Government Money Market seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s (except Government Money Market) assets and liabilities:

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Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

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Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

NOTES TO FINANCIAL STATEMENTS	153

Notes to Financial Statements  (unaudited) (continued)

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Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

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The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

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Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

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Exchange-traded equity options for which market quotations are readily available will be valued at the National Best Bid and Offer quotes (“NBBO”). NBBO represents the mean of the bid and ask prices as quoted on the exchange on which such options are traded. In the event that there is no mean price available, the last bid (long positions) or ask (short positions) price will be used. If no bid or ask price is available, the prior day’s price may be used. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

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Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Boards as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Boards or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

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Notes to Financial Statements  (unaudited) (continued)

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

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Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

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Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar

NOTES TO FINANCIAL STATEMENTS	155

Notes to Financial Statements  (unaudited) (continued)

guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the

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Notes to Financial Statements  (unaudited) (continued)

borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Global Allocation and High Yield had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Opendoor, Term Loan	$120,933	$120,933	$120,933	$ —

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Intelsat Jackson Holdings SA, Term Loan	$36,388	$36,388	$36,866	$ 478

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared repurchase agreements, a third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the

NOTES TO FINANCIAL STATEMENTS	157

Notes to Financial Statements  (unaudited) (continued)

MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Funds were as follows:

	Balanced Capital	U.S. Government Bond
Average Borrowings	$9,796,501	$ 10,650,904
Daily Weighted Average Interest Rate	0.62%	0.74%

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under an MRA, which permits a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

158	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of the Funds’ open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements	(a)	Reverse Repurchase Agreements	Borrowed Bond at Value including Accrued Interest (b)	Net Amount before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest	(c)	Cash Collateral Pledged	Net Collateral (Received) / Pledged	(c)	Net Exposure Due (to) / from Counterparty (d)
Balanced Capital
Bank of America Securities, Inc.	$716,975		$(4,029,036)	$(713,922)	$(4,025,983)	$—	$—	$4,025,983		$—	$4,025,983		$—
J.P. Morgan Securities LLC	—		(997,244)	—	(997,244)	—	—	996,746		—	996,746		(498)

	$716,975		$(5,026,280)	$(713,922)	$(5,023,227)	$—	$—	$5,022,729		$—	$5,022,729		$(498)

(a)	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $1,471 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)

Net collateral, including accrued interest, with a value of $5,025,108 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged	Net Amount (b)
U.S. Government Bond
Bank of America Securities, Inc.	$(5,063,275)	$5,062,944		$—	$(331)
J.P. Morgan Securities LLC	(757,885)	757,505		—	(380)

	$(5,821,160)	$5,820,449		$—	$(711)

(a)

Collateral with a value of $5,820,449 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions (Borrowed Bonds): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Short Sale Transactions (Equities): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statements of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

NOTES TO FINANCIAL STATEMENTS	159

Notes to Financial Statements  (unaudited) (continued)

Securities Lending: Certain funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks and investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

160	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of each Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Advantage Large Cap Core
Barclays Bank plc	$827,831	$(827,831)	$—
BofA Securities, Inc.	7,651	(7,651)	—
Citigroup Global Markets, Inc.	1,539,778	(1,539,778)	—
Credit Suisse Securities (USA) LLC	1,072,260	(1,068,393)	3,867
Deutsche Bank Securities, Inc.	56,894	(56,444)	450
Goldman Sachs & Co.	8,415	(8,415)	—
JP Morgan Securities LLC	206,124	(206,108)	16
Morgan Stanley & Co. LLC	1,499,679	(1,499,679)	—
National Financial Services LLC	317,492	(317,492)	—
State Street Bank & Trust Co.	611,986	(611,986)	—
TD Prime Services LLC	13,846	(13,846)	—

	$6,161,956	$(6,157,623)	$4,333

Balanced Capital
Barclays Bank plc	1,444,974	(1,444,974)	—
BofA Securities, Inc.	183,875	(183,875)	—
Citigroup Global Markets, Inc.	3,387,043	(3,387,043)	—
Credit Suisse Securities (USA) LLC	76,275	(76,275)	—
Deutsche Bank Securities, Inc.	213,051	(213,051)	—
Goldman Sachs & Co.	222,760	(222,760)	—
JP Morgan Securities LLC	413,163	(413,163)	—
Morgan Stanley & Co. LLC	1,152,097	(1,150,417)	1,680
National Financial Services LLC	65,764	(65,195)	569
State Street Bank & Trust Co.	139,156	(139,156)	—

	$7,298,158	$(7,295,909)	$2,249

Capital Appreciation
JP Morgan Securities LLC	$4,416,395	$(4,416,395)	$—

Global Allocation
BofA Securities, Inc.	422,859	(422,859)	—
Citigroup Global Markets, Inc.	258,908	(258,908)	—
Credit Suisse Securities (USA) LLC	883,425	(883,425)	—
Goldman Sachs & Co.	632,301	(632,301)	—
Jefferies LLC	96,524	(96,524)	—
JP Morgan Securities LLC	6,942	(6,942)	—
National Financial Services LLC	108,705	(108,705)	—
SG Americas Securities LLC	184,129	(184,129)	—
State Street Bank & Trust Co.	1,188,808	(1,188,808)	—
TD Prime Services LLC	833,984	(833,984)	—

	$4,616,585	$(4,616,585)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in these tables. The total cash collateral received by each Fund is disclosed in the Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of June 30, 2020. Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	161

Notes to Financial Statements  (unaudited) (continued)

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — Certain funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

162	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker a variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

NOTES TO FINANCIAL STATEMENTS	163

Notes to Financial Statements  (unaudited) (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Company, on behalf of its respective Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee based on the percentage of the seven combined Funds’ average daily net assets at the following annual rates:

Average Daily Net Assets of the Seven Combined Funds	Investment Advisory Fees
First $250 Million	0.50%
$250 Million — $300 Million	0.45
$300 Million — $400 Million	0.40
$400 Million — $800 Million	0.35
Greater than $800 Million	0.30

The portion of the assets of a Fund to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the seven combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the seven combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager provides investment management and other services to the Subsidiary of Global Allocation. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Global Allocation pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to each High Yield and U.S. Government Bond, the Manager entered into separate sub-advisory agreements, effective March 2, 2020 and May 19, 2020 respectively, with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

With respect to Balanced Capital, the Manager entered into separate sub-advisory agreements with BIL and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of Balanced Capital for which BIL and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by Balanced Capital to the Manager.

Distribution Fees: Each Company, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

164	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Transfer Agent: On behalf of the Funds, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Funds with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2020, the Funds did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: With respect to each Fund (other than Government Money Market), the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to May 1, 2020, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2020, the amounts waived were as follows:

Advantage Large Cap Core	$ 1,240
Balanced Capital	4,383
Capital Appreciation	327
Global Allocation	262
High Yield	183
U.S. Government Bond	787

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s (other than Government Money Market) assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2020, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Balanced Capital	$ 29
Global Allocation	2,279

For the six months ended June 30, 2020, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Advantage Large Cap Core	$ 1,081
Balanced Capital	2,913
Capital Appreciation	1,128
Global Allocation	1,076
Government Money Market	694
High Yield	178
U.S. Government Bond	329

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Advantage Large Cap Core	0.04%
Balanced Capital	0.04
Capital Appreciation	0.04
Global Allocation	0.04
Government Money Market	0.02
High Yield	0.05
U.S. Government Bond	0.05

The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to April 30, 2021. The contractual agreement may be terminated with respect to each Fund, upon 90 days’ notice by a majority of Independent Directors or by a vote of the outstanding voting securities of a Fund.

NOTES TO FINANCIAL STATEMENTS	165

Notes to Financial Statements  (unaudited) (continued)

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed in the Statements of Operations. For the six months ended June 30, 2020, class specific expense waivers and/or reimbursement are as follows:

Advantage Large Cap Core	$ 79,663
Balanced Capital	231,792
Capital Appreciation	93,081
Global Allocation	88,656
Government Money Market	64,798
High Yield	11,289
U.S. Government Bond	25,611

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Advantage Large Cap Core	0.50%
Balanced Capital	0.50
Capital Appreciation	0.57
Global Allocation	0.57
Government Money Market	0.50
High Yield	0.50
U.S. Government Bond	0.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended June 30, 2020, the following amounts are included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed in the Statements of Operations:

Fees Waived and/or reimbursed by the Manager
Advantage Large Cap Core	$ 250
Balanced Capital	185
Global Allocation	48,925
Government Money Market	140
High Yield	83,985
U.S. Government Bond	89,731

Transfer agent fees waived and/ or reimbursed
Advantage Large Cap Core	$ 3,304
Balanced Capital	7,273
Global Allocation	34,219
Government Money Market	1,559
High Yield	6,859
U.S. Government Bond	13,881

The Manager has also voluntarily agreed to waive a portion of its investment advisory fees and/or reimburse operating expenses to enable Government Money Market to maintain minimum levels of daily net investment income, if applicable. These amounts, if any, are reported in the Statement of Operations as fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed. The Manager may discontinue the waiver and/or reimbursement at any time. For the six months ended June 30, 2020, fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed under this agreement were $9,626 and $2,800, respectively, for Government Money Market.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

166	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Pursuant to the current securities lending agreement, Advantage Large Cap Core, Balanced Capital and Capital Appreciation retain 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Advantage Large Cap Core, Balanced Capital and Capital Appreciation retain, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Pursuant to the current securities lending agreement, Global Allocation, Government Money Market, High Yield and U.S. Government Bond retain 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset or Fixed-Income Complexes, as applicable, in a calendar year exceeds a specified threshold, Global Allocation, Government Money Market, High Yield and U.S. Government Bond, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2020, each Fund paid BIM the following amounts for securities lending agent services:

Advantage Large Cap Core	$ 6,031
Balanced Capital	9,811
Capital Appreciation	3,849
Global Allocation	4,169

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Boards.

During the period ended June 30, 2020, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Companies are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Companies’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Balanced Capital	$269,861	$76,715	$ 1,920
Global Allocation	92,910	112,420	2,590
High Yield	230,867	358,451	7,814

NOTES TO FINANCIAL STATEMENTS	167

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, including paydowns, mortgage dollar rolls and excluding short-term securities, were as follows:

	Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	U.S. Government Bond
Purchases
Non-U.S. Government Securities	$103,376,465	$837,960,021	$48,558,496	$145,034,379	$14,378,549	$172,114,711
U.S. Government Securities	—	25,455,048	—	15,589,406	—	14,630,487

	$103,376,465	$863,415,069	$48,558,496	$160,623,785	$14,378,549	$186,745,198

Sales
Non-U.S. Government Securities	$115,462,873	$867,086,217	$56,888,739	$143,006,427	$16,308,654	$180,660,298
U.S. Government Securities	—	32,830,100	—	21,713,550	—	19,355,543

	$115,462,873	$899,916,317	$56,888,739	$164,719,977	$16,308,654	$200,015,841

For the six months ended June 30, 2020, purchases and sales related to mortgage dollar rolls were as follows:

	Balanced Capital	U.S. Government Bond
Purchases	$253,211,310	$ 64,600,308
Sales	253,242,019	64,601,378

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2019, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

High Yield	$ 2,206,579
U.S. Government Bond	2,695,521

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	U.S. Government Bond
Tax cost	$165,747,196	$495,666,748	$133,415,792	$169,984,504	$27,959,638	$69,407,477

Gross unrealized appreciation	$23,473,454	$47,114,019	$85,393,619	$24,311,652	$578,022	$3,320,108
Gross unrealized depreciation	(8,769,632)	(16,749,270)	(566,811)	(10,448,543)	(1,140,178)	(519,793)

Net unrealized appreciation (depreciation)	$14,703,822	$30,364,749	$84,826,808	$13,863,109	$(562,156)	$2,800,315

9.	BANK BORROWINGS

The Companies, on behalf of the Funds (except for Government Money Market), along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Funds did not borrow under the credit agreement.

168	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Certain obligations held by Government Money Market have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. Government Money Market monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

NOTES TO FINANCIAL STATEMENTS	169

Notes to Financial Statements  (unaudited) (continued)

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Advantage Large Cap Core and Capital Appreciation invested a significant portion of their assets in securities in the Information Technology sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”) or are unrated, which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

Certain funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/ or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Advantage Large Cap Core
Shares sold	27,051	$630,012	66,878	$1,469,715
Shares issued in reinvestment of distributions	—	—	501,554	11,852,191
Shares redeemed	(463,212)	(10,296,265)	(832,213)	(19,085,077)

Net decrease	(436,161)	$(9,666,253)	(263,781)	$(5,763,171)

Balanced Capital
Shares sold	59,018	$918,625	132,621	$2,069,462
Shares issued in reinvestment of distributions	—	—	2,208,322	34,979,827
Shares redeemed	(1,748,656)	(26,640,903)	(3,218,758)	(50,591,392)

Net decrease	(1,689,638)	$(25,722,278)	(877,815)	$(13,542,103)

Capital Appreciation
Shares sold	33,067	$1,465,326	56,224	$2,303,761
Shares issued in reinvestment of distributions	—	—	490,562	21,012,661
Shares redeemed	(219,498)	(9,734,008)	(476,802)	(20,570,216)

Net increase (decrease)	(186,431)	$(8,268,682)	69,984	$2,746,206

Global Allocation
Shares sold	43,140	$679,379	166,976	$2,557,633
Shares issued in reinvestment of distributions	—	—	511,283	8,154,274
Shares redeemed	(745,915)	(11,665,849)	(1,352,496)	(20,894,767)

Net decrease	(702,775)	$(10,986,470)	(674,237)	$(10,182,860)

Government Money Market
Shares sold	32,829,561	$32,829,561	53,468,807	$53,468,807
Shares issued in reinvestment of distributions	299,806	299,806	2,119,850	2,119,850
Shares redeemed	(39,638,587)	(39,638,587)	(74,497,431)	(74,497,431)

Net decrease	(6,509,220)	$(6,509,220)	(18,908,774)	$(18,908,774)

170	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
High Yield
Shares sold	487,400	$2,412,741	663,278	$3,476,409
Shares issued in reinvestment of distributions	155,065	795,253	327,898	1,733,975
Shares redeemed	(937,714)	(4,835,407)	(761,839)	(4,045,309)

Net increase (decrease)	(295,249)	$(1,627,413)	229,337	$1,165,075

U.S. Government Bond
Shares sold	298,080	$3,409,989	463,896	$5,048,514
Shares issued in reinvestment of distributions	56,589	642,075	131,942	1,430,787
Shares redeemed	(329,522)	(3,734,684)	(757,229)	(8,239,076)

Net increase (decrease)	25,147	$317,380	(161,391)	$(1,759,775)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	171

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Series Fund, Inc. (the “Corporation”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Corporation, on behalf of BlackRock Advantage Large Cap Core Portfolio (the “Large Cap Core Portfolio”), BlackRock Balanced Capital Portfolio (the “Balanced Capital Portfolio”), BlackRock Capital Appreciation Portfolio (the “Capital Appreciation Portfolio”), BlackRock Global Allocation Portfolio (the “Global Allocation Portfolio”) and BlackRock Government Money Market Portfolio (the “Government Money Market Portfolio” and together with the Large Cap Core Portfolio, the Balanced Capital Portfolio, the Capital Appreciation Portfolio and the Global Allocation Portfolio, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager”), the Corporation’s investment advisor. The Board also considered the approval of the sub-advisory agreements between the Manager and (a) BlackRock International Limited (“BIL”) with respect to Balanced Capital Portfolio (the “BIL Sub-Advisory Agreement”); and (b) BlackRock (Singapore) Limited (“BSL” and together with BIL, the “Sub-Advisors”) with respect to Balanced Capital Portfolio (the “BSL Sub-Advisory Agreement” and together with the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Corporation and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Funds. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) with respect to each Fund, investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to the Fund’s peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Corporation’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) with respect to the Large Cap Core Portfolio, the Balanced Capital Portfolio, the Capital Appreciation Portfolio and the Global Allocation Portfolio, the use of brokerage commissions and execution quality of portfolio transactions and, with respect to the Government Money Market Portfolio, the execution quality of portfolio transactions; (j) BlackRock’s implementation of the Corporation’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

172	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of each Fund’s portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, with respect to Large Cap Core Portfolio, Balanced Capital Portfolio, Capital Appreciation Portfolio and Global Allocation Portfolio, the respective Morningstar open-end fund category (“Morningstar Open-End Category”); and, with respect to Government Money Market Portfolio, a weighted average benchmark of similar funds, as defined by BlackRock (“Benchmark Weighted Average”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, Balanced Capital Portfolio ranked in the first quartile against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, Capital Appreciation Portfolio ranked in the second, first and first quartile, respectively, against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, Global Allocation Portfolio ranked in the second quartile against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board noted significant changes to the Fund’s portfolio management team under the senior leadership of BlackRock’s Global Fixed Income Chief Investment Officer and an expansion of resources.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	173

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board noted that for the one-, three- and five-year periods reported, the Large Cap Core Portfolio ranked in the third, second and second quartiles, respectively, against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Open-End Category during the applicable periods.

The Board noted that for each of the one- and three-year periods reported, the Government Money Market Portfolio underperformed its Benchmark Weighted Average. The Board noted that BlackRock believes that the Benchmark Weighted Average is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Benchmark Weighted Average during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Balanced Capital Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of certain other funds, increase above certain contractually specified levels. The Board noted that if the size of the Fund or such other funds were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Fund.

The Board noted that Global Allocation Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of certain other funds, increase above certain contractually specified levels. The Board noted that if the size of the Fund or such other funds were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Fund.

The Board noted that Large Cap Core Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of certain other funds, increase above certain contractually specified levels. The Board noted that if the size of the Fund or such other funds were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Fund.

The Board noted that Government Money Market Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of certain other funds, increase above certain contractually specified levels. The Board noted that if the size of the Fund or such other funds were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Fund.

The Board noted that Capital Appreciation Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints

174	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of certain other funds, increase above certain contractually specified levels. The Board noted that if the size of the Fund or such other funds were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Fund.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, (ii) the BIL Sub-Advisory Agreement between the Manager and BIL with respect to Balanced Capital Portfolio, and (iii) the BSL Sub-Advisory Agreement between the Manager and BSL with respect to Balanced Capital Portfolio, each for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	175

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Series Fund II, Inc. (the “Company”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Company, on behalf of BlackRock High Yield Portfolio (the “High Yield Portfolio”) and BlackRock U.S. Government Bond Portfolio (the “U.S. Government Bond Portfolio” and together with the High Yield Portfolio, the “Funds” and each, a “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

176	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of Each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and the respective Morningstar open-end fund category (“Morningstar Open-End Category”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, the High Yield Portfolio ranked in the first quartile against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the High Yield Portfolio, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, the U.S. Government Bond Portfolio ranked in the first, first and second quartiles, respectively, against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the U.S. Government Bond Portfolio, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with Each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	177

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the High Yield Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the High Yield Portfolio’s Expense Peers. The Board also noted that the High Yield Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the High Yield Portfolio, combined with the assets of certain other funds, increase above certain contractually specified levels. The Board noted that if the size of the High Yield Portfolio, or such other funds were to decrease, the High Yield Portfolio could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the High Yield Portfolio’s total expenses as a percentage of the High Yield Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the High Yield Portfolio.

The Board noted that the U.S. Government Bond Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the U.S. Government Bond Portfolio’s Expense Peers. The Board also noted that the U.S. Government Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the U.S. Government Bond Portfolio, combined with the assets of certain other funds, increase above certain contractually specified levels. The Board noted that if the size of the U.S. Government Bond Portfolio, or such other funds were to decrease, the U.S. Government Bond Portfolio could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the U.S. Government Bond Portfolio’s total expenses as a percentage of the U.S. Government Bond Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the U.S. Government Bond Portfolio.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Company, on behalf of each Fund, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

178	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Series Fund II, Inc. (the “Company”), on behalf of its series BlackRock High Yield Portfolio (the “Fund”), met in person on February 19, 2020 (the “February Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited, with respect to the Fund. The Sub-Advisory Agreement was substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the February Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

At the February Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of this agreement at the May and June Meetings is included in the Fund’s semi-annual shareholder report for the reporting period ended June 30, 2019. The factors considered by the Board at the February Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the February Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement between the Manager and BlackRock International Limited, with respect to the Fund for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	179

Disclosure of Sub-Advisory Agreements  (continued)

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Series Fund II, Inc. (the “Company”), on behalf of its series BlackRock U.S. Government Bond Portfolio (the “Fund”), met on April 16, 2020 (the “April Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited, with respect to the Fund. The Sub-Advisory Agreement was substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the April Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

At the April Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of this agreement at the May and June Meetings is included in the Fund’s semi-annual shareholder report for the reporting period ended June 30, 2019. The factors considered by the Board at the April Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the April Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement between the Manager and BlackRock International Limited, with respect to the Fund for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

180	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

BlackRock Series Fund, Inc.

Mark Stalnecker, Chair of the Board and Director

Bruce R. Bond, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

Cynthia A. Montgomery, Director

Donald C. Opatrny, Director

Joseph P. Platt, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers(a)

BlackRock International Limited

Edinburgh, EH3 8JB

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A.(b)

New York, NY 10179

Brown Brothers Harriman & Co.(c)

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Balanced Capital Portfolio.
(b)	For all Funds except BlackRock Global Allocation Portfolio.
(c)	For BlackRock Global Allocation Portfolio.

DIRECTOR AND OFFICER INFORMATION	181

Director and Officer Information

BlackRock Series Fund II, Inc.

Richard E. Cavanagh, Co-Chair of the Board and Director

Karen P. Robards, Co-Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective February 19, 2020, Henry Gabbay resigned as a Director of the Company.

Investment Adviser and Administrator
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock International Limited
Edinburgh, EH3 8JB
United Kingdom
Accounting Agent
JPMorgan Chase Bank, N.A.
New York, NY 10179
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809
Custodian
JPMorgan Chase Bank, N.A.
New York, NY 10179

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Distributor
BlackRock Investments, LLC
New York, NY 10022
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

182	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds (except BlackRock Government Money Market Portfolio) file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

The BlackRock Government Money Market Portfolio files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Fund’s reports on Form N-MFP are available on the SEC’s website at sec.gov. The Fund makes portfolio holdings available to shareholders on its website at blackrock.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com/prospectus/insurance; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com/prospectus/insurance; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	183

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

184	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNY	Chinese Yuan

COP	Colombian Peso

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

KZT	Kazakhstani Tenge

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

RUB	New Russian Ruble

SGD	Singapore Dollar

TRY	Turkish Lira

TWD	Taiwan New Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ABS	Asset-Backed Security

ADR	American Depositary Receipts

BA	Canadian Bankers Acceptances

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CLO	Collateralized Loan Obligation

CSMC	Credit Suisse Mortgage Capital

CWABS	Countrywide Asset-Backed Certificates

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MXIBTIIE	Mexico Interbank TIIE 28-Day

NASDAQ	National Association of Securities Dealers Automated

NYRS	New York Registered Shares

OTC	Over-the-counter

PCL	Public Company Limited

PIK	Payment-In-Kind

RB	Revenue Bonds

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SCB	Standard Chartered Bank

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depositary Receipts

TBA	To-be-announced

VRDN	Variable Rate Demand Notes

GLOSSARY OF TERMS USED IN THIS REPORT	185

Want to know more?

blackrock.com    |    800-441-7762

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. and BlackRock Series Fund II, Inc. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. BlackRock Government Money Market Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance, call (800) 626-1960. BlackRock Government Money Market Portfolio’s current 7-day yield more closely reflects the current earnings of the Portfolio than the total returns quoted. Although BlackRock Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so and it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Series8-6/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment
Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: August 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: August 28, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Series Fund, Inc.

Date: August 28, 2020

4